As filed with the Securities and Exchange Commission on October 7, 2024

Registration No. 333-[●]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

(Check appropriate box or boxes)

Carlyle Secured Lending, Inc.

(Exact Name of Registrant as Specified in Charter)

One Vanderbilt Avenue, Suite 3400,

New York, NY 10017

(Address of Principal Executive Offices)

(212) 813-4900

(Area Code and Telephone Number)

Joshua Lefkowitz

Carlyle Secured Lending, Inc.

One Vanderbilt Avenue, Suite 3400,

New York, NY 10017

(Name and Address of Agent for Service)

Copies to:

Jay G. Baris John H. Butler Sidley Austin LLP 787 7th Avenue New York, NY 10019 Telephone: (212) 839-5300	William G. Farrar Melissa Sawyer Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004 Telephone: (212) 558-4000	David M. Leahy David Mahaffey Sullivan & Worcester LLP 1666 K Street, NW Washington, DC 20006 Telephone: (202) 775-1200

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective and upon completion of the transactions described in the enclosed document.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission. CGBD may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This document is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where such offer or sale is not permitted.

PRELIMINARY — SUBJECT TO COMPLETION — DATED OCTOBER 7, 2024

CARLYLE SECURED LENDING, INC.

One Vanderbilt Avenue, Suite 3400

New York, NY 10017

MERGER PROPOSED — YOUR VOTE IS VERY IMPORTANT

[●], 2024

To Our Stockholders:

We are pleased to invite you to attend a Special Meeting of Stockholders (the “CGBD Special Meeting”) of Carlyle Secured Lending, Inc., a Maryland corporation (“we,” “us,” “our,” or “CGBD”), to be held virtually at www.virtualshareholdermeeting.com/[●] on [●], 202[●], at [●] [a.m.][p.m.], Eastern time. Stockholders of record of CGBD at the close of business on [●], 202[●] are entitled to notice of, and to vote at, the CGBD Special Meeting or any adjournment or postponement thereof.

The notice of special meeting and the joint proxy statement/information statement/prospectus accompanying this letter provide an outline of the business to be conducted at the CGBD Special Meeting. At the CGBD Special Meeting, you will be asked to approve the issuance of shares of common stock, par value $0.01 per share, of CGBD (“CGBD Common Stock”) to be issued pursuant to the Agreement and Plan of Merger, dated as of August 2, 2024 (the “Merger Agreement”), among Carlyle Secured Lending III, a Delaware statutory trust (“CSL III”), CGBD, Blue Fox Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of CGBD (“Merger Sub”), and, for the limited purposes set forth therein, CSL III Advisor, LLC, a Delaware limited liability company and investment adviser of CSL III, and Carlyle Global Credit Investment Management L.L.C., a Delaware limited liability company and investment adviser of CGBD (the “Merger Stock Issuance Proposal”).

Closing of the Mergers (as defined below) is contingent upon (a) CGBD stockholder approval of the Merger Stock Issuance Proposal and (b) satisfaction or waiver of certain other closing conditions. If the Mergers do not close, then the CGBD Common Stock will not be issued pursuant to the Merger Stock Issuance Proposal, even if approved by the CGBD stockholders.

CGBD and CSL III are proposing a combination of both companies by a merger and related transactions pursuant to the Merger Agreement in which Merger Sub would merge with and into CSL III (the “First Merger”), with CSL III continuing as the surviving company and as a wholly-owned subsidiary of CGBD. Immediately after the effectiveness of the First Merger, CSL III will merge with and into CGBD (the “Second Merger,” together with the First Merger, the “Mergers”), with CGBD continuing as the surviving company.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the First Merger (the “Effective Time”), each common share of beneficial interest, par value $0.001 per share, of CSL III (“CSL III Common Shares”) issued and outstanding immediately prior to the Effective Time (other than shares owned by CGBD or any of its consolidated subsidiaries (the “Cancelled Shares”)) will be converted into the right to receive a number of shares of CGBD Common Stock, based on an exchange ratio determined as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time (such date, the “Determination Date”) that potentially values CGBD at a premium to its net asset value (“NAV”) with such premium-to-NAV subject to a cap of 5.5%. As described in more detail in the joint proxy statement/information statement/prospectus accompanying this letter, the Exchange Ratio (as defined in the Merger Agreement) is calculated by taking into account the per share NAV of CGBD and CSL III (the “CGBD Per Share NAV” and the “CSL III Per Share NAV,” respectively), as well as the closing price per share of CGBD Common Stock on the Nasdaq Global Select Market (“Nasdaq”) on either the Determination Date or, if the Nasdaq is closed, the most recent trading day prior to the Determination Date (the “CGBD Common Stock Price”). See “Summary of the Merger — Merger Consideration” in the joint proxy statement/information statement/prospectus accompanying this letter for a full description of the determination of the Exchange Ratio pursuant to the Merger Agreement.

The following scenarios provide an illustration of the mechanics of the Exchange Ratio based on the ratio of the CGBD Common Stock Price to the CGBD Per Share NAV, or the CGBD P/NAV, as of the Determination Date:

CGBD P/NAV at Merger Close	Exchange Ratio Formula
CGBD P/NAV ≤ 100%	Exchange Ratio = CSL III Per Share NAV / CGBD Per Share NAV
100% < CGBD P/NAV < 111%	Exchange Ratio = (CSL III Per Share NAV x (1 + 50% x (CGBD P/NAV-1)) / CGBD Common Stock Price
CGBD P/NAV ≥ 111%	Exchange Ratio = (CSL III Per Share NAV x (1 + 5.5%)) / CGBD Common Stock Price

Illustrative Exchange Ratio Calculations Using CGBD Per Share NAV and CSL III Per Share NAV as of June 30, 2024
	Scenario #1	Scenario #2	Scenario #3
CGBD Common Stock Price*	$16.95	$17.80	$18.98
CGBD Per Share NAV	$16.95	$16.95	$16.95
CGBD P/NAV*	100%	105%	112%
CSL III Per Share NAV	$21.28	$21.28	$21.28
Exchange Ratio	$21.28 / $16.95 = 1.255	($21.28 x (1 + 50% x (105% - 1)) / $17.80 = 1.226	($21.28 x (1 + 5.5%)) / $18.98 = 1.183
	Each CSL III shareholder would receive 1.255 shares of CGBD Common Stock per CSL III Common Share	Each CSL III shareholder would receive 1.226 shares of CGBD Common Stock per CSL III Common Share	Each CSL III shareholder would receive 1.183 shares of CGBD Common Stock per CSL III Common Share

*	CGBD Common Stock Price and price to NAV ratio are illustrative.

In connection with entry into the Merger Agreement and subject to completion of the transactions contemplated thereby, Carlyle Global Credit Investment Management L.L.C., in its capacity as an investment adviser to CGBD, and CSL III Advisor, LLC, in its capacity as an investment adviser to CSL III, have agreed to cover merger-related expenses in certain circumstances, up to a total cap of $5 million. See “Description of the Merger Agreement — Expense Reimbursement” in the joint proxy statement/information statement/prospectus accompanying this letter for more information on the potential expense reimbursement.

In addition, in connection with entry into the Merger Agreement, Carlyle Investment Management L.L.C, a wholly-owned subsidiary of The Carlyle Group Inc., has agreed to exchange its shares of CGBD Preferred Stock (as defined below) for CGBD Common Stock at the Closing CGBD Net Asset Value per share. This exchange will eliminate the dilutive impact of CGBD Preferred Stock, which has a conversion price of $8.98 per share as of June 30, 2024, compared to CGBD’s June 30, 2024 NAV per share of $16.95. See “Description of the Merger Agreement — Preferred Stock Exchange and Lock-Up Agreement” in the accompanying joint proxy statement/information statement/prospectus for more information.

Your vote is extremely important. The holders of a majority of all the votes entitled to be cast, without regard to class, must be present at the CGBD Special Meeting for a quorum to be established and the Merger Stock Issuance Proposal to be voted on. Assuming a quorum is established, the approval of the Merger Stock Issuance Proposal requires the affirmative vote of at least a majority of votes cast on the Merger Stock Issuance Proposal. Abstentions will not be included in determining the number of votes cast and, as a result, assuming a quorum is established, will have no effect on the voting outcome of the Merger Stock Issuance Proposal. Because the sole proposal at the CGBD Special Meeting is a matter on which brokers do not have discretionary authority to vote, there will not be any broker non-votes.

After careful consideration and, with respect to the Merger Stock Issuance Proposal, on the recommendation of a special committee of the Board of Directors of CGBD (the “CGBD Board”) comprised entirely of certain independent directors of CGBD, the CGBD Board unanimously recommends that CGBD’s stockholders vote “FOR” the Merger Stock Issuance Proposal.

It is important that your shares be represented at the CGBD Special Meeting. Please follow the instructions on the enclosed proxy card and authorize your proxy via the Internet, by telephone or by signing, dating and returning the enclosed proxy card. CGBD encourages you to authorize your proxy via the Internet as it saves CGBD significant time and processing costs. Voting by proxy does not deprive you of your right to participate in the CGBD Special Meeting.

The accompanying joint proxy statement/information statement/prospectus describes the CGBD Special Meeting, the Mergers and the documents related to the Mergers (including the Merger Agreement) that CGBD’s stockholders should review before voting on the Merger Stock Issuance Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 22 and as otherwise incorporated by reference in the accompanying joint proxy statement/information statement/prospectus, for a discussion of the risks relating to the Mergers and CGBD. CGBD files periodic reports, current reports, proxy statements and other information with the U.S. Securities and Exchange Commission. This information is available free of charge, and stockholder inquiries can be made, by contacting CGBD at One Vanderbilt Avenue, Suite 3400, New York, NY 10017 or by calling CGBD collect at (212) 813-4900 or on CGBD’s website at www.carlylesecuredlending.com. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information. Except for the documents incorporated by reference into the accompanying joint proxy statement/information statement/prospectus, information on CGBD’s website is not incorporated into or a part of the accompanying joint proxy statement/information statement/prospectus.

No matter how many or few shares in CGBD you own, your vote and participation are very important to us. On behalf of management and our Board of Directors, we thank you for your continued support of CGBD.

Sincerely yours,

/s/ [●]
Justin V. Plouffe
President and Chief Executive Officer

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of CGBD Common Stock to be issued under the accompanying joint proxy statement/information statement/prospectus or determined if the accompanying joint proxy statement/information statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The accompanying joint proxy statement/information statement/prospectus is dated [●], 2024 and is first being mailed or otherwise delivered to CGBD Stockholders on or about [●], 2024.

Carlyle Secured Lending, Inc. One Vanderbilt Avenue, Suite 3400 New York, NY 10017 (212) 813-4900	Carlyle Secured Lending III One Vanderbilt Avenue, Suite 3400 New York, NY 10017 (212) 813-4900

CARLYLE SECURED LENDING, INC.

One Vanderbilt Avenue, Suite 3400

New York, NY 10017

NOTICE OF VIRTUAL 2024 SPECIAL MEETING OF STOCKHOLDERS

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “CGBD Special Meeting”) of Carlyle Secured Lending, Inc., a Maryland corporation (“we,” “us,” “our,” or “CGBD”), will be held virtually at www.virtualshareholdermeeting.com/[●] on [●], 202[●], at [●] [a.m.][p.m.], Eastern time.

At the CGBD Special Meeting, holders of our common stock and holders of our Convertible Preferred Stock, Series A, voting together as a single class, will consider and vote on the proposal to approve the issuance of shares of common stock, par value $0.01 per share, of CGBD (“CGBD Common Stock”) to be issued pursuant to the Agreement and Plan of Merger, dated as of August 2, 2024 (the “Merger Agreement”), among Carlyle Secured Lending III, a Delaware statutory trust (“CSL III”), CGBD, Blue Fox Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of CGBD (“Merger Sub”), and, for the limited purposes set forth therein, CSL III Advisor, LLC, a Delaware limited liability company and investment adviser of CSL III, and Carlyle Global Credit Investment Management L.L.C., a Delaware limited liability company and investment adviser of CGBD (the “Merger Stock Issuance Proposal”).

AFTER CAREFUL CONSIDERATION, ON THE RECOMMENDATION OF A SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF CGBD (THE “CGBD BOARD”) COMPRISED ENTIRELY OF CERTAIN INDEPENDENT DIRECTORS OF CGBD, THE CGBD BOARD UNANIMOUSLY RECOMMENDS THAT CGBD’S STOCKHOLDERS VOTE “FOR” THE MERGER STOCK ISSUANCE PROPOSAL.

You have the right to receive notice of, and to vote at, the CGBD Special Meeting if you were a stockholder of record of CGBD at the close of business on [●], 2024. A joint proxy statement/information statement/prospectus is attached to this Notice that describes the matters to be voted upon at the CGBD Special Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy card will instruct you as to how you may authorize your proxy via the Internet, by telephone or by signing, dating and returning the enclosed proxy card. In addition, information regarding how to find the logistical details of the CGBD Special Meeting (including how to remotely access, participate in and vote during the virtual meeting) is included beginning on page 1 of the attached joint proxy statement/information statement/prospectus.

Whether or not you plan to participate in the CGBD Special Meeting, we encourage you to authorize your proxy to vote your shares by following the instructions on the enclosed proxy card. Please note, however, that if you wish to vote during the CGBD Special Meeting and your shares are held of record by a broker, bank, trustee or nominee, you must obtain a “legal” proxy issued in your name from that record holder.

Thank you for your continued support of CGBD.

By Order of the Board of Directors,

/s/ [●]
Joshua Lefkowitz Secretary

New York, NY

[●], 2024

Stockholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the Board of Directors of CGBD. You may execute the proxy card using the methods described in the proxy card. Executing and returning the proxy card is important to ensure a quorum at the CGBD Special Meeting. Stockholders also have the option to authorize their proxies by telephone or Internet by following the instructions printed on the proxy card. Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised, subject to the voting deadlines that are described in the accompanying proxy statement. Any such notice of revocation should be provided by the stockholder in the same manner as the proxy being revoked.

CARLYLE SECURED LENDING III

One Vanderbilt Avenue, Suite 3400

New York, NY 10017

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

[●], 2024

Dear Shareholder:

This joint proxy statement/information statement/prospectus is being furnished to the holders of common shares of beneficial interest, par value $0.001 per share (“CSL III Common Shares”), of Carlyle Secured Lending III, a Delaware statutory trust (“CSL III”), in connection with the Agreement and Plan of Merger, dated as of August 2, 2024 (the “Merger Agreement”), among CSL III, Carlyle Secured Lending, Inc., a Maryland corporation (“CGBD”), Blue Fox Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of CGBD (“Merger Sub”), and, for the limited purposes set forth therein, CSL III Advisor, LLC, a Delaware limited liability company and investment adviser of CSL III, and Carlyle Global Credit Investment Management L.L.C., a Delaware limited liability company and investment adviser of CGBD.

Closing of the Mergers (as defined below) is contingent upon (i) CGBD stockholder approval of the issuance of shares of common stock, par value $0.01 per share, of CGBD (“CGBD Common Stock”) to be issued pursuant to the Merger Agreement and (ii) satisfaction or waiver of certain other closing conditions.

CGBD and CSL III are proposing a combination of both companies by a merger and related transactions pursuant to the Merger Agreement in which Merger Sub would merge with and into CSL III (the “First Merger”), with CSL III continuing as the surviving company and as a wholly-owned subsidiary of CGBD. Immediately after the effectiveness of the First Merger, CSL III will merge with and into CGBD (the “Second Merger,” together with the First Merger, the “Mergers”), with CGBD continuing as the surviving company.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the First Merger (the “Effective Time”), each common share of beneficial interest, par value $0.001 per share, of CSL III (“CSL III Common Shares”) issued and outstanding immediately prior to the Effective Time (other than shares owned by CGBD or any of its consolidated subsidiaries (the “Cancelled Shares”)) will be converted into the right to receive a number of shares of CGBD Common Stock, based on an exchange ratio determined as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time (such date, the “Determination Date”) that potentially values CGBD at a premium to its net asset value (“NAV”) with such premium-to-NAV subject to a cap of 5.5%. As described in more detail in this joint proxy statement/information statement/prospectus, the Exchange Ratio (as defined in the Merger Agreement) is calculated by taking into account the per share NAV of CGBD and CSL III (the “CGBD Per Share NAV” and the “CSL III Per Share NAV,” respectively), as well as the closing price per share of CGBD Common Stock on the Nasdaq Global Select Market (“Nasdaq”) on either the Determination Date or, if the Nasdaq is closed, the most recent trading day prior to the Determination Date (the “CGBD Common Stock Price”). See “Summary of the Merger — Merger Consideration” in this joint proxy statement/information statement/prospectus for a full description of the determination of the Exchange Ratio pursuant to the Merger Agreement.

The following scenarios provide an illustration of the mechanics of the Exchange Ratio based on the ratio of the CGBD Common Stock Price to the CGBD Per Share NAV, or the CGBD P/NAV, as of the Determination Date:

CGBD P/NAV at Merger Close	Exchange Ratio Formula
CGBD P/NAV ≤ 100%	Exchange Ratio = CSL III Per Share NAV / CGBD Per Share NAV
100% < CGBD P/NAV < 111%	Exchange Ratio = (CSL III Per Share NAV x (1 + 50% x (CGBD P/NAV-1)) / CGBD Common Stock Price
CGBD P/NAV ≥ 111%	Exchange Ratio = (CSL III Per Share NAV x (1 + 5.5%)) / CGBD Common Stock Price

Illustrative Exchange Ratio Calculations Using CGBD Per Share NAV and CSL III Per Share NAV as of June 30, 2024
	Scenario #1	Scenario #2	Scenario #3
CGBD Common Stock Price*	$16.95	$17.80	$18.98
CGBD Per Share NAV	$16.95	$16.95	$16.95
CGBD P/NAV*	100%	105%	112%
CSL III Per Share NAV	$21.28	$21.28	$21.28
Exchange Ratio	$21.28 / $16.95 = 1.255	($21.28 x (1 + 50% x (105% - 1)) / $17.80 = 1.226	($21.28 x (1 + 5.5%)) / $18.98 = 1.183
	Each CSL III shareholder would receive 1.255 shares of CGBD Common Stock per CSL III Common Share	Each CSL III shareholder would receive 1.226 shares of CGBD Common Stock per CSL III Common Share	Each CSL III shareholder would receive 1.183 shares of CGBD Common Stock per CSL III Common Share

*	CGBD Common Stock Price and price to NAV ratio are illustrative.

The market value of the consideration to be received by CSL III’s shareholders upon completion of the Mergers (the “Merger Consideration”) will fluctuate with changes in the market price of CGBD Common Stock. CSL III urges you to obtain current market quotations of CGBD Common Stock. CGBD Common Stock trades on Nasdaq under the ticker symbol “CGBD”. The following table shows the closing sale prices of CGBD Common Stock, as reported on Nasdaq on August 1, 2024, the last trading day before the execution of the Merger Agreement, and on [●], 2024, a recent trading day before printing this document.

	CGBD Common Stock
Closing Sales Price on August 1, 2024		$17.52
Closing Sales Price on [●], 2024	$	[●]

You are receiving this joint proxy statement/information statement/prospectus because CGBD intends to distribute the Merger Consideration to CSL III Shareholders following the closing of the Mergers.

After careful consideration, the Board of Trustees of CSL III (the “CSL III Board”), upon the recommendation of a committee of the CSL III Board comprised solely of certain independent trustees of CSL III (the “CSL III Special Committee”), has unanimously (i) determined that (x) the Merger Agreement and the terms of the Mergers and the related transactions are advisable, fair to and in the best interests of CSL III and its shareholders and (y) the interests of CSL III’s existing shareholders will not be diluted (as provided under Rule 17a-8 of the Investment Company Act of 1940, as amended) as a result of the transactions, (ii) approved, adopted and declared advisable the Merger Agreement and the related transactions and (iii) approved the other CSL III Matters. Under the organizational documents of CSL III, the CSL III Board may cause and approve a merger, division, conversion or other reorganization of CSL III without the approval of holders of outstanding CSL III Common Shares.

As an investor in CSL III, we are not asking you for a proxy and you are requested not to send us a proxy.

This joint proxy statement/information statement/prospectus describes the CGBD Special Meeting, the Mergers and the documents related to the Mergers (including the Merger Agreement) that should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 22 and as otherwise incorporated by reference in this joint proxy statement/information statement/prospectus, for a discussion of the risks relating to the Mergers, CGBD and CSL III. CSL III files periodic reports, current reports and other information with the U.S. Securities and Exchange Commission. This information is available free of charge, and shareholder inquiries can be made, by contacting CSL III at One Vanderbilt Avenue, Suite 3400, New York, NY 10017 or by calling CSL III collect at (212) 813-4900. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

Sincerely yours,

/s/ [●]
Justin V. Plouffe President and Chief Executive Officer

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of CGBD Common Stock to be issued under this joint proxy statement/information statement/prospectus or determined if this joint proxy statement/information statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This joint proxy statement/information statement/prospectus is dated [●], 2024 and is first being mailed or otherwise delivered to CSL III Shareholders on or about [●], 2024.

Carlyle Secured Lending III One Vanderbilt Avenue, Suite 3400 New York, NY 10017 (212) 813-4900	Carlyle Secured Lending, Inc. One Vanderbilt Avenue, Suite 3400 New York, NY 10017 (212) 813-4900

i

ABOUT THIS DOCUMENT

This document, which forms part of a registration statement on Form N-14 filed with the U.S. Securities and Exchange Commission (the “SEC”) by CGBD (File No. 333-  ), constitutes a prospectus of CGBD under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of CGBD Common Stock to be issued to CSL III Shareholders pursuant to the Merger Agreement.

This document also constitutes a proxy statement of CGBD under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and an information statement of CSL III. It also constitutes a notice of meeting with respect to the Special Meeting of CGBD Stockholders (the “CGBD Special Meeting”), at which CGBD Stockholders will be asked to vote upon the Merger Stock Issuance Proposal (as defined below).

You should rely only on the information contained in this joint proxy statement/information statement/prospectus, including in determining how to vote the shares of CGBD Common Stock. No one has been authorized to provide you with information that is different from that contained in this joint proxy statement/information statement/prospectus. This joint proxy statement/information statement/prospectus is dated [●], 2024. You should not assume that the information contained in this joint proxy statement/information statement/prospectus is accurate as of any date other than that date. Neither any mailing of this joint proxy statement/information statement/prospectus to CGBD Stockholders or CSL III Shareholders nor the issuance of CGBD Common Stock in connection with the Mergers will create any implication to the contrary.

This joint proxy statement/information statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

Except where the context otherwise indicates, information contained in this joint proxy statement/information statement/prospectus regarding CGBD has been provided by CGBD and information contained in this joint proxy statement/information statement/prospectus regarding CSL III has been provided by CSL III.

When used in this document, unless otherwise indicated in this document or the context otherwise requires:

•	“Advisers Act” refers to the Investment Advisers Act of 1940, as amended;

•	“Carlyle” refers to The Carlyle Group Inc. (NASDAQ: CG) and its affiliates and its consolidated subsidiaries (other than portfolio companies of its affiliated funds);

•	“Carlyle Administrator” refers to Carlyle Global Credit Administration L.L.C., the administrator of CGBD and CSL III, a wholly-owned and consolidated subsidiary of Carlyle;

•	“CGBD” refers to Carlyle Secured Lending, Inc. and, where applicable, its consolidated subsidiaries;

•	“CGBD Administration Agreement” refers to the Administration Agreement, dated as of April 3, 2013 by and between CGBD and Carlyle Administrator;

•	“CGBD Board” refers to the board of directors of CGBD;

•	“CGBD Capital Stock” refers to the CGBD Common Stock and the CGBD Preferred Stock, collectively.

•	“CGBD Common Stock” refers to the shares of common stock, par value $0.01 per share, of CGBD;

•	“CGBD Independent Directors” refers to the Independent Directors of the CGBD Board in their capacity as such;

•	“CGBD Investment Advisory Agreement” refers to the Second Amended and Restated Investment Advisory Agreement, dated as of August 6, 2018, by and between the CGBD and CGCIM;

•	“CGBD Preferred Stock” refers to the Convertible Preferred Stock, Series A, par value $0.01 per share, of CGBD.

•	“CGBD Special Committee” refers to the committee of the CGBD Board comprised solely of certain CGBD Independent Directors;

•	“CGBD Stockholders” refers to the holders of shares of CGBD Common Stock and the holders of shares of CGBD Preferred Stock;

•

“CGCIM” refers to Carlyle Global Credit Investment Management L.L.C., a Delaware limited liability company and an investment adviser registered with the SEC under the Advisers Act and a wholly-owned and consolidated subsidiary of Carlyle, which serves as CGBD’s investment adviser;

•	“CIM” refers to Carlyle Investment Management L.L.C., a wholly-owned subsidiary of Carlyle;

•	“CSL III” refers to Carlyle Secured Lending III and, where applicable, its consolidated subsidiary;

•	“CSL III Administration Agreement” refers to the Administration Agreement, dated as of June 21, 2021, by and between CSL III and Carlyle Administrator;

•

“CSL III Advisor” refers to CSL III Advisor, LLC, a Delaware limited liability company and an investment adviser registered with the SEC under the Advisers Act and a consolidated subsidiary of Carlyle, which serves as CSL III’s investment adviser;

•	“CSL III Board” refers to the board of trustees of CSL III;

•	“CSL III Common Share” refers to the common shares of beneficial interest, $0.001 par value per share, of CSL III;

•	“CSL III Independent Trustees” refers to the independent trustees of the CSL III Board in their capacity as such;

•	“CSL III Investment Advisory Agreement” refers to the Amended and Restated Investment Advisory Agreement, dated as of November 11, 2021, by and between CSL III and CSL III Advisor;

•	“CSL III Shareholders” refers to the holders of CSL III Common Shares;

•

“CSL III Share of CGBD Premium” refers to fifty percent (50%) multiplied by the difference between (A) the quotient of (x) CGBD Common Stock Price; and (y) CGBD Per Share NAV and (B) one (1), subject to a cap of 5.5%;

•	“CSL III Special Committee” refers to the committee of the CSL III Board comprised solely of certain CSL III Independent Trustees;

•	“Determination Date” refers to an agreed upon date no more than 48 hours (excluding Sundays and holidays) prior to the Effective Time;

•	“Effective Time” refers to the effective time of the First Merger;

•	“First Merger” refers to the merger of Merger Sub with and into CSL III, with CSL III as the surviving company;

•	“Independent Director” refers to each director who is not an “interested person” of CGBD, as applicable, as defined in Section 2(a)(19) of the Investment Company Act;

•	“Independent Trustee” refers to each trustee who is not an “interested person” of CSL III, as applicable, as defined in Section 2(a)(19) of the Investment Company Act;

•	“Investment Company Act” refers to the Investment Company Act of 1940, as amended;

•	“Merger Agreement” refers to the Agreement and Plan of Merger, dated as of August 2, 2024, among CSL III, CGBD, Merger Sub and, for the limited purposes set forth therein, CSL III Advisor and CGCIM;

•	“Merger Sub” refers to Blue Fox Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of CGBD;

•	“Mergers” refers to the First Merger, together with the Second Merger;

•	“NAV” refers to net asset value;

•

“Preferred Stock Exchange” refers to the exchange of shares of CGBD Preferred Stock held by CIM for CGBD Common Stock in a transaction exempt from registration under the Securities Act, prior to the Effective Time, as is equal to the quotient of (i) the aggregate liquidation preference of the CGBD Preferred Stock and (ii) the Closing CGBD NAV per share;

•

“Preferred Stock Exchange Documents” refers to the definitive agreement that CGBD and CIM will enter into, or cause to be entered into, prior to the Effective Time, which will set forth the terms and conditions governing the Preferred Stock Exchange, including CGBD Stockholder approval of the Merger Issuance Proposal;

•	“Second Effective Time” refers to the effective time of the Second Merger; and

•	“Second Merger” refers to the merger of CSL III with and into CGBD, with CGBD continuing as the surviving company.

The select financial information of CGBD and CSL III provided in this joint proxy statement/information statement/prospectus has been prepared by, and is the responsibility of CGBD management and CSL III management, as applicable. Ernst & Young LLP, the independent registered public accounting firm for each of CGBD and CSL III, has not audited, reviewed, compiled, or performed any procedures with respect to the select financial information of CGBD or CSL III. Accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect to such select financial information.

v

QUESTIONS AND ANSWERS ABOUT THE STOCKHOLDER MEETING AND THE PROPOSAL

The questions and answers below highlight only selected information from this joint proxy statement/information statement/prospectus. They do not contain all of the information that may be important to you. You should read carefully this entire document to fully understand the Merger Agreement and the transactions contemplated thereby (including the Mergers) and the proposal to be presented at and the voting procedures for the CGBD Special Meeting.

Questions and Answers about the CGBD Special Meeting

Q:	Why am I receiving these materials?

A:

CGBD is furnishing these materials in connection with the solicitation of proxies by the CGBD Board for use at the CGBD Special Meeting to be held virtually on [●], 202[●], at [●] [a.m.][p.m.], Eastern time, at the following website: www.virtualshareholdermeeting.com/[●].

CSL III is furnishing these materials in connection with CGBD’s intended issuance to CSL III Shareholders of the CGBD Common Stock in connection with the Mergers.

This joint proxy statement/information statement/prospectus and the accompanying materials are being mailed on or about [●], 2024 to stockholders of record of CGBD and shareholders of record of CSL III described below and are available at www.proxyvote.com.

Q:	What items will be considered and voted on at the CGBD Special Meeting?

A:

At the CGBD Special Meeting, CGBD Stockholders will be asked to approve the issuance of shares of CGBD Common Stock to be issued pursuant to the Merger Agreement in accordance with Nasdaq Global Select Market (“Nasdaq”) listing rule requirements (the “Merger Stock Issuance Proposal”).

Q:	How does the CGBD Board recommend voting on the proposal at the CGBD Special Meeting?

A:

After careful consideration, on the recommendation of the CGBD Special Committee, comprised solely of certain Independent Directors, the CGBD Board unanimously recommends that CGBD Stockholders vote “FOR” the Merger Stock Issuance Proposal.

Q:	If I am a CGBD Stockholder, what is the “record date” and what does it mean?

A:

The record date for the CGBD Special Meeting is the close of business on [●], 2024 (the “CGBD Record Date”). The CGBD Record Date is established by the CGBD Board, and only holders of record of shares of CGBD Common Stock and CGBD Preferred Stock at the close of business on the CGBD Record Date are entitled to receive notice of the CGBD Special Meeting and to vote at the CGBD Special Meeting. As of the CGBD Record Date, there were [●] shares of CGBD Common Stock outstanding and 2,000,000 shares of CGBD Preferred Stock outstanding.

Q:	If I am a CGBD Stockholder, how many votes do I have?

A:

Each share of CGBD Common Stock held by a holder of record as of the CGBD Record Date has one vote on each matter considered at the CGBD Special Meeting. Each share of CGBD Preferred Stock held by a holder of record as of the CGBD Record Date has one vote on each matter considered at the CGBD Special Meeting.

Q:	If I am a CGBD Stockholder, how do I participate in the CGBD Special Meeting and vote?

A:

The CGBD Special Meeting will be hosted virtually via live Internet webcast. Any CGBD Stockholder can attend the CGBD Special Meeting online at www.virtualshareholdermeeting.com/[●]. If you were an CGBD

Stockholder as of the CGBD Record Date, or you hold a valid proxy for the CGBD Special Meeting, you can vote at the CGBD Special Meeting. A summary of the information you need to attend the CGBD Special Meeting online is as follows:

•

Instructions on how to attend and participate via the Internet, including how to demonstrate proof of ownership of CGBD Common Stock and/or CGBD Preferred Stock, are posted at www.virtualshareholdermeeting.com/[●];

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/[●] on the day of the CGBD Special Meeting;

•	The webcast will start at [●] [a.m./p.m.] Eastern time, on [●], 202[●]. Online check-in will begin at [●] [a.m./p.m.] Eastern time. Please allow time for online check-in procedures;

•	CGBD Stockholders may vote and submit questions while attending the CGBD Special Meeting via the Internet; and

•	CGBD Stockholders will need a control number to enter the CGBD Special Meeting.

A CGBD Stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on the proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: www.proxyvote.com or scanning the QR Barcode on the enclosed proxy card.

•	By telephone: [●] to reach a toll-free, automated touchtone voting line, or [●] Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern time to reach a toll-free, live operator line.

•

By mail: You may also authorize your proxy by mail by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern time, on [●], 202[●].

Important notice regarding the availability of proxy materials for the CGBD Special Meeting. CGBD’s joint proxy statement/information statement/prospectus and the proxy card are available at www.proxyvote.com.

Q:	What if a CGBD Stockholder does not specify a choice for a matter when authorizing a proxy?

A:

All properly executed proxies representing shares of CGBD Common Stock received prior to the CGBD Special Meeting will be voted in accordance with the instructions marked thereon. If a proxy card is signed and returned without any instructions marked, the shares of CGBD Common Stock will be voted “FOR” the Merger Stock Issuance Proposal.

Q:	If I am a CGBD Stockholder, how can I revoke a proxy?

A:

If you are a stockholder of record of CGBD, you can revoke your proxy as to CGBD at any time before it is exercised by: (i) delivering a written revocation notice prior to the CGBD Special Meeting to Carlyle Secured Lending, Inc., Attention: Joshua Lefkowitz, Secretary, One Vanderbilt Avenue, Suite 3400, New York, NY 10017; (ii) submitting a later-dated proxy card, a later-dated electronic proxy instruction via the website stated on the proxy card, or a later-dated proxy instruction using the toll-free telephone number stated on the proxy card; or (iii) voting at the CGBD Special Meeting. If you hold shares of CGBD Common Stock through a broker, bank or other nominee, you must follow the instructions received from the broker, bank or other nominee in order to revoke the voting instructions. Participating in the CGBD Special Meeting does not revoke a proxy unless you also vote at the CGBD Special Meeting.

Q:	How do I vote shares of CGBD Common Stock held through a broker, bank, trustee or nominee?

A:

If you hold shares of CGBD Common Stock through a broker, bank, trustee or nominee, you must direct your intermediary regarding how you would like your shares voted by following the voting instructions you receive from your broker, bank, trustee or nominee. Please instruct your broker, bank, trustee or nominee regarding how you would like your shares voted so your vote can be counted.

Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote on certain proposals are considered “broker non-votes” with respect to such proposals.

The Merger Stock Issuance Proposal is a non-routine matter for CGBD. As a result, if you hold shares of CGBD Common Stock in “street name” through a broker, bank or other nominee, the broker, bank or nominee will not be permitted to exercise voting discretion with respect to the Merger Stock Issuance Proposal. Because the sole proposal at the CGBD Special Meeting is a matter on which brokers do not have discretionary authority to vote, there will not be any broker non-votes.

Q:	What constitutes a quorum for the CGBD Special Meeting?

A:

For CGBD to conduct business at the CGBD Special Meeting, a quorum of CGBD Stockholders must be present. The presence at the CGBD Special Meeting, virtually or by proxy, of the holders of a majority of all the votes entitled to be cast, without regard to class, will constitute a quorum of CGBD. Abstentions will be treated as shares present for quorum purposes, but will have no effect on the Merger Stock Issuance Proposal.

Pursuant to CGBD’s amended and restated bylaws (“CGBD’s bylaws”), the chair of the CGBD Special Meeting will have the power to adjourn the CGBD Special Meeting if a quorum is not present sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the CGBD Special Meeting.

Q:	What vote is required to approve the proposal being considered at the CGBD Special Meeting?

A:

Assuming a quorum is present, the affirmative vote of a majority of the votes cast is required for approval of the Merger Stock Issuance Proposal (i.e., the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal). Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on the Merger Stock Issuance Proposal.

Q:	What will happen if the Merger Stock Issuance Proposal is not approved by the required vote at the CGBD Special Meeting?

A:

As discussed in more detail in “Description of the Merger Agreement — Conditions to Closing the Merger,” the closing of the Mergers (the “Closing”) is conditioned on (i) CGBD Stockholder approval of the Merger Stock Issuance Proposal and (ii) satisfaction or waiver of certain other closing conditions.

If the Merger Stock Issuance Proposal is not approved by the CGBD Stockholders, then the Mergers will not close.

If the Mergers do not close because the CGBD Stockholders do not approve the Merger Stock Issuance Proposal, or any of the other conditions to the Closing is not satisfied or waived, each of CGBD and CSL III will continue to operate pursuant to the current agreements in place for each, and each of CGBD’s and CSL III’s respective directors or trustees (as applicable) and officers will continue to serve as its directors or trustees (as applicable) and officers, until their successors are duly elected and qualified (other than with respect to CSL III’s trustees), or their earlier death, removal, resignation or disqualification.

Q:	When will the final voting results be announced?

A:

Preliminary voting results will be announced at the CGBD Special Meeting. Final voting results will be published by CGBD in a current report on Form 8-K within four business days after the date of the CGBD Special Meeting.

Q:	What does it mean if I receive more than one proxy card?

A:

Some of your shares of CGBD Capital Stock may be registered differently or held in different accounts. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted.

Q:	Are the proxy materials available electronically?

A:

In addition to mailing proxy materials to CGBD Stockholders, CGBD has made the registration statement (of which this joint proxy statement/information statement/prospectus forms a part), the Notice of Special Meeting of Stockholders of CGBD and the proxy cards available to CGBD Stockholders on the Internet. CGBD Stockholders may (i) access and review the proxy materials of CGBD, (ii) authorize their proxies, as described in “The CGBD Special Meeting — Voting of Proxies,” and/or (iii) elect to receive certain future proxy materials by electronic delivery via the Internet address provided below.

The registration statement (of which this joint proxy statement/information statement/prospectus forms a part), the Notice of Special Meeting of Stockholders of CGBD and the proxy cards are available at www.proxyvote.com.

Q:	Will my vote make a difference?

A:

Yes; your vote is very important. If you are a CGBD Stockholder, your vote is needed to ensure the proposal can be acted upon. Please respond immediately to help avoid potential delays and save significant additional expenses associated with soliciting stockholder votes.

Q:	Whom can I contact with any additional questions?

A:	If you are a CGBD Stockholder, you can contact CGBD at the below contact information with any additional questions:

Nishil Mehta

Investor Relations

One Vanderbilt Avenue

Suite 3400

New York, NY 10017

(212) 813-4900

publicinvestor@carlylesecuredlending.com

Q:	Where can I find more information about CGBD and CSL III?

A:	You can find more information about CGBD and CSL III in the documents described under the caption “Where You Can Find More Information.”

Q:	What do I need to do now?

A:

We urge you to read carefully this entire document, including its annexes and the documents incorporated by reference. You should also review the documents referenced under “Where You Can Find More Information” and consult with your accounting, legal and tax advisors.

Questions and Answers about the Mergers

Q:	What will happen in the Mergers?

A:

Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into CSL III. CSL III will be the surviving company and will continue its existence as a statutory trust under the laws of the State of Delaware. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, in the Second Merger, CSL III will merge with and into CGBD with CGBD continuing as the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. As of the Second Effective Time, the separate trust existence of CSL III will cease.

Q:	What will CSL III Shareholders receive in the Mergers?

A:

At the Effective Time, each CSL III Common Share issued and outstanding immediately prior to the Effective Time (other than shares owned by CGBD or any of its consolidated subsidiaries (the “Cancelled Shares”)) will be converted into the right to receive a number of shares of CGBD Common Stock equal to the Exchange Ratio (as described below), plus any cash (without interest) in lieu of fractional shares of CGBD Common Stock.

Under the terms of the Merger Agreement, if the First Merger is completed, each holder of CSL III Common Share issued and outstanding immediately prior to the Effective Time will have the right to receive, for each CSL III Common Share, a number of shares of CGBD Common Stock, based on an exchange ratio determined as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time (such date, the “Determination Date”) that potentially values CGBD at a premium to its net asset value (“NAV”) with such premium-to-NAV subject to a cap of 5.5% (the “Cap”). As described in more detail in this joint proxy statement/information statement/prospectus, the Exchange Ratio (as defined in the Merger Agreement) is calculated by taking into account the per share NAV of CGBD and CSL III (the “CGBD Per Share NAV” and the “CSL III Per Share NAV,” respectively), as well as the closing price per share of CGBD Common Stock on the Nasdaq on either the Determination Date or, if the Nasdaq is closed, the most recent trading day prior to the Determination Date (the “CGBD Common Stock Price”). See “Summary of the Merger — Merger Consideration” in this joint proxy statement/information statement/prospectus for a full description of the determination of the Exchange Ratio pursuant to the Merger Agreement.

The following scenarios provide an illustration of the mechanics of the Exchange Ratio based on the ratio of the CGBD Common Stock Price to the CGBD Per Share NAV, or the CGBD P/NAV, as of the Determination Date:

CGBD P/NAV at Merger Close	Exchange Ratio Formula
CGBD P/NAV ≤ 100%	Exchange Ratio = CSL III Per Share NAV / CGBD Per Share NAV
100% < CGBD P/NAV < 111%	Exchange Ratio = (CSL III Per Share NAV x (1 + 50% x (CGBD P/NAV-1)) / CGBD Common Stock Price
CGBD P/NAV ≥ 111%	Exchange Ratio = (CSL III Per Share NAV x (1 + 5.5%)) / CGBD Common Stock Price

Illustrative Exchange Ratio Calculations Using CGBD Per Share NAV and CSL III Per Share NAV as of June 30, 2024
	Scenario #1	Scenario #2	Scenario #3
CGBD Common Stock Price*	$16.95	$17.80	$18.98
CGBD Per Share NAV	$16.95	$16.95	$16.95
CGBD P/NAV*	100%	105%	112%
CSL III Per Share NAV	$21.28	$21.28	$21.28
Exchange Ratio	$21.28 / $16.95 = 1.255	($21.28 x (1 + 50% x (105% - 1)) / $17.80 = 1.226	($21.28 x (1 + 5.5%)) / $18.98 = 1.183
	Each CSL III Shareholder would receive 1.255 shares of CGBD Common Stock per CSL III Common Share	Each CSL III Shareholder would receive 1.226 shares of CGBD Common Stock per CSL III Common Share	Each CSL III Shareholder would receive 1.183 shares of CGBD Common Stock per CSL III Common Share

*	CGBD Common Stock Price and price to NAV ratio are illustrative.

Q:	Is the Exchange Ratio subject to any adjustment?

A:

Yes. The Exchange Ratio will be adjusted only if, between the Determination Date and the Effective Time, the respective issued and outstanding shares of CGBD Common Stock or CSL III Common Shares have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, merger, issuer tender or exchange offer, combination or exchange of shares or similar transaction, or if a stock dividend or dividend payable in any other securities or similar distribution is declared with a record date within such period, as permitted by the Merger Agreement in each case to provide the shareholders of CSL III and the stockholders of CGBD the same economic effect as contemplated by the Merger Agreement prior to such event. Because the Exchange Ratio will be determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time, the time period during which such an adjustment could occur will be relatively short.

Q:	Who is responsible for paying the fees and expenses relating to completing the Mergers?

A:

All fees and expenses incurred by any party in connection with the Merger Agreement and the transactions contemplated thereby (including the Mergers) (the “Transactions”) (the “BDC Expenses”), including all (i) fees and expenses for financial advisory and legal services to each of CGBD and CSL III in connection with the Merger Agreement and the Transactions, (ii) fees and expenses incurred in connection with the CGBD Special Meeting, (iii) fees and expenses incurred in connection with soliciting and tabulating stockholder votes, including the cost of a proxy solicitation firm, (iv) fees and expenses incurred in connection with meetings of the CGBD Special Committee and the CSL III Special Committee, (v) fees and expenses incurred by the CGBD Board or the CSL III Board in connection with the Transactions including legal, tax, and other outside advisors and (vi) fees and expenses incurred in connection with litigation relating to the Transactions will, in each case, be paid by the party incurring such fees or expenses (or, in the case of Merger Sub, CGBD), whether or not the Transactions (including the First Merger) are consummated.

All fees and expenses (whether or not incurred or owed by CGBD or CSL III) related to (i) the drafting of the Merger Agreement, the other ancillary documents and this joint proxy statement/information statement/prospectus, (ii) filing and other fees paid to the SEC in connection with the Transactions, and (iii) filing and other fees incurred in connection with any filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) in connection with the Transactions (collectively, the “Joint Expenses”) will be borne by CGBD and CSL III on a pro rata basis based upon the relative net assets of CGBD and CSL III as of the date on which the Exchange Ratio is determined, subject to reimbursement by the CSL III Advisor or CGCIM pursuant to the Merger Agreement.

In connection with entry into the Merger Agreement and subject to completion of the Transactions, CGCIM, in its capacity as an investment adviser to CGBD, and CSL III Advisor, in its capacity as an investment adviser to CSL III, have agreed to cover merger-related expenses in certain circumstances, up to a total cap of $5 million. See “Description of the Merger Agreement — Expense Reimbursement” in this joint proxy statement/information statement/prospectus for more information on the potential expense reimbursement.

It is anticipated that, after giving effect to the coverage of merger-related expenses by CGCIM and the CSL III Advisor, CGBD will bear expenses of approximately $[●] million in connection with the Mergers ($[●] million of which had been incurred by CGBD as of [●], 2024) and CSL III will bear expenses of approximately [●] million in connection with the Mergers ($[●] million of which had been incurred by CSL III as of [●], 2024.

Q:	Will CGBD and CSL III incur expenses in soliciting proxies?

A:

CGBD and CSL III will bear the cost of preparing, printing and mailing this joint proxy statement/information statement/prospectus and the accompanying Notice of Special Meeting of Stockholders of CGBD and proxy cards based on their respective numbers of stockholders. CGBD intends to use the services of Broadridge Investor Communication Services Inc. (“Broadridge”) to aid in the distribution and collection of proxies for an estimated fee of approximately $171,000 plus pass through charges. CGBD will also reimburse Broadridge for its reasonable out-of-pocket expenses. No additional compensation will be paid to directors, officers or CGCIM or CSL III Advisor employees for such services. Under certain circumstances, CGCIM and CSL III Advisor may reimburse some of these expenses. For more information regarding expenses related to the Mergers, see “Questions and Answers about the Mergers — Who is responsible for paying the expenses relating to completing the Mergers?”

Q:	Will I receive dividends after the Mergers?

A:

Subject to applicable legal restrictions and the sole discretion of the CGBD Board, CGBD intends to declare and pay regular cash distributions to CGBD Stockholders on a quarterly basis. For a history of the dividend declarations and distributions paid by CGBD commencing in 2022, see “Market Price, Dividend and Distribution Information — CGBD.” The amount and timing of past dividends and distributions are not a guarantee of any future dividends or distributions, or the amount thereof, the payment, timing and amount of which will be determined by the CGBD Board and depend on CGBD’s cash requirements, its financial condition and earnings, contractual restrictions, legal and regulatory considerations and other factors. See “Dividend Reinvestment Plan of CGBD” for information regarding CGBD’s dividend reinvestment plan.

Following the Effective Time, the holders of CSL III Common Shares will be entitled to receive dividends or other distributions declared by CGBD with a record date after the Effective Time theretofore payable with respect to the whole shares of CGBD Common Stock received as part of the Merger Consideration.

Q:	Are the Mergers subject to any third party consents?

A:

Under the Merger Agreement, CGBD and CSL III have agreed to cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings (including any required applications, notices or other filings under the HSR Act), to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement (including the Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities. As of the date of this joint proxy statement/information statement/prospectus, CGBD and CSL III believe that, subject to the satisfaction or waiver of certain conditions, they have obtained all necessary third party consents (other than the expiration of the applicable waiting period under the HSR Act and CGBD Stockholder approval). There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Mergers.

Q:	How does CGBD’s investment objective, strategy and risks differ from CSL III’s?

A:

There are no material differences in investment objective, strategy and risks of CGBD and CSL III although CGBD typically operates at higher leverage levels, which may magnify certain risks. CGBD’s investment objective is to generate current income and, to a lesser extent, capital appreciation primarily through assembling a portfolio of secured debt investments in U.S. middle market companies. CGBD’s core investment strategy focuses on lending to U.S. middle market companies. This core strategy is opportunistically supplemented with differentiated and complementary lending and investing strategies, which take advantage of the broad capabilities of Carlyle’s Global Credit platform while offering risk-diversifying portfolio benefits. CGBD seeks to achieve its objective primarily through direct origination of secured debt instruments, including first lien senior secured loans (which may include stand-alone first lien loans, first lien/last out loans and “unitranche” loans) and second lien senior secured loans, with a minority of its assets invested in higher yielding investments (which may include unsecured debt, subordinated debt and investments in equities and structured products).

CSL III’s investment objective is to generate current income and, to a lesser extent, capital appreciation primarily through assembling a portfolio of secured debt investments with favorable risk-adjusted returns. CSL III’s investment strategy seeks to extract enhanced yield from a directly originated, and defensively constructed, portfolio of credit investments. The strategy’s core focus is U.S. middle market cash flow finance, principally in companies supported by financial sponsors. This core strategy is opportunistically supplemented with differentiated and complementary lending and investing strategies, which take advantage of the broad capabilities of Carlyle’s Global Credit platform while offering risk diversifying portfolio benefits. CSL III seeks to achieve its investment objective primarily through a portfolio weighted towards first lien loans or unitranche loans (including last out portions of such loans), while a minority of CSL III’s portfolio may also include, but not be limited to, assets such as second lien loans, unsecured debt, subordinated debt and select investments in preferred and common equities and structured products with loans that typically have a contractual maturity of six to seven years and typically do not preclude early repayment.

The term “middle market” refers generally to companies with approximately $25 million to $100 million of earnings before interest, taxes, depreciation and amortization.

As of June 30, 2024, 99.8% of CSL III’s portfolio investments are also in CGBD’s portfolio as CSL III has been co-investing with CGBD and other Carlyle entities since its inception. As a result, CGBD and CSL III have substantially similar risks as each focuses on making investments in privately-held, middle market companies.

Q:	How will the combined company be managed following the Mergers?

A:

The directors of CGBD immediately prior to the Mergers will remain the directors of CGBD and will hold office until their respective successors are duly elected and qualify, or their earlier death, removal or resignation. The officers of CGBD immediately prior to the Mergers will remain the officers of CGBD and will hold office until their respective successors are duly appointed and qualify, or their earlier death, removal or resignation. Following the Mergers, CGCIM will continue to be the investment adviser to CGBD and the CGBD Investment Advisory Agreement will remain in effect. In connection with the calculation of incentive fees on income and incentive fees on capital gains, CGBD plans to exclude any amortization or accretion of any purchase premium or purchase discount resulting solely from merger-related accounting adjustments in connection with the assets acquired in the Mergers (“Merger Accounting Adjustments”), including any premium or discount paid for in the acquisition of such assets, solely to the extent that the inclusion of such Merger Accounting Adjustments, in the aggregate, would result in an increase in incentive fees on income or incentive fees on capital gains, with such exclusion to be implemented either through an amendment to the CGBD Investment Advisory Agreement prior to the Effective Time or a waiver of such amounts by CGCIM.

Q:	If I am a CGBD Stockholder, will my expense ratio increase as a result of the Mergers without a waiver or reimbursement?

A:

No, the expense ratio for CGBD is not expected to increase as a result of the Mergers. While CGBD anticipates incurring incremental expenses following the Mergers, these expenses will be distributed across a larger asset base.

Q:	If I am a CSL III Shareholder, will my expense ratio increase as a result of the Mergers without a waiver or reimbursement?

A:

Yes, but only because you will now pay a base management fee at the same level that you would have paid if CSL III had completed a listing of CSL III Common Shares or another Liquidity Event (as defined below). Under the CSL III Investment Advisory Agreement, the CSL III Advisor irrevocably waived its rights to receive any base management fee for quarterly periods ending on or prior to the date of the closing of a Liquidity Event. Under the CGBD Investment Advisory Agreement (which will serve as the investment advisory agreement for the combined company post-Mergers), the base management fee is calculated at an annual rate of 1.50% of the average value of the CGBD’s gross assets at the end of the two most recently completed fiscal quarters; provided, however, the base management fee is calculated at an annual rate of 1.00% of CGBD’s gross assets as of the end of the two most recently completed calendar quarters that exceeds the product of (A) 200% and (B) the average value of the CGBD’s net asset value at the end of the two most recently completed calendar quarters, which, as noted above, is the same as the base management fee rate that would have been paid by CSL III following a Liquidity Event. The gross assets exclude cash and any temporary investments in cash equivalents.

“Liquidity Event” means (i) a quotation or listing of CSL III’s securities on a stock exchange, including through an initial public offering, (ii) a transaction or series of transactions, including, but not limited to, by way of merger, consolidation, share exchange (including by way of an optional exchange of CSL III’s shares for shares of a publicly traded business development company), recapitalization, reorganization, or sale of securities, in each case for consideration of either cash and/or publicly listed securities, or (iii) the sale of all or substantially all of CSL III’s assets to, or other liquidity event with, another entity (it being understood that potential acquirers for purposes of clauses (ii) and (iii) could include counterparties, including but not limited to other business development companies, that are advised by the CSL III Advisor or its affiliates).

The incentive fee structure and rates that are currently in effect for CSL III and CGBD are the same under both the CSL III Investment Advisory Agreement and the CGBD Investment Advisory Agreement (which will serve as the investment advisory agreement for the combined company post-Mergers). The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. CSL III and CGBD pay their respective investment adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which its pre-incentive fee net investment income does not exceed the “hurdle rate” of 1.50%;

•

100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than the “catch-up rate” of 1.82% in any calendar quarter (7.28% annualized); and

•	17.5% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.82% in any calendar quarter (7.28% annualized) will be payable to the applicable investment adviser.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year and equals 17.5% of realized capital gains, if any, on a cumulative basis from inception through the date of determination, computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees.

Q:	How will the Mergers affect the management fee payable by CGBD post-Closing?

A:

CGBD’s contractual management fee will remain unchanged after the Mergers. See “Item 1. Business — Investment Advisory and Management Agreement — Management Fee” in Part I of CGBD’s Annual Report on Form 10-K (File No. 814-00995) for the fiscal year ended December 31, 2023 for additional information on the calculation of the management fee under the CGBD Investment Advisory Agreement.

Q:	Will the composition of the CGBD Board change following the Mergers?

A:	No. As stated above, following the Mergers, the directors of CGBD immediately prior to the Mergers will remain the directors of CGBD.

Q:	Are CGBD Stockholders able to exercise appraisal rights?

A:

No. CGBD Stockholders will not be entitled to exercise appraisal rights with respect to any matter to be voted upon at the CGBD Special Meeting. Any CGBD Stockholder may abstain from voting or vote against any of such matters.

Q:	Are CSL III Shareholders able to exercise appraisal rights?

A:	No. CSL III Shareholders will not be entitled to exercise appraisal rights with respect to the Mergers.

Q:	When do you expect to complete the Mergers?

A:

While there can be no assurance as to the exact timing, or that the Mergers will be completed at all, CGBD and CSL III are working to complete the Mergers by March 31, 2025, unless such date is extended pursuant to the terms of the Merger Agreement. It is currently expected that the Mergers will be completed promptly following receipt of the required stockholder approval at the CGBD Special Meeting and satisfaction or waiver of the other closing conditions set forth in the Merger Agreement.

Q:	Are the Mergers expected to be taxable to CGBD Stockholders?

A:	No. The Mergers are not expected to be a taxable event for CGBD Stockholders.

Q:	Are the Mergers expected to be taxable to CSL III Shareholders?

A:

No. The Mergers are intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and it is a condition to the obligations of CSL III and of CGBD to consummate the Mergers that CSL III and CGBD will each use its best efforts to obtain legal opinions to that effect. CSL III Shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes on the exchange of CSL III Common Shares for shares of CGBD Common

Stock pursuant to the Mergers, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares of CGBD Common Stock. CSL III Shareholders should read the section captioned “Certain Material U.S. Federal Income Tax Considerations — Certain Material U.S. Federal Income Tax Consequences of the Mergers” for a more complete discussion of the U.S. federal income tax consequences of the Mergers. Tax matters can be complicated and the tax consequences of the Mergers to a CSL III Shareholder will depend on the particular tax situation of such shareholder. CSL III Shareholders should consult with their own tax advisors to determine the tax consequences of the Mergers to them.

Q:	What happens if the Mergers are not consummated?

A:

If the Mergers are not completed for any reason, the CGBD Common Stock will not be issued pursuant to the Merger Stock Issuance Proposal and CSL III Shareholders will not receive any consideration for their CSL III Common Shares in connection with the Mergers. Instead, each of CGBD and CSL III will remain an independent company. In addition, the Preferred Stock Exchange will not be completed. See “Description of the Merger Agreement — Termination of the Merger Agreement.”

Q:	Did the CGBD Special Committee and CGBD Board receive an opinion from the financial advisor to the CGBD Special Committee regarding the Exchange Ratio?

A:	Yes. For more information, see the section entitled “The Mergers — Opinion of the Financial Advisor to the CGBD Special Committee.”

Q:	Did the CSL III Special Committee and CSL III Board receive an opinion from the financial advisor to the CSL III Special Committee regarding the Exchange Ratio?

A:	Yes. For more information, see the section entitled “The Mergers — Opinion of the Financial Advisor to the CSL III Special Committee.”

SUMMARY OF THE MERGERS

This summary highlights selected information contained elsewhere in this joint proxy statement/information statement/prospectus and may not contain all of the information that is important to you. You should carefully read this entire joint proxy statement/information statement/prospectus, including the other documents to which this joint proxy statement/information statement/prospectus refers for a more complete understanding of the Mergers. In particular, you should read the annexes attached to this joint proxy statement/information statement/prospectus, including the Merger Agreement, which is attached as Annex A hereto, as it is the legal document that governs the Mergers. See “Where You Can Find More Information.” For a discussion of the risk factors you should carefully consider, see the section entitled “Risk Factors” beginning on page 22.

The Parties to the Mergers

Carlyle Secured Lending, Inc.

One Vanderbilt Avenue, Suite 3400

New York, NY 10017

(212) 813-4900

CGBD, a Maryland corporation, is a specialty finance company that is a closed-end, externally managed, non-diversified management investment company. CGBD has elected to be regulated as a business development company (“BDC”) under the Investment Company Act. For U.S. federal income tax purposes, CGBD has elected to be treated as a registered investment company (“RIC”) under Subchapter M of the Code. CGBD was formed in February 2012, commenced investment operations in May 2013 and began trading on the Nasdaq Global Select Market (“Nasdaq”), under the symbol “CGBD,” upon completion of its initial public offering in June 2017. On April 12, 2022, CGBD changed its name from TCG BDC, Inc. to Carlyle Secured Lending, Inc. CGBD’s principal executive offices are located at One Vanderbilt Avenue, Suite 3400, New York, New York 10017.

CGBD’s investment objective is to generate current income and, to a lesser extent, capital appreciation primarily through assembling a portfolio of secured debt investments in U.S. middle market companies. CGBD’s core investment strategy focuses on lending to U.S. middle market companies, which CGBD defines as companies with approximately $25 million to $100 million of earnings before interest, taxes, depreciation and amortization (“EBITDA”), supported by financial sponsors. This core strategy is opportunistically supplemented with differentiated and complementary lending and investing strategies, which take advantage of the broad capabilities of Carlyle’s Global Credit platform while offering risk-diversifying portfolio benefits. CGBD seeks to achieve its objective primarily through direct origination of secured debt instruments, including first lien senior secured loans (which may include stand-alone first lien loans, first lien/last out loans and “unitranche” loans) and second lien senior secured loans, with a minority of its assets invested in higher yielding investments (which may include unsecured debt, subordinated debt and investments in equities and structured products). The middle market loans are generally made to private U.S. middle market companies that are, in many cases, controlled by private equity firms.

Carlyle Secured Lending III

One Vanderbilt Avenue, Suite 3400

New York, NY 10017

(212) 813-4900

CSL III, a Delaware statutory trust, is a specialty finance company that is a closed-end, externally managed, non-diversified management investment company. CSL III has elected to be regulated as a BDC under the Investment Company Act. For U.S. federal income tax purposes, CSL III has elected to be treated as a RIC under Subchapter M of the Code. CSL III was formed on February 8, 2021 and commenced its operations on

May 28, 2021. CSL III conducted its private offering (the “Private Offering”) of CSL III Common Shares to investors in reliance on exemptions from the registration requirements provided by Section 4(a)(2) of the Securities Act, Regulation D promulgated thereunder and Regulation S under the Securities Act, and completed its initial closing of capital commitment on February 24, 2022 (“Initial Closing Date”). CSL III has held additional closings subsequent to the Initial Closing Date, with its final closing occurring on August 24, 2023 (the “Final Closing Date”). CSL III commenced its loan origination and investment activities shortly after the initial capital drawdown from its investors in the Private Offering. CSL III’s principal executive offices are located at One Vanderbilt Avenue, Suite 3400, New York, New York 10017.

CSL III’s investment objective is to generate current income and, to a lesser extent, capital appreciation primarily through assembling a portfolio of secured debt investments with favorable risk-adjusted returns. CSL III’s investment strategy seeks to extract enhanced yield from a directly originated, and defensively constructed, portfolio of credit investments. The strategy’s core focus is U.S. middle market cash flow finance, principally in companies supported by financial sponsors. This core strategy is opportunistically supplemented with differentiated and complementary lending and investing strategies, which take advantage of the broad capabilities of Carlyle’s Global Credit platform while offering risk diversifying portfolio benefits. CSL III defines “middle market” as companies with approximately $25 million to $100 million of EBITDA. CSL III seeks to achieve its investment objective primarily through a portfolio weighted towards first lien loans or unitranche loans (including last out portions of such loans), while a minority of its portfolio may also include, but not be limited to, assets such as second lien loans, unsecured debt, subordinated debt and select investments in preferred and common equities and structured products with loans that typically have a contractual maturity of six to seven years and typically do not preclude early repayment. The middle market loans are generally made to private U.S. middle market companies that are, in many cases, controlled by private equity firms.

Blue Fox Merger Sub, Inc.

One Vanderbilt Avenue, Suite 3400

New York, NY 10017

(212) 813-4900

Merger Sub is a Maryland corporation and a newly formed wholly-owned subsidiary of CGBD. Merger Sub was formed in connection with and for the sole purpose of the First Merger.

Carlyle Global Credit Investment Management L.L.C.

One Vanderbilt Avenue, Suite 3400

New York, NY 10017

(212) 813-4900

CGBD is externally managed by CGCIM, a wholly-owned subsidiary of Carlyle and an investment adviser registered under the Advisers Act. As of June 30, 2024, CGCIM’s investment team had over 200 experienced investment professionals across the origination, capital markets, underwriting and portfolio management teams. CGCIM manages CGBD’s investment activities, including sourcing potential investments, conducting research and due diligence on prospective investments, analyzing and structuring CGBD’s investments and monitoring CGBD’s investment on an ongoing basis. CGCIM’s investment committee that oversees CGBD’s investment activities comprises several of the most senior credit professionals within the Carlyle Global Credit segment, with background and expertise across multiple asset classes with significant industry experience and tenure. In addition, CGCIM and its investment team of professionals with the deep knowledge and expertise across multiple assets classes are supported by a team of finance, operations and administrative professionals currently employed by Carlyle Employee Co., a wholly-owned subsidiary of Carlyle.

CSL III Advisor, LLC

One Vanderbilt Avenue, Suite 3400

New York, NY 10017

(212) 813-4900

CSL III is externally managed by CSL III Advisor, an investment adviser registered under the Advisers Act and a subsidiary of Carlyle. As of June 30, 2024, CSL III Advisor’s investment team had over experienced 200 investment professionals across the origination, capital markets, underwriting and portfolio management teams. CSL III Advisor manages CSL III’s investment activities, including sourcing potential investments, conducting research and due diligence on prospective investments, analyzing and structuring CSL III’s investments and monitoring CSL III’s investment on an ongoing basis. CSL III Advisor’s investment committee that oversees CSL III’s investment activities comprises several of the most senior credit professionals within the Carlyle Global Credit segment, with background and expertise across multiple asset classes with significant industry experience and tenure. In addition, CSL III Advisor and its investment team of professionals with the deep knowledge and expertise across multiple asset classes are supported by a team of finance, operations and administrative professionals currently employed by Carlyle Employee Co., a wholly-owned subsidiary of Carlyle.

Merger Structure

Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into CSL III. CSL III will be the surviving company and will continue its existence as a statutory trust under the laws of the State of Delaware. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, in the Second Merger, CSL III will merge with and into CGBD with CGBD continuing as the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. As of the Second Effective Time, the separate trust existence of CSL III will cease.

At the Effective Time, each CSL III Common Share issued and outstanding immediately prior to the Effective Time, except for the Cancelled Shares, shall be converted into the right to receive a number of shares of CGBD Common Stock equal to the Exchange Ratio (as defined below) in connection with the closing of the First Merger.

Following the Mergers, CGCIM will continue to be the investment adviser to CGBD and the CGBD Investment Advisory Agreement will remain in effect.

The Merger Agreement is attached as Annex A to this joint proxy statement/information statement/prospectus. CGBD and CSL III encourage their stockholders and shareholders, respectively, to read the Merger Agreement carefully and in its entirety, as it is the legal document governing the Mergers.

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each CSL III Common Share issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares) will be converted into the right to receive a number of shares of CGBD Common Stock equal to the Exchange Ratio, plus any cash (without interest) in lieu of fractional shares of CGBD Common Stock.

Under the Merger Agreement, as of the Determination Date, each of CSL III and CGBD will deliver to the other a calculation of its net asset value as of such date (such calculation with respect to CSL III, the “Closing CSL III Net Asset Value” and such calculation with respect to CGBD, the “Closing CGBD Net Asset Value”), in each case based on the same assumptions and methodologies, and applying the same categories of adjustments to NAV (except as may be mutually agreed by the parties and as agreed by the CGBD Special Committee and CSL III Special Committee), historically used in preparing the calculation of the NAV per share by the applicable party. Based on such calculations, the parties will calculate the “CSL III Per Share NAV”, which will be equal to (i) the Closing CSL III Net Asset Value divided by (ii) the number of CSL III Common Shares issued and outstanding as of the Determination Date (excluding any Cancelled Shares), and the “CGBD Per Share NAV”, which will be equal to (A) the Closing CGBD Net Asset Value divided by (B) the number of shares of CGBD

Common Stock issued and outstanding as of the Determination Date (taking into account the shares of CGBD Common Stock to be issued as a result of the Preferred Stock Exchange (as defined below) as if the Preferred Stock Exchange had occurred as of the Determination Date).

CSL III and CGBD will update and redeliver the Closing CSL III Net Asset Value or the Closing CGBD Net Asset Value, respectively, in the event that the Closing is subsequently materially delayed or there is a material change to such calculation between the Determination Date and the closing of the Mergers (including for any dividend declared by either CSL III or CGBD after the Determination Date but prior to the closing of the Mergers) and as needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time.

The Exchange Ratio will be calculated as follows:

CGBD P/NAV at Merger Close	Exchange Ratio Formula
CGBD P/NAV ≤ 100%	Exchange Ratio = CSL III Per Share NAV / CGBD Per Share NAV
100% < CGBD P/NAV < 111%	Exchange Ratio = (CSL III Per Share NAV x (1 + 50% x (CGBD P/NAV-1)) / CGBD Common Stock Price
CGBD P/NAV ≥ 111%	Exchange Ratio = (CSL III Per Share NAV x (1 + 5.5%)) / CGBD Common Stock Price

The following scenarios provide an illustration of the mechanics of the Exchange Ratio based on the ratio of the CGBD Common Stock Price to the CGBD Per Share NAV, or the CGBD P/NAV, as of the Determination Date:

Illustrative Exchange Ratio Calculations Using CGBD Per Share NAV and CSL III Per Share NAV as of June 30, 2024
	Scenario #1	Scenario #2	Scenario #3
CGBD Common Stock Price*	$16.95	$17.80	$18.98
CGBD Per Share NAV	$16.95	$16.95	$16.95
CGBD P/NAV*	100%	105%	112%
CSL III Per Share NAV	$21.28	$21.28	$21.28
Exchange Ratio	$21.28 / $16.95 = 1.255	($21.28 x (1 + 50% x (105% - 1)) / $17.80 = 1.226	($21.28 x (1 + 5.5%)) / $18.98 = 1.183
	Each CSL III Shareholder would receive 1.255 shares of CGBD Common Stock per CSL III Common Share	Each CSL III Shareholder would receive 1.226 shares of CGBD Common Stock per CSL III Common Share	Each CSL III Shareholder would receive 1.183 shares of CGBD Common Stock per CSL III Common Share

*	CGBD Common Stock Price and price to NAV ratio are illustrative.

The Exchange Ratio will be adjusted only if, between the Determination Date and the Effective Time, the respective issued and outstanding shares of CGBD Common Stock or CSL III Common Shares have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, merger, issuer tender or exchange offer, combination or exchange of shares or similar transaction, or if a stock dividend or dividend payable in any other securities (or similar distribution) is declared with a record date within such period, as permitted by the Merger Agreement in each case to provide the shareholders of CSL III and the stockholders of CGBD the same economic effect as contemplated by the Merger Agreement prior to such event. Because the Exchange Ratio will be determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time, the time period during which such an adjustment could occur will be relatively short.

Closing of the Mergers is contingent upon (i) CGBD Stockholder approval of the Merger Stock Issuance Proposal and (ii) satisfaction or waiver of certain other closing conditions.

After the Determination Date and until the Mergers are completed, the market value of the shares of CGBD Common Stock to be issued in the First Merger will continue to fluctuate but the number of shares to be issued to CSL III Shareholders will remain fixed.

Market Price of CGBD Common Stock

CGBD Common Stock trades on Nasdaq under the ticker symbol “CGBD.” There is no public market for the CSL III Common Shares currently. CSL III Shareholders will receive CGBD Common Stock on the Closing Date and will be able to trade such shares of CGBD Common Stock as soon as they are credited to the account of the applicable legacy CSL III Shareholder.

The following table presents the closing sales prices as of the last trading day before the execution of the Merger Agreement and the most recent quarter end, and the most recently determined NAV per share of CGBD Common Stock and the most recently determined NAV per CSL III Common Share.

	CGBD Common Stock	CSL III Common Shares
Closing Sales Price as of August 1, 2024	$17.52	$—
NAV per Share as of June 30, 2024	$16.95	$21.28
Closing Sales Price as of June 28, 2024	$17.74	$—

Risks Relating to the Mergers

The Mergers and the other transactions contemplated by the Merger Agreement are subject to, among others, the following risks. CGBD Stockholders should carefully consider these risks before deciding how to vote on the proposal to be voted on at the CGBD Special Meeting.

•

Because the trading price of CGBD Common Stock and the NAV CSL III Common Share and CGBD Common Stock will fluctuate, CSL III Shareholders cannot be sure of the market value of the consideration they will receive in connection with the Mergers until the closing date of the Mergers.

•	Sales of shares of CGBD Common Stock after the completion of the Mergers may cause the trading price of CGBD Common Stock to decline.

•	CGBD Stockholders and CSL III Shareholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Mergers.

•	CGBD may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.

•

Neither the opinion of the financial advisor to the CGBD Special Committee delivered to the CGBD Special Committee (and shared with the CGBD Board for informational purposes) prior to the signing of the Merger Agreement nor the opinion of the financial advisor to the CSL III Special Committee delivered to the CSL III Special Committee and the CSL III Board prior to the signing of the Merger Agreement will reflect changes in circumstances since the date of the opinions.

•

If the Mergers do not close for any reason (whether due to failure to obtain required CGBD Stockholder approval or failure of either CGBD or CSL III to satisfy certain closing conditions), CGBD and CSL III will not benefit from the expenses incurred in pursuit of the Mergers.

•	The termination of the Merger Agreement could negatively impact CGBD and CSL III.

•	The Merger Agreement limits CGBD’s and CSL III’s ability to pursue alternatives to the Mergers.

•

The Mergers are subject to closing conditions, including CGBD Stockholder approval, that, if not satisfied or (to the extent legally allowed) waived, will result in the Mergers not being completed, which may result in material adverse consequences to the business and operations of CGBD and CSL III.

•	CGBD and CSL III may, to the extent legally allowed, waive one or more conditions to the Mergers without resoliciting CGBD Stockholder approval.

•	CGBD and CSL III will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.

•	The market price of CGBD Common Stock after the Mergers may be affected by factors different from those affecting such common stock currently.

•

Litigation against CGBD, CSL III, or the members of the CGBD Board and of the CSL III Board, could prevent or delay the completion of the Mergers or result in the payment of damages following completion of the Mergers.

See the section captioned “Risk Factors — Risks Relating to the Mergers” beginning on page 22 for a more detailed discussion of these risks.

Tax Consequences of the Mergers

The Mergers are intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and it is a condition to the obligations of CSL III and of CGBD to consummate the Mergers that CSL III and CGBD will each use its best efforts to obtain a legal opinion to that effect. CSL III Shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes on the exchange of CSL III Common Shares for shares of CGBD Common Stock pursuant to the Mergers, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares of CGBD Common Stock.

CSL III Shareholders should read the section captioned “Certain Material U.S. Federal Income Tax Considerations — Certain Material U.S. Federal Income Tax Consequences of the Mergers” for a more complete discussion of the U.S. federal income tax consequences of the Mergers. Tax matters can be complicated and the tax consequences of the Mergers to a CSL III Shareholder will depend on the particular tax situation of such shareholder. CSL III Shareholders should consult with their own tax advisors to determine the tax consequences of the Mergers to them.

The Mergers are not expected to be a taxable event for CGBD Stockholders.

Special Meeting of CGBD Stockholders

CGBD plans to hold the CGBD Special Meeting virtually on [●], 202[●], at [●] [a.m.][p.m.], Eastern time, at the following website: www.virtualshareholdermeeting.com/[●]. At the CGBD Special Meeting, holders of CGBD Common Stock will be asked to approve the Merger Stock Issuance Proposal.

A CGBD Stockholder can vote at the CGBD Special Meeting if such stockholder owned shares of CGBD Capital Stock at the close of business on the CGBD Record Date. As of that date, there were [●] shares of CGBD

Common Stock and 2,000,000 shares of CGBD Preferred Stock outstanding and entitled to vote. Approximately [●] of such total outstanding shares, or approximately [●]%, were owned beneficially or of record by directors and executive officers of CGBD.

CGBD Board Recommendation

The CGBD Board, upon recommendation of the CGBD Special Committee, comprised solely of certain independent directors of CGBD, has unanimously approved the Merger Agreement, including the Mergers and the related transactions, the proposed issuance of CGBD Common Stock in connection with the Mergers and directed that such matters be submitted to the CGBD Stockholders for approval at the CGBD Special Meeting. After careful consideration, the CGBD Board unanimously recommends that CGBD Stockholders vote “FOR” the Merger Stock Issuance Proposal.

CGBD Vote Required

Each share of CGBD Capital Stock held by a holder of record as of the CGBD Record Date has one vote on each matter considered at the CGBD Special Meeting.

The Merger Stock Issuance Proposal

The affirmative vote of a majority of the votes cast by the holders of issued and outstanding shares of CGBD Capital Stock present at the CGBD Special Meeting, virtually or represented by proxy, and entitled to vote thereat at a meeting at which a quorum is present is required for approval of the Merger Stock Issuance Proposal (i.e., the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal). Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on the Merger Stock Issuance Proposal.

Completion of the Mergers

As more fully described in this joint proxy statement/information statement/prospectus and in the Merger Agreement, the completion of the Mergers depends on a number of conditions being satisfied or, where legally permissible, waived. For information on the conditions that must be satisfied or waived for the Mergers to occur, see “Description of the Merger Agreement — Conditions to Closing the Mergers.” While there can be no assurance as to the exact timing, or that the Mergers will be completed at all, CGBD and CSL III are working to complete the First Merger by March 31, 2025. It is currently expected that the Mergers will be completed promptly following receipt of the required stockholder approval at the CGBD Special Meeting and satisfaction or waiver of the other closing conditions set forth in the Merger Agreement.

Termination of the Merger Agreement

The Merger Agreement contains certain termination rights for CGBD and CSL III, each of which is discussed below in “Description of the Merger Agreement — Termination of the Merger Agreement.”

Other Actions Taken in Connection with the Mergers

In connection with entry into the Merger Agreement, CIM, a wholly-owned subsidiary of Carlyle, has agreed to consummate the Preferred Stock Exchange. These shares were issued by CGBD as part of an investment Carlyle made to support CGBD during the market dislocation resulting from the COVID-19 pandemic. After the Preferred Stock Exchange and the issuance of CGBD Common Stock pursuant thereto, each share of CGBD Preferred Stock will cease to be outstanding, will be cancelled, will cease to exist and will thereafter represent only the rights afforded to holders of CGBD Common Stock following the Closing, subject to certain restrictions. The Preferred Stock Exchange will eliminate the dilutive impact of CGBD Preferred

Stock, which has a conversion price of $8.98 per share as of June 30, 2024, compared to CGBD’s June 30, 2024 NAV per share of $16.95. See “Description of the Merger Agreement —Preferred Stock Exchange and Lock-Up Agreement” in this joint proxy statement/information statement/prospectus for more information.

Management of the Combined Company

The directors of CGBD immediately prior to the Mergers will remain the directors of CGBD and will hold office until their respective successors are duly elected and qualify, or their earlier death, removal or resignation.

The officers of CGBD immediately prior to the Mergers will remain the officers of CGBD and will hold office until their respective successors are duly appointed and qualify, or their earlier death, removal or resignation. Following the Mergers, CGCIM will continue to be the investment adviser to CGBD and the CGBD Investment Advisory Agreement will remain in effect.

Reasons for the Mergers

CGBD

The CGBD Board consulted with its legal and other advisors, as well as CGBD’s management and CGCIM, and considered numerous factors, including the unanimous recommendation of the CGBD Special Committee, and the CGBD Board and the CGBD Special Committee unanimously determined that (i) the Merger Agreement and the terms of the Mergers and related transactions contemplated by the Merger Agreement are (A) advisable and in the best interests of CGBD and (B) fair and reasonable to CGBD and (ii) the interests of existing CGBD Stockholders will not suffer any dilution for purposes of Rule 17a-8 of the Investment Company Act as a result of the Mergers.

The CGBD Special Committee and the CGBD Board, with the assistance of their legal and financial advisors, weighed various benefits and risks in considering the Mergers, both with respect to the immediate effects of the Mergers on CGBD and CGBD Stockholders and with respect to the potential benefits that could be experienced by the combined company after the Mergers. Some of the material factors considered by the CGBD Special Committee and the CGBD Board that assisted it in concluding that the Mergers are in the best interests of CGBD and CGBD Stockholders included, among others:

•	elimination of the dilutive impact of CGBD Preferred Stock;

•	increased scale and liquidity;

•	investment strategies and risks;

•	acquisition of a known, diversified portfolio of assets with significant overlap;

•	no dilution for purposes of Rule 17a-8 of the Investment Company Act;

•	opportunity for greater access to the debt capital markets;

•	opportunity for NAV accretion;

•	operational synergies;

•

analysis and the opinion of Raymond James & Associates, Inc. (“Raymond James”), dated August 2, 2024, to the CGBD Special Committee as to, as of the date of the opinion, the fairness, from a financial point of view, to CGBD of the Exchange Ratio pursuant to the Merger Agreement; and

•	tax consequences of the Mergers.

The foregoing list does not include all the factors that the CGBD Board considered in approving the proposed Mergers and the Merger Agreement and recommending that CGBD Stockholders approve the issuance of shares of CGBD Common Stock necessary to effectuate the Mergers.

For a further discussion of the material factors considered by the CGBD Board, see “The Mergers — Reasons for the Mergers.”

CSL III

The CSL III Board consulted with its legal and other advisors, as well as CSL III’s management and CSL III Advisor, and considered numerous factors, including the unanimous recommendation of the CSL III Special Committee, and the CSL III Board and the CSL III Special Committee unanimously determined that (i) the Mergers are advisable, fair to and in the best interests of CSL III and the CSL III Shareholders, and (ii) existing CSL III Shareholders will not suffer any dilution for purposes of Rule 17a-8 of the Investment Company Act as a result of the Mergers.

The CSL III Special Committee and the CSL III Board, with the assistance of their legal advisors (and, in the case of the CSL III Special Committee, its financial advisor) in considering and negotiating the terms of the Mergers, weighed various benefits and risks, both with respect to the immediate effects of the Mergers on CSL III and CSL III Shareholders and with respect to the potential benefits that could be experienced by the combined company after the Mergers. Some of the material factors considered by the CSL III Special Committee and the CSL III Board that assisted each of them in concluding that the Mergers are in the best interests of CSL III and CSL III Shareholders included, among others:

•	increased scale and access to secondary market liquidity;

•	expected accretion to net investment income;

•	expected greater access to more diverse and lower-cost sources of debt capital;

•	expected increased portfolio yield;

•	greater portfolio diversification and reduction in investment concentration;

•	significant overlap in investment portfolios;

•	no dilution for purposes of Rule 17a-8 of the Investment Company Act;

•	robust negotiation process;

•	potential for expense savings through operational synergies;

•

the opinion of Keefe, Bruyette & Woods, Inc. (“KBW”), dated August 2, 2024, to the CSL III Special Committee and CSL III Board as to, as of the date of the opinion, the fairness, from a financial point of view, to the holders of CSL III Common Shares of the Exchange Ratio in the First Merger;

•	the agreement of CGCIM and CSL III Advisor to cover certain merger-related expenses, up to a total cap of $5 million;

•	no impact on regulatory obligations; and

•	tax consequences of the Mergers.

The foregoing list does not include all the factors that the CSL III Board considered in approving the Merger Agreement.

For a further discussion of the material factors considered by the CSL III Board, see “The Mergers — Reasons for the Mergers.”

CGBD Stockholders and CSL III Shareholders Do Not Have Appraisal Rights

Neither CGBD Stockholders nor CSL III Shareholders will be entitled to exercise appraisal rights in connection with the Mergers under the laws of the State of Maryland or the State of Delaware.

Opinion of the Financial Advisor to the CGBD Special Committee

The CGBD Special Committee retained Raymond James to act as its investment banking advisor in connection with CGBD’s consideration of a possible acquisition, merger, reverse merger, consolidation, or other business combination transaction with respect to CSL III, or the sale, transfer, disposition, recapitalization, restructuring, joint venture, or other transaction or series or combinations of transactions that, directly or indirectly, had the effect of transferring a majority or controlling interest in CSL III’s securities or a majority of the consolidated fair market value of the assets, business, revenue or income of CSL III or its subsidiaries. The CGBD Special Committee selected Raymond James as a financial advisor because it is a globally recognized investment banking firm offering a full range of investment banking services to its clients, and it has expertise with respect to transactions involving BDCs. In the ordinary course of its investment banking business, Raymond James is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions.

At the August 2, 2024 meeting of the CGBD Special Committee, representatives of Raymond James rendered Raymond James’ oral opinion, which was subsequently confirmed by delivery of a written opinion to the CGBD Special Committee, dated August 2, 2024, as to the fairness, as of such date, from a financial point of view, to CGBD of the Exchange Ratio pursuant to the Merger Agreement, based upon and subject to the procedures followed, assumptions made, matters considered, qualifications and limitations on the review undertaken in connection with the preparation of its opinion.

Raymond James provided its opinion for the information and assistance of the CGBD Special Committee (solely in its capacity as such) in connection with, and for purposes of, its consideration of the Mergers and its opinion only addresses whether the Exchange Ratio pursuant to the Merger Agreement was fair, from a financial point of view, to CGBD. The opinion of Raymond James did not address any other term or aspect of the Merger Agreement or the Mergers. The full text of Raymond James’ opinion, dated August 2, 2024, which sets forth the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by Raymond James is included as Annex B to this joint proxy statement/information statement/prospectus. The description of the opinion is qualified in its entirety by reference to the opinion. CGBD Stockholders are urged to read the opinion carefully in its entirety. Raymond James’ opinion speaks only as of the date of the opinion. Raymond James’ opinion does not reflect any developments that may occur or may have occurred after the date of its opinion and prior to the completion of the Mergers. Neither the Raymond James opinion nor the summary of its opinion and the related analyses set forth in this joint proxy statement/information statement/prospectus are intended to be, and do not constitute a recommendation to the CGBD Special Committee, the CGBD Board or any CGBD Stockholder as to how to act or vote with respect to the Mergers or any other matter.

Opinion of the Financial Advisor to the CSL III Special Committee

In connection with the First Merger, KBW delivered a written opinion, dated August 2, 2024, to the CSL III Special Committee and the CSL III Board as to the fairness, from a financial point of view and as of the date of the opinion, to the holders of CSL III Common Shares of the Exchange Ratio (which was assumed to be 1.2258x) in the First Merger. The full text of KBW’s opinion, which describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion, is attached as Annex C to this joint proxy statement/information statement/prospectus. The opinion was for the information of, and was directed to, the CSL III Special Committee (in its capacity as such) and, as requested by the CSL III Special Committee, the CSL III Board (in its capacity as such) in connection with their respective consideration of the financial terms of the transaction. The opinion did not address the underlying business decision of CSL III to engage in the transaction or enter into the Merger Agreement or constitute a recommendation to the CSL III Special Committee or the CSL III Board in connection with the transaction, and it does not constitute a recommendation to any CSL III Shareholder or any stockholder of any other entity as to how to act in connection with the transaction or any other matter.

RISK FACTORS

In addition to the other information included in this document, you should carefully consider the risks described below in determining whether to approve, in the case of CGBD Stockholders, the Merger Stock Issuance Proposal. The information in “Item 1A. Risk Factors” in Part I of CGBD’s Annual Report on Form 10-K (File No. 814-00995) for the fiscal year ended December 31, 2023 and in Part II, Item 1A of CGBD’s Quarterly Report for the period ended June 30, 2024 is incorporated herein by reference for general risks related to CGBD. The information in “Item 1A. Risk Factors” in Part I of CSL III’s Annual Report on Form 10-K (File No. 814-01410) for the fiscal year ended December 31, 2023 and in Part II, Item 1A of CSL III’s Quarterly Report for the period ended June 30, 2024 is incorporated herein by reference for general risks related to CSL III. The occurrence of any of these risks could materially and adversely affect the business, prospects, financial condition, results of operations and cash flow of CGBD and CSL III and, following the Mergers, the combined company and might cause you to lose all or part of your investment. The risks, as set out below and incorporated by reference herein, are not the only risks CGBD and CSL III and, following the Mergers, the combined company face, and there may be additional risks that CGBD and CSL III do not presently know of or that they currently consider not likely to have a significant impact. New risks may emerge at any time and CGBD and CSL III cannot predict such risks or estimate the extent to which they may affect the business or financial performance of CGBD and CSL III and, following the Mergers, the combined company. See also “Incorporation by Reference for CGBD,” “Incorporation by Reference for CSL III” and “Where You Can Find More Information” in this joint proxy statement/information statement/prospectus.

Risks Relating to the Mergers

Because the market price of CGBD Common Stock and the NAV per CSL III Common Share and CGBD Common Stock will fluctuate, CSL III Shareholders cannot be sure of the market value of the consideration they will receive in connection with the Mergers until the closing date of the Mergers.

At the Effective Time, each CSL III Common Share issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares) will be converted into the right to receive a number of shares of CGBD Common Stock, equal to the Exchange Ratio, plus any cash (without interest) in lieu of fractional shares of CGBD Common Stock. The market value of such consideration to be received by CSL III Shareholders upon completion of the Mergers (the “Merger Consideration”) may vary from the closing price of CGBD Common Stock on the date prior to the announcement of the Mergers, on the date that this joint proxy statement/information statement/prospectus was mailed to CGBD Stockholders and CSL III Shareholders and on the date the First Merger is completed and thereafter. Any change in the market price of CGBD Common Stock prior to completion of the Mergers will affect the market value of the Merger Consideration that CSL III Shareholders will receive upon completion of the Mergers. If shares of CGBD Common Stock are trading at prices below Closing CGBD Net Asset Value per share, the market value of CGBD Common Stock received in the Mergers will be less than the net asset value of the Shares surrendered for exchange. Additionally, the Exchange Ratio will fluctuate as CSL III’s and CGBD’s respective NAVs change prior to Closing.

Accordingly, CSL III Shareholders will not know or be able to calculate the market value of the Merger Consideration they would receive upon completion of the Mergers. Neither CSL III nor CGBD is permitted to terminate the Merger Agreement or, in the case of CGBD, resolicit the vote of CGBD Stockholders solely because of changes in the market price of shares of CGBD Common Stock

Changes in the market price of CGBD Common Stock may result from a variety of factors, including, among other things:

•

significant volatility in the market price and trading volume of securities of BDCs or other companies in CGBD’s sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs and BDCs;

•	loss of CGBD’s BDC or RIC status;

•	changes in earnings or variations in operating results or distributions that negatively impact CGBD’s net investment income;

•

increases in expenses associated with defense of potential litigation filed against CGBD or CSL III in connection with the Mergers and responding to SEC inquiries in connection with the Mergers and this joint proxy statement/information statement/prospectus;

•	changes in accounting guidelines governing valuation of CGBD’s investments;

•

changes in the value of CGBD’s portfolio of investments and any derivative instruments, including as a result of general economic conditions, interest rate shifts and changes in the performance of CGBD’s portfolio companies;

•	any shortfall in investment income or net investment income or any increase in losses from levels expected by investors or securities analysts;

•	departure of CGCIM’s key personnel; and

•	general economic trends and other external factors.

These factors are generally beyond the control of CGBD. The range of high and low sales prices per share of CGBD Common Stock as reported on Nasdaq for the quarter ended June 30, 2024 was a low of $16.11 and a high of $18.24. However, historical trading prices are not necessarily indicative of future performance.

Sales of shares of CGBD Common Stock after the completion of the Mergers may cause the market price of CGBD Common Stock to decline.

At the Effective Time, each CSL III Common Share, issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares), will be converted into the right to receive a number of shares of CGBD Common Stock equal to the Exchange Ratio, plus any cash (without interest) in lieu of fractional shares of CGBD Common Stock. For illustrative purposes, based on June 30, 2024 NAVs and share counts and the closing price of CGBD Common Stock on June 28, 2024 and excluding transaction costs and other tax-related distributions, CGBD would issue approximately 1.2306 shares of CGBD Common Stock for each CSL III Common Share outstanding, resulting in pro forma ownership of 78% for current CGBD Stockholders and 22% for current CSL III Shareholders as of June 30, 2024 and excluding any adjustments to the CGBD Common Stock from the Preferred Stock Exchange. Former CSL III Shareholders may be required to or decide to sell the shares of CGBD Common Stock that they receive pursuant to the Merger Agreement, particularly because they have not previously held liquid securities. In addition, CGBD Stockholders may decide not to hold their shares of CGBD Common Stock after completion of the Mergers. In each case, such sales of CGBD Common Stock could have the effect of depressing the trading price for CGBD Common Stock and may take place promptly following the completion of the Mergers. If this occurs, it could impair CGBD’s ability to raise additional capital through the sale of equity securities should CGBD desire to do so.

CGBD Stockholders and CSL III Shareholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Mergers.

CGBD Stockholders will experience a reduction in their percentage ownership interests and effective voting power in respect of the combined company relative to their percentage ownership interests in CGBD prior to the Mergers unless they hold a comparable or greater percentage ownership in CSL III as they do in CGBD prior to the Mergers. Consequently, CGBD Stockholders should generally expect to exercise less influence over the management and policies of the combined company following the Mergers than they currently exercise over the management and policies of CGBD. CSL III Shareholders will experience a substantial reduction in their percentage ownership interests and effective voting power in respect of the combined company relative to their percentage ownership interests in CSL III prior to the Mergers unless they hold a comparable or greater percentage ownership in CGBD as they do in CSL III prior to the Mergers. Consequently, CSL III Shareholders should generally expect to exercise less influence over the management and policies of the combined company following the Mergers than they currently exercise over the management and policies of CSL III. In addition, prior to completion of the Mergers, subject to certain restrictions in the Merger Agreement, CGBD and CSL III may issue additional shares of CGBD Common Stock and CSL III Common Share, respectively, which would further reduce the percentage ownership of the combined company to be held by current CGBD Stockholders and CSL III Shareholders.

CGBD may be unable to realize the benefits anticipated by the Mergers, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.

The realization of certain benefits anticipated as a result of the Mergers will depend in part on the integration of CSL III’s investment portfolio with CGBD’s investment portfolio. There can be no assurance that CSL III’s investment portfolio can be operated profitably going forward or integrated successfully into CGBD’s operations in a timely fashion or at all. The dedication of management resources to such integration may detract attention from the day-to-day business of the combined company and there can be no assurance that there will not be substantial costs associated with the transition process or there will not be other material adverse effects as a result of these integration efforts. Such effects, including incurring unexpected costs or delays in connection with such integration and failure of CSL III’s investment portfolio to perform as expected, could have a material adverse effect on the financial results of the combined company.

CGBD also expects to achieve certain synergies and cost savings from the Mergers when the two companies have fully integrated their portfolios. It is possible that the estimates of these synergies and potential cost savings could ultimately be incorrect. The cost savings estimates also assume CGBD will be able to combine its operations and CSL III’s operations in a manner that permits those cost savings to be fully realized. If the estimates turn out to be incorrect or if CGBD is not able to successfully combine CSL III’s investment portfolio with its operations, the anticipated synergies and cost savings may not be fully realized or realized at all or may take longer to realize than expected.

The opinion of the financial advisor to the CGBD Special Committee delivered to the CGBD Special Committee (and shared with the CGBD Board for informational purposes) prior to the signing of the Merger Agreement and the opinion of the financial advisor to the CSL III Special Committee delivered to the CSL III Special Committee and the CSL III Board prior to the signing of the Merger Agreement will not reflect changes in circumstances since the date of such opinions.

The opinion of Raymond James, the financial advisor to the CGBD Special Committee, was delivered to the CGBD Special Committee and, at the direction of the CGBD Special Committee, shared with the CGBD Board for informational purposes, and was dated, August 2, 2024. The opinion of KBW, the financial advisor to the CSL III Special Committee, was delivered to the CSL III Special Committee and the CSL III Board on, and was dated, August 2, 2024. Changes in CGBD’s or CSL III’s operations and prospects, general market and economic conditions and other factors that may be beyond the control of CGBD or CSL III may significantly alter CSL III’s value or the price of shares of CGBD Common Stock by the time the Mergers are completed. The opinions do not speak as of the time the Mergers will be completed or as of any date other than the date of such opinions.

If the Mergers do not close for any reason (whether due to failure to obtain required CGBD stockholder approval or failure of either CGBD or CSL III to satisfy certain closing conditions), CGBD and CSL III will not benefit from the expenses incurred in pursuit of the Mergers.

The Mergers are subject to closing conditions, including certain approval of CGBD Stockholders that, if not satisfied, will prevent the Mergers from being completed. See “Description of the Merger Agreement Conditions to Closing the Mergers.” If the Mergers do not close, CGBD and CSL III will have incurred substantial expenses for which no ultimate benefit will have been received. CGBD and CSL III have incurred out-of-pocket expenses in connection with the Mergers for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Mergers are not completed.

The termination of the Merger Agreement could negatively impact CGBD and CSL III.

If the Merger Agreement is terminated, there may be various consequences, including:

•

the businesses of CGBD and CSL III may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Mergers, without realizing any of the anticipated benefits of completing the Mergers;

•	the market price of CGBD Common Stock might decline to the extent that the market price prior to termination reflects a market assumption that the Mergers will be completed;

•	the businesses of CGBD and CSL III may have experienced negative reactions from the investment community, employees, or other partners in the business community; and

•	CSL III may not be able to find a party willing to pay an equivalent or more attractive price than the price CGBD agreed to pay in the Mergers.

The Merger Agreement limits CGBD’s and CSL III’s ability to pursue alternatives to the Mergers.

The Merger Agreement contains provisions that limit CGBD’s and CSL III’s ability to discuss, facilitate or commit to competing third party proposals to acquire all or a significant part of CGBD or CSL III. These provisions are typical for transactions of this type. In certain circumstances relating to a Takeover Proposal (as defined below), the Merger Agreement provides for the payment by CGBD to CSL III of a termination fee, as is customary for transactions of this type, of $26 million. The termination fee might discourage a potential competing acquirer that might have an interest in acquiring all or a significant part of CGBD from considering or proposing that acquisition even if it were prepared to pay consideration with a higher per share market price than that proposed in the Mergers or might result in a potential competing acquirer proposing to pay a lower per share price to acquire CGBD than it might otherwise have proposed to pay.

The Mergers are subject to closing conditions, including CGBD Stockholder approval, that, if not satisfied or (to the extent legally allowed) waived, will result in the Mergers not being completed, which may result in material adverse consequences to the business and operations of CGBD and CSL III.

The Mergers are subject to closing conditions, including certain approval of CGBD Stockholders that, if not satisfied, will prevent the Mergers from being completed. The closing condition that CGBD Stockholders approve the issuance of shares of CGBD Common Stock pursuant to the Merger Agreement may not be waived and must be satisfied for the Mergers to be completed. If CGBD Stockholders do not approve the Merger Stock Issuance Proposal and the Mergers are not completed, the resulting failure of the Mergers could have a material adverse impact on CGBD’s and CSL III’s respective businesses and operations. In addition to the required approval of CGBD Stockholders, the Mergers are subject to a number of other conditions beyond the control of CGBD and CSL III that may prevent, delay or otherwise materially adversely affect completion of the Mergers. CGBD and CSL III cannot predict whether and when these other conditions will be satisfied.

CGBD and CSL III may, to the extent legally allowed, waive one or more conditions to the Mergers without resoliciting CGBD Stockholder approval.

Certain conditions to CGBD’s and CSL III’s respective obligations to complete the Mergers may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by mutual agreement. In the event that any such waiver does not require resolicitation of CGBD Stockholders, CGBD will have the discretion to complete the Mergers without seeking further stockholder approval. The conditions requiring the approval of CGBD Stockholders, however, cannot be waived.

CGBD and CSL III will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.

Uncertainty about the effect of the Mergers may have an adverse effect on CGBD or CSL III and, consequently, on the combined company following completion of the Mergers. These uncertainties may cause those that deal with CGBD or CSL III to seek to change their existing business relationships with them. In addition, the Merger Agreement restricts CGBD and CSL III from taking actions that each might otherwise consider to be in its best interests. These restrictions may prevent CGBD or CSL III from pursuing certain business opportunities that may arise prior to the completion of the Mergers.

The market price of CGBD Common Stock after the Mergers may be affected by factors different from those affecting such common stock currently.

CGBD’s business and CSL III’s business differ in some respects and, accordingly, the results of operations of the combined company and the market price of CGBD Common Stock after the Mergers may be affected by factors different from those currently affecting the independent results of operations of each of CGBD and CSL III, such as a larger stockholder base and a different capital structure, and CGBD’s trading price. Accordingly, CGBD’s historical trading prices and financial results may not be indicative of these matters for the combined company following the Mergers.

Litigation could prevent or delay the completion of the Mergers or result in the payment of damages following completion of the Mergers.

It is possible that lawsuits may be filed by CGBD Stockholders and CSL III Shareholders challenging the Mergers. The outcome of such lawsuits cannot be assured, including the amount of costs associated with defending these claims or any other liabilities that may be incurred in connection with the litigation of these claims. If plaintiffs are successful in obtaining an injunction prohibiting the parties from completing the Mergers, such injunction may delay the consummation of the Mergers in the expected timeframe, or may prevent the Mergers from being consummated at all. Whether or not any plaintiff’s claim is successful, this type of litigation can result in significant costs and divert management’s attention and resources from the closing of the Mergers and ongoing business activities, which could adversely affect the operations of the Company.

COMPARATIVE FEES AND EXPENSES

Comparative Fees and Expenses Relating to the Mergers

The following table is intended to assist CGBD Stockholders and CSL III Shareholders in understanding the costs and expenses that an investor in shares of CGBD Common Stock or CSL III Common Shares bears directly or indirectly and, based on the assumptions set forth below, the pro forma costs and expenses estimated to be incurred by the combined company in the first year following completion of the Mergers. CGBD and CSL III caution you that the percentages of Other expenses indicated in the table below are an estimate and may vary. Except where the context suggests otherwise, whenever this document contains a reference to fees or expenses paid or to be paid by “you,” “CGBD” or “CSL III,” stockholders and shareholders, respectively, will indirectly bear such fees or expenses as investors in CGBD or CSL III, as applicable. The table below is based on information as of June 30, 2024 (except as noted below) and includes expenses of the applicable consolidated subsidiaries.

	Actual				Pro Forma
Stockholder transaction expenses:	CGBD		CSL III		CGBD
Sales load (as a percentage of offering price)(1)	None	(1)	None	(1)	None	(1)
Offering expenses	None	(1)	None	(1)	None	(1)
Dividend reinvestment plan fees (as a percentage of offering price)	None	(2)	None	(2)	None	(1)
Total stockholder transaction expenses (as a percentage of offering price)	None		None		None

	Actual		Pro Forma
Annual expenses (as a percentage of net assets)(3):	CGBD	CSL III(4)	CGBD
Base management fees(5)	3.10%	—%	2.90%
Incentive fees(6)	2.57%	2.32%	2.51%
Interest payments on borrowed funds (including other costs of servicing and offering debt securities)(7)	7.24%	5.20%	6.78%
Other expenses(8)	1.68%	2.03%	1.55%
Acquired fund fees and expenses(9)	3.41%	—%	2.65%
Total annual expenses(10)	17.99%	9.55%	16.39%

(1)

Purchases of shares of CGBD Common Stock or CSL III Common Shares on the secondary market are not subject to sales load but may be subject to brokerage commissions or other charges. The table does not include any sales load (underwriting discounts or commissions) that stockholders or shareholders, respectively, may have paid in connection with their purchase of shares of CGBD Common Stock or CSL III Common Shares in a prior underwritten offering or otherwise.

(2)	The expenses of the dividend reinvestment plan are included in “Other expenses”. For additional information see “Dividend Reinvestment Plan.”
(3)

The net assets used to calculate the percentages in this table reflect the respective net assets as of June 30, 2024. For the pro forma column, the net assets of CGBD on a pro forma basis as of June 30, 2024 were used.

(4)

CSL III actual amounts exclude the effect of the Reimbursement Agreement with CSL III Advisor as defined below. The pro forma column assumes that the Reimbursement Agreement will be terminated prior to the Effective Time.

(5)

The base management fee under the CGBD Investment Advisory Agreement is calculated at an annual rate of 1.50% of the average value of the CGBD’s gross assets at the end of the two most recently completed fiscal quarters; provided, however, the base management fee is calculated at an annual rate of 1.00% of CGBD’s gross assets as of the end of the two most recently completed calendar quarters that exceeds the product of (A) 200% and (B) the average value of CGBD’s net asset value at the end of the two most recently completed calendar quarters. “Gross assets” is determined on a consolidated basis in accordance with U.S. GAAP, includes assets acquired through the incurrence of debt, and excludes cash and any temporary investments in cash equivalents. The base management fee is payable quarterly in arrears, will be appropriately adjusted for any share issuances or repurchases during such the applicable fiscal quarters, and will be appropriately pro-rated for any partial month or quarter. The base management fee is payable quarterly in arrears. For purposes of the table above, the management fee referenced above is based on actual amounts for the three months ended June 30, 2024, annualized for a full year and the percentage reflected is calculated based on the CGBD net assets (rather than gross assets).

For CSL III, the base management fee is calculated and payable quarterly in arrears at an annual rate of 1.50% of the average value of CSL III’s gross assets at the end of the two most recently completed fiscal quarters; provided, however, that the annual rate shall be 1.00% with respect to the amount of such average value of the gross assets as of the end of the two most recently completed calendar quarters that exceeds the product of (A) 200% and (B) the average of CSL III’s NAV at the end of the two most recently completed calendar quarters. The base management fee will be appropriately adjusted for any share issuances or repurchases during such fiscal quarter and the base management fees for any partial month or quarter will be pro-rated. CSL III’s gross assets exclude any cash, cash equivalents and restricted cash and include assets acquired through the incurrence of debt from the use of leverage. CSL III Advisor has irrevocably agreed to waive its rights to receive any base management fee for quarterly periods ending on or prior to the date of the closing of a Liquidity Event, as defined above, and therefore are no expenses incurred for the three months ended June 30, 2024.

The pro forma base management fee has been calculated in accordance with the terms of the CGBD Investment Advisory Agreement for the three months ended June 30, 2024, annualized for a full year and the percentage referenced in the table above is based on the combined net assets of CGBD and CSL III (rather than gross assets). The pro forma base management fee referenced in the table above is based on the combined gross assets, excluding cash and any temporary investments in cash equivalents, of CGBD and CSL III.

(6)

CGBD or CSL III may have capital gains and net investment income that could result in the payment of an incentive fee to the respective investment adviser in the twelve months after the date of this prospectus. The incentive fee payable in the example below is estimated based on our actual results for the three months ended June 30, 2024, and assumes that the incentive fee is 17.5% for all relevant periods. However, the incentive fee payable to the respective investment adviser is based on our performance and will not be paid unless we achieve certain goals.

For each of CGBD and CSL III, the incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. The second part is determined and payable in arrears as of the end of each calendar year (or upon termination of the respective investment advisory agreement, as of the termination date) in an amount equal to 17.5% of realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

For the “Actual” columns, the incentive fees referenced in the table above are based on actual amounts of the incentive fee on income incurred during the three months ended June 30, 2024 for each of CGBD and CSL III. There were no capital gains incentive fee payable under the applicable investment advisory agreement as of June 30, 2024 for either CGBD or CSL III.

The pro forma incentive fees have been calculated in a manner consistent with the CGBD Investment Advisory Agreement for the three months ended June 30, 2024, annualized for a full year. The pro forma incentive fee excludes any Merger Accounting Adjustments, as discussed previously.

(7)

Interest payments on borrowed funds for CGBD is based on CGBD’s interest expense for the three months ended June 30, 2024, annualized for a full year, under (i) the secured borrowings under the Credit Facility, which were $236.2 million as of June 30, 2024, (ii) the $400.0 million in aggregate principal amount of notes offered by the 2015-1 Issuer (the “2015-1R Notes”), (iii) the $115 million in aggregate principal amount of 4.750% senior unsecured notes due December 31, 2024 (the “2019 Notes”), (iv) the $75 million in aggregate principal amount of 4.500% senior unsecured notes due December 31, 2024 (the “2020 Notes”), and (v) the $85 million in aggregate principal of 8.20% senior unsecured notes due December 1, 2028 (the “2028 Notes) including the effect of the interest rate swap with Morgan Stanley Capital Services LLC. The interest amounts in the table above exclude fees (such as fees on undrawn amounts and amortization of upfront fees). This item is based on the assumption that CGBD’s borrowings and interest costs after an offering will remain similar to those prior to such offering. CGBD may borrow additional funds from time to time to make investments to the extent it is determined that the economic situation is conducive to doing so. CGBD Stockholders indirectly bear the costs of borrowings under any debt instruments that may be entered into.

Interest payments on borrowed funds for CSL III are based on CSL III’s interest expense for the three months ended June 30, 2024, annualized for a full year, under (i) the borrowings under the Subscription Facility, which were $16.1 million as of June 30, 2024 and (ii) the borrowings under the SPV Credit Facility, which were $145.0 million as of June 30, 2024. The interest amounts in the table above exclude fees (such as fees on undrawn amounts and amortization of upfront fees). This item is based on the assumption that CSL III’s borrowings and interest costs after an offering will remain similar to those prior to such offering. CSL III may borrow additional funds from time to time to make investments to the extent it is determined that the economic situation is conducive to doing so. CSL III Shareholders indirectly bear the costs of borrowings under any debt instruments that may be entered into.

Interest payments on borrowed funds for the pro forma column are based on the interest payments as described above for the combined company following the Mergers. The interest payments are based on the assumption that the CSL III Subscription Facility will be repaid and that the $16.1 million of borrowings under the facility will be borne by the CGBD Credit Facility following the Mergers.

(8)

Other expenses are based on overhead expenses for each of CGBD and CSL III for the three months ended June 30, 2024, annualized for a full year. Other expenses include payments such as those under the Administration Agreement for certain expenses incurred by the Investment Adviser. The pro forma column assumes the sum of the amounts for each of CGBD and CSL III for the combined company following the Mergers and reflects decreases in duplicative costs such as professional fees for audit and tax fees, directors’ fees and other redundant administrative and operating expenses.

(9)

CGBD’s stockholders indirectly bear the expenses of underlying funds or other investment vehicles in which CGBD invests that (1) are investment companies or (2) would be investment companies under Section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the Investment Company Act. This amount includes the estimated annual fees and expenses of Credit Fund and Credit Fund II, which were CGBD’s only acquired funds as of June 30, 2024. There were no acquired funds for CSL III as of June 30, 2024. The pro forma column reflects the acquired fund fee and expenses from CGBD’s investment in Credit Fund and Credit Fund II as a percentage of the combined net assets of CGBD and CSL III.

(10)	Estimated. Amounts may not sum due to rounding.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in CGBD, CSL III or the combined company’s common stock following completion of the Mergers on a pro forma basis, in each case assuming that CGBD, CSL III and the combined company hold no cash or liabilities other than debt. In calculating the following expense amounts, each of CGBD and CSL III has assumed that it would have no additional leverage and that its annual operating expenses would remain at the levels set forth in the tables above. Calculations for the pro forma combined company following the Mergers assume that the Mergers closed on June 30, 2024 and that the leverage and operating expenses of CGBD and CSL III remain at the levels set forth in the tables above

(and gives effect to the base management fee waivers described above). Transaction expenses related to the Mergers are not included in the following examples.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment:
CGBD, assuming a 5% annual return (assumes no return from net realized capital gains)	$120	$336	$522	$885
CSL III, assuming a 5% annual return (assumes no return from net realized capital gains)	$72	$212	$346	$655
CGBD, assuming a 5% annual return (assumes return entirely from realized capital gains)	$129	$357	$551	$916
CSL III, assuming a 5% annual return (assumes return entirely from realized capital gains)	$81	$236	$381	$706

	1 year	3 years	5 years	10 years
Pro forma combined company following the Mergers You would pay the following expenses on a $1,000 investment:
Assuming a 5% annual return (assumes no return from net realized capital gains)	$112	$316	$496	$855
Assuming a 5% annual return (assumes return entirely from realized capital gains)	$121	$338	$525	$888

While the example assumes, as required by the SEC, a 5% annual return, performance of CGBD, CSL III and the combined company will vary and may result in a return greater or less than 5%. The incentive fee based on pre-incentive fee net investment income under each of the CGBD Investment Advisory Agreement and the CSL III Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. If sufficient returns are achieved on investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, expenses, and returns to investors, would be higher. This example assumes, where it indicates “(assumes no return from net realized capital gains),” that CGBD and CSL III will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation). This example assumes, where it indicates “(assumes return entirely from realized capital gains),” that CGBD and CSL III will realize all net realized capital gains (computed net of all realized capital losses and unrealized capital depreciation). In addition, while the example assumes reinvestment of all distributions at NAV, participants in CGBD’s dividend reinvestment plan will receive a number of shares of CGBD Common Stock determined by dividing the total dollar amount of the dividend or distribution payable to a participant by either (i) the closing price per share of CGBD Common Stock on the primary exchange on which the CGBD Common Stock is traded or, if no sale is reported for that day on such exchange, the average of the electronically reported bid and asked prices for that day in the event that newly issued shares of CGBD Common Stock are used to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price per share of all shares of CGBD Common Stock purchased by the administrator with respect to the applicable dividend or distribution in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below NAV.

The example and the expenses in the table above should not be considered a representation of CGBD’s, CSL III’s, or, following completion of the Mergers, the combined company’s future expenses, and actual expenses may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This joint proxy statement/information statement/prospectus, including the documents incorporated by reference herein, contains statements that constitute forward-looking statements, which relate to CGBD, CSL III or, following the Mergers, the combined company, regarding future events or the future performance or future financial condition of CGBD, CSL III or, following the Mergers, the combined company. The forward-looking statements may include statements as to: future operating results of CGBD, CSL III or, following the Mergers, the combined company and distribution projections; business prospects of CGBD, CSL III or, following the Mergers, the combined company and the prospects of their portfolio companies; and the impact of the investments that CGBD, CSL III or, following the Mergers, the combined company expect to make. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with:

•	the ability of the parties to consummate the Mergers on the expected timeline, or at all;

•	the expected synergies and savings associated with the Mergers;

•	the ability to realize the anticipated benefits of the Mergers including the expected elimination of certain expenses and costs due to the Mergers;

•	the percentage of CGBD Stockholders voting in favor of the proposal submitted for their approval;

•	the possibility that competing offers or acquisition proposals will be made;

•	the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived;

•	risks related to diverting management’s attention from ongoing business operations;

•	the combined company’s plans, expectations, objectives and intentions, as a result of the Mergers;

•	any potential termination of the Merger Agreement;

•	the actions of CGBD Stockholders with respect to the proposal submitted for their approval;

•	the future operating results and distribution projections of CGBD, CSL III or, following the Mergers, the combined company;

•	the ability of CGCIM to integrate CSL III’s investment portfolio with CGBD’s investment portfolio;

•	the ability of CGCIM and its affiliates to attract and retain highly talented professionals;

•	the business prospects of CGBD, CSL III or, following the Mergers, the combined company and the prospects of their portfolio companies;

•	the impact of the investments that CGBD, CSL III or, following the Mergers, the combined company expect to make;

•	the ability of the portfolio companies of CGBD, CSL III or, following the Mergers, the combined company to achieve their objectives;

•	the expected financings and investments and additional leverage that CGBD, CSL III or, following the Mergers, the combined company may seek to incur in the future;

•	the adequacy of the cash resources and working capital of CGBD, CSL III or, following the Mergers, the combined company;

•	the timing of cash flows, if any, from the operations of the portfolio companies of CGBD, CSL III or, following the Mergers, the combined company; and

•	the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense and liability.

In addition, words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts,” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this joint proxy statement/information statement/prospectus involve risks and uncertainties. The actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” in Part I of each of CGBD’s Annual Report on Form 10-K (File No. 814-00995) for the fiscal year ended December 31, 2023 and CSL III’s Annual Report on Form 10-K (File No. 814-01410) for the fiscal year ended December 31, 2023 and in “Item 1A. Risk Factors” in Part II of each of CGBD’s Quarterly Reports on Form 10-Q (File No. 814-00995) for the quarter ended June 30, 2024 and CSL III’s Quarterly Reports on Form 10-Q (File No. 814-01410) for the quarter ended June 30, 2024, as such factors may be updated from time to time in their periodic filings with the SEC, and elsewhere contained or incorporated by reference in this joint proxy statement/information statement/prospectus.

Other factors that could cause actual results to differ materially include:

•	changes or potential disruptions in the operations of CGBD, CSL III or, following the Mergers, the combined company, the economy, financial markets or political environment;

•

risks associated with possible disruption in the operations of CGBD and CSL III or the economy generally due to terrorism, war or other geopolitical conflict (including the uncertainty surrounding Russia’s military invasion of Ukraine and the impact of geopolitical tensions in other regions such as the Middle East, and developing tensions between China and the United States);

•

future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in CGBD’s and CSL III’s operating areas, particularly with respect to BDCs or RICs; and

•	other considerations that may be disclosed from time to time in the publicly disseminated documents and filings of CGBD, CSL III or, following the Mergers, the combined company.

CGBD and CSL III have based the forward-looking statements included in this joint proxy statement/information statement/prospectus and documents incorporated by reference into this joint proxy statement/information statement/prospectus on information available to them on the applicable date of the relevant document, and they assume no obligation to update any such forward-looking statements. Although CGBD and CSL III undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that CGBD and CSL III in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This joint proxy statement/information statement/prospectus and documents incorporated by reference into this joint proxy statement/information statement/prospectus contain or may contain statistics and other data that have been obtained from or compiled from information made available by third-party service providers. Neither CGBD nor CSL III has independently verified such statistics or data.

CAPITALIZATION

The following table sets forth (1) CGBD’s and CSL III’s actual capitalization as of June 30, 2024 and (2) CGBD’s capitalization as adjusted to reflect the effects of the Mergers. You should read this table together with CGBD’s and CSL III’s consolidated financial statements incorporated by reference herein.

	As of June 30, 2024 (dollar amounts and share data in thousands, except per share data)
	Actual (unaudited)	Actual (unaudited)	Pro forma Adjustments (unaudited)(1)			Pro Forma (unaudited)
	CGBD	CSL III				CGBD
Cash, cash equivalents and restricted cash	$92,222	$37,631	($	[●])		$129,853
Debt less unamortized debt issuance costs and effective interest rate swap hedge	$911,230	$161,075				$1,072,305
Net assets	$910,817	$246,567				$1,157,384
Total capitalization	$1,822,047	$407,642				$2,229,689
Number of shares of common stock outstanding	50,794,941	11,587,705		17,209,682	(2)	68,004,623
NAV per common share	$16.95	$21.28				$17.02

(1)

CGBD expects to incur $[●] million in estimated transaction costs in connection with the Mergers, which will be capitalized for the purposes of the purchase price allocation and will be reflected in the premium to the price of the assets purchased. CSL III is expected to incur $[●] million in estimated transaction costs. This Pro forma adjustment is after giving effect to the cap of $5 million for merger-related expenses as further detailed within “Description of the Merger Agreement — Expense Reimbursement” in this joint proxy statement/information statement/prospectus.

(2)

This Pro forma adjustment reflects 14,259,829 shares of CGBD Common Stock issued to CSL III Shareholders based on the Exchange Ratio, as defined above, and the issuance of 2,949,853 CGBD Common Stock based on the terms of the Preferred Stock Exchange, assuming an exchange of CGBD Preferred Stock for CGBD Common Stock at CGBD’s June 30, 2024 NAV per share of $16.95.

THE CGBD SPECIAL MEETING

Date, Time and Place of the CGBD Special Meeting

The CGBD Special Meeting will be held virtually on [●], 202[●], at [●] [a.m.][p.m.], Eastern time, at the following website: www.virtualshareholdermeeting.com/[●]. This joint proxy statement/information statement/prospectus and the accompanying materials are being mailed on or about [●], 202[●] to stockholders of record of CGBD and are available at www.proxyvote.com.

Purpose of the CGBD Special Meeting

At the CGBD Special Meeting, CGBD Stockholders will be asked to approve the Merger Stock Issuance Proposal.

After careful consideration, on the recommendation of the CGBD Special Committee, comprised solely of certain independent directors of CGBD, the CGBD Board unanimously recommends that CGBD Stockholders vote “FOR” the Merger Stock Issuance Proposal.

Record Date

The CGBD Record Date is [●], 202[●]. The CGBD Record Date is established by the CGBD Board, and only holders of record of shares of CGBD Common Stock or CGBD Preferred Stock at the close of business on the CGBD Record Date are entitled to receive notice of the CGBD Special Meeting and vote at the CGBD Special Meeting. As of the CGBD Record Date, there were [●] shares of CGBD Common Stock and 2,000,000 shares of CGBD Preferred Stock outstanding. Each share of CGBD Capital Stock held by a holder of record as of the CGBD Record Date has one vote on each matter considered at the CGBD Special Meeting.

Quorum and Adjournments

For CGBD to conduct business at the CGBD Special Meeting, a quorum of CGBD Stockholders must be present. The presence at the CGBD Special Meeting, virtually or by proxy, of the holders of a majority of all the votes entitled to be cast, without regard to class, will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. The Merger Stock Issuance Proposal is a non-routine matter for CGBD. As a result, if a holder of CGBD Common Stock holds shares of CGBD Common Stock in “street name” through a broker, bank or other nominee, the broker, bank or nominee will not be permitted to exercise voting discretion with respect to the Merger Stock Issuance Proposal. Accordingly, there will not be any broker non-votes.

Pursuant to CGBD’s bylaws, the chair of the CGBD Special Meeting will have the power to adjourn the CGBD Special Meeting if a quorum is not present sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the CGBD Special Meeting.

Broker Non-Votes

Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the meeting.

The Merger Stock Issuance Proposal is a non-routine matter for CGBD. As a result, if a holder of CGBD Common Stock holds shares of CGBD Common Stock in “street name” through a broker, bank or other nominee, the broker, bank or nominee will not be permitted to exercise voting discretion with respect to the Merger Stock Issuance Proposal. Accordingly, there will not be any broker non-votes. Abstentions, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on the voting outcome of the Merger Stock Issuance Proposal.

Vote Required

Assuming a quorum is present, the affirmative vote of a majority of the votes is required for approval of the Merger Stock Issuance Proposal (i.e., the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal).

Voting of Management and CIM

On the CGBD Record Date, CGBD’s executive officers and directors owned and were entitled to vote approximately [●] shares of CGBD Common Stock and 2,000,000 shares of CGBD Preferred Stock, representing approximately [●]% of the outstanding shares of CGBD Capital Stock on the CGBD Record Date. None of CGBD’s executive officers or directors has entered into any voting agreement relating to the Mergers. CGBD’s executive officers and directors, CIM and certain affiliates intend to vote their shares of CGBD Common Stock “FOR” the approval of the Merger Stock Issuance Proposal.

Voting of Proxies

CGBD encourages CGBD Stockholders to vote their shares, either by voting at the CGBD Special Meeting or authorizing your proxy, which means that CGBD Stockholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with CGBD Stockholders’ instructions. If CGBD Stockholders execute a proxy without specifying their voting instructions, such CGBD Stockholders’ shares will be voted in accordance with the CGBD Board’s recommendation. If any other business is brought before the CGBD Special Meeting, CGBD Stockholders’ shares will be voted at the CGBD Board’s discretion unless CGBD Stockholders specifically state otherwise on their proxy.

A CGBD Stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	By Internet: www.proxyvote.com or scanning the QR Barcode on the enclosed proxy card.

•	By telephone: [●] to reach a toll-free, automated touchtone voting line, or [●] Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern time to reach a toll-free, live operator line.

•

By mail: You may also authorize your proxy by mail by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 11:59 p.m., Eastern time, on [●], 202[●].

Important notice regarding the availability of proxy materials for the CGBD Special Meeting. CGBD’s joint proxy statement/information statement/prospectus and the proxy card are available at www.proxyvote.com.

Revocability of Proxies

If you are a stockholder of record of CGBD, you can revoke your proxy as to CGBD at any time before it is exercised by: (i) delivering a written revocation notice prior to the CGBD Special Meeting to Carlyle Secured Lending, Inc., Attention: Joshua Lefkowitz, Secretary, One Vanderbilt Avenue, Suite 3400, New York, NY 10017; (ii) submitting a later-dated proxy card, a later-dated electronic vote via the website stated on the proxy card, or a later-dated vote using the toll-free telephone number stated on the proxy card; or (iii) voting at the CGBD Special Meeting. If you hold shares of CGBD Common Stock through a broker, bank or other nominee, you must follow the instructions received from the broker, bank or other nominee in order to revoke the voting instructions. Participating in the CGBD Special Meeting does not revoke a proxy unless you also vote at the CGBD Special Meeting.

Solicitation of Proxies

CGBD and CSL III will bear the cost of preparing, printing and mailing this joint proxy statement/information statement/prospectus and the accompanying Notice of Special Meeting of Stockholders of CGBD and proxy cards based on their respective numbers of stockholders. CGBD intends to use the services of Broadridge to aid in the distribution and collection of proxies for an estimated fee of approximately $171,000 plus pass through charges. CGBD will also reimburse Broadridge for its reasonable out-of-pocket expenses. No additional compensation will be paid to directors, officers or CGCIM or CSL III Advisor employees for such services. For more information regarding expenses related to the Mergers, see “Questions and Answers about the Mergers — Who is responsible for paying the expenses relating to completing the Mergers?”

Appraisal Rights

CGBD Stockholders do not have the right to exercise appraisal rights with respect to any matter to be voted upon at the CGBD Special Meeting. To the extent that a CGBD Stockholder objects to the Merger Stock Issuance Proposal, such CGBD Stockholder will not have the right to have a court judicially determine (and the CGBD Stockholder will not receive) the fair value for its shares of CGBD Common Stock under the provisions of Maryland law governing appraisal rights.

THE MERGERS

The discussion in this joint proxy statement/information statement/prospectus, which includes the material terms of the Mergers and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement, a copy of which is attached as Annex A to this joint proxy statement/information statement/prospectus.

General Description of the Mergers

Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into CSL III. CSL III will be the surviving company and will continue its existence as a statutory trust under the laws of the State of Delaware and a direct, wholly-owned subsidiary of CGBD. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the effectiveness of the First Merger, CSL III will merge with and into CGBD, with CGBD as the surviving entity in the Second Merger and will continue its existence as a corporation under the laws of the State of Maryland. As of the Second Effective Time, the separate trust existence of CSL III will cease. Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each CSL III Common Share issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares) will be converted into the right to receive a number of shares of CGBD Common Stock equal to the Exchange Ratio, plus any cash (without interest) in lieu of fractional shares of CGBD Common Stock.

Background of the Mergers

In connection with the private offering of CSL III Common Shares, CSL III disclosed to investors that if CSL III has not completed a Liquidity Event (as defined below) by the five-year anniversary of the end of the Drawdown Period (as defined below), as may be extended by the CSL III Board, in its discretion, by up to an additional one-year period and as may be further extended thereafter, CSL III will use commercially reasonable efforts to wind down, sell and/or liquidate and dissolve CSL III in an orderly manner. The Drawdown Period will continue until the earlier of (a) the second anniversary of the Final Closing Date, subject to extension by the CSL III Board in its discretion by up to one additional one-year period, and (b) the consummation of a Liquidity Event (the “Drawdown Period”). “Liquidity Event” was defined as (i) a quotation or listing of CSL III’s securities on a stock exchange, including through an initial public offering, (ii) a transaction or series of transactions, including, but not limited to, by way of merger, consolidation, share exchange (including by way of an optional exchange of CSL III Common Shares for shares of a publicly traded BDC), recapitalization, reorganization, or sale of securities, in each case for consideration of either cash and/or publicly listed securities, or (iii) the sale of all or substantially all of CSL III’s assets to, or other liquidity event with, another entity (it being understood that potential acquirers for purposes of clauses (ii) and (iii) could include counterparties, including but not limited to other BDCs, that are advised by the CSL III Advisor or its affiliates). CSL III refers collectively to a Liquidity Event and the wind down and/or liquidation and dissolution of CSL III, subject to its right to engage in certain runoff activities, as the “Liquidity Alternatives.”

The CGBD Board and the CSL III Board regularly review and assess the business and operations of CGBD and CSL III, respectively, with the goal of increasing the CGBD Stockholder value and CSL III Shareholder value, respectively. In furtherance thereof, each board regularly independently considers a broad range of business opportunities and strategic alternatives available to it, including whether or not to engage in a strategic transaction. In the course of considering various strategic possibilities, the CGBD Board and the CSL III Board from time to time considered, among other possibilities, a potential merger whereby CSL III would ultimately combine with CGBD (a “Potential Transaction”).

On November 2, 2023, the CGBD Board and the CSL III Board held a joint regular quarterly video meeting, with representatives of CGCIM and CSL III Advisor also in attendance. In addition to discussing matters in the ordinary course, the representatives of CGCIM and CSL III Advisor discussed with the Independent Directors and the Independent Trustees potential Liquidity Events for CSL III, including a Potential Transaction, and the potential treatment of the CGBD Preferred Stock.

On November 9, 2023, the CGBD Board and the CSL III Board held a joint video conference, with representatives of CGCIM, CSL III Advisor, Sullivan & Cromwell LLP (“S&C”), counsel to Carlyle, CGBD and CSL III, and Sidley Austin LLP (“Sidley”), counsel to the Independent Directors and the Independent Trustees, also in attendance. Representatives of CGCIM and CSL III Advisor discussed potential Liquidity Events for CSL III, including a Potential Transaction. The directors of CGBD and the trustees of CSL III discussed the conflicts of interest associated with a Potential Transaction, including among others, that CGBD and CSL III were affiliated parties and that the same four Independent Directors or Independent Trustees, as applicable, serve on the CGBD Board and the CSL III Board. The Independent Directors and the Independent Trustees also discussed the appropriate board process at each of CGBD and CSL III in light of conflicts of interest. As part of this discussion, representatives of S&C and Sidley discussed the possibility of each of CGBD and CSL III forming a special committee composed of two Independent Directors or two Independent Trustees, as applicable, and the potential benefits and limitations of such a process. After further discussion, the Independent Directors and the Independent Trustees requested that S&C and Sidley discuss the potential steps that could be taken to address and help mitigate the conflicts of interest associated with a Potential Transaction.

On December 7, 2023, representatives of S&C and Sidley held a video conference to discuss a potential process in which each of the CGBD Board and the CSL III Board would establish a special committee, each consisting of two different Independent Directors and Independent Trustees, each of which would be authorized to, among other things, evaluate a Potential Transaction, retain its own independent counsel and financial advisor to assist it in evaluating and negotiating any Potential Transaction, negotiate with the other special committee and make recommendations to the full CGBD Board and CSL III Board, as applicable. It was noted that a Potential Transaction would require the recommendation and approval of each special committee in addition to approval by the CGBD Board and the CSL III Board.

On December 11, 2023, the CGBD Board and the CSL III Board held a joint video conference meeting to interview representatives of three investment banking firms as candidates to act as potential financial advisors in connection with potential Liquidity Events for CSL III, including a Potential Transaction.

On December 14, 2023, the CGBD Board and the CSL III Board held a joint video conference meeting, with representatives of S&C and Sidley also in attendance. At the meeting, representatives of the CGBD Board, the CSL III Board, S&C and Sidley discussed the prudence of establishing special committees of the CGBD Board and the CSL III Board in connection with considering potential Liquidity Events and the process for doing so. It was noted that each special committee would have the ability to say “no” to a Potential Transaction, and that no Potential Transaction could proceed without the recommendation and approval of each special committee.

On December 21, 2023, the CGBD Board and the CSL III Board held a telephonic and video joint special meeting, with representatives of CGCIM, CSL III Advisor, S&C, Sidley and State Street Bank & Trust, the sub-administrator of each of CGBD and CSL III, also in attendance. After discussion with Sidley and S&C, the CGBD Board determined to form a special committee comprised solely of two Independent Directors (the “CGBD Special Committee”) in order to review and consider a Potential Transaction from CGBD’s perspective, and make recommendations to the full CGBD Board, with respect to a Potential Transaction, and the CSL III Board determined to form a special committee comprised solely of two Independent Trustees (the “CSL III Special Committee”) in order to review and consider potential Liquidity Events from CSL III’s perspective, to negotiate terms, and to make recommendations to the full CSL III Board, with respect to potential Liquidity Events, including a Potential Transaction.

The CGBD Board then established the CGBD Special Committee and authorized it to, among other things: (1) solicit or make expressions of interest or other proposals for a Potential Transaction as the CGBD Special

Committee deems appropriate; (2) establish, approve, modify, monitor and direct the process and procedures related to the review, evaluation and negotiation of a Potential Transaction; (3) review and make such investigation of a Potential Transaction as the CGBD Special Committee deems appropriate; (4) evaluate the terms and conditions of a Potential Transaction; (5) contact and negotiate with CSL III or its representatives regarding any element of a Potential Transaction, including the transaction structure, price, terms and conditions (including the terms and conditions of any definitive agreements with respect to a Potential Transaction); (6) in the event a Potential Transaction involves stock consideration, investigate the appropriate relative valuations of CGBD, CSL III or any third party, as applicable; (7) to the extent the CGBD Special Committee deems it appropriate, report to the full CGBD Board its recommendations and conclusions with respect to a Potential Transaction, including a recommendation and determination as to whether a Potential Transaction is advisable and in the best interests of the stockholders of CGBD and should be approved or rejected by the full CGBD Board; (8) in connection with its recommendation to the full CGBD Board, communicate (including, but not limited to, communications with stockholders, management, advisors and representatives of CGBD) regarding a Potential Transaction; (9) following the execution of any agreements relating to a Potential Transaction, if any, take any other actions contemplated by such agreements to be taken by the CGBD Special Committee; (10) to the fullest extent permitted by Maryland law, as amended from time to time, exercise any other power or authority that may be otherwise exercised by the CGBD Board that the CGBD Special Committee may determine to be necessary or advisable to carry out and fulfill its duties and responsibilities; and (11) determine to elect not to pursue a Potential Transaction.

The CSL III Board then established the CSL III Special Committee and authorized it to, among other things: (1) solicit or make expressions of interest or other proposals for a Potential Transaction or any alternative transaction(s) as the CSL III Special Committee deems appropriate; (2) establish, approve, modify, monitor and direct the process and procedures related to the review, evaluation and negotiation of a Potential Transaction or any alternative transaction(s); (3) review and make such investigation of a Potential Transaction or any alternative transaction(s) as the CSL III Special Committee deems appropriate; (4) evaluate the terms and conditions of a Potential Transaction or any alternative transaction(s); (5) contact and negotiate with CGBD or its representatives regarding any element of a Potential Transaction, including the transaction structure, price, terms and conditions (including the terms and conditions of any definitive agreements with respect to a Potential Transaction); (6) contact and negotiate with third parties and their representatives (including potential investors, lenders and other parties) regarding any element of any alternative transaction(s), as applicable; (7) in the event a Potential Transaction or any alternative transaction(s) involves stock consideration, investigate the appropriate relative valuations of CSL III, CGBD or any third party, as applicable; (8) to the extent the CSL III Special Committee deems it appropriate, report to the full CSL III Board its recommendations and conclusions with respect to a Potential Transaction or any alternative transaction(s), including a recommendation and determination as to whether a Potential Transaction or any alternative transaction(s) is advisable and in the best interests of the shareholders of CSL III and should be approved or rejected by the full CSL III Board; (9) in connection with its recommendation to the full CSL III Board, communicate (including, but not limited to, communications with shareholders, management, advisors and representatives of CSL III) regarding a Potential Transaction or any alternative transaction(s); (10) following the execution of any agreements relating to a Potential Transaction or any alternative transaction(s), if any, take any other actions contemplated by such agreements to be taken by the CSL III Special Committee, including to take (or determine not to take) actions with respect to any alternative transaction(s) or any intervening event; (11) to the fullest extent permitted by Delaware law, as amended from time to time, exercise any other power or authority that may be otherwise exercised by the CSL III Board that the CSL III Special Committee may determine to be necessary or advisable to carry out and fulfill its duties and responsibilities; and (12) determine to elect not to pursue a Potential Transaction or any alternative transaction(s).

The CGBD Board resolved that it would not approve a Potential Transaction with CSL III without the prior favorable recommendation of the CGBD Special Committee. The CSL III Board also resolved that it would not approve a Potential Transaction with CGBD without the prior favorable recommendation of the CSL III Special Committee. Also, each of the CGBD Board and the CSL III Board authorized and empowered the CGBD Special

Committee and the CSL III Special Committee, respectively, to retain independent counsel, its own outside financial advisor and such other advisors and agents as the CGBD Special Committee or the CSL III Special Committee, as applicable, deemed necessary or advisable, and to provide such advisors and agents with such information as may be necessary or advisable for such advisors and agents to properly advise the CGBD Special Committee or the CSL III Special Committee, as applicable.

Also on December 21, 2023, the CGBD Special Committee held a video conference meeting at which representatives of Sidley were present. At the meeting, the CGBD Special Committee discussed organizational matters and process, including the process of selecting a financial advisor to assist it in evaluating a Potential Transaction. The CGBD Special Committee also discussed the desired skill set for its financial advisor and the importance of the independence of the financial advisor, and reviewed the qualifications, experience and conflicts of interest profiles of the three investment banking firms that had been interviewed by the CGBD Independent Directors and the CSL III Independent Trustees. The CGBD Special Committee considered several potential financial advisors, including those suggested by CGCIM, and discussed the experience and reputation of each. Following a discussion of Sidley’s independence and qualifications, the CGBD Special Committee retained Sidley as independent counsel. The CGBD Special Committee instructed its independent counsel to ask CGCIM to schedule additional interviews with the three prospective financial advisors.

On December 22, 2023, the Independent Directors of CGBD and the Independent Trustees of CSL III held a joint video conference meeting of the CGBD Board and the CSL III Board, with representatives of S&C and Sidley also in attendance. The Independent Directors and the Independent Trustees discussed organizational matters and reviewed and confirmed the disinterestedness and independence of each of the Independent Directors and the Independent Trustees for purposes of service on the special committees formed by CGBD and CSL III, respectively. As part of this discussion, the Independent Directors and the Independent Trustees, with guidance from independent counsel, discussed facts relating to each director and trustee that could impact the disinterestedness or independence of such director or trustee.

The Independent Directors and the Independent Trustees determined that each Independent Director and Independent Trustee was sufficiently independent from each of CGBD, CSL III, CGCIM and CSL III Advisor and disinterested with respect to the matters to be considered by each committee to be able to serve on one of the special committees. The Independent Directors and the Independent Trustees discussed the potential conflicts of interest of the investment advisers of each of CGBD and CSL III relating to the work of the special committees, the manner in which the respective investment advisers should interact with the members of each special committee and the financial advisors to be retained by each special committee, and more generally the nature of the information to be received and evaluated by each special committee.

The Independent Directors and the Independent Trustees determined that each special committee’s financial advisor should not have communications with CGCIM or the CSL III Advisor, as the case may be, unless authorized by the applicable special committee. The Independent Directors and the Independent Trustees discussed their preferences for potential financial advisors, subject to further review of information about their independence and fee proposals.

The Independent Directors and the Independent Trustees also discussed the potential treatment of the CGBD Preferred Stock in connection with a Potential Transaction and potential conflicts that would arise in connection with determining such treatment because such CGBD Preferred Stock is held by CIM, the parent of CGCIM. It was noted that CGBD Preferred Stock has a liquidation preference of $25.00 per share plus any accumulated but unpaid dividends, and that dividends are payable on a quarterly basis in an initial amount equal to 7.00% per annum of the liquidation preference per share, payable in cash, or at CGBD’s option, 9.00% per annum of the liquidation preference payable in additional shares of CGBD Preferred Stock. After May 5, 2027, the dividend rate will increase annually, in each case by 1.00% per annum. It was also noted that the CGBD Preferred Stock is convertible into shares of CGBD Common Stock pursuant to its terms at a conversion price of approximately $8.98 per share, and that the NAV per share of CGBD Common Stock was approximately $16.86 as of

September 30, 2023. The Independent Directors of CGBD requested CGCIM provide to the Independent Directors of CGBD for their consideration a specific proposal with respect to the treatment of the CGBD Preferred Stock that would be acceptable to CGCIM and CIM.

Over the following weeks, the Independent Directors of CGBD and the Independent Trustees of CSL III had numerous informal conversations with CGCIM about the potential treatment of the CGBD Preferred Stock in a Potential Transaction.

During that time, the CSL III Special Committee selected certain nationally recognized investment banks to interview for the role of financial advisor to the CSL III Special Committee, in connection with the CSL III Special Committee’s evaluation of potential Liquidity Events, including a Potential Transaction, and directed CSL III Advisor to coordinate on the scheduling of interviews.

On February 20, 2024, the Independent Directors of CGBD and the Independent Trustees of CSL III met to discuss the potential treatment of the CGBD Preferred Stock.

On April 5, 2024, the CGBD Board and the CSL III Board held a joint video conference meeting, with representatives of S&C, Sidley, CGCIM and in-house counsel for CGCIM also in attendance. Representatives of CGCIM discussed a range of possible terms for a Potential Transaction. As part of that discussion, and in response to questions from the Independent Directors and the Independent Trustees, CGCIM’s representatives discussed the potential treatment of the CGBD Preferred Stock and the timing of a proposal that would be acceptable to CGCIM and CIM.

On June 6, 2024, the CGBD Board and the CSL III Board held a joint video conference meeting at which representatives of CGCIM, S&C and Sidley were present. At the meeting, representatives of CGCIM provided an update on the proposed treatment of the CGBD Preferred Stock in connection with the Potential Transaction that would, among other things, limit the dilution associated with the issuance of CGBD Common Stock in exchange for the CGBD Preferred Stock (the “CGBD Preferred Stock Proposal”). The Independent Directors and Independent Trustees of the CGBD Board and the CSL III Board, respectively, then discussed the process and timeline for each of the CGBD Special Committee and the CSL III Special Committee to evaluate and negotiate a Potential Transaction and make a recommendation to the applicable full boards. It was noted that the CGBD Special Committee had retained Sidley as its legal counsel, the CSL III Special Committee was in the process of retaining Sullivan & Worcester LLP (“S&W”) as its legal counsel, and that S&C was representing CGBD, CSL III and CGCIM in connection with the consideration of the Potential Transaction.

On June 12, 2024, the CGBD Special Committee held a video conference meeting, with representatives of CGCIM, S&C and Sidley also in attendance. At the meeting, the CGBD Special Committee discussed a Potential Transaction, and the process by which the CGBD Special Committee would evaluate and potentially pursue such a transaction. As part of this discussion, the CGBD Special Committee discussed potential candidates to serve as its financial advisor, including several candidates recommended by CGCIM. After further consideration, the CGBD Special Committee decided not to retain any of the financial advisors originally considered in December 2023 due to, among other reasons, costs and potential conflicts. After consultation with CGCIM and Sidley, the CGBD Special Committee determined to interview representatives of Raymond James. The CGBD Special Committee also discussed diligence information to be provided to the CGBD Special Committee and its advisors by CGCIM and potential treatment of the CGBD Preferred Stock.

On June 19, 2024, the CGBD Special Committee held a video conference meeting, with representatives of Sidley present. At the meeting, the CGBD Special Committee discussed potential benefits and risks to CGBD and CGBD Stockholders of a Potential Transaction, including a larger asset base and the potential for access to more favorable financing and the potential for increased liquidity. In addition, the CGBD Special Committee continued its discussion about the CGBD Preferred Stock Proposal. The CGBD Special Committee then discussed potential benefits and risks to CGBD and the CGBD Stockholders of the CGBD Preferred Stock

Proposal, including the elimination of the “overhang” associated with the CGBD Preferred Stock and the dilution that would be avoided by the CGBD Preferred Stock Proposal relative to a conversion of the CGBD Preferred Stock pursuant to its terms.

The CGBD Special Committee also discussed how to evaluate the potential dilution to net investment income, including for purposes of Rule 17a-8 under the Investment Company Act, that could result from a Potential Transaction and the potential impact of certain approaches regarding the CGBD Preferred Stock on such analysis and reviewed related information and data. The CGBD Special Committee then discussed the potential engagement of Raymond James to assist the CGBD Special Committee in its evaluation of a Potential Transaction.

On June 19, 2024, the CGBD Special Committee held a second video conference meeting, with representatives of CGCIM, S&C and Sidley present. At the meeting, the CGBD Special Committee interviewed Raymond James to serve as the CGBD Special Committee’s financial advisor. The CGBD Special Committee discussed various matters with the representatives of Raymond James, including the qualifications and independence of Raymond James, and the scope and terms of an engagement, including those with respect to fees.

After further discussion, the CGBD Special Committee approved the engagement of Raymond James as its financial advisor, subject to confirmation that any actual or potential conflicts would not adversely affect Raymond James’ ability to provide independent financial advice. In determining to engage Raymond James as its financial advisor, the CGBD Special Committee considered, among other factors, Raymond James’ experience, qualifications and role as financial advisor to other special committees evaluating affiliated BDC mergers. The CGBD Special Committee then discussed various considerations relating to a Potential Transaction, including a discussion of the potential key terms of such a transaction and the potential benefits and challenges from the perspective of CGBD and CGBD Stockholders who are not affiliated with CGBD or CGCIM. The CGBD Special Committee also discussed the CGBD Preferred Stock Proposal, including the potential advantages and disadvantages related thereto.

Later on June 19, 2024, the CGBD Special Committee held a third video conference meeting at which representatives of Sidley were present. The CGBD Special Committee continued its discussion of considerations relating to a Potential Transaction, including the potential dilution to net investment income per share that could result from the merger and certain approaches regarding the CGBD Preferred Stock. The CGBD Special Committee requested that Raymond James and CGCIM provide further analysis of the potential dilution, including detailed information regarding the key assumptions in such analysis. The CGBD Special Committee also requested that Raymond James provide additional analysis regarding the CGBD Preferred Stock and CGCIM provide information to evaluate potential accretion or dilution of NAV per share and net investment income per share that could result from a Potential Transaction and certain approaches regarding the CGBD Preferred Stock.

On June 19, 2024, the CSL III Special Committee engaged KBW to act as financial advisor to the CSL III Special Committee in connection with the Mergers. In determining to engage KBW as its financial advisor, the CSL III Special Committee considered, among other factors, KBW’s experience, qualifications and role as financial advisor to other special committees in connection with completed and publicly announced affiliated BDC mergers.

On June 21, 2024, the CSL III Special Committee engaged S&W to represent the CSL III Special Committee in its evaluation and negotiation of a Potential Transaction.

Also on June 21, 2024, the CSL III Special Committee held a video conference meeting at which representatives of Carlyle, S&C, KBW and S&W were present. Representatives of Carlyle discussed the Mergers, noting some of the notable features and potential terms of the Mergers, including the proposed treatment of the CGBD Preferred Stock and the intent of CGCIM and CSL III Advisor to pay certain costs associated with the Mergers up to an aggregate amount equal to $5 million in certain circumstances. Representatives of KBW and S&W reviewed with the CSL III Special Committee a potential process for evaluating the Mergers. Representatives of Carlyle and S&C then left the meeting, and the CSL III Special Committee met with representatives of KBW and S&W. The CSL III Special Committee discussed with the representatives of KBW and S&W the general process to be followed, the proposed timeline and the duties and responsibilities of the members of the CSL III Special Committee. The CSL III Special Committee also elected a Chair of the CSL III Special Committee and approved the compensation to be paid to the members of the CSL III Special Committee. Subsequently, the CGBD Special Committee approved the compensation to be paid to the members of the CGBD Special Committee.

On June 23, 2024, the CGBD Special Committee held a video conference at which representatives of Sidley were present. At the meeting, the CGBD Special Committee discussed considerations relating to the treatment of the CGBD Preferred Stock in connection with the Mergers, including the terms and potential impact of certain approaches related thereto and the analysis provided by each of Raymond James and CGCIM regarding the potential dilution that could result from the alternative treatments. In addition, the CGBD Special Committee discussed the advisability of seeking a lock-up on the CGBD Common Stock that would be issued to CIM pursuant to the CGBD Preferred Stock Proposal. The CGBD Special Committee then discussed potential additional information and analysis that could be considered by the CGBD Special Committee, and requested that CGCIM prepare additional analysis for the CGBD Special Committee’s consideration.

On June 24, 2024, the CGBD Special Committee held a video conference meeting at which representatives of Raymond James and Sidley were in attendance. At the meeting, representatives of Raymond James reviewed and discussed their preliminary financial analysis of the Mergers, and the potential advantages and disadvantages of certain approaches regarding the CGBD Preferred Stock.

On June 25, 2024, the CGBD Special Committee held a video conference meeting at which representatives of Raymond James and Sidley were in attendance. At the meeting, the CGBD Special Committee discussed considerations relating to the treatment of the CGBD Preferred Stock in the Mergers, including a discussion of Raymond James’ analysis of the potential dilutive effects of the CGBD Preferred Stock Proposal, which analysis had been updated in response to questions and comments from the CGBD Special Committee. After the representatives of Raymond James left the meeting, the CGBD Special Committee continued its discussion of the potential treatment of the CGBD Preferred Stock, including a discussion of the key assumptions used in the Raymond James analysis, which were based on CGCIM’s assumptions, including CGCIM’s assessment of expected market conditions, and potential ways to avoid dilution of CGBD’s net investment income per share in the Mergers. The CGBD Special Committee determined to schedule a meeting with representatives of CGCIM to discuss CGCIM’s assumptions used in its analysis.

On June 26, 2024, the CGBD Special Committee held a video conference at which representatives of Sidley, S&C and CGCIM were present. At the meeting, the CGBD Special Committee discussed the assumptions used in preparing financial projections of the pro forma effect of the CGBD Preferred Stock Proposal and the Mergers, and reviewed the analysis provided by Raymond James. Representatives of CGCIM discussed the basis of their projections and assumptions and explained why they believed they were reasonable. The CGBD Special Committee provided feedback to CGCIM on the projections and directed Raymond James and CGCIM to further discuss the assumptions used in CGCIM’s projections.

Also on June 26, 2024, S&C circulated an initial draft of the Merger Agreement to Carlyle.

On June 28, 2024, the CGBD Special Committee held a video conference at which representatives of Raymond James and Sidley were present. At the meeting, the CGBD Special Committee discussed CGCIM’s updated projections, including a discussion of the key assumptions in the updated projections, the reasonableness of the updated projections and the potential impact of the Mergers and the CGBD Preferred Stock Proposal on

CGBD and its shareholders who are not affiliated with CGBD or CGCIM. Following this discussion, the CGBD Special Committee determined to further engage with CGCIM on certain assumptions used in the projections.

On June 29, 2024, Carlyle provided comments on the draft Merger Agreement to S&C.

On July 1, 2024, Carlyle provided additional comments on the draft Merger Agreement during a call with representatives of S&C.

Also on July 1, 2024, the CGBD Special Committee held a video conference meeting at which representatives of CGCIM, S&C and Sidley were present. At the meeting, the CGBD Special Committee discussed the supplemental analysis prepared by CGCIM, at the request of the CGBD Special Committee regarding, among other things, the accounting treatment of the CGBD Preferred Stock in the Mergers, an analysis of CSL III’s liabilities and undistributed income and an analysis of potential expense savings resulting from the Mergers. In addition, the CGBD Special Committee discussed the key terms of the Mergers, accounting considerations relating to the CGBD Preferred Stock Proposal, synergies of the Mergers, CGBD and CSL III expenses, CSL III liabilities and undistributed income and plans for CSL III liabilities and undistributed income. CGCIM’s representatives discussed CGCIM’s strategy with respect to generating net investment income in a combined company, including plans to match the leverage in CSL III relative to CGBD and increase investments through the consummation of the Mergers. The CGBD Special Committee considered CGCIM’s projections and the potential effect of the CGBD Preferred Stock Proposal. Representatives of CGCIM answered questions from the CGBD Special Committee regarding the projections and assumptions and the CGBD Special Committee requested that CGCIM prepare an analysis of a pro forma combined portfolio showing potential asset growth and net investment income over the coming three quarters, taking into consideration the synergies and additional advisory fees that CGCIM would earn over time. The CGBD Special Committee also discussed the tax consequences to shareholders of the Mergers and the anticipated amount of advisory fees that the combined company would pay to CGCIM.

On July 3, 2024, S&C circulated a revised draft of the Merger Agreement, which reflected the comments of Carlyle, to Carlyle, Sidley and S&W. Also on July 3, 2024, representatives of S&C and Richards, Layton & Finger, P.A. (“RLF”), Delaware counsel to CSL III, exchanged correspondence regarding certain structural and voting considerations in connection with the Mergers.

Also on July 3, 2024, the CSL III Special Committee held a video conference meeting at which representatives of Carlyle, S&C, KBW and S&W were present. Representatives of Carlyle provided an update on the status of the actions being taken related to the Mergers and reviewed the items that required further discussion. Representatives of Carlyle, S&C and S&W then discussed whether submitting the Mergers to a vote of the CSL III Shareholders was required and certain related considerations. The CSL III Special Committee also discussed certain aspects of the Mergers, including, among other topics, the proposed treatment of the CGBD Preferred Stock. Representatives of Carlyle and S&C then left the meeting, and the CSL III Special Committee engaged in discussion with representatives of KBW and S&W.

On July 8, 2024, the CGBD Special Committee held a video conference meeting, with representatives of CGCIM, Raymond James, S&C and Sidley also in attendance. At the meeting, the CGBD Special Committee discussed CGCIM’s analysis of the pro forma anticipated investment plans, assuming a closing of the Mergers by the end of the first quarter of 2025, and CSL III’s projected equity at the anticipated close of the Mergers. The CGBD Special Committee discussed with representatives of CGCIM potential changes to certain proposed key transaction terms.

On July 10, 2024, the CGBD Special Committee held a video conference meeting at which representatives of CGCIM, Raymond James, S&C and Sidley were present. At the meeting, the CGBD Special Committee discussed an analysis of BDC market conditions prepared by Raymond James in response to an earlier request by the CGBD Special Committee. The CGBD Special Committee further discussed financial projections and assumptions with respect to net investment income.

On July 11, 2024, S&W provided comments on the draft Merger Agreement to S&C.

On July 12, 2024, S&C circulated a draft of the Merger Agreement to RLF, which reflected comments from S&W. Also on July 12, 2024, representatives of S&C and Sidley had a telephone call to discuss the draft Merger Agreement.

On July 15, 2024, the CGBD Special Committee held a video conference meeting at which representatives of CGCIM, Raymond James, S&C and Sidley were also in attendance. At the meeting, the CGBD Special Committee discussed financial projections relating to the Mergers and the assumptions used in those projections. The CGBD Special Committee determined to request a lock-up of the CGBD Common Stock to be issued to CSL III Shareholders in the Mergers and a lock-up of the shares of CGBD Common Stock to be issued to CIM pursuant to the CGBD Preferred Stock Proposal. The CGBD Special Committee then discussed the terms of the proposed Exchange Ratio that would apply to the shares of CGBD Common Stock to be issued upon the closing of the Mergers.

Later on July 15, 2024, the CGBD Special Committee held a second video conference meeting, with representatives of Sidley present. At the meeting, the CGBD Special Committee discussed the factors that it should consider in order to conclude that CGBD’s existing stockholders will not be diluted as a result of the Mergers. The CGBD Special Committee discussed certain open items in the Merger Agreement to be negotiated, including among other things, the proposed Exchange Ratio and the proposed lock-ups that would apply to shares issued to CSL III Shareholders in the Mergers and to CIM pursuant to the CGBD Preferred Stock Proposal.

Following this meeting, on July 15, 2024, Sidley delivered comments on the draft Merger Agreement to S&C.

On July 16, 2024, the CGBD Special Committee held a video conference meeting, with representatives of Raymond James and Sidley also in attendance. At the meeting, the CGBD Special Committee discussed financial projections and the underlying assumptions, including pro forma investment income and expenses for a combined company, estimates of pro forma net investment income per share and NAV per share, and pro forma shares outstanding. The CGBD Special Committee also reviewed with Sidley the key provisions of the draft of the Merger Agreement and discussed open items remaining to be negotiated with the CSL III Special Committee.

Also on July 16, 2024, RLF provided comments on the draft Merger Agreement to S&C. Also on July 16, 2024, representatives of S&C and Sidley had a telephone call to discuss the draft Merger Agreement.

On July 17, 2024, Carlyle provided comments on the draft Merger Agreement during a call with representatives of S&C.

Also on July 17, 2024, the CGBD Special Committee held a video conference meeting at which representatives of CGCIM, Raymond James, S&C and Sidley were in attendance. At the meeting, the CGBD Special Committee discussed its conclusions with respect to proposed lock-ups, the CGBD Preferred Stock Proposal, the Mergers and the proposed Exchange Ratio. It was noted that the CGBD Common Stock had recently been trading at a premium to its NAV, with the result that a stock-for-stock merger between CGBD and CSL III completed at an exchange ratio based on each party’s NAV would result in CSL III Shareholders receiving a premium relative to CSL III’s NAV per share to the extent CGBD Common Stock continued to trade at a premium to its NAV. The CGBD Special Committee discussed mechanisms pursuant to which a NAV for NAV exchange ratio could be modified in light of any premium in the trading price of CGBD Common Stock relative to its NAV per share. Specifically, the CGBD Special Committee considered a construct under which, if the trading price of the CGBD Common Stock on the date of determination of the exchange ratio: (i) equals or is less than its NAV per share, the Mergers would be conducted as a NAV-for-NAV exchange; and (ii) is greater than its NAV per share but less than a specified multiple of such NAV, CGBD and CSL III would split, in agreed upon proportions, the CGBD price to NAV premium, until a specified multiple, with all premium thereafter retained by CGBD. It was noted that the specified multiple and any premium split would be items for negotiation with the CSL III Special Committee. The CGBD Special Committee then discussed formulations of the exchange ratio that would take into consideration potential sharing with CSL III of the benefits of any premium in the trading price of CGBD Common Stock relative to its NAV up to a certain cap. The CGBD Special Committee considered precedents of other similar transactions.

On July 18, 2024, S&C circulated a revised draft of the Merger Agreement, which reflected comments from Carlyle, S&W, Sidley and RLF, to Carlyle and RLF. Also on July 18, 2024, representatives of S&C and RLF exchanged correspondence regarding a proposal by the CGBD Special Committee for certain lock-up restrictions to be applied to the shares of CGBD Common Stock to be received in connection with the Mergers.

On July 18, 2024, the CSL III Special Committee held a video conference meeting at which representatives of Carlyle, S&C, KBW and S&W were present. Representatives of Carlyle provided an update on the status of the actions being taken related to the Mergers, noting that a revised draft of the Merger Agreement would be circulated to the parties in the next few days. There was then a discussion of certain open items related to the Mergers, including whether CSL III Shareholders would be subject to certain lock-up restrictions to be applied to the shares of CGBD Common Stock to be received in connection with the Mergers and the formula that would be used to determine the amount of shares of CGBD Common Stock that CSL III Shareholders would receive in exchange for their CSL III Common Shares. It was noted that CIM, as the holder of record of CGBD Preferred Stock, had agreed to a lock-up on the shares of CGBD Common Stock it would receive as a result of the CGBD Preferred Stock Proposal. The CSL III Special Committee then asked questions of Carlyle, S&C and S&W regarding the terms of the proposed lock-up for the CSL III Shareholders. The CSL III Special Committee expressed its reluctance to agree to lock-up restrictions on CSL III Shareholders. Thereafter, representatives of KBW reviewed publicly available information regarding the formula that had been used to calculate the exchange ratio in a recently completed affiliated BDC acquisition transaction, noting that KBW had acted as a financial advisor in that transaction, and the CSL III Special Committee then asked questions of the representatives of KBW. The CSL III Special Committee discussed with representatives of KBW whether or not a cap in the formula to be used to calculate the Exchange Ratio should be included. Following a discussion of next steps with respect to the Mergers, representatives of Carlyle and S&C left the meeting, and the CSL III Special Committee engaged in discussion with representatives of KBW and S&W. After further discussion of the potential lock-up agreement and the formula for calculating the Exchange Ratio, the CSL III Special Committee instructed KBW to convey to Raymond James the CSL III Special Committee’s determination to reject the lock-up proposal and engage in discussions regarding the proposed threshold for the cap in the formula for the Exchange Ratio.

On July 19, 2024, the CGBD Special Committee held a video conference meeting at which representatives of Raymond James and Sidley were present. Representatives of Raymond James described a counterproposal from CGCIM to establish a staggered lock-up period relating to the CGBD Common Stock to be issued to CIM pursuant to the CGBD Preferred Stock Proposal. After discussion, the CGBD Special Committee concluded that this counterproposal was acceptable. Representatives of Raymond James further reported that they were informed by representatives of KBW that the CSL III Special Committee had rejected the proposal for a lock-up on the CGBD Common Stock to be issued to the CSL III Shareholders in the Mergers, and that the CSL III Special Committee had rejected the proposed Exchange Ratio and discussed potential alternatives. The CGBD Special Committee discussed the merits of the CSL III Special Committee’s rejection of the lock-up and how it would respond to this issue and other outstanding issues, including the calculation of the Exchange Ratio.

On July 19, 2024 and July 20, 2024, Carlyle provided comments on the draft Merger Agreement to S&C.

On July 20, 2024, S&C circulated a revised draft of the Merger Agreement, which reflected comments from Carlyle, to Carlyle, Sidley and S&W.

On July 23, 2024, the CSL III Special Committee held a video conference meeting at which representatives of Carlyle, S&C, KBW and S&W were present. Representatives of Carlyle reviewed their presentation on certain material terms of the Mergers, including, among other topics, Carlyle’s rationale for recommending the Mergers, the proposed structure of the Mergers, the potential benefits of the Mergers to CGBD and CSL III and potential strategic alternatives to the Mergers. Representatives of KBW indicated that, following the discussions with Raymond James at the request of the CSL III Special Committee, the CGBD Special Committee had agreed to a cap of 1.10x in the formula for calculating the Exchange Ratio and to withdraw its request to subject the shares of CGBD Common Stock that CSL III Shareholders would receive in connection with the Mergers to certain lock-up restrictions. Representatives of Carlyle and S&C then left the meeting, and the CSL III Special Committee engaged in discussion with representatives of KBW and S&W. Following further discussion, the CSL III Special Committee instructed KBW and S&W to convey to the CGBD Special Committee that the CSL III Special Committee was continuing to consider whether to submit the Mergers to a vote of CSL III Shareholders and the members of the CSL III Special Committee intended to discuss this topic further with RLF.

Also on July 23, 2024, the CGBD Special Committee held a video conference meeting at which representatives of CGCIM, Raymond James, S&C and Sidley were present. At the meeting, the representatives of CGCIM summarized the principal terms of the draft Merger Agreement and the related CGBD Preferred Stock Proposal. The CGBD Special Committee then reviewed the terms of the draft Merger Agreement and discussed the potential benefits and risks of the Mergers to CGBD Stockholders.

On July 24, 2024, S&C circulated a revised draft of the Merger Agreement to Carlyle.

On July 25, 2024, the CSL III Special Committee held a video conference meeting at which representatives of Carlyle, S&C, RLF, KBW and S&W were present. Representatives of KBW reviewed financial matters relating to the Mergers and other potential Liquidity Events. The CSL III Special Committee discussed with its advisors, among other topics, the feasibility of potential strategic alternatives available to CSL III, including remaining a stand-alone company, merging with CGBD or merging with an unaffiliated BDC; the transaction structure used in other affiliated BDC transactions; certain considerations regarding the formula for the Exchange Ratio, taking into account how CGBD Common Stock had traded since 2017; CSL III’s and CGBD’s relative contribution to the combined company on a pro forma basis under either a NAV-based exchange ratio formula or a premium-to-NAV-based exchange ratio formula; and the outcome of shareholder votes in other BDC mergers, noting that other BDC mergers were approved by votes of 90% or above from the respective target fund shareholders and acquiring fund shareholders. Next, representatives of S&C discussed the applicability of Rule 17a-8 under the Investment Company Act to the Mergers and whether the Mergers satisfied the conditions of Rule 17a-8 that would permit the Mergers to proceed without a shareholder vote.

Thereafter, representatives of RLF reviewed the duties and responsibilities of the members of the CSL III Special Committee in their capacities as trustees of a Delaware statutory trust generally and in the context of a sales transaction, such as the Mergers. Representatives of RLF noted that the fiduciary duties of trustees of a Delaware statutory trust and certain voting rights of shareholders of a Delaware statutory trust may be modified or eliminated under the Delaware statutory trust law, as was the case for CSL III’s organizational documents, and answered questions from the CSL III Special Committee.

Representatives of Carlyle and S&C then left the meeting, and the CSL III Special Committee engaged in discussion with representatives of KBW, S&W and RLF. Following further discussion, the CSL III Special Committee instructed KBW and S&W to engage in additional discussions with Raymond James, Sidley, Carlyle and S&C regarding the CSL III Special Committee’s views with respect to the formula for the Exchange Ratio and certain considerations relating to whether a CSL III Shareholder vote was required or advisable.

Also on July 25, 2024, members of the CGBD Special Committee informally met with representatives of Sidley and Raymond James to discuss the CSL III Special Committee’s position seeking a NAV-for-NAV exchange. The CGBD Special Committee directed representatives of Sidley and Raymond James to communicate to representatives of KBW and S&W that this proposal was not acceptable. Later in the day, at the request of the CGBD Special Committee and CSL III Special Committee, representatives of Raymond James and Sidley met with representatives of S&W to discuss the Exchange Ratio.

On July 26, 2024, the CSL III Special Committee held a video conference meeting at which representatives of KBW and S&W were present. A representative of S&W provided the CSL III Special Committee with updates following his discussions with Raymond James, Sidley, Carlyle and S&C regarding the CSL III Special Committee’s views with respect to the formula for the Exchange Ratio and certain considerations relating to whether a CSL III Shareholder vote was required or advisable. The representative of S&W noted that, on behalf of the CGBD Special Committee, Raymond James and Sidley communicated that the CGBD Special Committee rejected the CSL III Special Committee’s proposal to calculate the Exchange Ratio on a NAV-for-NAV basis. In addition, a representative of KBW updated the CSL III Special Committee regarding his discussion with Carlyle, including that, among other things, Carlyle had indicated that CSL III’s offering materials and other disclosure documents disclosed that a merger of CSL III into another BDC, including an affiliated BDC, may be a liquidity option for CSL III in the future and such a transaction may be consummated without a shareholder vote, subject to the Investment Company Act. Following further discussion on the foregoing topics, the CSL III Special Committee instructed KBW to request an increase in the cap in the formula for the Exchange Ratio.

The CSL III Special Committee then discussed with representatives of S&W and KBW additional terms of the Mergers, including, among other topics, the termination fee triggers, the formula for the Exchange Ratio and whether to submit the Mergers to a vote of the CSL III Shareholders. The CSL III Special Committee determined the Mergers would not be submitted to a vote of CSL III Shareholders.

Also on July 26, 2024, the CGBD Special Committee held a video conference meeting at which representatives of Raymond James and Sidley were present. At the meeting, the CGBD Special Committee discussed the new proposals of the CSL III Special Committee. The CGBD Special Committee determined to make a best and final offer for a formula for the Exchange Ratio that provided for CGBD and CSL III to share in half of the value of the market premium up to a cap of 111% of the NAV per share of CGBD Common Stock, with the exchange taking place at NAV if the market price of CGBD Common Stock equals or is below CGBD’s NAV.

Later on July 26, 2024, following discussions between representatives of KBW and Raymond James, representatives of KBW communicated to the CSL III Special Committee that the CGBD Special Committee had agreed to increase the market premium cap in the formula for the Exchange Ratio to 111% of the NAV per share of CGBD Common Stock.

In the evening of July 26, 2024, S&W provided comments on the draft Merger Agreement to S&C, which were shared with Sidley. Subsequently, at the direction of the CGBD Special Committee and CSL III Special Committee, as applicable, representatives of Sidley and S&W met to negotiate outstanding items, including the amount of the termination fee reflected in the draft Merger Agreement.

On July 29, 2024, the CGBD Special Committee held a video conference meeting at which representatives of CGCIM, Raymond James and S&C were also in attendance. At the meeting, the CGBD Special Committee discussed outstanding items related to the draft Merger Agreement. Later in the day on July 29, 2024, Sidley and Venable LLP (“Venable”), Maryland counsel to CGBD, provided comments on the draft Merger Agreement to S&C, which were shared with S&W. Thereafter, continuing through the signing of the Merger Agreement, on August 2, 2024, the CGBD Special Committee met informally with representatives of Sidley and Raymond James and the CSL III Special Committee met informally with representatives of S&W and KBW to review and discuss drafts of the Merger Agreement, disclosure schedules and a proposed press release relating to the Mergers and outstanding items to be negotiated, and at the request of Carlyle, the CGBD Special Committee and the CSL III Special Committee, with the assistance of representatives of Sidley, Raymond James, S&W, KBW and S&C, continued to negotiate and finalize these documents.

On July 30, 2024, representatives of S&C, Sidley and S&W held a video conference meeting to discuss the draft Merger Agreement.

On July 31, 2024, S&C circulated a revised draft of the Merger Agreement, which reflected comments from Sidley, Venable and S&W, to Carlyle, Sidley and S&W.

Also on July 31, 2024, the CSL III Special Committee held a video conference meeting at which representatives of KBW and S&W were present. At the request of the CSL III Special Committee, representatives of KBW reviewed and discussed financial aspects of the Mergers on a preliminary basis and preliminarily discussed the opinion to be delivered by KBW with respect to the Exchange Ratio in the First Merger. Discussion ensued and representatives of KBW responded to questions from the CSL III Special Committee.

On August 1, 2024, S&W provided comments on the draft Merger Agreement to S&C. Also on August 1, 2024, the CSL III Special Committee held a video conference meeting at which representatives of KBW and S&W were present. At the request of the CSL III Special Committee, KBW again reviewed and discussed financial aspects of the Mergers, highlighting updates to the financial analyses with respect to CSL III, CGBD and the Mergers which KBW had preliminarily reviewed at the July 31, 2024 meeting. Thereafter, a representative of KBW informed the CSL III Special Committee that, assuming no material developments, KBW believed it would be in a position to render its opinion to the CSL III Special Committee and, as requested by the CSL III Special Committee, to the CSL III Board with respect to the Exchange Ratio in the First Merger at the meeting of the CSL III Board.

Following a discussion of the foregoing matters and other matters presented, and assuming and subject to the delivery at the meeting of the CSL III Board of KBW’s opinion as to the fairness, from a financial point of view, of the Exchange Ratio in the First Merger, the CSL III Special Committee unanimously determined, and recommended that the CSL III Board determine that (a) the Merger Agreement as presented at the meeting and the transactions contemplated by the Merger Agreement, including the terms of the Mergers, are advisable, fair to and in the best interests of CSL III and its shareholders and (b) the interests of CSL III’s existing shareholders will not be diluted (as provided under Rule 17a-8 under the Investment Company Act) as a result of the transactions contemplated by the Merger Agreement.

Later on August 1, 2024, Sidley provided comments on the draft Merger Agreement to S&C. S&C subsequently circulated a revised draft of the Merger Agreement, which reflected comments from S&W and Sidley, to Carlyle, Sidley and S&W.

On August 2, 2024, S&C subsequently circulated a proposed final draft of the Merger Agreement to Carlyle, Sidley and S&W.

Also on August 2, 2024, the CGBD Special Committee held a video conference meeting at which representatives of Raymond James and Sidley were present. At the meeting, the CGBD Special Committee reviewed its history and purpose and the process conducted since its formation. Representatives of Raymond James then reviewed and discussed with the CGBD Special Committee Raymond James’ financial analysis of the Mergers, and orally delivered its opinion, which was subsequently confirmed in writing, dated as of the date of the meeting, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, limitations, qualifications and other matters set forth therein, the Exchange Ratio pursuant to the Merger Agreement was fair, from a financial point of view, to CGBD. The CGBD Special Committee discussed the potential benefits and risks of the Mergers and the CGBD Preferred Stock Proposal, and discussed their duties with respect to consideration of the Mergers and related transactions. After further discussion, the CGBD Special Committee determined and unanimously recommended that the CGBD Board determine, that the interests of existing shareholders will not be diluted (as provided under Rule 17a-8 of the Investment Company Act) as a result of the transactions contemplated by the Merger Agreement, including the Mergers; and further recommended (A) that the Merger Agreement, in substantially the form as presented at the meeting, and the transactions contemplated thereby, including the mergers, the CGBD Preferred Stock Proposal and the lock-up agreement, be approved by the CGBD Board and (B) directed the fairness opinion to be shared with the CGBD Board for informational purposes in connection with its deliberations and consideration of the foregoing recommendations.

Later on August 2, 2024, the CGBD Board held a video conference meeting at which representatives of Carlyle, S&C, Raymond James and Sidley were present. The CGBD Board reviewed the recommendation of the CGBD Special Committee and the fairness opinion presentation of Raymond James with representatives of Raymond James. Representatives of S&C then reminded the CGBD Board of its duties under Maryland law and the Investment Company Act. Thereafter, on the unanimous recommendation of the CGBD Special Committee, the CGBD Board, including a majority of the Independent Directors, unanimously determined that (a) the Merger Agreement and the terms of the Mergers and related transactions contemplated by the Merger Agreement are (i) advisable and in the best interests of CGBD and (ii) fair and reasonable to CGBD and (b) the interests of existing CGBD Stockholders will not suffer any dilution for purposes of Rule 17a-8 of the Investment Company Act as a result of the Mergers.

Following completion of the meeting of the CGBD Board, the CSL III Board held a video conference meeting at which representatives of Carlyle, S&C, KBW and S&W were present. The CSL III Board reviewed the recommendation of the CSL III Special Committee with representatives of S&W. At the meeting, representatives of KBW again reviewed the financial aspects of the Mergers, and KBW rendered an opinion, initially rendered verbally and confirmed in a written opinion dated August 2, 2024, to the CSL III Special Committee and the CSL III Board to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the Exchange Ratio in the First Merger was fair, from a financial point of view, to the holders of CSL III Common Shares, as more fully described below in the section entitled “— Opinion of the Financial Advisor to the CSL III Special Committee.” Representatives of S&C then reminded the CSL III Board of its duties under Delaware law and the Investment Company Act. Thereafter, on the unanimous recommendation of the CSL III Special Committee, the CSL III Board, including a majority of the Independent Trustees, unanimously determined that (a) the Merger Agreement and the transactions contemplated by the Merger Agreement, including the terms of the Mergers, are advisable, fair to and in the best interests of CSL III and its shareholders and (b) the interests of CSL III’s existing shareholders will not be diluted (as provided under Rule 17a-8 under the Investment Company Act) as a result of the transactions contemplated by the Merger Agreement.

Following the meetings of the CGBD Special Committee, the CGBD Board, the CSL III Special Committee and the CSL III Board on August 1 and August 2, 2024, as applicable, CGBD, CSL III, Merger Sub, CGCIM and CSL III Advisor executed and delivered the Merger Agreement. On August 5, 2024, CGBD and CSL III issued a joint press release announcing the execution of the Merger Agreement and CGBD held an investor call to discuss the Mergers.

For more information concerning the terms and provisions of the Merger Agreement as negotiated by the parties, see “Description of the Merger Agreement” of this joint proxy statement/information statement/prospectus.

Reasons for the Mergers

CGBD

At more than twenty meetings and working sessions, the CGBD Special Committee and the CGBD Board considered potential strategic alternatives including the approval of the proposed Mergers. In connection with their deliberations, the CGBD Special Committee and the CGBD Board requested, and CGCIM provided, information regarding CGBD, the proposed Mergers, CSL III, and potential effects of the Mergers on CGBD and the CGBD Stockholders, both immediately after the Mergers and over the longer term.

The CGBD Special Committee and the CGBD Board were advised by Sidley, with respect to certain legal matters, and the CGBD Special Committee was advised by Raymond James, as its financial advisor. With the advice of counsel, the CGBD Special Committee determined that Raymond James was sufficiently qualified, disinterested and independent to provide independent financial advice to the CGBD Special Committee. In addition, Sidley consulted with Venable LLP, Maryland legal counsel to CGBD (“Venable”), with respect to certain matters of Maryland law, and Venable provided legal advice to the CGBD Special Committee on such matters.

In considering the Mergers, the CGBD Special Committee and the CGBD Board reviewed comparative information about CGBD and CSL III including, among other items: (1) their investment goals, strategies, policies and restrictions; (2) their individual holdings and the quality of such holdings, including, in particular, asset mix, industry diversification, credit risk, and the holdings of CSL III that were not also currently held by CGBD; (3) their identical valuation policies and procedures; (4) their existing leverage, leverage facilities and asset coverage ratios under the Investment Company Act; (5) their short-term and long-term investment performance and financial results; (6) the amount of past dividends and distributions and the anticipated effect of the Mergers on future CGBD earnings and distributions and coverage ratios; (7) the trading history of CGBD Common Stock on Nasdaq, including current and historical premiums and discounts to NAV per share; (8) their respective investment advisory agreements; and (9) exchange ratio mechanisms that would limit CSL III’s participation in any premium to NAV per share that CGBD Common Stock may trade at in connection with a potential transaction.

The CGBD Special Committee and the CGBD Board weighed various potential benefits and risks in considering the Mergers, both with respect to anticipated immediate effects of the Mergers on CGBD and the CGBD Stockholders and with respect to the potential benefits that could be experienced by the combined company after the Mergers over the longer term. The material factors considered by the CGBD Special Committee and the CGBD Board in evaluating the Mergers included, among others:

•

Elimination of the Dilutive Impact of CGBD Preferred Stock. CIM is the holder of record of 2,000,000 shares of CGBD Preferred Stock. In connection with the Mergers, CIM has agreed to exchange all of its CGBD Preferred Stock for shares of CGBD Common Stock valued at NAV per share (approximately $16.95 per share as of June 30, 2024) instead of converting such CGBD Preferred Stock into CGBD Common Stock pursuant to its terms at a conversion price of approximately $8.98 per share (as of June 30, 2024). This exchange will eliminate the dilutive impact that would have occurred if the CGBD Preferred Stock had been converted to CGBD Common Stock at the $8.98 conversion price. CGCIM estimated that as a result of the exchange, as compared to converting at the current conversion price, CGBD would avoid approximately 4.7% dilution to NAV per share of CGBD Common Stock and 7.8% dilution to quarterly net investment income (“NII”) per share of CGBD Common Stock on a fully diluted basis (as of the close of business on August 2, 2024). The CGBD Common Stock to be issued to CIM in the exchange immediately prior to consummating the Mergers will be subject to a two-year staggered lock-up.

•

Increased Scale and Liquidity. The CGBD Special Committee and the CGBD Board considered potential advantages to the combined company as a result of its larger size. The CGBD Special Committee and the CGBD Board noted that the combined company would have a market capitalization in excess of $1 billion, and its total assets would exceed $2.5 billion at merger close, assuming a target leverage for the combined company of 1.10x. The CGBD Special Committee and the CGBD Board reviewed analysis prepared by CGCIM indicating that larger BDCs tend to have higher average daily trading volumes, noting that increased trading volume may give existing CGBD Stockholders more flexibility to manage their investment and may attract new investors seeking a more liquid vehicle than stand-alone CGBD.

•

Investment Strategies and Risks. The CGBD Special Committee and the CGBD Board reviewed CGBD’s and CSL III’s investment programs and noted that they have similar investment objectives and substantially similar strategies, portfolios and risks. The CGBD Special Committee and the CGBD Board took into consideration that CGBD and CSL III are each managed by the same portfolio management team and that after consummation of the Mergers, the team was expected to remain substantially the same.

•

Acquisition of a Known, Diversified Portfolio of Assets with Significant Overlap. While the investment portfolios of CGBD and CSL III are not identical, the CGBD Special Committee and the CGBD Board noted that there was substantial overlap between the two portfolios. Given this overlap, the pro forma portfolio would remain similar to CGBD’s stand-alone portfolio in terms of asset mix, diversification (by borrower and industry), and internal performance ratings. As a result, the acquisition of CSL III by CGBD may be seen, to a significant degree, as the efficient acquisition of more of CGBD’s existing assets, as compared to the process of CGBD seeking growth and increased scale by raising incremental common equity capital, which would likely involve significant costs and the temporary investment of cash balances in lower-yielding short-term investments pending the identification and negotiation of longer-term investments, which could result in a period of lower returns.

•

Opportunity for Greater Access to the Debt Capital Markets. The CGBD Special Committee and the CGBD Board considered that the combined company may have improved access to the debt markets, with increased market depth and the potential for a lower cost of debt capital.

•

Opportunity for NAV Accretion. The CGBD Special Committee and the CGBD Board considered that if CGBD Common Stock were trading at a premium to NAV per share at the Determination Date, the Exchange Ratio would result in a merger that would be accretive to CGBD’s stand-alone NAV, because CGBD would issue shares at a premium to its NAV. The CGBD Special Committee and the CGBD Board considered that the Mergers are not expected by S&C or Sidley to result in any dilution to the CGBD Stockholders for purposes of Rule 17a-8 of the Investment Company Act.

•

Operational Synergies. The CGBD Special Committee and the CGBD Board also considered that, as a result of the Mergers, certain redundant professional services and other corporate expenses would be eliminated, which would reduce the expenses of the combined company as compared to the sum of the expenses of CGBD and CSL III. The CGBD Special Committee and the CGBD Board noted that CGCIM expects that annual operating expense borne by CGBD Stockholders on a pro rata basis will be reduced as a percentage of net assets due to the elimination of redundant expenses.

•

Tax Consequences. The CGBD Special Committee and the CGBD Board considered that the Mergers are anticipated by S&C to be treated as a tax-free reorganization for federal income tax purposes and CGBD Stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Mergers.

•

Robust Negotiation Process. The CGBD Special Committee and the CGBD Board considered that the review and negotiation of the Merger Agreement was conducted through a robust process under the oversight of the CGBD Special Committee and the CSL III Special Committee, as applicable, each of which is composed solely of independent directors and trustees, respectively.

•

Opinion of Raymond James, Financial Advisor to the CGBD Special Committee. The CGBD Special Committee and the CGBD Board considered Raymond James’ oral opinion that was delivered to the CGBD Special Committee, which was subsequently confirmed by delivery of a written opinion to the CGBD Special Committee, dated August 2, 2024, as to the fairness, as of such date, from a financial point of view, to CGBD of the Exchange Ratio pursuant to the Merger Agreement, based upon and subject to the procedures followed, assumptions made, matters considered, qualifications and limitations on the review undertaken in connection with the preparation of its opinion. For more information on the opinion, see “Opinion of the Financial Advisor to the CGBD Special Committee”.

•

Other Considerations. In addition, the CGBD Special Committee and the CGBD Board believe that the Mergers are not expected to affect the ability of CGBD to comply with its regulatory obligations, including its ability to maintain appropriate leverage and continue to operate in compliance with the asset coverage requirements set forth in the Investment Company Act and to pay dividends required of regulated investment companies under the Code.

In the course of its deliberations, the CGBD Special Committee and the CGBD Board, also considered a variety of risks and other potentially negative factors, including the following:

•

Fluctuations in Exchange Ratio. Changes in the NAVs of CGBD and CSL III and the market price of CGBD Common Stock before the completion of the Mergers will affect the relative ownership percentages that the CGBD Stockholders and the CSL III Shareholders hold in the combined company, and these changes could be positive or negative for CGBD Shareholders.

•

Conflicts of Interest. The CSL III Board and the CGBD Board are composed of the same individuals, and the CSL III Special Committee and the CGBD Special Committee are composed of members of the CSL III Board and the CGBD Board. In addition, CSL III and CGBD have external investment advisers that are affiliated with one another. The CGBD Special Committee and the CGBD Board took these conflicts of interest into account in the course of their deliberations.

•	Failure to Close. It is possible that the Mergers may not be completed or that completion may be unduly delayed for reasons beyond the control of CSL III or CGBD.

•

Management Diversion. It is possible that the attention of management may be diverted during the period prior to completion of the Mergers, which may adversely affect CGBD’s business or investment performance.

•

Time and Ability to Ramp to Target Leverage Ratios. CGBD currently operates at a higher debt-to-equity ratio than CSL III and any delay in returning the combined company to the target range of CGBD would have a negative adverse impact on the combined company’s NII.

•

Restrictions on Conduct of Business. The restrictions in the Merger Agreement requiring CGBD to conduct its business prior to the completion of the Mergers only in the ordinary course of business in all material respects, subject to specific limitations, could delay or prevent CGBD from undertaking business opportunities that may arise.

•

Restrictions on Soliciting Superior Proposals. The Merger Agreement includes restrictions on the ability of CGBD to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions (as more fully described in the section entitled “Description of the Merger Agreement — Additional Agreements — No Solicitation”), which could have the effect of discouraging such proposals from being made or pursued.

•

Pressure on the trading price of CGBD Common Stock. If CSL III Shareholders sell the shares of CGBD Common Stock received in the Mergers, whether because they do not want to or cannot hold shares of a publicly traded company or for any other reason, it could put negative pressure on the trading price of CGBD Common Stock.

•

Fees Associated with the Mergers. Except for the merger-related expenses covered, in certain circumstances, by CSL III Advisor and CGCIM, up to a total cap of $5 million, and certain limited expenses that will be split equally between CGBD and CSL III, CGBD will be responsible for the expenses incurred by CGBD in connection with the Mergers and the completion of the transactions contemplated by the Merger Agreement, whether or not the Mergers are ultimately consummated. See “Description of the Merger Agreement — Expense Reimbursement” in this joint proxy statement/information statement/prospectus for more information on the potential expense reimbursement.

•

Litigation Risk. Mergers of publicly traded companies are frequently the subject of litigation. If any litigation arises in connection with the Mergers, even if any plaintiff’s claims are without merit, it could divert management time and resources away from CGBD’s business, and cause CGBD to incur expenses in defense of such claim.

The CGBD Special Committee and the CGBD Board believe that sufficient procedural safeguards were and are present to permit the CGBD Special Committee and the CGBD Board to effectively represent the interests of the CGBD Stockholders who are not affiliated with CSL III or CGCIM. These procedural safeguards include the following:

•

The fact that the CGBD Board and the CSL III Board consist of the same individuals and that the two boards determined that in light of actual and potential conflicts of interest that could arise in connection with the consideration of potential strategic alternatives by each of the two companies (including a potential merger of the two companies), the Board of each company should form a special committee, each comprised of two different independent directors or trustees, as applicable, to review, consider and, as appropriate, negotiate potential strategic transactions on behalf of each respective company.

•

The fact that CGBD’s Special Committee is comprised solely of two directors who are not “interested persons,” as defined in the Investment Company Act, of CGBD or CGCIM, who the CGBD Board has determined are independent and disinterested under applicable state and federal law and who are not members of a special committee of the CSL III Board. These individuals were tasked to review and consider potential liquidity events with respect to CSL III, which included a Potential Transaction from the perspective of the CGBD Stockholders who are not affiliated with CGCIM, CSL III or their affiliates, and make recommendations to the full CGBD Board, in connection with the CGBD Board’s consideration of any Potential Transaction with CSL III, which contributed to the CGBD Special Committee and the CGBD Board’s determination as to fairness, because it believed such individuals could objectively evaluate the proposed transaction from the perspective of CGBD.

•

The fact that the CGBD Special Committee was delegated the full power and authority of the full CGBD Board with respect to investigating, evaluating, developing, exploring and negotiating any potential transactions and all matters relating thereto, including to:

•	solicit or make expressions of interest or other proposals for a Potential Transaction as the CGBD Special Committee deems appropriate;

•	establish, approve, modify, monitor and direct the process and procedures related to the review, evaluation and negotiation of a Potential Transaction;

•	review and make such investigation of a Potential Transaction as the CGBD Special Committee deems appropriate;

•	evaluate the terms and conditions of a Potential Transaction;

•

contact and negotiate with CSL III or its representatives regarding any element of the Potential Transaction, including the transaction structure, price, terms and conditions (including the terms and conditions of any definitive agreements with respect to a Potential Transaction);

•	in the event a Potential Transaction involves stock consideration, investigate the appropriate relative valuations of the Company, CSL III or any third party, as applicable;

•

to the extent the CGBD Special Committee deems it appropriate, report to the CGBD Board its recommendations and conclusions with respect to a Potential Transaction, including a recommendation and determination as to whether a Potential Transaction is advisable and in the best interests of the stockholders of the CGBD and should be approved or rejected by the CGBD Board;

•

in connection with its recommendation to the CGBD Board, communicate (including, but not limited to, communications with stockholders, management, advisors and representatives of CGBD and CSL III) regarding a Potential Transaction;

•	following the execution of any agreements relating to a Potential Transaction, if any, take any other actions contemplated by such agreements to be taken by the CGBD Special Committee;

•	to the fullest extent permitted by Maryland law, as amended from time to time, exercise any other power or authority that may be otherwise exercised by the Board that the CGBD Special

Committee may determine to be necessary or advisable to carry out and fulfill its duties and responsibilities; and

•	determine to elect not to pursue a Potential Transaction.

•

The fact that the CGBD Special Committee had no obligation to recommend the approval of the Mergers, or any other transaction, and that CGBD Board could not approve a Potential Transaction with CSL III without a prior favorable recommendation of the CGBD Special Committee, which contributed to the CGBD Special Committee’s determination as to fairness, because it believed that such fact allowed the CGBD Special Committee to objectively evaluate the transaction.

•

The CGBD Special Committee’s and the CGBD Board’s belief that the financial and other terms and conditions of the Merger Agreement and the Lock-Up Agreement were the product of active negotiations between representatives of the CGBD Special Committee and its advisors, on the one hand, and the CSL III Special Committee, CGCIM and its affiliates, and their respective advisors, on the other hand, which contributed to the CGBD’s Special Committee’s determination as to fairness, because it supported the CGBD’s Special Committee’s view that the negotiation was procedurally fair.

•

The fact that the CGBD Special Committee and the CGBD Board received the advice and assistance of Sidley as its legal advisor, that Sidley consulted with Venable with respect to certain matters of Maryland law, and that Venable provided legal advice to the CGBD Special Committee on such matters.

•

The fact that the CGBD Special Committee received the advice and assistance of Raymond James, as financial advisor, and requested and received from Raymond James its opinion, dated August 2, 2024 that, based upon and subject to the factors and assumptions set forth in such opinion, the exchange ratio pursuant to the Merger Agreement was fair from a financial point of view to CGBD, which the CGBD Special Committee and the CGBD Board believed supported its conclusion that the exchange ratio was fair.

•

The CGBD Special Committee’s belief that, other than their receipt of board and special committee fees (which are not contingent upon the consummation of the Mergers or the CGBD Special Committee’s recommendation of the Mergers), members of the CGBD Special Committee do not have an interest in the Mergers different from that of the CGBD Stockholders who are unaffiliated with CSL III or CGCIM, which contributed to the CGBD Special Committee’s determination as to fairness, because it believed the compensation structure for the CGBD Special Committee, as well as the absence of differing interests in the Mergers, allowed the CGBD Special Committee to objectively evaluate the transaction.

•	The fact that the closing of the Mergers is conditioned on the approval of at least a majority of the shares of the CGBD Capital Stock represented and voting at the CGBD Special Meeting.

•

The fact that under the terms of the Merger Agreement, the CGBD Special Committee may consider and recommend a CGBD Superior Proposal, provided that it shall have determined after consultation with its outside legal counsel that continued recommendation of the Mergers would be reasonably likely to be inconsistent with the directors’ duties under applicable law. This contributed to the CGBD Special Committee’s determination as to fairness because if it received a CGBD Superior Proposal it could in certain circumstances terminate the Merger Agreement upon the payment of a termination fee.

This discussion of the information and factors that the CGBD Special Committee and the CGBD Board considered in making their decisions is not intended to be exhaustive, but includes material factors considered by the CGBD Special Committee and the CGBD Board. Because of the wide variety of factors considered in connection with their evaluation of the Mergers and Merger Agreement and the complexity of those matters, the CGBD Special Committee and the CGBD Board did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the CGBD Special Committee and the CGBD Board may have given different weights to different factors.

When considering the information described above, including all of the anticipated effects of the Mergers on CGBD and the CGBD Stockholders and the related pro forma information, the CGBD Stockholders should be aware that information based on projections and assumptions may be incorrect, is subject to change, and may fluctuate over time. In particular, much of the pro forma information and the projections and assumptions on which the potential expenses, earnings, yield, dividend and trading price information are based on many factors and variables, including among other things, asset mix, the performance of individual investments, portfolio turnover, leverage, the cost of leverage, changes in interest rates and general market conditions, all of which may change over time. These projections and assumptions are forward-looking and involve known and unknown risks and uncertainties that may cause actual results to be materially different from the results expressed or implied by such forward-looking information. Neither the CGBD Special Committee, the CGBD Board nor any other person is providing any assurance that any of the potential benefits of the Mergers to CGBD or the CGBD Stockholders will be realized, including any anticipated synergies. In addition, CGBD Stockholders should be aware of the various other risks associated with the Mergers and the business of CGBD and the combined company described in the section entitled “Risk Factors” beginning on page 22 and in the section entitled “Special Note Regarding Forward-Looking Statements” beginning on page 31.

CSL III

At multiple video conference meetings, the CSL III Special Committee and the CSL III Board considered the approval of the Mergers and the terms of the Merger Agreement. The CSL III Special Committee, in consultation with its financial advisor, and the CSL III Board also considered alternatives to the Mergers, including maintaining the status quo, merging with an unaffiliated BDC, conducting an initial public offering or public listing on its own or winding down CSL III. The CSL III Special Committee and the CSL III Board concluded that the Mergers were superior to those three alternatives. First, the CSL III Special Committee determined that merging with an unaffiliated BDC posed incremental execution risk and that a non-affiliated BDC would likely seek to pay a significant discount to NAV per share for CSL III Common Shares. Second, the CSL III Special Committee determined that conducting an initial public offering or public listing would likely result in CSL III trading at a significant discount to NAV per share and with limited liquidity. Third, the CSL III Special Committee determined that winding down CSL III would be protracted and could involve significant transaction costs. The CSL III Special Committee and the CSL III Board also noted that the execution and integration risk associated with the Mergers would likely be lower as compared to a merger with an unaffiliated entity and that maintaining the status quo would require a future liquidity event. After careful consideration of the alternatives, including the feasibility, benefits and risks of each alternative, based on the information provided, the CSL III Special Committee and the CSL III Board have determined that the Mergers are fair to and in the best interests of CSL III and CSL III Shareholders.

In connection with their consideration and negotiation of the transaction, CSL III Advisor provided the CSL III Special Committee and the CSL III Board with information regarding the proposed Mergers, CGBD and the anticipated effects of the Mergers on CSL III and CSL III Shareholders. Throughout the process of reviewing and negotiating the transaction, the CSL III Special Committee consulted with S&W and KBW, while the CSL III Board consulted with S&C, in its capacity as counsel to CSL III, and RLF. The CSL III Special Committee and the CSL III Board also consulted with management of CSL III. The CSL III Special Committee and the CSL III Board considered the nature and adequacy of the information provided, the terms of the Merger Agreement and their duties under state and federal law in considering and ultimately approving the Merger Agreement and the Mergers and evaluating the conflicts of interest presented by the Mergers. The CSL III Special Committee and the CSL III Board considered numerous factors, including the ones described below. On August 1, 2024 and August 2, 2024, the CSL III Special Committee and the CSL III Board, respectively, determined that the Mergers are advisable, fair to and in the best interests of CSL III and the CSL III Shareholders, and that existing CSL III Shareholders will not suffer any dilution for purposes of Rule 17a-8 of the Investment Company Act as a result of the Mergers.

In considering the Mergers and the terms of the Merger Agreement, the CSL III Special Committee and the CSL III Board reviewed comparative information about CSL III and CGBD, including, among other items:

(1) their respective investment objectives, strategies, policies and restrictions, size, age and NAVs, and any changes that were expected to occur as a result of the Mergers; (2) their individual holdings, including, in particular, the extent of the significant overlap between the investment portfolios of CSL III and CGBD, the relative risks of the investment portfolios of CSL III and CGBD and the importance of portfolio diversification; (3) their existing leverage profiles and the expected future leverage profile of the combined company; (4) their short-term and long-term investment performance history and financial results; (5) the level of past distributions and expenses and the anticipated effect of the Mergers on future net investment income, distributions and expenses; and (6) their respective investment advisory agreements and expense ratios. The CSL III Special Committee and the CSL III Board also considered the reasonable expectations of CSL III Shareholders, particularly their expectation that CSL III would engage in a liquidity event, market dynamics and regulatory and legal issues. In addition, the CSL III Special Committee and the CSL III Board reviewed comprehensive information regarding the anticipated benefits and possible risks to CSL III and CSL III Shareholders as a result of the Mergers, and the anticipated investment, market and financial synergies to be experienced by the combined company. In addition, the CSL III Special Committee considered potential financial impacts of the Mergers in consultation with KBW, the outside financial advisor to the CSL III Special Committee.

The CSL III Special Committee and the CSL III Board, with the assistance of their legal advisors (and, in the case of the CSL III Special Committee, its financial advisor) in considering and negotiating the terms of the Mergers, weighed various benefits and risks, both with respect to the immediate effects of the Mergers on CSL III and CSL III Shareholders and with respect to the potential benefits that could be experienced by the combined company after the Mergers. Some of the material factors considered by the CSL III Special Committee and the CSL III Board that assisted them in concluding that the Mergers are in the best interests of CSL III and CSL III Shareholders included, among others:

•

Increased Scale and Access to Secondary Market Liquidity. The CSL III Special Committee and the CSL III Board considered the scale expected to accrue to the combined company as a result of its increased market capitalization and total assets. The CSL III Special Committee and the CSL III Board also considered that larger scale could result in enhanced liquidity for stockholders of the combined company through increased trading volume and improved price-to-NAV trading levels compared to smaller BDCs. Further, the CSL III Special Committee and the CSL III Board also considered that larger BDCs are generally more attractive investment opportunities for a broader swath of institutional investors and potentially result in increased equity research coverage. The combined company would have had total assets of over $2.5 billion and a market capitalization above $1.2 billion at merger close, assuming a target leverage of 1.10x. By comparison, CSL III had total assets of approximately $416 million and a net asset value of approximately $246 million, both as of June 30, 2024.

•

Expected Accretion to Net Investment Income. The CSL III Special Committee and the CSL III Board considered that the Mergers are expected to be accretive to the combined company’s net investment income as a result of expected expense savings (as described more fully below).

•

Expected Greater Access to More Diverse and Lower-Cost Sources of Debt Capital. The CSL III Special Committee and the CSL III Board discussed how the larger scale of the combined company may provide CGBD access to more diverse and lower cost sources of debt capital compared to what CGBD or CSL III would be expected to obtain without the scale provided by the Mergers. For example, the CSL III Special Committee and the CSL III Board considered that, at CSL III’s current scale, CSL III is not large enough to efficiently engage in traditional bond and other similar capital markets offerings, but that the combined company will be large enough to efficiently engage in traditional bond and other similar capital markets offerings.

•

Expected Increased Portfolio Yield. The CSL III Special Committee and the CSL III Board considered that CGBD’s yield on investments is higher than that of CSL III and that the combined company is expected to generate a similar yield on investments as CGBD over time.

•	Greater Portfolio Diversification and Reduction in Investment Concentration. The CSL III Special Committee and the CSL III Board considered that the combination of CSL III’s and CGBD’s portfolios, and the increase in scale of the combined company, would lead to greater portfolio diversification and a reduction in investment concentration. The CSL III Special Committee and the CSL III Board noted that CSL III had investments primarily in first lien loans, while the combined company was expected to have a greater allocation to investments in equity and preferred equity securities and investment funds. The CSL III Special Committee and the CSL III Board also noted that greater portfolio diversification could be achieved for the CSL III Shareholders through the combined company’s larger portfolio size and an increased number of investments. The combined company would have had approximately $2.1 billion of assets invested in 183 investments and 127 portfolio companies as of June 30, 2024, while CSL III had approximately $369 million of assets invested in 103 investments and 77 portfolio companies as of June 30, 2024. The CSL III Special Committee and the CSL III Board took into account that the concentration of investments would be reduced as a result of the Mergers, noting for example that the combined company’s top ten investments and top five investments would have represented 17.2% and 9.0%, respectively, of its portfolio as of June 30, 2024, while CSL III’s top ten investments and top five investments represented 36.5% and 19.7%, respectively, as of June 30, 2024.

•

Significant Overlap in Investment Portfolios. The CSL III Special Committee and the CSL III Board considered that the significant overlap of CSL III’s investments with those of CGBD (nearly 100% of the investments at fair value held by CSL III on June 30, 2024 overlapped with CGBD’s investment portfolio as of June 30, 2024) and Carlyle’s familiarity with the investments held by CSL III would result in a more straightforward and faster integration of CSL III’s investment portfolio into CGBD’s investment portfolio than an investment portfolio of a third party. The CSL III Special Committee and the CSL III Board also considered the advantages to CGBD of immediately acquiring known, income-producing assets already diligenced and managed by CGCIM and as opposed to CGBD scaling a standalone portfolio.

•

Elimination of the Dilutive Impact of CGBD Preferred Stock. The CSL III Special Committee and CSL III Board took into account that, to facilitate the Mergers, CIM has agreed to exchange all of its CGBD Preferred Stock for shares of CGBD Common Stock valued at NAV per share (approximately $16.95 per share as of June 30, 2024) instead of converting such CGBD Preferred Stock into CGBD Common Stock pursuant to its terms at a conversion price of approximately $8.98 per share (as of June 30, 2024). This exchange will eliminate approximately 4.7% dilution to NAV per share of CGBD Common Stock and 7.8% dilution to quarterly NII per share of CGBD Common Stock on a fully diluted basis (as of the close of business on August 2, 2024). The CSL III Special Committee and CSL III Board noted that the shares of CGBD Common Stock to be issued to CIM would be subject to a two-year tiered lock-up, demonstrating Carlyle’s continued commitment to CGBD.

•

No Dilution for Purposes of Rule 17a-8 of the Investment Company Act. The CSL III Special Committee and the CSL III Board considered that the Exchange Ratio (and thus the number of shares of CGBD Common Stock to be issued to CSL III Shareholders pursuant to the Merger Agreement) will be calculated by taking into account CGBD’s market price-to-NAV (determined shortly before the Closing Date on the basis of methodologies that were considered and approved by the CSL III Board and the CGBD Board) and therefore the interests of the CSL III Shareholders will not be diluted for purposes of Rule 17a-8 under the Investment Company Act as a result of the Mergers. The CSL III Special Committee and the CSL III Board also considered that the structure of the Exchange Ratio allows CSL III and CGBD to share the benefit if CGBD Common Stock is trading above NAV per share shortly before the Mergers close.

•

Robust Negotiation Process. The CSL III Special Committee and the CSL III Board considered that the review and negotiation of the Merger Agreement was conducted through a robust process under the oversight of the CSL III Special Committee and the CGBD Special Committee, as applicable, each of which is composed solely of independent trustees and directors, respectively.

•	Potential for Expense Savings Through Operational Synergies. The CSL III Special Committee and the CSL III Board also considered that, as a result of the Mergers, certain redundant professional services and other corporate expenses could be eliminated, which would reduce total expenses and the expense ratio of the combined company, exclusive of base management fees, as compared to the aggregate expenses and expense ratios of each of CSL III and CGBD on a standalone basis.

•

Opinion of KBW, Financial Advisor to the CSL III Special Committee. The CSL III Special Committee considered KBW’s opinion, dated August 2, 2024, addressed to the CSL III Special Committee and, as requested by the CSL III Special Committee, the CSL III Board, as to, as of the date of the opinion, the fairness, from a financial point of view, to the holders of CSL III Common Shares of the Exchange Ratio in the First Merger, as more fully described below in the section entitled “— Opinion of the Financial Advisor to the CSL III Special Committee.” KBW is the outside financial advisor to the CSL III Special Committee and has advised only the CSL III Special Committee in connection with the Mergers.

•

No Impact on Regulatory Obligations. The CSL III Special Committee and the CSL III Board noted that the Mergers are not expected to affect the ability of CSL III to comply with its regulatory obligations, including its ability to continue to operate in compliance with the asset coverage requirements set forth in the Investment Company Act and to pay dividends required of RICs.

•

Other Considerations. In the course of their deliberations, the CSL III Special Committee and the CSL III Board also considered a variety of risks and other potentially negative factors that could cause the Mergers not to close or the anticipated benefits of the Mergers not to be realized, including the following (which are not in any relative order of importance):

•	Expenses Associated with the Mergers. The investment adviser to each of CSL III and CGBD have agreed to pay Merger-related expenses in certain circumstances, up to a total cap of $5 million.

•

Fluctuations in Exchange Ratio. Changes in the NAVs of CGBD and CSL III and the market price of CGBD Common Stock before the completion of the Mergers will affect the relative ownership percentages that the CGBD Stockholders and the CSL III Shareholders hold in the combined company, and these changes could be positive or negative for CSL III Shareholders.

•

Conflicts of Interest. The CSL III Board and the CGBD Board are composed of the same individuals, and the CSL III Special Committee and the CGBD Special Committee are composed of members of the CSL III Board and the CGBD Board. In addition, CSL III and CGBD have external investment advisers that are affiliated with one another. The CSL III Special Committee and the CSL III Board took these conflicts of interest into account in the course of their deliberations.

•

Failure to Close. The Mergers may not be completed or that completion may be delayed for reasons beyond the control of CSL III, including an inability of CGBD to obtain the required stockholder approval, which could have a significant adverse impact on CSL III and its business.

•

Management Diversion. It is possible that significant management resources may be diverted towards the closing of the Mergers during the period prior to the closing of the Mergers, which could have a significant negative impact on CSL III’s future revenues and results of operations.

•

Time and Ability to Ramp to Target Leverage Ratios. CGBD currently operates at a higher debt-to-equity ratio than CSL III and any delay in returning the combined company to the target range of CGBD would have a negative adverse impact on the combined company’s NII.

•

Restrictions on Conduct of Business. The restrictions on the conduct of CSL III’s business prior to completion of the Mergers, requiring CSL III to conduct its business only in the ordinary course of business in all material respects, subject to specific limitations, could delay or prevent CSL III from undertaking certain business opportunities that may arise pending completion of the Mergers.

•

Restrictions on Takeover Proposals. The Merger Agreement includes restrictions on the ability of CSL III to solicit proposals for alternative transactions or engage in discussions regarding such proposals, which could have the effect of discouraging such proposals from being made or pursued.

•

Litigation Risk. Mergers of publicly held companies are frequently the subject of litigation. If any litigation arises in connection with the Mergers, even if any plaintiff’s claims are without merit, it could divert management time and resources away from CSL III’s business, and cause CSL III to incur expenses in defense of such claim.

•

Payment of Base Management Fee. Following the Mergers, the combined company will pay its investment adviser a base management fee and, under certain circumstances, incentive fees pursuant to its investment advisory agreement. Prior to the Mergers, CSL III pays, under certain circumstances, CSL III Advisor incentive fees. However, CSL III’s investment advisory fee provides that CSL III Advisor agreed to waive its rights to receive any base management fee for quarterly periods ending on or prior to the date of the closing of a “Liquidity Event” as defined in the CSL III Investment Advisory Agreement. The Mergers constitute a Liquidity Event. The base management fee and incentive fees in the CSL III Investment Advisory Agreement and the CGBD Investment Advisory Agreement are identical, except that only the CSL III Investment Advisory Agreement requires a Liquidity Event before its investment adviser can be paid a base management fee.

•	Absence of Appraisal Rights. CSL III Shareholders are not entitled to appraisal rights under applicable law in connection with the Mergers.

•

Other Risks. There are various other risks associated with the Mergers and the business of CSL III and the combined company described in the section entitled “Risk Factors” beginning on page 22 and in the section entitled “Special Note Regarding Forward-Looking Statements” beginning on page 31.

This discussion of the information and factors that the CSL III Special Committee and the CSL III Board considered in making their decisions is not intended to be exhaustive but includes the material benefits, risks and other factors considered by the CSL III Special Committee and the CSL III Board. Because of the wide variety of factors considered in connection with the evaluation and negotiation of the Mergers and Merger Agreement and the complexity of those matters, the CSL III Special Committee and the CSL III Board did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the CSL III Special Committee and the CSL III Board may have given different weights to different factors, or may have individually considered factors that are not listed here, or not considered certain factors that are listed here.

CGBD Board Recommendation

The CGBD Board, upon recommendation of the CGBD Special Committee, has unanimously approved the Merger Agreement, including the Mergers and the related transactions, and the proposed issuance of CGBD Common Stock in connection with the Mergers, and directed that the proposed issuance of CGBD Common Stock in connection with the Mergers be submitted to the CGBD Stockholders for approval at the CGBD Special Meeting. The CGBD Board unanimously recommends that CGBD Stockholders vote “FOR” the Merger Stock Issuance Proposal.

Certain Prospective Financial Information Provided by CGCIM and CSL III Advisor

Neither CGBD nor CSL III (or CGCIM or CSL III Advisor on their behalf, as applicable), as a matter of course, makes public long-term projections as to their respective future investment income, net investment income or other results due to, among other reasons, the inherent uncertainty of the underlying assumptions and estimates. However, CGCIM prepared certain unaudited forecasted financial information, which was made available to the CGBD Special Committee and the CGBD Board in connection with their evaluation of the proposed Mergers and to Raymond James which was authorized and directed to use and rely upon such information for purposes of providing financial advice to the CGBD Special Committee. In addition, CSL III Advisor prepared certain unaudited forecasted financial information, which was made available to the CSL III Special Committee and the CSL III Board in connection with their evaluation of the Liquidity Alternatives, including the proposed Mergers, and to KBW which was authorized and directed to use and rely upon such information for purposes of providing financial advice to the CSL III Special Committee. The prospective financial information contained in this joint proxy statement/information statement/prospectus was prepared for internal use and not with a view to public disclosure and is being included in this joint proxy statement/information statement/prospectus only because the prospective financial information was provided to the CGBD Special Committee and CSL III Special Committee in connection with their evaluation of the proposed Mergers or to Raymond James and KBW which were authorized and directed to use and rely upon such information for purposes of providing financial advice to the CGBD Special Committee and the CSL III Special Committee, respectively. The summary of the projections and prospective financial information included in this joint proxy statement/information statement/prospectus are not being provided to influence the decision of CGBD Stockholders to vote for the Merger Stock Issuance Proposal.

The prospective financial information was not prepared with a view to compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The prospective financial information does not purport to present operations in accordance with U.S. generally accepted accounting principles, and CGBD’s and CSL III’s registered public accounting firms have not examined, compiled or otherwise applied procedures to the prospective financial information and accordingly assume no responsibility for such information.

The prospective financial information provided by CGCIM on behalf of CGBD and CSL III Advisor on behalf of CSL III, as applicable, was based solely on the information available to CGCIM and CSL III Advisor at that time. The inclusion of the prospective financial information in this joint proxy statement/information statement/prospectus should not be regarded as an indication that the prospective financial information will be necessarily predictive of actual future results, and the forecasts should not be relied upon as such. None of CGBD, CSL III, CGCIM, CSL III Advisor or any other person makes any representation to any security holders regarding the ultimate performance of CGBD or CSL III, as applicable, compared to the prospective financial information set forth in this joint proxy statement/information statement/prospectus.

The prospective financial information is not fact and reflects numerous assumptions and estimates as to future events made by CGCIM in the case of CGBD or CSL III Advisor in the case of CSL III, as applicable, that were believed to be reasonable at the time the prospective financial information was prepared and other factors such as industry performance and general business, economic, regulatory, market and financial conditions, as well as factors specific to the businesses of CGBD and CSL III, all of which are difficult to predict and many of which are beyond the control of CGBD and CSL III. Other persons attempting to project the future results of CGBD and CSL III will make their own assumptions that could result in projections materially different than those presented in this joint proxy statement/information statement/prospectus. In addition, the prospective financial information does not take into account any circumstances or events occurring after the date that they were prepared. Further, the prospective financial information does not take into account the effect of any failure to occur of the Mergers. Accordingly, there can be no assurance that the prospective financial information will be realized, and actual results could vary significantly from those reflected in the prospective financial information.

Neither CGBD nor CSL III intends to update or otherwise revise the prospective financial information to reflect circumstances existing after the date when made or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the prospective financial information are shown to be in error. The projections and prospective financial information in this joint proxy statement/information statement/prospectus are forward-looking statements. These statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. See “Special Note Regarding Forward-Looking Statements.”

Opinion of the Financial Advisor to the CGBD Special Committee

The CGBD Special Committee retained Raymond James to act as its investment banking advisor in connection with CGBD’s consideration of a possible acquisition, merger, reverse merger, consolidation, or other business combination transaction with respect to CSL III, or the sale, transfer, disposition, recapitalization, restructuring, joint venture, or other transaction or series or combinations of transactions that, directly or indirectly, had the effect of transferring a majority or controlling interest in CSL III’s securities or a majority of the consolidated fair market value of the assets, business, revenue or income of CSL III or its subsidiaries. The CGBD Special Committee selected Raymond James as a financial advisor because it is a globally recognized investment banking firm offering a full range of investment banking services to its clients. In the ordinary course of its investment banking business, Raymond James is regularly engaged in the valuation of financial institutions, including BDCs, and their securities in connection with mergers and acquisitions and other corporate transactions.

The CGBD Special Committee requested that Raymond James provide an opinion to the CGBD Special Committee as to whether, as of the date of the opinion, the Exchange Ratio, pursuant to the Merger Agreement is fair from a financial point of view to CGBD. With the consent of the CGBD Special Committee, Raymond James based its analysis and its opinion on (i) financial information as of June 30, 2024, provided by CGBD and CSL III regarding the NAV of each of CGBD (which value was approximately $860.8 million) and CSL III (which value was approximately $246.6 million); (ii) the number of issued and outstanding shares, as of June 30, 2024, of CGBD Common Stock (which number was 50,794,941) and CSL III Common Shares (which number was 11,587,705); and (iii) the closing price of CGBD Common Stock of $17.52 as of August 1, 2024, and that as a result of the foregoing, the Exchange Ratio would be 1.2350x.

At the August 2, 2024 meeting of the CGBD Special Committee, representatives of Raymond James rendered Raymond James’ oral opinion, which was subsequently confirmed by delivery of a written opinion to the CGBD Special Committee dated August 2, 2024, as to the fairness, as of such date, from a financial point of view, to CGBD of the Exchange Ratio pursuant to the Merger Agreement, based upon and subject to the procedures followed, assumptions made, matters considered, qualifications and limitations on the review undertaken in connection with the preparation of its opinion.

Raymond James provided its opinion for the information and assistance of the CGBD Special Committee (solely in its capacity as such) in connection with, and for purposes of, its consideration of the Mergers and its opinion only addresses whether the Exchange Ratio pursuant to the Merger Agreement was fair, from a financial point of view, to CGBD. The opinion of Raymond James did not address any other term or aspect of the Merger Agreement or the Mergers. Neither the Raymond James opinion nor the summary of its opinion and the related analyses set forth in this joint proxy statement/information statement/prospectus are intended to be, and do not constitute a recommendation to the CGBD Special Committee, the CGBD Board or any CGBD Stockholders as to how to act or vote with respect to the Mergers or any other matter.

The full text of the written opinion of Raymond James is attached as Annex B to this joint proxy statement/information statement/prospectus and is incorporated by reference herein. The summary of the opinion of Raymond James set forth in this document is qualified in its entirety by reference to the full text of the written opinion. CGBD Stockholders are urged to read the opinion carefully in its entirety. Raymond James’ opinion speaks only as of the date of the opinion. Raymond James’ opinion does not reflect any developments that may occur or may have occurred after the date of its opinion and prior to the completion of the Mergers.

In connection with its review of the proposed Mergers and the preparation of its opinion, Raymond James, among other things:

•	reviewed the financial terms and conditions as stated in the draft of the Merger Agreement dated July 31, 2024;

•

reviewed certain information related to the historical condition and prospects of CSL III and CGBD, as made available to Raymond James by or on behalf of CGBD, including, but not limited to, (a) financial projections prepared by CSL III Advisor, in the case of CSL III, and CGCIM, in the case of CGBD, and delivered to Raymond James by management of CGBD in both cases (the “Projections”) and (b) certain other forecasts and estimates of potential cost savings, operating efficiencies, investment income effects, and other synergies expected to result from the Mergers, as prepared by CGCIM and delivered to Raymond James by management of CGBD (the “Synergies”);

•

reviewed CSL III’s and CGBD’s audited financial statements for the years ended December 31, 2022 and 2023, and unaudited financial statements for the three-month period ended March 31 2024, as they appear in their respective filings with the SEC and unaudited draft financial statements for CGBD and CSL III for the six-month period ended June 30, 2024, as provided by CGBD;

•	reviewed CSL III’s and CGBD’s recent public filings and certain other publicly available information regarding CSL III and CGBD;

•	reviewed the financial and operating performance of CSL III and CGBD and those of other selected public companies that we deemed to be relevant;

•

considered certain publicly available financial terms of certain transactions we deemed to be relevant, including, without limitation, the nature and terms of certain other merger transactions and business combinations involving BDCs;

•	reviewed the current and historical market prices for CGBD Common Stock, and the current market prices of the publicly traded securities of certain other companies that we deemed to be relevant;

•	conducted and/or reviewed such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate;

•

received a certificate addressed to Raymond James from a member of senior management of CGBD regarding, among other things, the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, Raymond James by or on behalf of CGBD;

•

discussed with members of the senior management of CGBD certain information relating to the aforementioned and any other matters which we have deemed relevant to our inquiry including, but not limited to, the past and current business operations of CSL III and CGBD and the financial condition and future prospects and operations of CSL III and CGBD;

•	reviewed estimates regarding certain pro forma financial effects of the Mergers on CGBD (including, without limitation, the Synergies); and

•

performed such other studies and analyses as we considered appropriate and have taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of BDCs generally.

With the consent of the CGBD Special Committee, Raymond James assumed and relied upon the accuracy and completeness of all information supplied by or on behalf of CGBD or CSL III, or otherwise reviewed by or discussed with Raymond James, and Raymond James did not undertake any duty or responsibility to, nor did Raymond James, independently verify any of such information. Raymond James did not undertake any independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which CGBD or CSL III is a party or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which CGBD or CSL III is a party or may be subject. With the consent of the CGBD Special Committee, the opinion makes no assumption concerning, and therefore does not consider, the potential effects of any such litigation, claims or investigations or possible assertions. Raymond James did not make or obtain an independent appraisal of the assets or liabilities (contingent or otherwise) of CSL III. With respect to the Projections, Synergies and any other information and data provided to or otherwise reviewed by or discussed with Raymond James, Raymond James, with the consent of the CGBD Special Committee, assumed that the Projections, Synergies and such other information and data were reasonably prepared in good faith on bases reflecting the best then-currently available estimates and judgments of each of CGBD and CSL III, and Raymond James relied upon CGBD to advise Raymond James promptly if any information previously provided became inaccurate or was required to be updated during the period of its review. Raymond James was authorized by CGBD to rely on the projections and Raymond James expressed no opinion with respect to the Projections and the Synergies or the assumptions on which they were based. Raymond James is not an expert in the evaluation of loans and has not reviewed or analyzed any individual loans or the potential performance thereof. Based upon the terms specified in the Merger Agreement, Raymond James assumed that the Mergers would qualify as a reorganization under the provisions of Section 368(a) of the Code. Raymond James relied upon and assumed, without independent verification, that the final form of the Merger Agreement would be substantially similar to the draft dated July 31, 2024, reviewed by Raymond James in all respects material to its analysis, and that the Mergers would be consummated in accordance with the terms of the Merger Agreement without waiver of or amendment to any of the conditions thereto. Furthermore, Raymond James assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the Merger Agreement were true and correct and that each party would perform all of the covenants and agreements required to be performed by it under the Merger Agreement without being waived. Raymond James also relied upon and assumed, without independent verification, that (i) the Mergers would be consummated in a manner that complies in all respects with all applicable international, federal and state statutes, rules and regulations, and (ii) all governmental, regulatory and other consents and approvals necessary for the consummation of the Mergers would be obtained and that no delay, limitations, restrictions or conditions would be imposed or amendments, modifications or waivers made that would have an effect on the Mergers, CSL III or CGBD that would be material to its analysis or opinion.

Raymond James expressed no opinion as to the underlying business decision to effect the Mergers, the structure or tax consequences of the Mergers, or the availability or advisability of any alternatives to the Mergers. The Raymond James opinion is limited to the fairness, from a financial point of view, to CGBD of the Exchange Ratio. Raymond James expressed no view or opinion as to any terms or other aspects of the Mergers, including without limitation the actual Exchange Ratio that will be calculated prior to the closing of the First Merger pursuant to the terms of the Merger Agreement. Nor did Raymond James express any opinion as to the NAV per share of CGBD Common Stock or CSL III Common Shares or as to what the NAV per share of the CGBD Common Stock or CSL III Common Shares will be at any time.

Raymond James expressed no opinion with respect to any other reasons (legal, business, or otherwise) that may support the decision of the CGBD Special Committee to approve or consummate the Mergers. Furthermore, no opinion, counsel or interpretation was intended by Raymond James on matters that require legal, accounting or tax advice. Raymond James assumed that such opinions, counsel, or interpretations had been or would be obtained from appropriate professional sources. Furthermore, Raymond James relied, with the consent of the CGBD Special Committee, on the fact that CGBD was assisted by legal, accounting, and tax advisors, and, with the consent of CGBD Special Committee relied upon and assumed the accuracy and completeness of the assessments by CGBD and its advisors, as to all legal, accounting and tax matters with respect to CGBD and the Mergers.

In formulating its opinion, Raymond James considered only the Exchange Ratio, and Raymond James did not consider, and its opinion did not address, the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of CGBD, or such class of persons, in connection with the Mergers whether relative to the Exchange Ratio or otherwise. Raymond James was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things: (1) the fairness of the Mergers to the holders of any class of securities, creditors or other constituencies of CGBD or CSL III, or to any other party, except and only to the extent expressly set forth in the last sentence of its opinion or (2) the fairness of the Mergers to any one class or group of CGBD’s, CSL III’s or any other party’s security holders or other constituencies vis-à-vis any other class or group of CGBD’s, CSL III’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration to be received in the Mergers amongst or within such classes or groups of security holders or other constituents, including the holders of CGBD Preferred Stock). Raymond James expressed no opinion as to the impact of the Mergers on the solvency or viability of CGBD or CSL III or the ability of CGBD or CSL III to pay their respective obligations when they come due.

Material Financial Analyses

The following summarizes the material financial analyses reviewed by Raymond James with the CGBD Special Committee during its meeting on August 2, 2024. Unless the context indicates otherwise, the analyses relied upon the closing price of the common stock of the selected companies listed below as of August 1, 2024. Unless otherwise indicated, for each of the following analyses performed by Raymond James, financial and market data and earnings estimates for the selected companies were based on the companies’ filings with the SEC and certain publicly available research analyst estimates for those companies. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by Raymond James, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by Raymond James. Considering the data set forth in the tables below without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create an incomplete or potentially misleading view of the financial analyses performed by Raymond James underlying its opinion. No company or transaction used in the analyses described below is identical or directly comparable to CGBD, CSL III or the contemplated Mergers. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data that existed on or before August 1, 2024, and is not necessarily indicative of current market conditions.

Selected Companies Analysis. Raymond James analyzed the relative valuation multiples of fourteen (14) externally managed BDCs that have been publicly traded for over a year with market capitalizations greater than $800 million that it deemed relevant to its analysis. The selected companies Raymond James deemed relevant include the following:

•	Ares Capital Corporation

•	Barings BDC, Inc.

•	Bain Capital Specialty Finance, Inc.

•	Blackstone Secured Lending Fund

•	FS KKR Capital Corp.

•	Golub Capital BDC, Inc.

•	Goldman Sachs BDC, Inc.

•	MidCap Financial Investment Corporation

•	New Mountain Finance Corp.

•	Blue Owl Capital Corporation

•	Oaktree Specialty Lending Corporation

•	PennantPark Floating Rate Capital Ltd.

•	BlackRock TCP Capital Corp.

•	Sixth Street Specialty Lending Inc.

Raymond James calculated various financial multiples for each company, including price / NAV, price / latest twelve months (“LTM”) NII per share, price / estimated calendar year 2024 NII, and price / estimated calendar year 2025 NII. To perform this analysis, Raymond James used market price information as of August 1, 2024, reported NAV per share data as of the end of the most recent completed quarterly period available and LTM reported NII per share. Raymond James also used calendar years 2024 and 2025 NII estimates taken from consensus “street estimates” of the selected companies.

Raymond James reviewed the low, average, median, and high relative valuation multiples of the selected public companies, as well as corresponding implied transaction multiples for the proposed transaction based on the assumed Exchange Ratio for the proposed transaction of 1.2350x, which corresponding implied transaction multiples were calculated using financial forecasts and projections of CSL III provided by management of CGBD. The results of the selected public companies analysis are summarized below:

	Proposed Transaction		Selected Companies
Comparable Companies			Low	Median	Average	High
Price / NAV per share	1.02x	(1)	0.83x	0.98x	0.99x	1.22x
Price / LTM NII	9.1x	(1)	5.7x	7.8x	7.7x	9.5x
Price / CY2024 NII	8.8x		6.2x	8.2x	8.0x	9.1x
Price / CY2025 NII	8.9x		6.6x	8.5x	8.4x	9.5x

(1)

Multiples based on estimated CGBD June 30, 2024 NAV per share and estimated CGBD NII for the 12-month period ending June 30, 2024 using financial forecasts and projections of CGBD provided by CGBD management.

Raymond James then applied a range of price-to-NAV per share multiples of 0.83x to 1.22x derived from the low and high multiples of the selected companies to the estimated June 30, 2024, NAV per share of CSL III, using financial forecasts and projections of CSL III provided by management of CGBD. Raymond James also applied a range of price-to-LTM NII per share multiples of 5.7x to 9.5x derived from the low and high multiples of the selected companies to the estimated LTM NII per share of CSL III as of June 30, 2024, which was taken from financial forecasts and projections of CSL III provided by management of CGBD. Additionally, Raymond James applied a range of price-to-estimated calendar year 2024 NII per share multiples of 6.2x to 9.1x derived from the low and high multiples of the selected companies to the estimated calendar year 2024 NII per share of CSL III, which was taken from financial forecasts and projections of CSL III provided by management of CGBD, and a range of price-to-estimated calendar year 2025 NII per share multiples of 6.6x to 9.5x derived from the low and high multiples of the selected companies to the estimated calendar year 2025 NII per share of CSL III, which was also taken from financial forecasts and projections of CSL III provided by management of CGBD. The analysis indicated the following ranges of the implied exchange ratios for CSL III Common Shares, as compared to the assumed Exchange Ratio for the proposed transaction of 1.2350x:

Implied Exchange Ratio for CSL III Common Shares
Based on NAV per share estimate of CSL III as of June 30, 2024 provided by CGBD Management	1.0024x to 1.4777x
Based on LTM NII per share estimate of CSL III as of June 30, 2024 provided by CGBD Management	0.7760x to 1.2629x
Based on CY2024 NII estimate of CSL III provided by CGBD Management	0.8712x to 1.2691x
Based on CY2025 NII estimate of CSL III provided by CGBD Management	0.9191x to 1.3148x

Selected Transaction Analysis Involving Affiliates. Raymond James analyzed publicly available information relating to selected affiliate BDC mergers since 2017 and prepared a summary of the relative valuation multiples paid in these transactions. The selected transactions (and related dates of announcement) used in the analysis included:

•	Acquisition by Golub Capital BDC, Inc. of Golub Capital BDC 3, Inc. (June 2, 2024)

•	Acquisition by Franklin BSP Capital Corporation of Franklin BSP Lending Corporation (January 24, 2024)

•	Acquisition by BlackRock TCP Capital Corp. of BlackRock Capital Investment Corporation (March 18, 2024)

•	Acquisition by Oaktree Specialty Lending Corporation of Oaktree Strategic Income II (January, 23, 2023)

•	Acquisition by SLR Investment Corp. of SLR Senior Investment Corp. (April 1, 2022)

•	Acquisition by Goldman Sachs BDC, Inc. of Goldman Sachs Middle Market Lending Corp. (October 13, 2020)

•	Acquisition by Golub Capital BDC, Inc. of Golub Capital Investment Corp. (September 16, 2019)

•	Acquisition by FS Investment Corp. of Corporate Capital Trust, Inc. (December 19, 2018)

•	Acquisition by CGBD f/k/a TCG BDC, Inc. of NF Investment Corp. (June 9, 2017)

Raymond James examined valuation multiples of transaction enterprise value compared to the target companies’ price/target NAV and equity value/LTM NII, where such information was publicly available. Raymond James reviewed low, average, median, and high relative valuation multiples of the selected transactions and compared them to corresponding valuation multiples for CSL III implied by the Exchange Ratio. The results of the selected transactions analysis are summarized below:

	Proposed Transaction		Selected Transactions Involving Affiliates
Comparable Companies			Low	Median	Average	High
Price / Target NAV per share	1.02x	(1)	0.86x	0.98x	0.97x	1.07x
Equity Value / LTM NII	10.6x	(1)	8.9x	9.8x	10.0x	11.4x

(1)

Multiples based on estimated CSL III June 30, 2024 NAV per share and estimated CSL III NII for the 12-month period ending June 30, 2024 using financial forecasts and projections of CSL III provided by CGBD Management.

Raymond James then applied a range of price-to-target NAV per share multiples of 0.86x to 1.07x derived from the low and high multiples of the selected transactions involving affiliates to the estimated June 30, 2024, NAV per share of CSL III, using financial forecasts and projections of CSL III provided by CGBD management. Raymond James then applied a range of equity value-to-LTM NII multiples of 8.9x to 11.4x derived from the low and high multiples of the selected transactions involving affiliates to the estimated LTM NII per share of CSL III for the 12-month period ending June 30, 2024, using financial forecasts and projections of CSL III provided by CGBD management. The analysis indicated the following ranges of the implied exchange ratio for CSL III Common Shares, as compared to the assumed Exchange Ratio for the proposed transaction of 1.2350x:

Implied Exchange Ratio for CSL III Common Shares
Based on NAV per share estimate of CSL III as of June 30, 2024 provided by CGBD Management	1.0409x to 1.3007x
Based on LTM NII per share estimate of CSL III as of June 30, 2024 provided by CGBD Management	1.2143x to 1.5514x

No company or transaction used as a comparison in the above selected analyses is identical to CSL III or the proposed Mergers. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies selected.

Dividend Discount Analysis of CSL III. Raymond James performed a dividend discount analysis of CSL III on a standalone basis to estimate ranges for the implied equity value of CSL III. In this analysis, Raymond James used financial and operating forecasts and projections relating to dividends and net assets of CSL III that were provided by management of CGBD. Raymond James assumed discount rates ranging from 7.84% to 9.84%. Ranges of values were derived by adding (i) the present value of the estimated future dividends of CSL III over the period from the fiscal year ending December 31, 2024 through the fiscal year ending December 31, 2028 and (ii) the present value of CSL III’s implied terminal value at the end of such period. CSL III derived implied terminal values, based on December 31, 2028 estimated NAV per share multiples. Using implied terminal values for CSL III calculated by applying a terminal multiple range of 0.94x to 1.06x to CSL III’s estimated NAV per share as of December 31, 2028, this analysis resulted in a range of implied exchange ratios for CSL III Common Shares of approximately 1.1996x to 1.3857x, as compared to the assumed Exchange Ratio for the proposed transaction of 1.2350x.

The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including NAV per share and dividend assumptions, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of CSL III.

Contribution Analysis. Raymond James analyzed the relative standalone contribution of CGBD and CSL III to various pro forma balance sheet and income statement items of the combined entity as of June 30, 2024. This analysis did not include purchase accounting adjustments, transaction expenses or deferred financing costs. To perform this analysis, Raymond James used financial forecasts and projections of CGBD and CSL III provided and approved by CGBD. The results of Raymond James’ analysis are set forth in the following table, which also compares the results of Raymond James’ analysis with the implied formal ownership percentages of CGBD Stockholders and CSL III Shareholders in the combined company based on an assumed Exchange Ratio of 1.2350x:

	CGBD as a % of Total	CSL III as a % of Total
Pro Forma Ownership
Based on Assumed Exchange Ratio of 1.2350x	78.0%	22.0%
Balance Sheet (June 30, 2024)
Total Assets	81.7%	18.3%
Total Investments (Fair Value)	82.4%	17.6%
Total Net Asset Value	78.7%	21.3%
Income Statement
Estimated Net Investment Income for 12-Months Ending June 30, 2024	82.1%	17.9%
Estimated CY2024 Net Investment Income	78.4%	21.6%
Estimated CY2025 Net Investment Income	73.3%	26.7%

Pro Forma Impact Analysis. Raymond James performed an illustrative analysis of the pro forma impact of the Mergers on CGBD’s (i) projected 2025 NII per share (“2025 NII/Share”) and (ii) projected NAV per share (“NAV/Share”) as of December 31, 2025, in each case, taking into account estimated pro forma adjustments and expected cost savings, as prepared by management of CGBD for Raymond James’ use and reliance in preparing its opinion, based on an assumed Exchange Ratio of 1.2350 shares of CGBD Common Stock per CSL III

Common Share. CSL III standalone financial projections were prepared, adjusted and approved by management of CGBD for the years ending 2024, 2025, 2026, 2027, and 2028. Raymond James noted that the Mergers was accretive to both projected 2025 NII/Share and projected NAV/Share as of December 31, 2025, under each of the scenarios considered. The actual impact of the Mergers is subject to future actual financial results of CGBD and CSL III, including the actual pro forma adjustments, and such results may vary from the estimates included in Raymond James’ analysis.

Additional Considerations. The preparation of an opinion regarding fairness from a financial point of view is a complex process and is not susceptible to a partial analysis or summary description. Raymond James believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering the analyses taken as a whole, would create an incomplete view of the process underlying its opinion. In addition, Raymond James considered the results of all its analyses and did not assign relative weights to any of the analyses, but rather made qualitative judgments as to significance and relevance of each analysis and factor, so the ranges of valuations resulting from any particular analysis described above should not be construed to be the view of Raymond James as to the actual value of CSL III.

In performing its analyses, Raymond James made numerous assumptions with respect to industry performance, general business, economic and regulatory conditions and other matters, many of which are beyond the control of CGBD. The analyses performed by Raymond James are not necessarily indicative of actual values, trading values or actual future results which might be achieved, all of which may be significantly more or less favorable than suggested by its analyses. Such analyses were provided to the CGBD Special Committee (solely in its capacity as such) and were prepared solely as part of the analysis of Raymond James of the fairness, from a financial point of view, to CGBD of the Exchange Ratio pursuant to the Merger Agreement. The analyses do not purport to be appraisals or to reflect the prices at which companies may actually be sold, and such estimates are inherently subject to uncertainty. The opinion of Raymond James was one of many factors taken into account by the CGBD Special Committee in making its determination to approve the Mergers. Neither Raymond James’ opinion nor the analyses described above should be viewed as determinative of the CGBD Special Committee’s, the CGBD Board’s or CGBD’s management’s views with respect to CGBD, CSL III or the Mergers. Raymond James did not, however, recommend any specific amount of consideration to the CGBD Special Committee or that any specific type of consideration constituted the only appropriate consideration for the Mergers. CGBD placed no limits on the scope of the analysis performed, or opinion expressed, by Raymond James.

The Raymond James opinion was necessarily based upon market, economic, financial and other circumstances and conditions existing and disclosed to it on August 1, 2024. The credit, financial and stock markets have been experiencing unusual volatility arising from factors related to, among other things, general economic conditions, geopolitical and economic uncertainty and inflation and Raymond James expresses no opinion or view as to any potential effects of such volatility on the Mergers, CGBD, or CSL III. Although subsequent developments may occur, and any material change in such circumstances and conditions may affect the opinion of Raymond James, but Raymond James does not have any obligation to update, revise or reaffirm that opinion. Raymond James relied upon and assumed, without independent verification, that there had been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of CGBD or CSL III since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Raymond James that would be material to its analyses or its opinion, and that there was no information or any facts that would make any of the information reviewed by Raymond James incomplete or misleading in any material respect.

For services rendered in connection with the delivery of its opinion, CGBD paid Raymond James an investment banking fee of $250,000 upon delivery of its opinion. CGBD will also pay Raymond James a fee of $1,500,000 for advisory services in connection with the Mergers, which is contingent upon the closing of the Mergers. CGBD also agreed to reimburse Raymond James for its expenses incurred in connection with its services, including the fees and expenses of its counsel, and will indemnify Raymond James against certain liabilities arising out of its engagement.

Raymond James is actively involved in the investment banking business and regularly undertakes the valuation of investment securities in connection with public offerings, private placements, business combinations and similar transactions. In the two years preceding the date of this Opinion, Raymond James has not received material compensation from CGBD or CSL III. In the ordinary course of business, Raymond James may trade in the securities of CGBD for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. Raymond James may provide investment banking, financial advisory and other financial services to CGBD and/or other participants in the Mergers in the future, for which Raymond James may receive compensation.

Opinion of the Financial Advisor to the CSL III Special Committee

CSL III engaged KBW to render financial advisory and investment banking services to the CSL III Special Committee, including an opinion to the CSL III Special Committee and, as requested by the CSL III Special Committee, the CSL III Board, as to the fairness, from a financial point of view, to the holders of CSL III Common Shares of the Exchange Ratio in the First Merger. CSL III selected KBW because KBW is a nationally recognized investment banking firm with substantial experience in transactions similar to the First Merger.

As part of its engagement, representatives of KBW attended the meeting of the CSL III Special Committee held on August 1, 2024 and the meeting of the CSL III Board held on August 2, 2024 at which the CSL III Special Committee and the CSL III Board evaluated the proposed Mergers. At these meetings, KBW reviewed the financial aspects of the proposed transaction, and KBW rendered an opinion, dated August 2, 2024, to the CSL III Special Committee and the CSL III Board to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the Exchange Ratio (which was assumed to be 1.2258x) in the First Merger was fair, from a financial point of view, to the holders of CSL III Common Shares. The CSL III Board, upon recommendation of the CSL III Special Committee, approved the Merger Agreement at the meeting held on August 2, 2024.

The description of the opinion set forth herein is qualified in its entirety by reference to the full text of the opinion, which is attached as Annex C to this joint proxy statement/information statement/prospectus and is incorporated herein by reference, and describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion. KBW’s opinion is included in this joint proxy statement/information statement/prospectus for informational purposes (there is no vote of CSL III Shareholders with respect to the transaction) solely because the opinion was considered by the CSL III Special Committee and the CSL III Board in connection with the transaction.

KBW’s opinion speaks only as of the date of the opinion. The opinion was for the information of, and was directed to, the CSL III Special Committee (in its capacity as such) and, as requested by the CSL III Special Committee, the CSL III Board (in its capacity as such) in connection with their respective consideration of the financial terms of the transaction. The opinion addressed only the fairness, from a financial point of view, of the Exchange Ratio in the First Merger to the holders of CSL III Common Shares. It did not address the underlying business decision of CSL III to engage in the transaction or enter into the Merger Agreement or constitute a recommendation to the CSL III Special Committee or the CSL III Board in connection with the transaction, and it does not constitute a recommendation to any CSL III Shareholder or any stockholder of any other entity as to how to act in connection with the transaction or any other matter.

KBW’s opinion was reviewed and approved by KBW’s Fairness Opinion Committee in conformity with its policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

At the direction of CSL III and with the consent of the CSL III Special Committee, KBW assumed, without independent verification, for purposes of its analyses and opinion, that the CSL III Per Share NAV will be

$21.28, that, if the CGBD Common Stock Price were equal to the closing price per share of CGBD Common Stock on July 31, 2024 and if the CGBD Per Share NAV were equal to the publicly reported March 31, 2024 NAV per share of CGBD Common Stock, the CSL III Share of CGBD Premium would be 0.0173, and that, as a result of the foregoing, the Exchange Ratio in the First Merger would be 1.2258x.

In connection with the opinion, KBW reviewed, analyzed and relied upon material bearing upon the financial and operating condition of CSL III and CGBD and bearing upon the transaction, including, among other things:

•	a draft of the Merger Agreement, dated August 1, 2024 (the most recent draft then made available to KBW);

•	the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2023 of CSL III;

•	the unaudited quarterly financial statements and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024 of CSL III;

•	certain preliminary draft and unaudited financial results for the quarter ended June 30, 2024 of CSL III (provided by CSL III);

•	the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2023 of CGBD;

•	the unaudited quarterly financial statements and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024 of CGBD;

•	certain preliminary draft and unaudited financial results for the quarter ended June 30, 2024 of CGBD (provided by CGBD);

•	certain other interim reports and other communications of CSL III and CGBD to their respective shareholders or stockholders; and

•

other financial information concerning the respective businesses and operations of CSL III and CGBD furnished to KBW by CSL III and CGBD or which KBW was otherwise directed to use for purposes of its analysis.

KBW’s consideration of financial information and other factors that it deemed appropriate under the circumstances or relevant to its analyses included, among others, the following:

•	the historical and current financial position and results of operations of CSL III and CGBD;

•	the assets and liabilities of CSL III and CGBD;

•	the nature and terms of certain other merger transactions and business combinations in the BDC industry;

•

a comparison of certain financial information for CSL III and certain financial and stock market information for CGBD with similar information for certain other companies, the securities of which are publicly traded;

•

financial and operating forecasts and projections of CSL III and CGBD (both on a standalone and pro forma combined basis) that were prepared by the management of CGCIM and CSL III Advisor, which is a subsidiary of CGCIM, that were provided to KBW by CGCIM and CSL III Advisor and discussed with KBW by the management of CGCIM and CSL III Advisor, and that were used and relied upon by KBW based on such discussions, at the direction of CSL III and with the consent of the CSL III Special Committee; and

•

estimates regarding certain pro forma financial effects of the transaction (including, without limitation, the cost savings and operating synergies expected to result or be derived from the transaction) that were prepared by the management of CGCIM and CSL III Advisor, provided to KBW by CGCIM and CSL III Advisor and discussed with KBW by the management of CGCIM and CSL III Advisor, and used and relied upon by KBW based on such discussions, at the direction of CSL III and with the consent of the CSL III Special Committee.

KBW also performed such other studies and analyses as it considered appropriate and took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation and knowledge of the BDC industry generally. KBW also participated in discussions with the management of CGCIM and CSL III Advisor regarding the past and current business operations, regulatory relations, financial condition and future prospects of CSL III and CGBD and such other matters as KBW deemed relevant to its inquiry. KBW was not requested to assist, and did not assist, the CSL III Special Committee and CSL III with soliciting indications of interest from third parties regarding a potential transaction with CSL III.

In conducting its review and arriving at its opinion, KBW relied upon and assumed the accuracy and completeness of all of the financial and other information provided to or discussed with KBW or that was publicly available and did not independently verify the accuracy or completeness of any such information or assume any responsibility or liability for such verification, accuracy or completeness. KBW relied, with the consent of CSL III and the CSL III Special Committee, upon the management of CGCIM and CSL III Advisor as to the reasonableness and achievability of the financial and operating forecasts and projections of CSL III and CGBD and the estimates regarding certain pro forma financial effects of the transaction (including, without limitation, the cost savings and operating synergies expected to result or be derived from the transaction), all as referred to above (and the assumptions and bases for all such information), and KBW assumed that all such information were reasonably prepared and represented the best currently available estimates and judgments of the management of CGCIM and CSL III Advisor and that the forecasts, projections and estimates reflected in such information would be realized in the amounts and in the time periods estimated by such management.

It is understood that the foregoing financial information of CSL III and CGBD that was provided to KBW was not prepared with the expectation of public disclosure and that all of the foregoing financial information was based on numerous variables and assumptions that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions and, in particular, the widespread disruption, extraordinary uncertainty and unusual volatility arising from global tensions and political unrest, economic uncertainty, inflation, prolonged higher interest rates and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions) and, accordingly, actual results could vary significantly from those set forth in such information. KBW relied on all such information without independent verification or analysis and did not in any respect assume any responsibility or liability for the accuracy or completeness thereof. KBW assumed, based on discussions with the management of CGCIM and CSL III Advisor, and with the consent of CSL III and the CSL III Special Committee, that all such information provided a reasonable basis upon which KBW could form its opinion, and KBW expressed no view as to any such information or the assumptions or bases therefor. Among other things, the financial and operating forecasts and projections of CSL III referred to above assumed an orderly wind-down scenario ending in 2029. KBW was not provided with financial and operating forecasts and projections of CSL III that assumed no wind-down or that extended beyond 2029 and, accordingly and at the direction of CSL III and with the consent of the CSL III Special Committee, KBW did not perform a dividend discount model analysis of CSL III that assumed no wind-down.

KBW also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either CSL III or CGBD since the date of the last financial statements of each such entity that were made available to KBW. In rendering its opinion, KBW did not make or obtain any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of CSL III or CGBD, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor did KBW examine any individual loan or credit files, nor did it evaluate the solvency, financial capability or fair value of CSL III or CGBD under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. KBW expressed no view as to the value of any investment asset owned by CSL III or CGBD that was used in connection with the net asset value computations made by CSL III or CGBD or the valuation policies and procedures of CSL III or CGBD in connection therewith. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Such estimates are inherently subject to uncertainty and should not be taken as KBW’s view of the actual value of any companies or assets.

KBW assumed, in all respects material to its analyses, the following:

•

the transaction and any related transactions (including the Preferred Stock Exchange) would be completed substantially in accordance with the terms set forth in the Merger Agreement (the final terms of which KBW assumed would not differ in any respect material to its analyses from the draft reviewed by KBW and referred to above), with no adjustments to the Exchange Ratio assumed for purposes of its opinion and with no other consideration or payments in respect of CSL III Common Shares;

•	the representations and warranties of each party in the Merger Agreement and in all related documents and instruments referred to in the Merger Agreement were true and correct;

•	each party to the Merger Agreement and all related documents would perform all of the covenants and agreements required to be performed by such party under such documents;

•

there were no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the transaction or any related transactions and all conditions to the completion of the transaction and any related transactions would be satisfied without any waivers or modifications to the Merger Agreement or any of the related documents; and

•

in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the transaction and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, would be imposed that would have a material adverse effect on the future results of operations or financial condition of CSL III, CGBD or the pro forma entity, or the contemplated benefits of the transaction, including without limitation the cost savings and operating synergies expected to result or be derived from the transaction.

KBW assumed that the transaction would be consummated in a manner that complies with the applicable provisions of the Securities Act, the Exchange Act, and all other applicable federal and state statutes, rules and regulations. KBW was further advised by representatives of CSL III that CSL III relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to CSL III, CGBD, Merger Sub, the transaction and any related transaction, and the Merger Agreement. KBW did not provide advice with respect to any such matters.

KBW’s opinion addressed only the fairness, from a financial point of view, as of the date of such opinion, of the Exchange Ratio in the First Merger to the holders of CSL III Common Shares. KBW expressed no view or opinion as to any other terms or aspects of the transaction or any term or aspect of any related transaction (including the Preferred Stock Exchange and the termination of the CSL III Investment Advisory Agreement and the CSL III Administration Agreement), including without limitation, the form or structure of the transaction or any such related transaction, any consequences of the transaction or any related transaction to CSL III, CSL III Shareholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, consulting, support, shareholder or other agreements, arrangements or understandings contemplated or entered into in connection with the transaction, any such related transaction, or otherwise. KBW’s opinion was necessarily based upon conditions as they existed and could be evaluated on the date of the opinion and the information made available to KBW through the date of the opinion. There has been significant volatility in the stock and other financial markets arising from global tensions and political unrest, economic uncertainty, inflation, prolonged higher interest rates and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions. Developments subsequent to the date of KBW’s opinion may have affected and may affect the conclusion reached in KBW’s opinion and KBW did not and does not have an obligation to update, revise or reaffirm its opinion. KBW expressed no view or opinion as to any changes to the CGBD Common Stock Price, the CSL III Per Share NAV, the CGBD Per Share NAV or the CSL III Share of CGBD Premium after the date hereof from the respective amounts thereof that KBW assumed for purposes of its analyses and opinion. KBW’s opinion did not address, and KBW expressed no view or opinion with respect to:

•	the underlying business decision of CSL III to engage in the transaction or enter into the Merger Agreement;

•

the relative merits of the transaction as compared to any strategic alternatives that are, have been or may be available to or contemplated by CSL III, the CSL III Special Committee or the CSL III Board;

•

the fairness of the amount or nature of any compensation to any of CSL III’s officers, directors or employees, or any class of such persons, relative to any compensation to the holders of CSL III Common Shares;

•

the effect of the transaction or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of CSL III (other than holders of CSL III Common Shares, solely with respect to the assumed 1.2258x Exchange Ratio and not relative to the consideration to be received by holders of any other class of securities) or holders of any class of securities of CGBD or any other party to any transaction contemplated by the Merger Agreement;

•	any fees payable by CSL III to CSL III Advisor for investment advisory and management services;

•

the different Exchange Ratio calculations provided for in the Merger Agreement and whether the CGBD Common Stock Price would actually be greater than the CGBD Per Share NAV or what the actual number of shares of CGBD Common Stock to be received in the First Merger for each CSL III Common Share would be;

•	the actual value of CGBD Common Stock to be issued in connection with the First Merger or the Preferred Stock Exchange;

•	the prices, trading range or volume at which CGBD Common Stock would trade following the public announcement of the transaction or following the consummation of the transaction;

•	any advice or opinions provided by any other advisor to any of the parties to the transaction or any other transaction contemplated by the Merger Agreement; or

•

any legal, regulatory, accounting, tax or similar matters relating to CSL III, CGBD, Merger Sub, any of their respective shareholders or stockholders, or relating to or arising out of or as a consequence of the transaction or any other related transaction, including whether or not the transaction and the Preferred Stock Exchange would qualify as a tax-free reorganization for United States federal income tax purposes.

In performing its analyses, KBW made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of KBW, CSL III and CGBD. Any estimates contained in the analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, the KBW opinion was among several factors taken into consideration by the CSL III Special Committee in making its determination to recommend the approval by the CSL III Board of the Merger Agreement and the transaction and by the CSL III Board in making its determination to approve the Merger Agreement and the transaction. Consequently, the analyses described below should not be viewed as determinative of the decision of the CSL III Special Committee or the CSL III Board with respect to the fairness of the Exchange Ratio. The type and amount of consideration payable in the transaction were determined through negotiation between CSL III and CGBD and the decision of CSL III to enter into the Merger Agreement was solely that of the CSL III Board based on the recommendation of the CSL III Special Committee.

The following is a summary of the material financial analyses presented by KBW to the CSL III Special Committee and the CSL III Board in connection with its opinion. The summary is not a complete description of the financial analyses underlying the opinion or the presentation made by KBW to the CSL III Special Committee and the CSL III Board, but summarizes the material analyses performed and presented in connection with such opinion. The financial analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex analytic process involving various determinations as to appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, KBW did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, KBW believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion.

Implied Transaction Value for the Transaction. KBW calculated an implied transaction value for the proposed transaction of $21.65 per outstanding CSL III Common Share based on an assumed 1.2258x Exchange Ratio and the closing price of CGBD Common Stock on July 31, 2024. This implied transaction value for the proposed transaction was used to calculate implied transaction multiples and those multiples were compared to the low, 25th percentile, median, average, 75th percentile and high multiples shown in the financial analyses of CSL III described below. This implied transaction value for the proposed transaction was also compared to reference ranges of implied value per CSL III Common Share in the financial analyses of CSL III described below.

Selected Companies Analysis of CSL III. Using publicly available information, KBW reviewed, among other things, the market performance of 33 selected publicly traded, externally managed BDCs with market capitalizations greater than $300 million, which selected companies included CGBD.

The selected companies were as follows (shown in descending order of market capitalization):

Ares Capital Corporation
Blackstone Secured Lending Fund
Blue Owl Capital Corporation
FS KKR Capital Corp.
Golub Capital BDC, Inc.
Prospect Capital Corporation
Sixth Street Specialty Lending, Inc.
Blue Owl Capital Corporation III
Morgan Stanley Direct Lending Fund
Goldman Sachs BDC, Inc.
Oaktree Specialty Lending Corporation
New Mountain Finance Corporation
MidCap Financial Investment Corporation
Kayne Anderson BDC, Inc.
Bain Capital Specialty Finance, Inc.
Barings BDC, Inc.

Nuveen Churchill Direct Lending Corp.
BlackRock TCP Capital Corp.
Carlyle Secured Lending Inc.
SLR Investment Corp.
PennantPark Floating Rate Capital Ltd.
Crescent Capital BDC, Inc.
CION Investment Corporation
Fidus Investment Corporation
Palmer Square Capital BDC Inc.
Gladstone Capital Corporation
Gladstone Investment Corporation
PennantPark Investment Corporation
Runway Growth Finance Corp.
Horizon Technology Finance Corporation
Stellus Capital Investment Corporation
TriplePoint Venture Growth BDC Corp.
Saratoga Investment Corp.

To perform this analysis, KBW used market price information as of July 31, 2024, reported NAV per share data as of the end of the most recent completed quarterly period available, LTM reported NII per share and LTM adjusted NII per share before base management fees or incentive fees (“Pre-Mgmt. Fee Adj. NII”) of the selected companies. KBW also used calendar years 2024 and 2025 NII per share estimates taken from consensus “street estimates” of the selected companies.

KBW’s analysis showed the following concerning the market performance of the selected companies, as well as corresponding implied transaction multiples for the proposed transaction based on the implied transaction value for the proposed transaction of $21.65 per outstanding CSL III Common Share, which corresponding implied transaction multiples were calculated using preliminary historical financial data of CSL III as of or for the 12-month period ended June 30, 2024 provided to KBW and forecasts and projections of CSL III for calendar years 2024 and 2025 provided to KBW:

Selected Companies
	Proposed Transaction	Low	25th Percentile	Median	Average	75th Percentile	High
Price / NAV per share	1.02x	0.60x	0.92x	0.97x	0.97x	1.03x	1.28x
Price / LTM NII per share	9.1x	4.5x	6.8x	7.8x	8.4x	8.3x	22.9x
Price / LTM Pre-Mgmt. Fee Adj. NII	7.5x	3.6x	4.9x	5.5x	5.8x	6.1x	17.0x
Price / CY2024 NII per share	9.7x	5.2x	7.6x	8.2x	8.2x	8.7x	13.6x
Price / CY2025 NII per share	11.2x	6.0x	7.9x	8.7x	8.7x	9.3x	13.6x

KBW then applied a range of price-to-NAV per share multiples of 0.92x to 1.03x derived from the 25th percentile and 75th percentile multiples of the selected companies to the June 30, 2024 NAV per share of CSL III, resulting in a reference range of implied values per CSL III Common Share that included the implied transaction value for the proposed transaction of $21.65 per outstanding CSL III Common Share within said range. KBW then applied a range of price-to-estimated calendar year 2024 NII per share multiples of 7.56x to 8.70x derived from the 25th percentile and 75th percentile multiples of the selected companies to the estimated calendar year 2024 NII per share of CSL III, resulting in a reference range of implied values per CSL III Common Share that was below the implied transaction value for the proposed transaction of $21.65 per outstanding CSL III Common Share, and applied a range of price-to-estimated calendar year 2025 NII per share multiples of 7.92x to 9.25x derived from the 25th percentile and 75th percentile multiples of the selected companies to the estimated calendar year 2025 NII per share of CSL III, resulting in a reference range of implied values per CSL III Common Share that was below the implied transaction value for the proposed transaction of $21.65 per outstanding CSL III Common Share.

No company used as a comparison in the above selected companies analysis is identical to CSL III. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Selected Companies Analysis of CGBD. Using publicly available information, KBW reviewed, among other things, the market performance of 32 selected publicly traded, externally managed BDCs with market capitalizations greater than $300 million.

The selected companies were as follows (shown in descending order of market capitalization):

Ares Capital Corporation
Blackstone Secured Lending Fund
Blue Owl Capital Corporation
FS KKR Capital Corp.
Golub Capital BDC, Inc.
Prospect Capital Corporation
Sixth Street Specialty Lending, Inc.
Blue Owl Capital Corporation III
Morgan Stanley Direct Lending Fund
Goldman Sachs BDC, Inc.
Oaktree Specialty Lending Corporation
New Mountain Finance Corporation
MidCap Financial Investment Corporation
Kayne Anderson BDC, Inc.
Bain Capital Specialty Finance, Inc.
Barings BDC, Inc.
Nuveen Churchill Direct Lending Corp.
BlackRock TCP Capital Corp.
SLR Investment Corp.
PennantPark Floating Rate Capital Ltd.
Crescent Capital BDC, Inc.
CION Investment Corporation
Fidus Investment Corporation
Palmer Square Capital BDC Inc.
Gladstone Capital Corporation
Gladstone Investment Corporation
PennantPark Investment Corporation
Runway Growth Finance Corp.
Horizon Technology Finance Corporation
Stellus Capital Investment Corporation
TriplePoint Venture Growth BDC Corp.
Saratoga Investment Corp.

To perform this analysis, KBW used market price information as of July 31, 2024, reported NAV per share data as of the end of the most recent completed quarterly period available, LTM reported NII per share and LTM Pre-Mgmt. Fee Adj. NII of the selected companies. KBW also used calendar years 2024 and 2025 NII per share estimates taken from consensus “street estimates” of the selected companies.

KBW’s analysis showed the following concerning the market performance of the selected companies, as well as corresponding implied multiples for CGBD based on the closing price of CGBD Common Stock on July 31, 2024 which corresponding implied multiples were calculated using historical reported financial data of

CGBD as of or for the 12-month period ended March 31, 2024 and financial forecasts and projections of CGBD for calendar years 2024 and 2025 provided to KBW:

	CGBD	Selected Companies
		Low	25th Percentile	Median	Average	75th Percentile	High
Price / NAV per share	1.04x	0.60x	0.92x	0.97x	0.97x	1.02x	1.28x
Price / LTM NII per share	8.0x	4.5x	6.8x	7.8x	8.4x	8.3x	22.9x
Price / LTM Pre-Mgmt. Fee Adj. NII	5.5x	3.6x	4.9x	5.5x	5.9x	6.1x	17.0x
Price / CY2024 NII per share	8.6x	5.2x	7.5x	8.1x	8.2x	8.7x	13.6x
Price / CY2025 NII per share	9.0x	6.0x	7.9x	8.7x	8.7x	9.2x	13.6x

No company used as a comparison in the above selected companies analysis is identical to CGBD. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Selected Transactions Analysis. KBW reviewed publicly available information related to 28 selected acquisitions of U.S. BDCs announced since the beginning of 2015 (including affiliate mergers).

The selected transactions were as follows:

Acquirer	Acquired Company
North Haven Private Income Fund LLC	SL Investment Corp.
Golub Capital BDC, Inc.	Golub Capital BDC 3, Inc.
Midcap Financial Investment Corporation	Apollo Senior Floating Rate Fund Inc.
Midcap Financial Investment Corporation	Apollo Tactical Income Fund Inc.
Franklin BSP Capital Corporation	Franklin BSP Lending Corporation
BlackRock TCP Capital Corp.	BlackRock Capital Investment Corporation
Crescent Capital BDC, Inc.	First Eagle Alternative Capital BDC, Inc.
Oaktree Specialty Lending Corporation	Oaktree Strategic Income II, Inc.
SLR Investment Corp.	SLR Senior Investment Corp.
Barings BDC Inc.	Sierra Income Corporation
Portman Ridge Finance Corp	Harvest Capital Credit Corp
FS KKR Capital Corp.	FS KKR Capital Corp. II
Oaktree Specialty Lending Corporation	Oaktree Strategic Income Corporation
Barings BDC, Inc.	MVC Capital, Inc.
Portman Ridge Finance Corp	Garrison Capital
Goldman Sachs BDC, Inc.	Goldman Sachs Middle Market Lending Corp.
Crescent Capital BDC, Inc.	Alcentra Capital Corp.
Portman Ridge Finance Corp	OHA Investment Corp
FS Investment Corporation II	FS Investment Corporation III, FS Investment Corporation IV, Corporate Capital Trust II
East Asset Management, LLC	Rand Capital Corporation
Golub Capital BDC, Inc.	Golub Capital Investment Corporation
FS Investment Corporation	Corporate Capital Trust, Inc.
Benefit Street Partners LLC; Barings	Triangle Capital Corporation
CGBD f/k/a TCG BDC, Inc.	NF Investment Corp.
CĪON Investment Corporation	Credit Suisse Park View BDC, Inc.
MAST Capital Management LLC; Great Elm Capital Group Inc.	Full Circle Capital Corporation
Ares Capital Corporation	American Capital, Ltd.
PennantPark Floating Rate Capital Ltd.	MCG Capital Corporation

For each selected transaction, KBW derived the following implied transaction statistics, in each case based on the transaction consideration value paid for the acquired company (including contributions by external managers) and using financial data based on the acquired company’s then latest publicly available financial statements prior to the announcement of the respective transaction (adjusted to reflect announced pre-closing adjustments):

•	Price to NAV per share of the acquired company;

•	Price to LTM NII per share of the acquired company; and

•	Price to LTM Pre-Mgmt. Fee Adj. NII (adjusted to exclude management fees, incentive fees, and fee waivers).

KBW also reviewed the price per common share paid for the acquired company for the 18 selected transactions involving publicly traded acquired companies as a premium/(discount) to the closing price of the acquired company one day and 30 days prior to the announcement of the respective transaction (expressed as percentages and referred to as the one-day market premium and the 30-day market premium). The resulting transaction statistics for the selected transactions were compared with the corresponding implied transaction statistics for the proposed transaction based on the implied transaction value for the proposed transaction of $21.65 per outstanding CSL III Common Share, which corresponding implied transaction statistics were calculated using preliminary historical financial data of CSL III as of or for the 12-month period ended June 30, 2024 provided by CSL III.

All Selected Transactions. KBW’s analysis showed the following concerning the proposed transaction and the selected transactions (excluding the impact of the price-to-LTM NII per share multiples of five of the selected transactions and the price-to-LTM Pre-Mgmt. Fee Adj. NII multiples of three of the selected transactions, which multiples were considered to be not meaningful because they were either negative or greater than 35.0x).

	Proposed Transaction	Selected Transactions
		Low	25th Percentile	Median	Average	75th Percentile	High
Price / NAV Per Share	1.02x	0.58x	0.82x	0.95x	0.91x	1.00x	1.16x
Price / LTM NII Per Share	9.1x	5.2x	9.4x	10.6x	11.5x	12.5x	30.6x
Price / Pre-Mgmt. Fee LTM Adj. NII	7.5x	3.3x	6.9x	8.2x	8.4x	9.4x	18.9x
One-Day Market Premium	—	-4.3%	1.1%	20.3%	20.8%	35.0%	80.1%
30-Day Market Premium	—	-9.0%	1.1%	22.5%	22.5%	32.1%	101.8%

KBW then applied a range of price-to-NAV per share multiples of 0.82x to 1.00x derived from the 25th percentile and 75th percentile multiples of the selected transactions to the June 30, 2024 NAV per share of CSL III, resulting in a reference range of implied values per CSL III Common Share that was below the implied transaction value for the proposed transaction of $21.65 per outstanding CSL III Common Share. KBW then applied a range of price-to-LTM NII per share multiples of 9.39x to 12.48x derived from the 25th percentile and 75th percentile multiples of the selected transactions to the LTM NII per share of CSL III for the 12-month period ended June 30, 2024, resulting in a reference range of implied values per CSL III Common Share that was above the implied transaction value for the proposed transaction of $21.65 per outstanding CSL III Common Share. KBW then applied a range of price-to-LTM Pre-Mgmt. Fee Adj. NII multiples of 6.86x to 9.43x derived from the 25th percentile and 75th percentile multiples of the selected transactions to the LTM Pre-Mgmt. Fee Adj. NII of CSL III for the 12-month period ended June 30, 2024, resulting in a reference range of implied values per CSL III Common Share that included the implied transaction value for the proposed transaction of $21.65 per outstanding CSL III Common Share within said range.

Selected Transactions Involving Affiliates. KBW’s analysis also showed the following concerning the proposed transaction and the 15 selected transactions involving affiliate mergers (North Haven Private Income Fund LLC/SL Investment Corp, Golub Capital BDC, Inc./Golub Capital BDC 3, Inc., Midcap Financial

Investment Corp./Apollo Senior Floating Rate Fund Inc., Midcap Financial Investment Corp./Apollo Tactical Income Fund Inc., Franklin BSP Capital Corporation/Franklin BSP Lending Corporation, BlackRock TCP Capital Corp./BlackRock Capital Investment Corporation, Oaktree Specialty Lending Corporation/Oaktree Strategic Income II, Inc., SLR Investment Corp./SLR Senior Investment Corp., FS KKR Capital Corp./FS KKR Capital Corp. II, Oaktree Specialty Lending Corporation/Oaktree Strategic Income Corporation, Goldman Sachs BDC, Inc./Goldman Sachs Middle Market Lending Corp., FS Investment Corporation II/FS Investment Corporation III (and others), Golub Capital BDC, Inc./Golub Capital Investment Corporation, FS Investment Corporation/Corporate Capital Trust, Inc., and CGBD/NF Investment Corp.), eight of which selected transactions involved publicly traded acquired companies:

	Proposed Transaction	Selected Transactions Involving Affiliates
		Low	25th Percentile	Median	Average	75th Percentile	High
Price / NAV Per Share	1.02x	0.71x	0.89x	0.95x	0.94x	1.00x	1.16x
Price / LTM NII Per Share	9.1x	6.9x	9.4x	10.4x	10.5x	10.6x	15.1x
Price / Pre-Mgmt. Fee LTM Adj. NII	7.5x	6.0x	6.9x	7.3x	8.0x	8.2x	12.8x
One-Day Market Premium	—	-1.7%	-1.1%	1.3%	6.6%	12.0%	27.3%
30-Day Market Premium	—	-9.0%	-1.5%	1.5%	6.1%	13.4%	32.6%

KBW then applied a range of price-to-NAV per share multiples of 0.89x to 1.00x derived from the 25th percentile and 75th percentile multiples of the selected transactions involving affiliates to the June 30, 2024 NAV per share of CSL III, resulting in a reference range of implied values per CSL III Common Share that was below the implied transaction value for the proposed transaction of $21.65 per outstanding CSL III Common Share. KBW then applied a range of price-to-LTM NII per share multiples of 9.39x to 10.64x derived from the 25th percentile and 75th percentile multiples of the selected transactions involving affiliates to the LTM NII per share of CSL III for the 12-month period ended June 30, 2024, resulting in a reference range of implied values per CSL III Common Share that was above the implied transaction value for the proposed transaction of $21.65 per outstanding CSL III Common Share. KBW then applied a range of price-to-LTM Pre-Mgmt. Fee Adj. NII multiples of 6.92x to 8.17x derived from the 25th percentile and 75th percentile multiples of the selected transactions to the LTM Pre-Mgmt. Fee Adj. NII of CSL III for the 12-month period ended June 30, 2024, resulting in a reference range of implied values per CSL III Common Share that included the implied transaction value for the proposed transaction of $21.65 per outstanding CSL III Common Share within said range.

No company or transaction used as a comparison in the above selected transaction analysis is identical to CSL III or the proposed transaction. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Wind-Down Analysis. KBW performed a wind-down analysis of CSL III on a standalone basis to estimate a range for the implied equity value of CSL III. In this analysis, KBW was provided and used financial and operating forecasts and projections relating to the net cash flows of CSL III. KBW assumed discount rates ranging from 10.7% to 12.7%. The range of values was derived by calculating the present value of the estimated future net cash flows of CSL III over the period from December 31, 2024 through September 30, 2029. This analysis resulted in a reference range of implied values per CSL III Common Share that was below the implied transaction value for the proposed transaction of $21.65 per outstanding CSL III Common Share.

The results of the wind-down analysis are highly dependent on the assumptions that must be made, including net cash flow and discount rate assumptions. The analysis did not purport to be indicative of the actual values or expected values of CSL III.

Dividend Discount Analysis of CGBD. KBW performed a dividend discount analysis of CGBD on a standalone basis to estimate ranges for the implied equity value of CGBD. In this analysis, KBW was provided and used financial and operating forecasts and projections relating to dividends and net assets of CGBD. KBW assumed discount rates ranging from 9.9% to 11.9%. Ranges of values were derived by adding (i) the present value of the estimated future dividends of CGBD over the period from December 31, 2024 through December 31, 2029 and (ii) the present value of CGBD’s implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on estimated December 31, 2029 NAV per share multiples and the other based on estimated calendar year 2029 dividend yields. Using implied terminal values for CGBD calculated by applying a terminal multiple range of 0.87x to 1.07x to CGBD’s estimated NAV per share as of December 31, 2029, this analysis resulted in a reference range of implied values per share of CGBD Common Stock that included the closing price of CGBD Common Stock as of July 31, 2024 within said range. Using implied terminal values for CGBD calculated by applying a terminal dividend yield range of 10.2% to 12.2% to CGBD’s estimated calendar year 2029 dividends, this analysis resulted in a reference range of implied values per share of CGBD Common Stock that was below the closing price of CGBD Common Stock as of July 31, 2024.

The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including NAV per share and dividend assumptions, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of CGBD or the pro forma combined company.

Relative Contribution Analysis. KBW analyzed the relative standalone contribution of CGBD and CSL III to various pro forma balance sheet and income statement items of the combined entity. This analysis did not include purchase accounting adjustments, transaction expenses or deferred financing costs. To perform this analysis, KBW used preliminary historical financial data of CGBD and CSL III as of or for the 12-month period ended June 30, 2024 provided by CGBD and CSL III and financial forecasts and projections of CGBD and CSL III provided by CGCIM and CSL III Advisor. The results of KBW’s analysis are set forth in the following table, which also compares the results of KBW’s analysis with the implied pro forma ownership percentages of CGBD Stockholders and CSL III Shareholders in the combined company based on an assumed Exchange Ratio of 1.2258x, in the first instance giving effect to the Preferred Stock Exchange and CSL III capital calls between announcement and closing of the proposed transaction and in the second instance, for illustrative purposes, only including shares of CGBD Common Stock and CSL III Common Shares outstanding as of June 30, 2024:

	CGBD as a % of Total	CSL III as a % of Total
Pro Forma Ownership giving effect to Preferred Stock Exchange and Pre-Closing CSL III Capital Calls	74.5%	25.5%
Illustrative Pro Forma Ownership based on 6/30/2024 Shares Only	78.1%	21.9%
Balance Sheet Data as of June 30, 2024
Total Assets	81.7%	18.3%
Investments	82.4%	17.6%
Total Debt	84.9%	15.1%
Total Debt + Pfd.(1)	85.6%	14.4%
Net Asset Value	77.7%	22.3%
Income Statement Data
Net Investment Income for 12-Months Ending June 30, 2024	82.6%	17.4%
Estimated CY2024 Net Investment Income	80.6%	19.4%
Estimated CY2025 Net Investment Income	78.2%	21.8%

(1)	Inclusive of aggregate liquidation preference of CGBD preferred stock.

Illustrative Potential Net Investment Income and Dividend Per Share Accretion. Using financial and operating forecasts and projections of CSL III, on a standalone basis, and financial and operating forecasts and projections of CSL III and CGBD, on a combined basis reflecting pro forma assumptions (including, without limitation, the cost savings and operating synergies expected to result from the transaction), provided by CGCIM and CSL III Advisor, KBW analyzed the potential financial impact of the transaction on certain projected pro forma financial results attributable to a CSL III Common Share using an assumed Exchange Ratio of 1.2258x and giving effect to the Preferred Stock Exchange and CSL III capital calls between announcement and closing of the proposed transaction. This analysis indicated the proposed transaction could be accretive relative to CSL III’s calendar year 2025 estimated NII per share and relative to CSL III’s calendar year 2025 estimated dividends per share. For all of the above analysis, the actual results achieved by CSL III and CGBD, on a combined basis, following the proposed transaction may vary from the projected results, and the variations may be material.

Miscellaneous. KBW acted as financial advisor to the CSL III Special Committee in connection with the transaction and did not act as an advisor to or agent of any other person in connection with the transaction. As part of its investment banking business, KBW is regularly engaged in the valuation of BDC securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. In the ordinary course of KBW and its affiliates’ broker-dealer businesses (and further to existing sales and trading relationships between an affiliate of CSL III, CGBD, CSL III Advisor and CGCIM and a KBW broker-dealer affiliate), KBW and its affiliates may from time to time purchase securities from, and sell securities to, CSL III, CGBD, CSL III Advisor, CGCIM and their affiliates. In addition, as market makers in securities, KBW and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of CGBD for its and their own respective accounts and for the accounts of its and their respective customers and clients.

Pursuant to the KBW engagement agreement, CSL III agreed to pay KBW an aggregate cash fee of $1,500,000, $250,000 of which became payable with the rendering of KBW’s opinion and $1,250,000 of which is contingent upon the consummation of the First Merger. CSL III also agreed to reimburse KBW for reasonable out-of-pocket expenses and disbursements incurred in connection with its engagement and to indemnify KBW against certain liabilities relating to or arising out of KBW’s engagement or KBW’s role in connection therewith.

Other than in connection with the present engagement, during the two years preceding the date of KBW’s opinion, KBW did not provide investment banking or financial advisory services to CSL III. During the two years preceding the date of KBW’s opinion, KBW did not provide investment banking or financial advisory services to CGBD, CSL III Advisor or CGCIM. KBW may in the future provide investment banking and financial advisory services to CSL III, CGBD, CSL III Advisor or CGCIM and receive compensation for such services.

Regulatory Approvals Required for the Mergers

The obligations of CGBD and CSL III to complete the Mergers are subject to the satisfaction or waiver of certain conditions, including the condition that all regulatory approvals required by law to consummate the transactions contemplated by the Merger Agreement, including the Mergers, have been obtained and remain in full force and effect, and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act). CGBD and CSL III have agreed to cooperate with each other and use their reasonable best efforts to obtain all licenses, permits, variances, exemptions, approvals, qualifications or orders from any governmental or regulatory authority necessary to consummate the Mergers.

There can be no assurance that such regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Mergers.

Third Party Consents Required for the Mergers

Under the Merger Agreement, CGBD and CSL III have agreed to cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings (including any required applications, notices or other filings under the HSR Act), to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement (including the Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities. As of the date of this joint proxy statement/information statement/prospectus, CGBD and CSL III believe that, subject to the satisfaction or waiver of certain conditions, they have obtained all necessary third party consents (other than the expiration of the applicable waiting period under the HSR Act and CGBD stockholder approval). There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Mergers.

DESCRIPTION OF THE MERGER AGREEMENT

The following summary, which includes the material terms of the Merger Agreement, is qualified by reference to the complete text of the Merger Agreement, which is attached as Annex A to this joint proxy statement/information statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. CGBD and CSL III encourage you to read the Merger Agreement carefully and in its entirety.

Structure of the Mergers

Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into CSL III in accordance with the Delaware Statutory Trust Act (the “DSTA”) and the Maryland General Corporation Law (the “MGCL”). CSL III will be the surviving company and will continue its existence as a statutory trust under the laws of the State of Delaware. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, in the Second Merger, the surviving company will merge with and into CGBD in accordance with the DSTA and the MGCL, with CGBD continuing as the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. As of the Second Effective Time, the separate trust existence of CSL III will cease.

Closing; Completion of the Proposed Mergers

It is currently expected that the Mergers will be completed promptly following receipt of the required stockholder approval at the CGBD Special Meeting and satisfaction or waiver of the other closing conditions set forth in the Merger Agreement. The Second Merger will occur immediately after the First Merger is completed.

The Mergers will occur on the date that is one (1) business day after the satisfaction or waiver of the latest to occur of the conditions to closing set forth in the Merger Agreement or at another time as may be agreed to in writing by the parties to the Merger Agreement. Assuming approval of the proposal presented at the CGBD Special Meeting and the other conditions to closing the Mergers are satisfied or waived, CGBD and CSL III expect to complete the Mergers by March 31, 2025.

Merger Consideration

At the Effective Time, each CSL III Common Share issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares) will be converted into the right to receive a number of shares of CGBD Common Stock equal to the Exchange Ratio (as defined below), plus any cash (without interest) in lieu of fractional shares of CGBD Common Stock.

As of the Determination Date, each of CSL III and CGBD will deliver to the other a calculation of its NAV as of such date, in each case based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties and as agreed by the CGBD Special Committee and the CSL III Special Committee), historically used in preparing the calculation of the net asset value per share by the applicable party. Based on such calculations, the parties will calculate the CSL III Per Share NAV and the CGBD Per Share NAV. The “Exchange Ratio” will be calculated as follows:

CGBD P/NAV at Merger Close	Exchange Ratio Formula
CGBD P/NAV ≤ 100%	Exchange Ratio = CSL III Per Share NAV /CGBD Per Share NAV
100% < CGBD P/NAV < 111%	Exchange Ratio = (CSL III Per Share NAV x (1 + 50% x (CGBD P/NAV-1)) / CGBD Common Stock Price
CGBD P/NAV ≥ 111%	Exchange Ratio = (CSL III Per Share NAV x (1 + 5.5%)) / CGBD Common Stock Price

The following scenarios provide an illustration of the mechanics of the Exchange Ratio based on the ratio of the CGBD Common Stock Price to the CGBD Per Share NAV, or the CGBD P/NAV, as of the Determination Date:

Illustrative Exchange Ratio Calculations Using CGBD Per Share NAV and CSL III Per Share NAV as of June 30, 2024
	Scenario #1	Scenario #2	Scenario #3
CGBD Common Stock Price*	$16.95	$17.80	$18.98
CGBD Per Share NAV	$16.95	$16.95	$16.95
CGBD P/NAV*	100%	105%	112%
CSL III Per Share NAV	$21.28	$21.28	$21.28
Exchange Ratio	$21.28 /$16.95 = 1.255	($21.28 x (1 + 50% x (105% - 1)) / $17.80 = 1.226	($21.28 x (1 + 5.5%)) /$18.98 = 1.183
	Each CSL III Shareholder would receive 1.255 shares of CGBD Common Stock per CSL III Common Share	Each CSL III Shareholder would receive 1.226 shares of CGBD Common Stock per CSL III Common Share	Each CSL III Shareholder would receive 1.183 shares of CGBD Common Stock per CSL III Common Share

*	CGBD Common Stock Price and price to NAV ratio are illustrative.

No fractional shares of CGBD Common Stock will be issued, and CSL III Shareholders will receive cash in lieu of fractional shares.

CSL III and CGBD will update and redeliver the Closing CSL III Net Asset Value or the Closing CGBD Net Asset Value, respectively, in the event that the Closing is subsequently materially delayed or there is a material change to such calculation between the Determination Date and the closing of the Mergers (including any dividend declared after the Determination Date but prior to the closing of the Mergers) and as needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time.

Each of CSL III and CGBD will use the portfolio valuation methods adopted by their respective valuation designee and approved by the CSL III Board or the CGBD Board, as applicable, for valuing the securities and other assets of CSL III or CGBD, as applicable under Rule 2a-5 of the Investment Company Act, as of August 2, 2024, unless otherwise agreed by each of the CGBD Board and the CSL III Board.

The Exchange Ratio will be appropriately adjusted (to the extent not already taken into account in determining the Closing CSL III Net Asset Value and/or the Closing CGBD Net Asset Value, as applicable) if, between the Determination Date and the Effective Time, the respective issued and outstanding shares of CGBD Common Stock or CSL III Common Shares have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, merger, issuer tender or exchange offer, combination or exchange of shares or similar transaction, or if a stock dividend or dividend payable in any other securities or similar distribution is declared with a record date within such period (as permitted by the Merger Agreement), in each case to provide CGBD Stockholders and CSL III Shareholders the same economic effect as contemplated by the Merger Agreement prior to such event, and such items, so adjusted will, from and after the date of such event, be the Exchange Ratio.

No fractional shares of CGBD Common Stock will be issued upon the conversion of CSL III Common Shares into the right to receive shares of CGBD Common Stock. Each holder of CSL III Common Shares converted pursuant to the First Merger who would otherwise have been entitled to receive a fraction of a share of

CGBD Common Stock will receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of CGBD Common Stock multiplied by (ii) the volume-weighted average trading price of a share of CGBD Common Stock on Nasdaq for the five (5) consecutive trading days ending on the third (3rd) trading day preceding the Closing Date.

Subject to the effect of applicable abandoned property, escheat or similar laws, following the Effective Time, each record holder of CSL III Common Shares (other than Cancelled Shares) at the Effective Time will be entitled to receive, without interest, the amount of dividends or other distributions which theretofore had become payable with respect to the whole shares of CGBD Common Stock which CSL III Common Shares have been converted into the right to receive.

Conversion of Shares; Exchange of Shares

At the Effective Time, each CSL III Common Share issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares) will be converted into the right to receive the Merger Consideration. Each such CSL III Common Share will no longer be outstanding and will be automatically cancelled and cease to exist as of the Effective Time, with the holders of such shares ceasing to have any rights with respect to any CSL III Common Share other than the right to receive the Merger Consideration and any dividends or other distributions payable in accordance with the terms of the Merger Agreement.

After the Effective Time, the share transfer books of CSL III will be closed, and there will be no further transfers on the stock transfer books of CSL III of the CSL III Common Shares that were issued and outstanding immediately prior to the Effective Time.

Withholding

CGBD or the exchange agent, as applicable, will be entitled to deduct and withhold from any amounts payable to any CSL III Shareholder such amounts as it determines in good faith are required to be deducted and withheld with respect to the making of such payment under applicable tax laws. If any amounts are withheld and paid over to the appropriate governmental entity, such withheld amounts will be treated as having been paid to the CSL III Shareholders from whom they were withheld.

Representations and Warranties

The Merger Agreement contains representations and warranties of CGBD, Merger Sub, CSL III, CGCIM and CSL III Advisor relating to their respective businesses. With the exception of certain representations that must be true and correct in all or virtually all respects, or in all material respects, no representation or warranty will be deemed untrue, and neither party will be deemed to have breached a representation or warranty as a consequence of the existence of any fact, circumstance or event unless such fact, circumstance or event, individually or when taken together with all other facts, circumstances and events inconsistent with any representation made by such party (without considering “materiality” or “material adverse effect” qualifications), has had or is reasonably expected to have a material adverse effect (as defined below) with respect to the party giving the representation or warranty. The representations and warranties in the Merger Agreement will not survive after the Effective Time.

The Merger Agreement contains representations and warranties by each of CGBD and Merger Sub, on the one hand, and CSL III, on the other hand, subject to specified exceptions and qualifications, relating to, among other things:

•	corporate or trust organization and qualification, including with respect to consolidated subsidiaries;

•	capitalization;

•

power and authority to execute, deliver and perform obligations under the Merger Agreement and the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, contracts or other obligations;

•	required government filings and consents;

•	SEC reports;

•	financial statements, including the status of internal controls and disclosure controls and procedures;

•	broker’s fees;

•	absence of certain changes and actions since December 31, 2023;

•	compliance with applicable laws, maintenance of appropriate permits and no disqualifications of affiliated persons;

•

the accuracy and completeness of information supplied for inclusion in this joint proxy statement/information statement/prospectus and the registration statement of which this joint proxy statement/information statement/prospectus forms a part;

•	tax matters;

•	absence of certain litigation, orders or investigations;

•	employment and labor matters, including with respect to any employee benefit plans;

•	material contracts and certain other types of contracts;

•	insurance coverage;

•	intellectual property matters;

•	no real property ownership or leases;

•	investment assets;

•	state takeover laws;

•	solely in the case of CSL III, absence of appraisal rights;

•	valuation of certain investment assets; and

•	opinion of the financial advisor to the CGBD Special Committee.

The Merger Agreement contains representations and warranties by CGCIM and CSL III Advisor, subject to specified exceptions and qualifications, relating to:

•	organization and qualification;

•

power and authority to execute, deliver and perform obligations under the Merger Agreement and the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, contracts or other obligations;

•	compliance with applicable laws and maintenance of appropriate permits;

•	absence of certain litigation, orders or investigations;

•	the valuation of investment assets owned by CGBD and CSL III;

•

the accuracy of information supplied or to be supplied by CGCIM and CSL III Advisor for inclusion in this joint proxy statement/information statement/prospectus and the registration statement of which this joint proxy statement/information statement/prospectus forms a part;

•	the participation in the Mergers by CGBD and CSL III and the impact of the Mergers on the existing CGBD Stockholders and CSL III Shareholders;

•	the financial resources of CGCIM and CSL III Advisor;

•	the representations and warranties made by CGBD and CSL III in the Merger Agreement; and

•	the forbearances applicable to CGBD and CSL III set forth in the Merger Agreement.

These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement and may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than to establish matters as facts. The Merger Agreement is described in, and included as Annex A to, this document only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding the parties or their respective businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this document.

For purposes of the Merger Agreement, “material adverse effect” with respect to CGBD, CSL III, CGCIM or CSL III Advisor, as applicable, means any event, development, change, effect or occurrence that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (1) the business, operations, condition (financial or otherwise) or results of operations of such party and its consolidated subsidiaries, taken as a whole, or (2) the ability of such party to timely perform its material obligations under the Merger Agreement or consummate the First Merger and the other transactions contemplated thereby. None of the following events, developments, changes, effects or occurrences will constitute or be taken into account in determining whether a material adverse effect has occurred or is reasonably expected to occur with respect to clause (1) in the immediately preceding sentence:

•

changes in general economic, social or political conditions or financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God or pandemics, including the outbreak and ongoing effects of a contagious disease, epidemic or pandemic (including COVID-19) or any treatment or vaccines therefor (including the impact on economies generally and the results of any actions taken by governmental entities in response thereto);

•	general changes or developments in the industries in which such party and its consolidated subsidiaries operate, including general changes in law across such industries;

•	the announcement of the Merger Agreement or the transactions contemplated thereby or the identities of the parties to the Merger Agreement; and

•

any failure to meet internal or published projections or forecasts for any period, or, with respect to CGBD, any decline in the price of shares of CGBD Common Stock on Nasdaq (provided that the underlying cause of such failure or decline will be considered in determining whether there is a material adverse effect).

The events, developments, changes, effects and occurrences set forth in the first two bullets in the immediately preceding paragraph will otherwise be taken into account in determining whether a material adverse effect has occurred to the extent such events, developments, changes, effects or occurrences have a materially disproportionate adverse impact on such party and its consolidated subsidiaries, taken as whole, relative to other participants of similar sizes engaged in the same industries in which such party conducts its businesses.

Conduct of Business Pending Completion of the Mergers

Each of CGBD and CSL III has undertaken covenants that place restrictions on it and certain of its subsidiaries until the completion of the Mergers. In general, each of CGBD and CSL III has agreed that before the completion of the Mergers, except as may be required by law or a governmental entity, as required or expressly permitted by the Merger Agreement or with the prior written consent of the other parties to the Merger Agreement (including the consent of the CGBD Special Committee, in the case of CGBD, and the consent of the CSL III Special Committee, in the case of CSL III), which prior written consent will not be unreasonably delayed, conditioned or withheld, it will, and will cause each of its consolidated subsidiaries to, conduct its business in the ordinary course of business and consistent with past practice and each of CSL III’s and CGBD’s investment objectives and policies as publicly disclosed, respectively, use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships and take no action that would reasonably be expected to prevent, materially delay or materially impair the consummation of the Transactions.

In addition, before the completion of the Mergers, each of CGBD and CSL III has agreed that, except as may be required by law or as expressly contemplated by the Merger Agreement or as set forth in its disclosure schedules, it will not, and will not permit any of its consolidated subsidiaries to, directly or indirectly, without the prior written consent of the CSL III Special Committee or the CGBD Special Committee, as applicable (which prior written consent will not be unreasonably delayed, conditioned or withheld):

•

other than, pursuant to its dividend reinvestment plan, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) in the case of CGBD, any shares of its capital stock, in the case of CSL III, any CSL III Common Shares or any other shares of beneficial interest of CSL III, (ii) any voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other rights to acquire, any such shares or other securities;

•

make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, in the case of CGBD, any shares of its capital stock, and, in the case of CSL III, any CSL III Common Shares or any other shares of beneficial interest of CSL III, except for (A) the authorization, announcement and payment of regular cash distributions payable on a quarterly basis, consistent with past practices and CGBD’s and CSL III’s respective investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for it to maintain its qualification as a RIC or avoid the imposition of any income or excise tax, (C) dividends payable by any of its direct or indirect wholly-owned consolidated subsidiaries to CGBD or CSL III, as applicable, or another direct or indirect wholly-owned consolidated subsidiary or (D), in the case of CSL III, the authorization and payment of any dividend or distribution necessary for such party to maintain its qualification as a RIC or to avoid the imposition of any income or excise tax, as reasonably determined by such party; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or (iii) purchase, redeem or otherwise acquire, in the case of CGBD, any shares of its capital stock, and, in the case of CSL III, any CSL III Common Shares or any other shares of beneficial interest of CSL III, or any rights, warrants or options to acquire, or securities convertible into, such capital stock;

•

sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business, or (ii) encumbrances required to secure permitted indebtedness of it or any of its consolidated subsidiaries;

•

acquire or agree to acquire all or any portion of the assets, business or properties of any other person or entity, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business;

•	amend any of its governing documents or similar governing documents of any of its consolidated subsidiaries;

•

implement or adopt any material change in its tax or financial accounting principles, practices or methods, other than as required by applicable law, GAAP, the SEC or applicable regulatory requirements;

•

take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the transactions contemplated by the Merger Agreement or (ii) prevent the Mergers or the Preferred Stock Exchange from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code, provided, however, that the foregoing will not preclude CSL III from declaring or paying any tax dividend on or before the Closing Date;

•

incur any indebtedness for borrowed money or guarantee any indebtedness of another person or entity, except for draw-downs with respect to any previously disclosed financing arrangements and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and other permitted indebtedness;

•

make or agree to make any new capital expenditure, except for (A) obligations to fund commitments to portfolio companies entered into in the ordinary course of business or (B) obligations to fund its pro rata allocation of capital expenditure expenses incurred by, in the case of CGBD, CGCIM, and, in the case of CSL III, CSL III Advisor;

•

file or amend any material tax return other than in the ordinary course of business consistent with past practice; make, change or revoke any material tax election; or settle or compromise any material tax liability or refund;

•	take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause it to fail to qualify or not be subject to tax as a RIC;

•

enter into any new line of business (except for any portfolio companies in which it and any of its consolidated subsidiaries has made a debt or equity investment that is, would or should be reflected in the schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC);

•	other than in the ordinary course of business consistent with past practice, enter into any material contract;

•

other than in the ordinary course of business, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any material contract (other than material contracts related to permitted indebtedness);

•

settle any proceeding against it, except for proceedings that (i) are settled in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed, in an amount not in excess of $1,000,000 in the aggregate (after reduction by any insurance proceeds actually received), (ii) would not impose any material restriction on the conduct of business of it or any of its consolidated subsidiaries or, after the Effective Time, CGBD, in the case of CSL III, the surviving company or any of their consolidated subsidiaries, and (iii) would not admit liability, guilt or fault;

•

except as expressly contemplated by the Merger Agreement, merge or consolidate CGBD or CSL III, as applicable, or any of its consolidated subsidiaries with any person or entity or enter into any other similar extraordinary corporate transaction with any person or entity, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of, in the case of it or any of its consolidated subsidiaries; or

•	agree to take, make any commitment to take, or adopt any resolutions of its board of directors or board of trustees, as applicable, authorizing, any of the foregoing actions.

Additional Agreements

Further Assurances; Regulatory Matters

The Merger Agreement contains covenants relating to the preparation of this document, the holding of the CGBD Special Meeting and obtaining certain regulatory and third party consents. The Merger Agreement obligates the parties to cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties that are necessary or advisable to consummate the transactions contemplated by the Merger Agreement in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities.

The parties are required to file any required applications, notices or other filings under the HSR Act as promptly as practicable. In connection with such filings, the parties are required to use reasonable best efforts to cooperate with one another, to keep the other party informed of any communications received from governmental entities and permit the other party to review such communications. The parties must consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and permits of all governmental entities necessary or advisable to consummate the transactions contemplated by the Merger Agreement, and each party must keep the other reasonably apprised of the status of matters relating to completion of the transactions contemplated by the Merger Agreement. The parties are not required to make payments or provide other consideration for the repayment, restructuring or amendment of terms of indebtedness in connection with the transactions contemplated by the Merger Agreement, other than the consent fees set forth in the disclosure schedules to the Merger Agreement.

Stockholder Approval

CGBD has agreed to hold the CGBD Special Meeting as promptly as practicable following the effectiveness of the registration statement of which this joint proxy statement/information statement/prospectus forms a part for the purpose of obtaining the approval of the Merger Stock Issuance Proposal. CGBD will be required to use its reasonable best efforts to obtain from CGBD Stockholders the vote required to approve the Merger Stock Issuance Proposal, unless the CGBD Board withdraws its recommendation related to the Merger Stock Issuance Proposal.

Nasdaq Listing

CGBD is required to use reasonable best efforts to cause the shares comprising the Merger Consideration to be authorized for listing on Nasdaq, subject to official notice of issuance, at or prior to the Effective Time.

Indemnification; Trustees’ and Officers’ Insurance

CGBD has agreed to indemnify, defend and hold harmless, and advance expenses, to the present and former trustees, managers and officers of CSL III or the SPV (collectively, the “T&O Indemnified Parties”) against all costs or expenses (including, reasonable attorneys’ fees actually incurred, reasonable experts’ fees, reasonable travel expenses, court costs, transcript fees and telecommunications, postage and courier charges), judgments, fines, losses, claims, damages penalties, amounts paid in settlement or other liabilities in connection with any proceeding arising with respect to all acts or omissions in such capacities at any time at or prior to the Effective Time (including any matters arising in connection with the Merger Agreement or the transactions contemplated thereby), to the fullest extent permitted by applicable law. If an indemnified liability arises, (i) CGBD has agreed to advance to the applicable T&O Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred so long as such T&O Indemnified Party, or someone on his or her behalf, undertakes to repay such advanced expenses if he or she is ultimately determined to be not entitled to indemnification and such T&O Indemnified Party complies with other applicable provisions imposed under the Investment Company Act and interpretations thereof by the SEC or its staff and (ii) CGBD and the applicable T&O Indemnified Party will cooperate in the defense of such matter.

Unless CGBD or CSL III otherwise agree, prior to the Effective Time as provided below, CSL III will, and if CSL III is unable to, CGBD will cause the surviving company or its successor to, pay for and maintain in full force and effect, a “tail” insurance policy for the extension of the trustees’ and officers’ liability coverage of CSL III’s existing trustees’ and officers’ insurance policies for at least six years from and after the Effective Time, with coverage and amounts not less than, and terms and conditions that are not materially less advantageous to the insureds as, CSL III’s existing policies with respect to matters existing or occurring at or prior to the Effective Time (provided that the annual cost for such insurance will in no event exceed 250% of the aggregate annual premiums currently paid by CSL III on an annualized basis, but in such case, the surviving company or its successor will purchase as much of such coverage as possible for a cost not exceeding such amount). If CGBD or any of its successors or assigns consolidates with or merges into another entity and is not the surviving entity, or transfers all or substantially all of its assets to another entity, then CGBD will cause the successors and assigns of CGBD to assume the foregoing obligations.

No Solicitation

Each of CSL III and CGBD has agreed to, and to cause its affiliates, consolidated subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents to, immediately cease and cause to be terminated all discussions or negotiations with respect to, or that are intended to or could reasonably be expected to lead to, a “Takeover Proposal” (as described below) from a third party and not to: (i) directly or indirectly solicit or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal or enter into any contract or understanding requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the First Merger or any other transaction contemplated by the Merger Agreement; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any person or entity (other than CGBD, CSL III and their respective affiliates or representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any takeover statute to any person or entity (other than CGBD, CSL III and or its respective affiliates) or with respect to any transaction (other than the transactions contemplated by the Merger Agreement) or (y), unless required by applicable duties, waiver or release under any standstill or any similar agreement with respect to equity securities of CSL III or CGBD. If CSL III or CGBD receives a Takeover Proposal or similar request for information, it must notify CGBD or CSL III, as applicable, as promptly as reasonably practicable (and in any event within twenty-four (24) hours), provide the other party with copies of any written materials received by it or its representatives in connection therewith and the identity of the potential acquirer, and keep the other party informed on a reasonably current basis of the status (including the status of negotiations) of such Takeover Proposal or similar request for information.

Takeover Proposals

CGBD Takeover Proposals

If, prior to the CGBD Special Meeting, (i) CGBD receives a bona fide unsolicited Takeover Proposal from a third party, (ii) the CGBD Special Committee determines in good faith, after consultation with its outside legal counsel and, in the case of financial matters, its financial advisor, that (x) failure to consider such Takeover Proposal would be reasonably likely to be inconsistent with the CGBD directors’ duties under applicable law and (y) such Takeover Proposal constitutes or is reasonably likely to result in an “CGBD Superior Proposal” (as described below); and (iii) CGBD gives CSL III written notice of its intention to engage in negotiations or discussions with the person making such Takeover Proposal at least two (2) business days’ before engaging in such negotiations or discussions (with such written notice specifying the identity of the third party making such Takeover Proposal, the material terms and conditions of such Takeover Proposal and CGBD’s intention to furnish information to, or participate in discussions or negotiations with, such third party) then CGBD may engage in discussions and negotiations with such third party and effect a Takeover Approval so long as certain notice and other procedural requirements are satisfied, including providing notice to CSL III within twenty-four (24) hours after determining that a Takeover Proposal constitutes a CGBD Superior Proposal.

In addition, CGBD may take other actions if the CGBD Special Committee determines, after consultation with its outside counsel, that the continued recommendation of the Merger Stock Issuance Proposal to CGBD Stockholders would be reasonably likely to be inconsistent with the CGBD directors’ duties under applicable law as a result of a CGBD Superior Proposal, including withdrawing, qualifying, or modifying (in a manner adverse to CSL III), or publicly proposing to withdraw, qualify or modify (in a manner adverse to CSL III), the recommendation of the CGBD Board that CGBD Stockholders approve the Merger Stock Issuance Proposal or taking any other action inconsistent with such recommendation (collectively with any Takeover Approval, an “CGBD Adverse Recommendation Change”). CGBD may terminate the Merger Agreement and enter into an agreement with a third party who has made a CGBD Superior Proposal, subject to negotiating in good faith to amend the Merger Agreement so that the CGBD Superior Proposal is no longer deemed a CGBD Superior Proposal and satisfying certain other procedural requirements. Other than in connection with a Takeover Proposal, nothing in the Merger Agreement will prohibit or restrict the CGBD Board from withdrawing or qualifying or publicly proposing to withdraw or qualify the approval, adoption, recommendation or declaration of the advisability of the Merger Stock Issuance Proposal in response to an Intervening Event, subject to the procedures set forth in the Merger Agreement.

Other than as described above, neither CGBD nor the CGBD Board may make any CGBD Adverse Recommendation Change, and no CGBD Adverse Recommendation Change will change the approval of the Merger Stock Issuance Proposal or any other approval of the CGBD Board, including in any respect that would have the effect of causing any takeover statue or similar statute to be applicable to the transactions contemplated by the Merger Agreement.

Related Definitions

For purposes of the Merger Agreement:

•

“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any person or group of persons (other than CGBD or CSL III or any of their respective affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving CSL III or CGBD, as applicable, or any of such party’s consolidated subsidiaries or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of CSL III or CGBD, as applicable, and its respective consolidated subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding CGBD Common Stock, or other equity or voting interests in, CSL III or CGBD, as applicable, or in any of its consolidated subsidiaries, in each case other than the First Merger and the other transactions contemplated by the Merger Agreement.

•

“CGBD Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, CGBD or any of its consolidated subsidiaries or by any of their respective affiliates or representatives in violation of the Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of CGBD or more than 75% of the assets of CGBD on a consolidated basis (a) on terms which the CGBD Board determines in good faith to be superior for CGBD Stockholders (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the First Merger (after giving effect to the payment of the CGBD termination fee contemplated by the Merger Agreement and any alternative proposed by CSL III), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the CGBD Board (upon the recommendation of the CGBD Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

•

“Intervening Event” means with respect to any party any event, change or development first occurring or arising after the date of the Merger Agreement that is material to, as applicable, CGBD and its consolidated subsidiaries, taken as a whole, or CSL III and its consolidated subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, the party’s board of directors, as of or prior to the date of the Merger Agreement (or if known or reasonably foreseeable, the material consequences of which were not known or reasonably foreseeable as of the date of the Merger Agreement) and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to, the Merger Agreement; provided, however, that in no event will the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, will be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price, or change in trading volume, of the CGBD Common Stock (provided, however, that the exception to this clause (b) will not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred unless such underlying causes are otherwise excluded from the definition of Intervening Event); and (c) any changes in general economic or political conditions.

Access to Information

Upon reasonable notice, except as may otherwise be restricted by applicable law, each of CGBD and CSL III will, and will cause its consolidated subsidiaries to, afford to the directors, trustees, officers, accountants, counsel, advisors and other representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to its properties, books, contracts, and records and, during such period, such party will, and will cause its consolidated subsidiaries to, make available (including via EDGAR) to the other party all other information concerning its business and properties as the other party may reasonably request, subject to certain exceptions relating to confidentiality and attorney-client privilege.

Publicity

CSL III and CGBD each will consult with the other before issuing or causing the publication of any press release or other public announcement with respect to the Merger Agreement, the Mergers or the transactions contemplated by the Merger Agreement, except as may be required by applicable law or the rules and regulations of Nasdaq and, to the extent practicable, before such press release or disclosure is issued or made, CGBD or CSL III, as applicable, will use commercially reasonable efforts to advise the other party of, and consult with the other party regarding, the text of such disclosure, subject to certain exceptions.

Takeover Statutes and Provisions

Neither CGBD nor CSL III will take any action that would cause the transactions contemplated by the Merger Agreement to be subject to the requirements imposed by any takeover statute, and each of CGBD and CSL III will take all necessary steps within its control to exempt such transactions from, or if necessary challenge the validity or applicability of, any applicable takeover statute.

Tax Matters

CGBD will obtain the opinion of S&C, addressed to CGBD, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, (i) the Mergers, taken together, and (ii) the Preferred Stock Exchange will each be treated as a “reorganization” within the meaning of Section 368(a) of the Code. In rendering such opinion, tax counsel may rely upon the tax representation letters provided by CGBD and CSL III. CSL III will obtain the opinion of S&C, addressed to CSL III, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, (i) the Mergers, taken together, and (ii) the Preferred Stock Exchange will each be treated as a “reorganization” within the meaning of Section 368(a) of the Code. In rendering such opinion, tax counsel may rely upon the tax representation letters provided by CGBD and CSL III.

During the period through the Effective Time, except as expressly contemplated or permitted by the Merger Agreement, (i) CSL III will not, and will not permit the SPV to, directly or indirectly, without the prior written consent of CGBD take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause CSL III to fail to qualify as a RIC, and (ii) CGBD will not, and will not permit any of its consolidated subsidiaries to, directly or indirectly, without the prior written consent of CSL III, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause CGBD to fail to qualify as a RIC.

Unless otherwise required by applicable law or administrative action, (i) each of CSL III, CGBD and Merger Sub will use its reasonable best efforts to cause the Mergers and the Preferred Stock Exchange to each qualify as a “reorganization” within the meaning of Section 368(a) of the Code, including by not taking any action that such party knows is reasonably likely to prevent such qualification; and (ii) each of CSL III, CGBD and Merger Sub will report the Mergers and the Preferred Stock Exchange for U.S. federal income tax purposes in a manner consistent with a “reorganization” within the meaning of Section 368(a) of the Code.

Stockholder Litigation

The parties to the Merger Agreement will reasonably cooperate and consult with one another in connection with defense and settlement of any proceeding by CSL III Shareholders or CGBD Stockholders against any of them or any of their respective directors, trustees, officers or affiliates with respect to the Merger Agreement or the transactions contemplated thereby, and each of CSL III and CGBD will keep the other party reasonably informed of any material developments in connection with any such proceeding brought by its stockholders and will not settle any such proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).

No Other Representations or Warranties

The parties have acknowledged and agreed that except for the representations contained in the Merger Agreement, none of CGCIM, CSL III Advisor, CSL III, CGBD or any of CSL III’s or CGBD’s respective consolidated subsidiaries or any other person or entity acting on behalf of the foregoing makes any representation or warranty, express or implied.

Termination of CSL III Agreements

Immediately after the occurrence of the Effective Time and prior to the Second Merger, the Reimbursement Agreement (as defined below), the CSL III Investment Advisory Agreement and the CSL III Administration Agreement will be automatically terminated and of no further force and effect.

Coordination of Dividends

CGBD and CSL III will coordinate with each other in designating the record and payment dates for any quarterly dividends or distributions to its stockholders or shareholders, as applicable, declared in accordance with the Merger Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur, and neither CGBD nor CSL III will authorize or declare any dividend or distributions to its stockholders or shareholders, as applicable, after the Determination Date at any time on or before the Closing Date. In the event that a dividend or distribution with respect to CSL III Common Shares permitted under the terms of the Merger Agreement (i) has a record date prior to the Effective Time and (ii) has not been paid as of the Effective Time, the holders of CSL III Common Shares will be entitled to receive such dividend or distribution at the time such shares are exchange pursuant to the Merger Agreement.

Preferred Stock Exchange Documents

Prior to the Effective Time, CGBD and CIM will enter into, or will cause to be entered into the Preferred Stock Exchange Documents. The Preferred Stock Exchange will not occur if any other conditions to closing of the Mergers, including approval of the Merger Stock Issuance Proposal, have not occurred.

Section 16 Matters

Prior to the Effective Time, each of the CSL III Board and the CGBD Board will take all such steps as may be required to cause any dispositions of CSL III Common Shares or acquisitions of CGBD Common Stock resulting from the transactions contemplated by the Merger Agreement by each individuals who is subject to the reporting requirements of Section 16(a) of the Exchange Act and with respect to CSL III or will become subject to such reporting requirements with respect to CGBD, in each case, to be exempt pursuant to Rule 16b-3.

Conditions to Closing the Mergers.

Conditions to Each Party’s Obligations to Effect the First Merger

The obligations of CGBD and CSL III to complete the First Merger are subject to the satisfaction or, other than with respect to the first bullet point below, waiver at or prior to the Effective Time of the following conditions:

•	the required approval of CGBD Stockholders, including the Merger Stock Issuance Proposal, is obtained at the CGBD Special Meeting;

•	the shares of CGBD Common Stock to be issued in connection with the First Merger have been authorized for listing on Nasdaq, subject to official notice of issuance;

•

the registration statement, of which this joint proxy statement/information statement/prospectus forms a part, has become effective and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been initiated by the SEC, and any necessary state securities or “blue sky” authorizations have been received;

•

no order issued by any court or agency of competent jurisdiction or other law preventing, enjoining, restraining or making illegal the consummation of the Mergers or any of the other transactions contemplated by the Merger Agreement is in effect;

•

all regulatory approvals required by applicable law to consummate the transactions contemplated by the Merger Agreement have been obtained and remain in full force and effect and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act), and each of the approvals set forth on the disclosure schedules to the Merger Agreement, if any, have been obtained and remain in full force and effect;

•

no proceeding by any governmental entity of competent jurisdiction is pending that challenges the Mergers or any of the other transactions contemplated by the Merger Agreement or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Mergers or any of the other transactions contemplated by the Merger Agreement;

•	the determination of both the Closing CGBD Net Asset Value and the Closing CSL III Net Asset Value has been completed in accordance with the Merger Agreement;

•	The Preferred Stock Exchange has been consummated in accordance with the Preferred Stock Exchange Documents; and

•	CGBD and the holder of CGBD Preferred Stock have entered into the Lock-Up Agreement, to be effective as of the Closing.

Conditions to Obligations of CGBD and Merger Sub to Effect the First Merger

The obligations of CGBD and Merger Sub to effect the First Merger are also subject to the satisfaction, or waiver by CGBD, at or prior to the Effective Time, of the following conditions:

•	the representations and warranties of CSL III pertaining to:

(1)

the capitalization of CSL III are true and correct in all respects (other than de minimis inaccuracies) as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(2)

absence of events that would, individually or in the aggregate, reasonably be expected to have a material adverse effect with respect to CSL III are true and correct in all respects as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(3)

authority, no violation, brokers, appraisal rights and valuation of investments are true and correct in all material respects as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); and

(4)

all other representations contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); provided that this condition will be deemed satisfied even if any such representations and warranties of CSL III are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to CSL III; and CGBD has received a certificate signed on behalf of CSL III by the Chief Executive Officer or Chief Financial Officer of CSL III to such effect;

•	the representations and warranties of CSL III Advisor pertaining to:

(1)

authority and no violation are true and correct in all material respects as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); and

(2)

all other representations and warranties of CSL III Advisor are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); provided that this condition will be deemed satisfied even if any such representations and warranties of CSL III Advisor are not so true and correct, without regard to any material adverse effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of CSL III Advisor to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to CSL III Advisor; and CGBD has received a certificate signed on behalf of CSL III Advisor by an authorized officer of CSL III Advisor to the effect that such conditions have been satisfied, and, for the avoidance of doubt, any waiver of any such conditions will require prior written consent of CGBD.

•

CSL III has performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time, and CGBD has received a certificate signed on behalf of CSL III by the Chief Executive Officer or Chief Financial Officer of CSL III to such effect;

•

since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of CSL III; and

•

CGBD has received the opinion of S&C, addressed to CGBD substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers, taken together, will be treated as a “reorganization” within the meaning of Section 368(a) of the Code and the Preferred Stock Exchange will be treated as a “reorganization” within the meaning of Section 368(a) of the Code. In rendering such opinion, tax counsel may rely upon the tax representation letters provided by CGBD and CSL III.

Conditions to Obligations of CSL III to Effect the First Merger

The obligation of CSL III to effect the First Merger is also subject to the satisfaction, or waiver by CSL III, at or prior to the Effective Time, of the following conditions:

•	the representations and warranties of CGBD and Merger Sub pertaining to:

(1)

the capitalization of CGBD are true and correct in all respects (other than de minimis inaccuracies) as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(2)

absence of events that would, individually or in the aggregate, reasonably be expected to have a material adverse effect with respect to CGBD are true and correct in all respects as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date);

(3)

authority, no violation and brokers are true and correct in all material respects as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); and

(4)

all other representations contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); provided that this condition will be deemed satisfied even if any such representations and warranties of CGBD and Merger Sub are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to CGBD; and CSL III has received a certificate signed on behalf of CGBD by the Chief Executive Officer or Chief Financial Officer of CGBD and Merger Sub to such effect;

•	the representations and warranties of CGCIM pertaining to:

(1)

authority and no violation are true and correct in all material respects as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); and

(2)

all other representations and warranties of CGCIM are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is true and correct as of such earlier date); provided that this condition will be deemed satisfied even if any such representations and warranties of CGCIM are not so true and correct, without regard to any material adverse effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of CGCIM to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to CGCIM; and CSL III has received a certificate signed on behalf of CGCIM by an authorized officer of CGCIM to the effect that such conditions have been satisfied, and, for the avoidance of doubt, any waiver of any such conditions will require prior written consent of CSL III.

•

each of CGBD and Merger Sub has performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time, and CSL III has received a certificate signed on behalf of CGBD and Merger Sub by the Chief Executive Officer or Chief Financial Officer of CGBD to such effect;

•

since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of CGBD or CGCIM; and

•

CSL III has received the opinion of S&C, addressed to CSL III substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers, taken together, will be treated as a “reorganization” within the meaning of Section 368(a) of the Code and the Preferred Stock Exchange will be treated as a “reorganization” within the meaning of Section 368(a) of the Code. In rendering such opinion, tax counsel may rely upon the tax representation letters provided by CGBD and CSL III.

Frustration of Closing Conditions

None of CGBD, Merger Sub or CSL III may rely on the failure of any condition applicable to the other party to be satisfied to excuse performance by such party of its obligations under the Merger Agreement if such failure was caused by such party’s failure to act in good faith or use its commercially reasonable efforts to consummate the First Merger and the transactions contemplated by the Merger Agreement.

Termination of the Merger Agreement

Right to Terminate

The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the Merger Stock Issuance Proposal by CGBD Stockholders:

•	by mutual consent of CSL III and CGBD by each of the CSL III Board (upon the recommendation of the CSL III Special Committee) and CGBD Board (upon the recommendation of the CGBD Special Committee);

•	by either CSL III (acting upon the recommendation of the CSL III Special Committee) or CGBD (acting upon the recommendation of the CGBD Special Committee), if:

•	any governmental entity takes any final and non-appealable action that permanently restrains, enjoins or prohibits the transactions contemplated by the Merger Agreement;

•

the First Merger has not been consummated on or before March 31, 2025 (the “Initial Termination Date”); provided, however, that (x) if on the Initial Termination Date, all the conditions for Closing have been satisfied or waived (other than the conditions relating to CGBD Stockholder approval, the regulatory approvals required by applicable law to consummate the transactions contemplated by the Merger Agreement or any pending governmental proceeding (but only to the extent related to the any required regulatory approvals) (except for those conditions that by their nature are to be satisfied at the Closing), then the Initial Termination Date may be extended to the date that is ninety (90) days after the Initial Termination Date (the “First Extended Termination Date”) upon delivery of written notice by one party to the other party no later than three (3) Business Days prior to the Initial Termination Date, and (y) if on the First Extended Termination Date, all of the conditions for Closing have been satisfied or waived (other than the conditions relating to CGBD Stockholder approval, the regulatory approvals required by applicable law to consummate the transactions contemplated by the Merger Agreement or any pending governmental proceeding (but only to the extent related to the any required regulatory approvals) (except for those conditions that by their nature are to be satisfied at the Closing), then the First Extended Termination Date may be extended to the date that is ninety (90) days after the First Extended Termination Date (the “Second Extended Termination Date”) upon delivery of written notice by one party to the other party no later than three (3) Business Days prior to the First Extended Termination Date; provided, further, that the right to terminate the Merger Agreement on this basis will not be available to any party whose failure to fulfill in any material respect any of its obligations under the Merger Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Initial Termination Date;

•	the requisite CGBD Stockholder approval, including approval of the Merger Stock Issuance Proposal, is not obtained,

provided, however, that the right to terminate the Merger Agreement pursuant to any of the foregoing will not be available to any party that has breached in any material respect its obligations in any manner that has been the principal cause of or resulted in the failure to consummate the transactions contemplated by the Merger Agreement;

•	by CSL III, if:

•

CGBD, Merger Sub or CGCIM breaches any of their respective representations, warranties and covenants under the Merger Agreement, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of certain CSL III closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty (30) days after the giving of notice thereof by CSL III to CGBD (provided that neither CSL III nor CSL III Advisor is not then in material breach so as to result in the failure of certain CGBD closing conditions);

•

prior to obtaining approval of the Merger Stock Issuance Proposal by CGBD Stockholders (A) a CGBD Adverse Recommendation Change and/or a Takeover Approval occurs, (B) CGBD fails to include in this joint proxy statement/information statement/prospectus the CGBD Board’s recommendation that CGBD Stockholders vote in favor of the Merger Stock Issuance Proposal, (C) a Takeover Proposal is publicly announced and CGBD fails to issue, within ten (10) business days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the CGBD Board that CGBD Stockholders vote in favor of the Merger Stock Issuance Proposal or (D) a tender or exchange offer relating to any shares of CGBD Common Stock has been commenced by a third party and CGBD does not send to CGBD Stockholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the CGBD Board recommends rejection of such tender or exchange offer; or

•	CGBD breaches, in any material respect, its obligations relating to the solicitation and administration of Takeover Proposals from third parties; and

•	by CGBD, if:

•

CSL III or CSL III Advisor breaches or any of its representations, warranties and covenants under the Merger Agreement, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of certain CGBD closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty (30) days after the giving of notice thereof by CGBD to CSL III (provided that none of CGBD, Merger Sub or CGCIM is not then in material breach so as to result in the failure of certain CSL III closing conditions);

•

prior to obtaining approval of the Merger Stock Issuance Proposal by CGBD Stockholders, (A) CGBD is not in material breach of any of the terms of the Merger Agreement, (B) the CGBD Board, upon the recommendation of the CGBD Special Committee, properly authorizes CGBD to enter into, and CGBD concurrently enters into, a definitive contract with respect to a CGBD Superior Proposal and (C) simultaneously with, and as a condition to, any such termination, CGBD pays or causes to be paid to CSL III in immediately available funds the Termination Fee (as defined below).

Termination Fee

Set forth below is a summary of the termination fee that may be payable if the Merger Agreement is terminated prior to consummation of the Mergers. CSL III will be the entity entitled to receive any termination fees under the Merger Agreement.

CGBD Termination Fee

The Merger Agreement provides for the payment by CGBD to CSL III of a termination fee of $26 million in certain circumstances, including if:

•

the Merger Agreement is terminated by CSL III because, at any time prior to obtaining approval of the Merger Stock Issuance Proposal by CGBD Stockholders, (i) a CGBD Adverse Recommendation Change and/or a Takeover Approval occurs, (ii) CGBD fails to include in this joint proxy statement/information statement/prospectus the CGBD Board’s recommendation that CGBD Stockholders vote in favor of the Merger Stock Issuance Proposal, (iii) a Takeover Proposal is publicly announced and CGBD fails to issue, within ten (10) Business Days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the CGBD Board that CGBD Stockholders vote in favor of the Merger Stock Issuance Proposal or (iv) a tender or exchange offer relating to any shares of CGBD Common Stock has been commenced by a third party and CGBD does not send to CGBD Stockholders, within ten (10) Business Days after the commencement of such tender or exchange offer, a statement disclosing that the CGBD Board recommends rejection of such tender or exchange offer to the CGBD Stockholders;

•

the Merger Agreement is terminated by CGBD because, at any time prior to obtaining approval of the Merger Stock Issuance Proposal by CGBD Stockholders, (i) CGBD is not in material breach of any of the terms of the Merger Agreement, and (ii) the CGBD Board, upon the recommendation of the CGBD Special Committee, authorizes CGBD to enter into, and CGBD concurrently enters into, a definitive contract with respect to a CGBD Superior Proposal;

•

(i) the Merger Agreement is terminated (A) by CGBD or CSL III (x) at a time when the Merger Agreement was terminable by CSL III because CGBD breached its non-solicit restrictions, (y) the First Merger is not completed before the Initial Termination Date, or (z) the CGBD Stockholders do not approve the Merger Stock Issuance Proposal at the CGBD Special Meeting, or (B) by CSL III because CGBD willfully or intentionally breaches its representations, warranties, covenants or agreements in the Merger Agreement, and such breach (x) either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of certain CGBD closing conditions, and (y) is not curable prior to the Initial Termination Date or, if curable prior to the Initial Termination Date, has not been cured within thirty (30) days after the giving of notice thereof by CSL III to CGBD (provided that CSL III is not then in material breach so as to result in the failure of certain CGBD closing conditions), (ii) a Takeover Proposal (except that references to 25% in such definition will be deemed to be references to 50%) by the relevant third party is publicly disclosed after the date of the Merger Agreement and has not been withdrawn prior to the CGBD Special Meeting (in the case of a termination due to the failure of the CGBD Stockholders to approve the Merger Stock Issuance Proposal) or termination of the Merger Agreement (in the case of (i)(B) above or the failure to complete the Merger by the Termination Date) and (iii) CGBD enters into a definitive agreement with respect to such Takeover Proposal within twelve (12) months after the Merger Agreement is terminated and such Takeover Proposal is subsequently completed (regardless of whether such consummation happens prior to or following such 12-month period).

Effect of Termination

If the Merger Agreement is terminated, it will become void and have no effect, and there will be no liability on the part of CGBD, Merger Sub, CSL III, or their respective affiliates or consolidated subsidiaries or any of their respective directors, trustees or officers, except that (1) CGBD and CSL III will remain liable to each other for any damages incurred or suffered by another party arising out of any willful or intentional breach of the Merger Agreement or a failure or refusal by a party to consummate the Merger Agreement and the transactions contemplated thereby when such party was obligated to do so in accordance with the terms of the Merger Agreement and (2) certain designated provisions of the Merger Agreement will survive the termination, including the confidentiality and termination fee provisions.

Amendment of the Merger Agreement

The Merger Agreement may be amended by the parties, by action taken or authorized by their respective boards of directors or trustees, as the case may be, at any time before or after approval of the Merger Stock Issuance Proposal by CGBD Stockholders; provided that after any approval of the Merger Stock Issuance Proposal by CGBD Stockholders, there may not be, without further approval of such stockholders, any amendment of the Merger Agreement that requires such further approval under applicable law. The Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties (acting upon the recommendation of the CSL III Special Committee, in the case of CSL III, or the CGBD Special Committee, in the case of CGBD).

Expense Reimbursement

All fees and expenses incurred by any party in connection with the Merger Agreement and the transactions contemplated thereby (including the Mergers) (the “Transactions”) (the “BDC Expenses”), including all (i) fees and expenses for financial advisory and legal services to each of CGBD and CSL III in connection with the Merger Agreement and the Transactions, (ii) fees and expenses incurred in connection with the CGBD Special Meeting, (iii) fees and expenses incurred in connection with soliciting and tabulating stockholder votes, including the cost of a proxy solicitation firm, (iv) fees and expenses incurred in connection with meetings of the CGBD Special Committee and the CSL III Special Committee, (v) fees and expenses incurred by the CGBD Board or the CSL III Board in connection with the Transactions including legal, tax, and other outside advisors and

(vi) fees and expenses incurred in connection with litigation relating to the Transactions will, in each case, be paid by the party incurring such fees or expenses (or, in the case of Merger Sub, CGBD), whether or not the Transactions (including the First Merger) are consummated.

All fees and expenses (whether or not incurred or owed by CGBD or CSL III) related to (i) the drafting of the Merger Agreement, the other ancillary documents and this joint proxy statement/information statement/prospectus, (ii) filing and other fees paid to the SEC in connection with the Transactions, and (iii) filing and other fees incurred in connection with any filing under the HSR Act in connection with the Transactions (collectively, the “Joint Expenses”) will be borne by CGBD and CSL III on a pro rata basis based upon the relative net assets of CGBD and CSL III as of the date on which the Exchange Ratio is determined, subject to reimbursement by the CSL III Advisor or CGCIM as described as follows:

(i)

If Closing occurs, (x) CGCIM will bear 100% of the aggregate reasonable out-of-pocket costs and expenses constituting BDC Expenses incurred by CGBD, and (y) CSL III Advisor will bear 100% of the aggregate reasonable out-of-pocket costs and expenses constituting BDC Expenses incurred by CSL III, up to, in the case of clauses (x) and (y), an aggregate amount equal to $5 million;

(ii)

If Closing does not occur because CGBD Stockholders have failed to approve the Merger Stock Issuance Proposal at the CGBD Special Meeting, CSL III Advisor will bear 100% of the aggregate reasonable out-of-pocket costs and expenses constituting BDC Expenses incurred by CSL III, up to an aggregate amount equal to $2.5 million. For the avoidance of doubt, if Closing does not occur because CGBD Stockholders have failed to approve the Merger Stock Issuance Proposal at the CGBD Special Meeting, CGBD will bear 100% of its BDC Expenses; and

(iii)

If Closing does not occur for any other reason, (x) CGCIM will bear 50% of the aggregate reasonable out-of-pocket costs and expenses constituting BDC Expenses incurred by CGBD, and (y) CSL III Advisor will bear 50% of the aggregate reasonable out-of-pocket costs and expenses constituting BDC Expenses incurred by CSL III, up to, in the cases of clauses (x) and (y), an aggregate amount equal to $2.5 million (such amount under clause (i), (ii) or (iii), the “Expense Cap”); provided, that, in each case of clause (x) or (y), CGBD and CSL III will bear the remaining 50% of their respective BDC Expenses.

The Expense Cap will be allocated between CGBD and CSL III on a pro rata basis based on the relative net assets of CGBD and CSL III as of the date on which the Exchange Ratio is determined; provided, that if (a) the aggregate BDC Expenses and allocated Joint Expenses of either CGBD or CSL III, as applicable, to be reimbursed to or paid on behalf of such party pursuant to the foregoing clauses (i) or (iii) exceeds such party’s pro rata share of the Expense Cap and (b) the aggregate BDC Expenses and allocated Joint Expenses of the other party to be compensated pursuant to the foregoing clauses (i) or (iii), as applicable, is less than such other party’s pro rata share of the applicable Expense Cap, then the portion of the Expense Cap not used by such other party in the immediately preceding clause (b) will be added to the Expense Cap of the other party in the immediately preceding clause (a). Subject to the immediately preceding sentence, each of CGBD and CSL III will pay all of its BDC Expenses and its pro rata share of Joint Expenses in excess of the portion of the Expense Cap applicable to it whether or not the Closing occurs.

Preferred Stock Exchange and Lock-Up Agreement

Following the date hereof and prior to the Effective Time, CGBD and the holder of shares of CGBD Preferred Stock will enter into, or will cause to be entered into, the Preferred Stock Exchange Documents.

Immediately prior to the Effective Time, upon the terms and subject to the conditions contained in the Preferred Stock Exchange Documents (including the satisfaction or waiver of the conditions to the First Merger (other than the condition relating to the consummation of the Preferred Stock Exchange) in accordance with the Merger Agreement), CGBD and CIM will consummate the Preferred Stock Exchange. Any accrued and unpaid dividends of the CGBD Preferred Stock thereon to the date of exchange, whether or not declared, will be paid to the holder of record in cash immediately prior to the Preferred Stock Exchange. After the Preferred Stock Exchange and the issuance of CGBD Common Stock pursuant thereto, each share of CGBD Preferred Stock shall cease to be outstanding, shall be cancelled, shall cease to exist and shall thereafter represent only the rights afforded to holders of CGBD Common Stock following the closing of the Mergers.

At the closing of the Mergers, CGBD and Carlyle Investment Management L.L.C. (“CIM”), as the sole holder of record of CGBD Preferred Stock, will enter into a lock-up agreement in substantially the form attached to the Merger Agreement (with such changes as may be mutually agreed by CGBD and CIM), which will be effective as of the closing of the Mergers (the “Lock-Up Agreement”), in accordance with the terms and conditions more fully set forth in the form of Lock-Up Agreement.

In accordance with the terms of the Lock-Up Agreement, during the Restricted Period (as defined below), CIM may not transfer (whether by sale, gift, merger, by operation of law or otherwise), assign, pledge or otherwise dispose of or encumber (collectively, a “Transfer”) its shares of the CGBD Common Stock resulting from the Preferred Stock Exchange unless the CGBD Board consents to such Transfer and such Transfer is made in accordance with applicable securities and other laws. The “Restricted Period” will begin on the closing date and end on the date that is (i) 360 days after the closing date for one-third of the shares of CGBD Common Stock issued to CIM as a result of the Preferred Stock Exchange, (ii) 540 days after the closing date for one-third of the shares of the CGBD Common Stock issued to CIM as a result of the Preferred Stock Exchange and (iii) 720 days after the closing date for one-third of the shares of CGBD Common Stock issued to CIM as a result of the Preferred Stock Exchange.

ACCOUNTING TREATMENT OF THE MERGERS

Management of CGBD has performed an analysis and determined that the Mergers are asset acquisitions and that CGBD is the accounting survivor. Therefore, the Mergers will be accounted for under the asset acquisition method of accounting by CGBD in accordance with Accounting Standards Codification Topic 805-50, Business Combinations — Related Issues (“ASC 805-50”). Under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. Per ASC 805-50-30-1, assets are recognized based on their cost to the acquiring entity, which generally includes transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets’ carrying amounts on the acquiring entity’s records. ASC 805-50-30-2 provides that asset acquisitions in which the consideration given is cash are measured by the amount of cash paid. However, if the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on the cost to the acquiring entity or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measured.

In connection with the Mergers, the outstanding CSL III Common Shares will be exchanged for newly issued shares of CGBD Common Stock.

The aggregate NAV of the CGBD Common Stock received by CSL III Shareholders in connection with the Mergers will equal the aggregate NAV of CSL III Common Shares held by CSL III Shareholders immediately prior to the Mergers, less transaction costs in excess of the Expense Cap and tax-related distributions, if any. Management of CGBD has determined the fair value of the shares of CGBD Common Stock to be issued pursuant to the Merger Agreement plus transaction costs (“purchase price”) to be most evident of fair value for measuring the consideration given in connection with the Mergers. The consideration paid by CGBD will be allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example, cash) and does not give rise to goodwill. To the extent that the purchase price does not closely approximate the NAV of CGBD Common Stock at such time, the difference between the purchase price and the fair value of CSL III’s net assets acquired would result in a purchase discount or premium (the “purchase discount (or premium)”). The purchase discount (or premium) will be allocated to the acquired assets and assumed liabilities of CSL III based on their relative fair values as of the Closing Date. Immediately following the Mergers, CGBD will record the acquired CSL III investments at their respective fair values and, as a result, the purchase discount (or premium) allocated to the cost basis of the investments acquired from CSL III will be recognized as unrealized appreciation (or depreciation). The purchase discount (or premium) allocated to the acquired CSL III investments in loans would accrete (or amortize) over the life of the loans through interest income with a corresponding reversal of the initial unrealized appreciation (or depreciation) on the acquired CSL III loans through their ultimate disposition. The purchase discount (or premium) allocated to the acquired CSL III investments in equity securities would not accrete (or amortize) over the life of the equity securities through interest income and, assuming no subsequent change to the fair value of the acquired CSL III equity securities and disposition of such equity securities at fair value, would be recognized as realized gain (or loss) with a corresponding reversal of the unrealized appreciation (or depreciation) upon disposition of such equity securities.

The final allocation of the purchase price will be determined after the Mergers are completed and after completion of a final analysis to determine the estimated relative fair values of CSL III’s assets and liabilities. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of CSL III as compared to the information shown in this joint proxy statement/prospectus may occur. In connection with the calculation of incentive fees on income and incentive fees on capital gains, CGBD plans to exclude any amortization or accretion of any purchase premium or purchase discount resulting solely from Merger Accounting Adjustments, including any premium or discount paid for in the acquisition of such assets, solely to the extent that the inclusion of such Merger Accounting Adjustments, in the aggregate, would result in an increase in incentive fees on income or incentive fees on capital gains, with such exclusion to be implemented either through an amendment to the CGBD Investment Advisory Agreement prior to the Effective Time or a waiver of such amounts by CGCIM.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax consequences of the Mergers, including an investment in shares of CGBD Common Stock by a CSL III Shareholder. This summary does not purport to be a complete description of the income tax consequences of the Mergers applicable to an investment in shares of CGBD Common Stock.

Neither CGBD nor CSL III has sought or will seek any ruling from the Internal Revenue Service (“IRS”) as to the U.S. federal income tax consequences of the Mergers or any related transactions. The following discussion does not discuss the special treatment under U.S. federal income tax laws that could result if CGBD invested in tax-exempt securities or certain other investment assets. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Mergers to you, as applicable, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

This discussion addresses only those CSL III Shareholders that hold their CSL III Common Shares (and will hold their CGBD Common Stock) as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment), and does not address all the U.S. federal income tax consequences that may be relevant to particular CSL III Shareholders in light of their individual circumstances or to CSL III Shareholders that are subject to special rules, including, without limitation:

•	tax-exempt organizations or governmental organizations;

•	insurance companies;

•	partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•	stockholders who hold their shares as part of a straddle or a hedging or conversion transaction;

•	stockholders who purchase or sell shares as part of a wash sale;

•	brokers, dealers or traders in securities;

•	traders in securities that elect to use a mark-to-market method of accounting for securities holdings;

•	pension plans and trusts;

•	tax-qualified retirement plans;

•	real estate investment trusts;

•	other RICs;

•	banks, insurance companies and other financial institutions;

•	U.S. stockholders whose functional currency is not the U.S. dollar;

•	non-U.S. stockholders engaged in a trade or business in the United States;

•	nonresident alien individuals who are present in the United States for 183 days or more in a taxable year;

•	persons who have ceased to be U.S. citizens or to be taxed as residents of the United States; or

•	“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax.

In addition, the discussion does not address any alternative minimum tax, gift or estate tax, or any state, local or foreign tax consequences of the Mergers, nor does it address any tax consequences arising under Medicare tax on net investment income.

For purposes of this discussion, a “U.S. stockholder” or “U.S. holder” is a beneficial owner of CSL III Common Shares or CGBD Common Stock (as applicable) who for U.S. federal income tax purposes is:

(1)	an individual who is a citizen or resident of the United States;

(2)	a corporation, or an entity treated as a corporation, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

(3)

a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (b) such trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person; or

(4)	an estate, the income of which is subject to U.S. federal income tax on its income regardless of its source.

For purposes of this discussion, a “non-U.S. stockholder” is a beneficial owner of CSL III Common Shares or CGBD Common Stock (as applicable) that is not a U.S. stockholder or an entity that is treated as a partnership for U.S. federal income tax purposes.

The tax treatment of a partner in a partnership (or an entity treated as a partnership) generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A CSL III Shareholder that is a partner of a partnership is urged to consult its own tax advisor.

The following discussion is based on the Code, its legislative history, existing and proposed U.S. Treasury regulations thereunder, published rulings, administrative pronouncements of the IRS and court decisions, all as currently in effect as of the date hereof, and all of which are subject to change or different interpretations, possibly with retroactive effect. Any such change could affect the continuing validity of this discussion. Each CSL III Shareholder is urged to consult its tax advisor with respect to the particular tax consequence of the Mergers to such holder.

Certain Material U.S. Federal Income Tax Consequences of the Mergers

CGBD and CSL III intend for the Mergers, taken together, to qualify as a reorganization within the meaning of Section 368(a) of the Code. It is a condition to the obligation of CSL III to consummate the Mergers that CSL III will obtain an opinion from S&C generally to the effect that the Mergers, taken together, will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. It is a condition to the obligation of CGBD to consummate the Mergers that CGBD will obtain an opinion from S&C generally to the effect that the Mergers, taken together, will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code. The opinions will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain facts and representations contained in representation letters provided by each of CSL III and CGBD and on customary factual assumptions.

The remainder of this disclosure assumes that the Mergers qualify as a “reorganization” under Section 368(a) of the Code.

U.S. Stockholders

CSL III Shareholders that are U.S. holders who receive shares of CGBD Common Stock in exchange for CSL III Common Shares pursuant to the Mergers generally will not recognize gain or loss for U.S. federal income tax purposes, other than for cash received in lieu of fractional shares of CGBD Common Stock. The aggregate basis of the shares of CGBD Common Stock received in the Mergers will be the same as the aggregate basis of the CSL III Common Share for which it is exchanged, decreased by any basis attributable to fractional interests in shares of CGBD Common Stock for which cash is received. The holding period of shares of CGBD Common Stock received in exchange for CSL III Common Shares will include the holding period of the CSL III Common Share for which it is exchanged.

If the CSL III Shareholder acquired different blocks of CSL III Common Shares at different times or at different prices, then the CSL III Shareholder’s basis and holding period in their shares of CGBD Common Stock will be determined by reference to each block of CSL III Common Shares exchanged.

A holder of CSL III Common Shares who receives cash instead of a fractional share of CGBD Common Stock will generally be treated as having received the fractional share pursuant to the Mergers and then as having sold that fractional share of CGBD Common Stock for cash. As a result, a U.S. holder of CSL III Common Shares generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in his or her fractional share interest. Except as described above, this gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if, as of the effective date of the Mergers, the holding period for such shares is greater than one year. The deductibility of capital losses is subject to limitations.

Payments of cash in lieu of fractional shares to a holder of CSL III Common Shares may, under certain circumstances, be subject to information reporting and backup withholding. Payments will not be subject to backup withholding if the U.S. stockholder (i) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact or (ii) provides CGBD or the transfer agent, as appropriate, with a properly completed IRS Form W-9 (or its successor form) certifying that such U.S. stockholder is a U.S. person, the taxpayer identification number provided is correct and such U.S. stockholder is not subject to backup withholding. The taxpayer identification number of an individual is his or her Social Security number. Any amounts withheld from payments to a holder under the backup withholding rules are not additional tax and will be allowed as a refund or credit against the holder’s U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

Each holder of CSL III Common Shares who is required to file a U.S. federal income tax return and who is a “significant holder” that receives CGBD Common Stock in the Mergers will be required to file a statement with such U.S. federal income tax return in accordance with U.S. Treasury Regulations Section 1.368-3 setting forth such holder’s basis in, and the fair market value of, the CSL III Common Share that is exchanged for CGBD Common Stock by such significant holder (in each case determined immediately prior to the exchange). A “significant holder” is a holder of CSL III Common Shares who, immediately before the Mergers, owned at least 1% of the outstanding stock of CSL III or securities of CSL III with a basis for U.S. federal income tax purposes of at least $1,000,000.

Non-U.S. Stockholders

CSL III Shareholders that are non-U.S. stockholders who receive shares of CGBD Common Stock in exchange for CSL III Common Shares pursuant to the Mergers generally will not recognize gain or loss for U.S. federal income tax purposes. The holding period and basis of the CGBD Common Stock received by a non-U.S. stockholder generally will be calculated in the same manner as for a U.S. stockholder as described above under “— U.S. Stockholders”. Gain recognized by a non-U.S. stockholder upon the exchange of CSL III Common Shares for cash in lieu of fractional shares of CGBD Common Stock pursuant to the Mergers generally should not be subject to U.S. federal income tax, unless such gain is effectively connected with a U.S. trade or business of such non-U.S. stockholder.

A non-U.S. stockholder will be subject to information reporting and, in certain circumstances, backup withholding with respect to any cash received in lieu of fractional shares received by such holder pursuant to the Mergers, unless such non-U.S. stockholder certifies under penalties of perjury that it is a non-U.S. stockholder (and the payor does not have actual knowledge or reason to know that the holder is a United States person as defined under the Code) or such non-U.S. stockholder otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. stockholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Limitations on Utilization of Loss Carryforwards and Unrealized Losses

In general, it is expected that limitations under the Code will apply to any capital loss carryforwards and unrealized losses of CSL III, as CSL III Shareholders before the Mergers are expected to hold less than 50% of the outstanding shares of CGBD immediately following the Mergers.

In this regard, the Mergers are expected to result in potential limitations on the ability of CGBD to use any CSL III capital loss carryforwards and unrealized capital losses inherent in the tax basis of the assets acquired, once realized. These potential limitations generally would be imposed on an annual basis. Capital losses in excess of the limitation may be carried forward indefinitely. The limitations generally would equal the product of the fair market value of CSL III’s equity immediately prior to the Mergers and the “long-term tax-exempt rate,” as published quarterly by the IRS, in effect at such time. No assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Mergers.

CGBD will be prohibited from using its capital loss carryforwards, if any, and unrealized losses (once realized) against the unrealized gains in CSL III’s portfolio at the time of the Mergers, if any, to the extent such gains are realized within five years following the Mergers, if CSL III has a net unrealized built in gain at the time of the Mergers. The ability of CGBD to absorb its losses in the future depends upon a variety of factors that cannot be known in advance. Even if CGBD is able to utilize its capital loss carryforwards or unrealized losses, the tax benefit resulting from those losses will be shared by both CGBD Stockholders and CSL III Shareholders following the Mergers. Therefore, a CGBD Stockholder or CSL III Shareholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Mergers did not occur.

CGBD will also be prohibited from using CSL III’s capital loss carryforwards, if any, and unrealized losses (once realized) against the unrealized gains in CGBD’s portfolio at the time of the Mergers, if any, to the extent such gains are realized within five years following the Mergers, if CGBD has a net unrealized built in gain at the time of the Mergers. The ability of CGBD to use CSL III’s losses in the future depends upon a variety of factors that cannot be known in advance. Even if CGBD is able to utilize capital loss carryforwards or unrealized losses of CSL III, the tax benefit resulting from those losses will be shared by both CSL III and CGBD stockholders following the Mergers. Therefore, a CSL III Shareholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Mergers did not occur.

Further, in addition to the other limitations on the use of losses, under Section 381 of the Code, for the taxable year of the Mergers, only that percentage of CGBD’s capital gain net income for such taxable year (excluding capital loss carryforwards), if any, equal to the percentage of its taxable year that remains following the Mergers can be reduced by CSL III’s capital loss carryforwards (as otherwise limited under Sections 382, 383 and 384 of the Code, as described above).

Distribution of Income and Gains

CSL III’s taxable year is expected to end as a result of the Mergers. Under applicable U.S. tax rules, CSL III generally will be required to declare to CSL III Shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain (if any), in order to maintain CSL III’s treatment as a RIC with respect to its taxable year ending with the date of the Mergers and to avoid being subject to any corporate-level U.S. federal income tax on its taxable income in respect of such taxable year (a “Tax Dividend”). It is expected that the Tax Dividend will equal or exceed all of CSL III’s previously undistributed net investment income and net realized capital gains and that as a result CSL III will not be subject to corporate-level U.S. federal income tax with respect to its final taxable year ending on the date on which the Mergers are effective.

Moreover, if CGBD has net investment income or net realized capital gain, but has not distributed such income or gain prior to the Mergers and a CSL III Shareholder acquires shares of CGBD Common Stock in the Mergers, a portion of any subsequent distributions from CGBD may, in effect, be a taxable return of part of the stockholder’s investment. Similarly, if a CSL III Shareholder acquires CGBD Common Stock in the Mergers when CGBD holds appreciated securities, the stockholder may receive a taxable return of part of its investment if and when CGBD sells the appreciated securities and distributes the realized gain.

The Tax Dividend should be treated as a distribution with respect to CSL III Common Shares. Accordingly, if you are a U.S. stockholder, the Tax Dividend generally will (subject to the last sentence in this paragraph) be taxable to you as ordinary income or capital gains depending on the type and amount of CSL III’s income to which the Tax Dividend is attributable. Distributions of CSL III’s investment company taxable income (which is, generally, CSL III’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to the extent of CSL III’s current or accumulated earnings and profits. To the extent any portion of the Tax Dividend is attributable to dividends from U.S. corporations and certain qualified foreign corporations, that portion may be eligible for taxation at a preferential rate if you are taxed at individual rates. In this regard, it is anticipated that the Tax Dividend will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential rate. Distributions of CSL III’s net capital gains (which are generally CSL III’s realized net long-term capital gains in excess of realized net short-term capital losses) and properly reported by CSL III as “capital gain dividends” will be taxable to you as long-term capital gains. Distributions in excess of CSL III’s earnings and profits first will reduce your adjusted tax basis in your CSL III Common Shares and, after the adjusted basis is reduced to zero, will constitute capital gains to you.

If you are a non-U.S. stockholder, the Tax Dividend generally will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate if you are eligible for a reduced rate under an applicable income tax treaty) to the extent attributable to a distribution of CSL III’s “investment company taxable income” out of current and accumulated earnings and profits, unless the distributions are properly designated as (1) paid by CSL III in respect of CSL III’s “qualified net interest income” (generally, CSL III’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which CSL III is at least a 10% stockholder, reduced by expenses that are allocable to such income) or (2) paid by CSL III in connection with CSL III’s “qualified short-term capital gains” (generally, the excess of CSL III’s net short-term capital gains over CSL III’s net long-term capital losses for such taxable year). If any portion of the Tax Dividend is attributable to CSL III’s net capital gains or is in excess of CSL III’s current and accumulated earnings and profits, that portion of the Tax Dividend generally will not be subject to U.S. federal income tax. If the Tax Dividend is effectively connected with your conduct of a U.S. trade or business, you will not be subject to U.S. federal withholding tax, but you generally will be subject to tax on the Tax Dividend in the same manner as a U.S. stockholder, as described in the preceding paragraph.

Withholding taxes may be imposed under Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on certain types of income from sources within the United States, which may include the Tax Dividend, that are paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code), unless (1) the foreign financial institution undertakes certain diligence and reporting obligations, (2) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States-owned foreign entities” (each as defined in the Code), annually report certain information about such accounts, and withhold 30% on certain payments to non-compliant foreign financial institutions and certain other account holders.

Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

CSL III Shareholders are urged to consult their tax advisors regarding the potential application of withholding under FATCA to the Tax Dividend.

The preceding discussion is intended only as a summary of material U.S. federal income tax consequences of the Mergers and does not address tax consequences that may vary with, or are contingent on, individual circumstances. Moreover, it does not address any non-income tax or any foreign, state or local tax consequences of the Mergers. CSL III Shareholders are strongly urged to consult their own tax advisors as to the specific tax consequences resulting from the Mergers, including tax return reporting requirements, the applicability and effect of United States federal, state, local and other tax laws and the effect of any proposed changes in the tax laws.

U.S. Federal Income Taxation of an Investment in CGBD Common Stock

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to CGBD, to CGBD’s qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to an investment in CGBD Common Stock.

Taxation as a Regulated Investment Company

CGBD has elected to be treated, and intends to qualify annually, as a RIC for U.S. federal income tax purposes under Subchapter M of the Code. As a RIC, CGBD generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that CGBD timely distributes (or are deemed to timely distribute) to CGBD Stockholders as dividends. Instead, dividends CGBD distributes (or are deemed to timely distribute) generally will be taxable to the holders of CGBD Common Stock, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to the holders of CGBD Common Stock. To qualify as a RIC, CGBD must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, CGBD must distribute to CGBD Stockholders on an annual basis at least 90% of CGBD’s “investment company taxable income” (which generally is net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, determined without regard to the dividends-paid deduction) for each taxable year (the “Annual Distribution Requirement”). The following discussion assumes that CGBD qualifies as a RIC and has satisfied the Annual Distribution Requirement for each taxable year.

In order to qualify as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, CGBD must, among other things:

•	continue to qualify and have in effect an election to be treated as a Business Development Company under the Investment Company Act at all times during each taxable year;

•

derive in each taxable year at least 90% of CGBD’s gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to CGBD’s business of investing in such stock or securities or foreign currencies or net income derived from an interest in a “qualified publicly traded partnership” (the “90% Gross Income Test”);

•	diversify CGBD’s holdings such that at the end of each quarter of CGBD’s taxable year:

•

at least 50% of the value of CGBD’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of CGBD’s assets or more than 10% of the outstanding voting securities of the issuer (other than certain development corporations where certain conditions are satisfied); and

•

no more than 25% of the value of CGBD’s assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, or of two or more issuers that are controlled, as determined under applicable Code rules, by CGBD and that are engaged in the same or similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

If CGBD qualifies as a RIC and satisfies the Annual Distribution Requirement, as it believes it will, then CGBD will not be subject to U.S. federal income tax on the portion of CGBD’s net taxable income that CGBD timely distributes (or is deemed to timely distribute) to CGBD Stockholders. CGBD is subject to U.S. federal income tax at regular corporate rates on any income or capital gains not distributed (or deemed distributed) to CGBD Stockholders.

CGBD intends to make distributions as additional shares of CGBD Common Stock, unless CGBD Stockholder elects to “opt out” of CGBD’s dividend reinvestment plan, in which case CGBD Stockholder will receive his, her or its distributions in cash. Under certain applicable provisions of the Code and the U.S. Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The IRS has issued private rulings indicating that this rule will apply even if the issuer limits the total amount of cash that may be distributed, provided that the limitation does not cause the cash to be less than 20% of the total distribution. CGBD generally intends to pay distributions in cash to stockholders who have “opted out” of CGBD’s dividend reinvestment plan. However, CGBD reserves the right, in CGBD’s sole discretion from time to time, to limit the total amount of cash distributed to as little as 20% of the total distribution depending on, among other factors, the levels of CGBD’s cash balances. In such a case, each stockholder receiving cash would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. In no event will any stockholder that has “opted out” of the dividend reinvestment plan, in which case such stockholder will receive cash, receive less than 20% of his or her entire distribution in cash. For U.S. federal income tax purposes, the amount of a dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

Stockholders receiving dividends in shares of CGBD Common Stock will be required to include the full amount of the dividend (including the portion payable in stock) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of CGBD’s current or accumulated earnings and profits for U.S. federal income tax purposes. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. If a U.S. stockholder sells CGBD Common Stock that it receives as a dividend in order to pay such tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of CGBD Common Stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, CGBD may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in CGBD Common Stock. In addition, if a significant number of CGBD Stockholders were to determine to sell shares of CGBD Common Stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price (if any) of CGBD Common Stock. It is unclear whether and to what extent CGBD will be able to pay taxable dividends of the type described in this paragraph.

Moreover, CGBD’s ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of CGBD’s portfolio and/or (2) other requirements relating to CGBD’s status as a RIC, including the Diversification Tests. If CGBD disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Distribution Requirements (as defined below), CGBD may make such dispositions at times that, from an investment standpoint, are not advantageous. If CGBD is prohibited from making distributions or is unable to raise additional debt or equity capital or sell assets to make distributions, CGBD may not be able to make sufficient distributions to satisfy the Annual Distribution Requirement, and therefore would not be able to maintain CGBD’s qualification as a RIC. Additionally, CGBD may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent CGBD from accruing a long-term holding period. These investments may prevent CGBD from making capital gain distributions as described below. CGBD intends to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when CGBD makes any such investments in order to mitigate the effect of these rules.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which generally is ordinary income plus the excess of net realized short-term capital gains over net realized long-term capital losses). If CGBD’s deductible expenses in a given year exceed CGBD’s investment company taxable income, CGBD would have a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years, and such net operating losses generally do not pass through to CGBD Stockholders. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses, and use them to offset future capital gains, indefinitely. Due to these limits on the deductibility of expenses and net capital losses, CGBD may, for U.S. federal income tax purposes, have aggregate taxable income for several years that CGBD is required to distribute and that is taxable to stockholders even if such income is greater than the aggregate net income CGBD actually earned during those years. Such distributions may be made from CGBD’s cash assets or by liquidation of investments, if necessary. CGBD may realize gains or losses from such liquidations. In the event CGBD realizes net capital gains from such transactions, CGBD Stockholder may receive a larger capital gain distribution than CGBD Stockholder would have received in the absence of such transactions. In addition, if future capital gains are offset by carried forward capital losses, such future capital gains are not subject to any corporate-level U.S. federal income tax, regardless of whether they are distributed to CGBD Stockholders.

CGBD may include in its taxable income certain amounts that CGBD has not yet received in cash. For example, if CGBD holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or are issued with warrants), CGBD must include in its taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether CGBD receives cash representing such income in the same taxable year. CGBD may also have to include in its taxable income other amounts that CGBD has not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation, such as warrants or stock. Because such original issue discount or other amounts accrued will be included in CGBD’s investment company taxable income for the year of accrual, CGBD may be required to make distributions to the holders of CGBD Common Stock in order to satisfy the Annual Distribution Requirements or the Excise Tax Distribution Requirement, even though CGBD will have not received any corresponding cash payments. Accordingly, to enable CGBD to make distributions to the holders of CGBD Common Stock that will be sufficient to enable CGBD to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, CGBD may need to sell some of CGBD’s assets at times or at prices that CGBD would not consider advantageous, CGBD may need to raise additional equity or debt capital, forego new investment opportunities, or otherwise take actions that are disadvantageous to CGBD’s business (or be unable to take actions that are advantageous to CGBD’s business). However, under the Investment Company Act (and possibly certain debt covenants), CGBD generally is not permitted to make distributions to CGBD Stockholders while CGBD’s debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If CGBD is unable to obtain cash from other sources to enable CGBD to satisfy the Annual Distribution Requirement, CGBD may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes).

In addition, if CGBD fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of CGBD’s ordinary income for the calendar year, (2) 98.2% of CGBD’s capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any undistributed ordinary income and capital gain net income for preceding years on which CGBD paid no U.S. federal income tax less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), CGBD will be liable for a 4% nondeductible excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by CGBD that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). CGBD currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Distribution Requirements, as it believes is reasonably necessary to avoid the payment of material excise taxes.

Failure to Qualify as a RIC

If CGBD failed to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, CGBD might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which might, among other things, require CGBD to pay certain corporate-level U.S. federal taxes or to dispose of certain assets).

If CGBD failed to qualify for treatment as a RIC and such relief provisions do not apply to CGBD, CGBD would be subject to U.S. federal income tax on all of CGBD’s taxable income at regular corporate U.S. federal income tax rates (and CGBD also would be subject to any applicable state and local taxes), regardless of whether CGBD makes any distributions to the holders of CGBD Common Stock. CGBD would not be able to deduct distributions to CGBD Stockholders, nor would distributions to the holders of CGBD Common Stock be required to be made for U.S. federal income tax purposes. Any distributions CGBD makes generally would be taxable to the holders of CGBD Common Stock as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. stockholders, to the extent of CGBD’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. CGBD Stockholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of CGBD’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in its shares of CGBD Common Stock, and any remaining distributions would be treated as capital gain.

Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, CGBD could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by CGBD during the period in which CGBD failed to qualify as a RIC that are recognized during the 5-year period after CGBD’s requalification as a RIC, unless CGBD made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of CGBD’s requalification as a RIC. CGBD may decide to be taxed as a regular corporation even if CGBD would otherwise qualify as a RIC if CGBD determines that treatment as a corporation for a particular year would be in CGBD’s best interests.

CGBD’s Investments — General

Certain of CGBD’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause CGBD to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. CGBD has and intends to continue to monitor CGBD’s transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that CGBD will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.

Gain or loss recognized by CGBD from warrants or other securities acquired by CGBD, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long CGBD held a particular warrant or security.

A portfolio company in which CGBD invests may face financial difficulties that require CGBD to work-out, modify or otherwise restructure CGBD’s investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, cause CGBD to recognize taxable income without a corresponding receipt of cash, which could affect CGBD’s ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in CGBD receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test or otherwise would not count toward satisfying the Diversification Tests.

CGBD’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, CGBD’s yield on those securities would be decreased. Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by CGBD.

If CGBD purchases shares in a “passive foreign investment company” (a “PFIC”), CGBD may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if CGBD distributes such income as a taxable dividend to the holders of CGBD Common Stock. Additional charges in the nature of interest generally will be imposed on CGBD in respect of deferred taxes arising from any such excess distribution or gain. If CGBD invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (“QEF”), in lieu of the foregoing requirements, CGBD will be required to include in income each year CGBD’s proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, CGBD may be able to elect to mark-to-market at the end of each taxable year CGBD’s shares in a PFIC; in this case, CGBD will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in CGBD’s income. CGBD’s ability to make either election will depend on factors beyond CGBD’s control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, CGBD may be required to recognize in a year income in excess of any distributions CGBD receives from PFICs and any proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether CGBD satisfies the Excise Tax Distribution Requirements. See “— Taxation as a Regulated Investment Company” above.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time CGBD accrues income, expenses or other liabilities denominated in a foreign currency and the time CGBD actually collects such income or pays such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Some of the income that CGBD might otherwise earn, such as fees for providing managerial assistance, certain fees earned with respect to CGBD’s investments, income recognized in a work-out or restructuring of a portfolio investment or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Gross Income Test. To manage the risk that such income might disqualify CGBD as a RIC for failure to satisfy the 90% Gross Income Test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to the holders of CGBD Common Stock on such fees and income.

The remainder of this discussion assumes that CGBD qualifies as a RIC for each taxable year.

Taxation of U.S. Stockholders

The following discussion applies only to U.S. stockholders. If you are not a U.S. stockholder, this section does not apply to you.

Distributions by CGBD generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of CGBD’s “investment company taxable income” (which generally is ordinary income plus the excess of net realized short-term capital gains over net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of CGBD’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional CGBD Common Stock. To the extent such distributions CGBD pays to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) generally are taxable to U.S. stockholders at the preferential rates applicable to long-term capital gains. However, it is anticipated that distributions paid by CGBD will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential rates applicable to Qualifying Dividends or the dividends-received deduction available to corporations under the Code. Distributions of CGBD’s net capital gains (which generally are CGBD’s realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by CGBD as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. stockholder’s holding period for his, her or its CGBD Common Stock and regardless of whether paid in cash or reinvested in additional CGBD Common Stock. Distributions in excess of CGBD’s earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s CGBD Common Stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

U.S. stockholders who have not “opted out” of CGBD’s dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of CGBD Common Stock, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional CGBD Common Stock purchased through the plan equal to the dollar amount that would have been received if the U.S. stockholder had received the dividend or distribution in cash, unless CGBD were to issue new shares that are trading at or above NAV, in which case, the U.S. stockholder’s basis in the new shares would generally be equal to their fair market value. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although CGBD currently intends to distribute any net long-term capital gains at least annually, CGBD may in the future decide to retain some or all of its net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, CGBD will pay tax on the retained amount, each U.S. stockholder will be required to include such stockholder’s share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to such stockholder’s allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for its shares of common stock. Since CGBD expects to pay tax on any retained capital gains at the regular corporate tax rate, and since that rate may be in excess of the rate currently payable by individuals (and other non-corporate U.S. stockholders) on long-term capital gains, the amount of tax that individual stockholders (and other non-corporate U.S. stockholders) will be treated as having paid and for which they will receive a credit may exceed the tax they owe on the retained net capital gain. Any such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. In order to utilize the deemed distribution approach, CGBD must provide written notice to CGBD Stockholders. CGBD cannot treat any of CGBD’s investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, CGBD may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If CGBD makes such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by CGBD in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by CGBD Stockholders on December 31 of the year in which the dividend was declared.

If a U.S. stockholder purchases shares of CGBD Common Stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the U.S. stockholder will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of CGBD Common Stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the CGBD Common Stock sold or otherwise disposed of and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or other disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or other disposition of shares of CGBD Common Stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of CGBD Common Stock may be disallowed if other shares of CGBD Common Stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the CGBD Common Stock acquired will be increased to reflect the disallowed loss.

In general, individual and certain other non-corporate U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in CGBD’s shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may currently deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

CGBD believes that it qualifies as a publicly offered RIC and will continue to qualify as a publicly offered RIC for this and future tax years. CGBD qualifies as a publicly offered RIC if either (i) shares of CGBD Common Stock are held by at least 500 persons at all times during a taxable year or (ii) shares of CGBD Common Stock are treated as regularly traded on an established securities market. For any period that CGBD is not considered to be a “publicly offered” RIC, for purposes of computing the taxable income of U.S. stockholders that are individuals, trusts or estates, (i) CGBD’s earnings will be computed without taking into account such U.S. stockholders’ allocable shares of the management and incentive fees paid to CGBD’s investment adviser and certain of CGBD’s other expenses, (ii) each such U.S. stockholder will be treated as having received or accrued a dividend from us in the amount of such U.S. stockholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. stockholder will be treated as having paid or incurred such U.S. stockholder’s allocable share of these fees and expenses for the calendar year and (iv) each such U.S. stockholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. Miscellaneous itemized deductions generally are deductible by a U.S. stockholder of CGBD Common Stock that is an individual, trust or estate only for tax years of such U.S. stockholder beginning after 2025 and only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 67 of the Code.

CGBD will send to each of CGBD’s U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains). Dividends paid by CGBD generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because CGBD’s income generally will not consist of dividends. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. stockholder’s particular situation.

Tax Shelter Reporting Regulations

If a U.S. stockholder recognizes a loss with respect to CGBD Common Stock of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder generally must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their specific circumstances.

Taxation of Non-U.S. Stockholders

The following discussion applies only to non-U.S. stockholders. If you are not a non-U.S. stockholder, this discussion does not apply to you. Whether an investment in shares of CGBD Common Stock is appropriate for a non-U.S. stockholder will depend upon that stockholder’s particular circumstances. An investment in shares of CGBD Common Stock by a non-U.S. stockholder may have adverse tax consequences.

Distributions on, and Sale or Other Disposition of, CGBD Common Stock

Distributions of CGBD’s “investment company taxable income” to non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized net long-term capital losses, which generally would be free of withholding if paid to non-U.S. stockholders directly) that are not effectively connected with such non-U.S. stockholder’s conduct of a trade or business within the United States will be subject to U.S. withholding tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of CGBD’s current or accumulated earnings and profits. This withholding may be applied to reduce any future distributions to which such non-U.S. stockholders may be entitled.

If a non-U.S. stockholder receives distributions and such distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States of such non-U.S. stockholder, such distributions will be subject to U.S. federal income tax at the rates applicable to U.S. stockholders. In that case, CGBD will not be required to withhold U.S. federal income tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Under Section 871(k) of the Code, certain properly designated dividends received by a non-U.S. stockholder are generally exempt from withholding of U.S. federal income tax where they (1) are paid in respect of CGBD’s

“qualified net interest income” (generally, CGBD’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which CGBD or the non-U.S. stockholder of CGBD Common Stock are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) are paid in connection with CGBD’s “qualified short-term gain” (generally, the excess of CGBD’s net short-term capital gain over CGBD’s net long-term capital loss for such taxable year). However, depending on the circumstances, CGBD may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term gain, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding in the case of “qualified net interest income”, a non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8 or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary may withhold even if CGBD designates the dividend as qualified net interest income or qualified short-term gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of CGBD’s net capital gain to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of CGBD Common Stock, will not be subject to U.S. federal income tax or withholding of such tax, unless (a) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States), in which case the distribution or gains will be subject to U.S. federal income tax on a net basis at the rates and in the manner applicable to U.S. stockholders generally, or (b) in the case of an individual, the non-U.S. stockholder was present in the United States for 183 days or more during the taxable year, and certain other conditions are met, in which case, except as otherwise provided by an applicable income tax treaty, the distributions or gain, which may be offset by certain U.S.-source capital losses, generally will be subject to a flat 30% U.S. federal income tax, even though the non-U.S. stockholder is not considered a resident alien under the Code. In the case of shares held through an intermediary, the intermediary may withhold even if the distribution is attributable to CGBD’s net capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

If CGBD distributes CGBD’s net capital gain in the form of deemed rather than actual distributions, a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder’s allocable share of the corporate-level tax CGBD pays on the capital gain deemed to have been distributed. However, in order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number (“TIN”) and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. TIN or file a U.S. federal income tax return.

For a corporate non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale or redemption of CGBD Common Stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty).

Non-U.S. stockholders who have not “opted out” of CGBD’s dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of CGBD Common Stock, rather than receiving cash distributions. If a distribution is a distribution of CGBD’s investment company taxable income and it is not exempt from withholding tax under one of the exceptions described above and is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if an income tax treaty applies, is not attributable to a permanent establishment of the non-U.S. stockholder), the amount distributed (to the extent of CGBD’s current or accumulated earnings and profits) would be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in shares of CGBD Common Stock. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if an income tax treaty applies, is not attributable to a permanent establishment of the non-U.S. stockholder), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The non-U.S. stockholder will have an adjusted tax basis in the additional shares of CGBD Common Stock purchased through the plan equal to the total dollar amount that would have been received if the stockholder had received the distribution in cash, unless CGBD issue new shares that are trading at or above NAV, in which case, the stockholder’s basis in the new shares would generally be equal to their fair market value. The additional shares would have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account. Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in CGBD Common Stock.

Certain Additional Tax Considerations

Information Reporting and Backup Withholding

U.S. Stockholders. Information returns will generally be filed with the IRS in connection with payments on CGBD Common Stock and the proceeds from a sale or other disposition of CGBD Common Stock. CGBD may be required to withhold U.S. federal income tax (“backup withholding”) at currently applicable rates from all taxable distributions payable to any U.S. stockholder (other than a stockholder that otherwise qualifies for an exemption) (a) who fails to provide CGBD with their correct TINs or a certificate that such stockholder is exempt from backup withholding or (b) with respect to whom the IRS notifies CGBD that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Backup withholding is not an additional tax, and any amounts withheld under backup withholding may be refunded or credited against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Non-U.S. Stockholders. Generally, CGBD must report to the IRS and to non-U.S. stockholders the amount of interest and dividends paid to the non-U.S. stockholder and the amount of tax, if any, withheld with respect to those payments. Copies of the information returns reporting such dividend payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. stockholder resides under the provisions of an applicable tax treaty or agreement. In general, a non-U.S. stockholder will not be subject to backup withholding with respect to payments of dividends, if (a) the non-U.S. stockholder provides its name and address, and certifies, under penalties of perjury, to the applicable withholding agent that it is not a U.S. person (which certification may be made on an IRS Form W-8BEN or W-8BEN-E (or successor form)) or (b) the non-U.S. stockholder holds CGBD Common Stock through certain foreign intermediaries or certain foreign partnerships, and satisfies the certification requirements of applicable Treasury regulations. A non-U.S. stockholder will be subject to information reporting and, depending on the circumstances, backup withholding with respect to the proceeds of the sale or other disposition (including a redemption) of shares of CGBD Common Stock within the United States or conducted through certain U.S.-related payors, unless the payor of the proceeds receives the statement described above or the non-U.S. stockholder otherwise establishes an exemption.

Withholding and Information Reporting on Foreign Financial Accounts

Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the applicable withholding agent generally will be required to withhold 30% of any payments of dividends on CGBD Common Stock to: (i) a foreign financial institution (whether such financial institution is the beneficial owner or an intermediary), unless such foreign financial institution agrees to verify, report and disclose its U.S. account holders, and meets certain other specified requirements; or (ii) a non-financial foreign entity(whether such entity is the beneficial owner or an intermediary), unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and TIN of each substantial U.S. owner, and meets certain other specified requirements. If payment of this withholding tax is made, non-U.S. stockholders that are otherwise eligible for an exemption from, or a reduction in, U.S. federal income withholding taxes with respect to such dividends will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. CGBD will not pay any additional amounts in respect of any amounts withheld. This withholding may be applied to reduce any future distributions to which CGBD Stockholder may be entitled.

All stockholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and non-U.S. tax consequences, of an investment in CGBD Common Stock.

CGBD PROPOSAL — APPROVAL OF THE MERGER STOCK ISSUANCE PROPOSAL

CGBD is asking CGBD Stockholders to approve the issuance of the shares of CGBD Common Stock to be issued pursuant to the Merger Agreement. It is a condition to completion of the Mergers that CGBD issue shares of CGBD Common Stock to CSL III Shareholders pursuant to the Merger Agreement. Upon completion of the Mergers, and subject to the terms and conditions of the Merger Agreement, each CSL III Common Share issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, in accordance with the Merger Agreement, the Merger Consideration as described in “Description of the Merger Agreement — Merger Consideration.”

The issuance of shares of CGBD Common Stock to CSL III Shareholders is necessary to complete the Mergers and therefore the approval of the Merger Stock Issuance Proposal is required for completion of the Mergers.

Required Vote

CGBD Stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Merger Stock Issuance Proposal. Assuming a quorum is present, the affirmative vote “FOR” the Merger Stock Issuance Proposal by a majority of the votes cast is required for approval of the Merger Stock Issuance Proposal. Abstentions will have no effect on the outcome of the Merger Stock Issuance Proposal. Proxies received will be voted “FOR” the approval of the Merger Stock Issuance Proposal unless CGBD Stockholders designate otherwise.

CGBD’s executive officers and directors, CIM and certain affiliates intend to vote their shares of CGBD Common Stock “FOR” the approval of the Merger Stock Issuance Proposal.

On the recommendation of the CGBD Special Committee, the CGBD Board unanimously recommends a vote “FOR” The Merger Stock Issuance Proposal.

MARKET PRICE, DIVIDEND AND DISTRIBUTION INFORMATION

CGBD

Price Range of CGBD Common Stock

CGBD Common Stock trades on Nasdaq under the symbol “CGBD.” The following table sets forth, for each fiscal quarter during the two most recently completed fiscal years and for the current fiscal year, the range of high and low sales prices of CGBD Common Stock as reported on Nasdaq, the premium (discount) of sales price to CGBD’s NAV and the distributions declared by CGBD for each fiscal quarter during the applicable period.

							High Sales Price Premium (Discount) to NAV(2)	Low Sales Price Premium (Discount) to NAV(2)	Cash Dividend Per Share(3)
			Price Range
	NAV(1)		High		Low
Fiscal Year ended December 31, 2022
First Quarter		$17.11		$14.82		$13.69	(13.38)%	(19.99)%		$0.40
Second Quarter		$16.81		$14.84		$12.21	(11.72)%	(27.36)%		$0.40
Third Quarter		$17.16		$14.60		$11.44	(14.92)%	(33.33)%		$0.40
Fourth Quarter		$16.99		$14.75		$11.59	(13.18)%	(31.78)%		$0.44
Fiscal Year ended December 31, 2023
First Quarter		$17.09		$15.67		$13.41	(8.31)%	(21.53)%		$0.44
Second Quarter		$16.73		$14.88		$13.13	(11.06)%	(21.52)%		$0.44
Third Quarter		$16.86		$15.83		$14.44	(6.11)%	(14.35)%		$0.44
Fourth Quarter		$16.99		$15.57		$13.40	(8.63)%	(21.13)%		$0.44
Fiscal Year ended December 31, 2024
First Quarter		$17.07		$16.55		$14.80	(3.05)%	(13.30)%		$0.48
Second Quarter		$16.95		$18.24		$16.11	7.61%	(4.96)%		$0.47
Third Quarter	$	[●]		$18.36		$16.12	[●]	[●]	$	[●]
Fourth Quarter (through [●], 2024)	$	[●]	$	[●]	$	[●]	[●]	[●]	$	[●]

(1)

NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of the relevant quarter.

(2)	Calculated as the respective high or low closing sales price less NAV, divided by NAV (in each case, as of the applicable quarter).
(3)	Represents the dividend or distribution declared in the relevant quarter.

The last reported price for CGBD Common Stock on [●], 2024 was $[●] per share, which represented a [●]% [premium/discount] to CGBD’s NAV as of June 30, 2024. As of [●], 2024, CGBD had [17] stockholders of record, which did not include stockholders for whom shares are held in nominee or “street” name.

CSL III

Price Range of CSL III Common Shares

CSL III Common Shares are not traded on a public market. The following table sets forth, for each fiscal quarter during the two most recently completed fiscal years and for the current fiscal year, the distributions per share that CSL III has paid on CSL III Common Shares for each fiscal quarter during the applicable period:

Record Date	Payment Date	Amount Per Share	Total Cash Distributions
Fiscal Year ended December 31, 2022
June 15, 2022	July 15, 2022	$0.51	$43
September 14, 2022	October 19, 2022	$0.51	$262
December 23, 2022	January 20, 2023	$0.35	$978
Period Total		$1.37	$1,283
Fiscal Year ended December 31, 2023
March 15, 2023	April 20, 2023	$0.50	$1,447
June 30, 2023	July 21, 2023	$0.51	$1,892
September 13, 2023	October 20, 2023	$0.53	$1,981
December 13, 2023	January 19, 2024	$0.54	$2,442
Period Total		$2.08	$7,762
Fiscal Year ended December 31, 2024
March 13, 2024	April 19, 2024	$0.54	$2,940
June 12, 2024	July 19, 2024	$0.55	$3,336
[●]	[●]	[●]	[●]

MANAGEMENT OF CGBD

The business and affairs of CGBD are managed under the oversight of the CGBD Board. The CGBD Board currently consists of seven members, of whom four are Independent Directors. The CGBD Board is divided into three classes, each serving staggered three-year terms. Nasdaq requires that CGBD maintain a majority of Independent Directors on its Board and provides that a director of a BDC is considered to be independent if he or she is not an “interested person”, as defined in Section 2(a)(19) of the Investment Company Act. Therefore, under both the Investment Company Act and applicable Nasdaq rules, a majority of the directors of the CGBD Board is independent.

Director and Executive Officer Information

Directors

Information regarding CGBD’s current directors is set forth below. The directors are divided into two groups — Interested Directors and Independent Directors. An “Interested Director” is an “interested person” of CGBD, as defined in Section 2(a)(19) of the Investment Company Act.

Name, Address, and Year of Birth(1)	Length of Time Served; Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex(2) Overseen by the Director	Other Directorships Held by Director During the Past Five Years(3)
Interested Director
Linda Pace (Year of birth: 1962)	Director since 2019; term expires in 2026	Director; Chair of the Board	3	Chair of the board of directors/trustees of CARS and CSL III

Justin V. Plouffe (Year of birth: 1976)	Director since 2024; term expires in 2027	Director; President and Chief Executive Officer	3	Member of the board of directors/trustees of CARS and CSL III

Mark Jenkins (Year of birth: 1967)	Director since 2020; term expires in 2027	Director	3	Member of the board of directors/trustees of CARS and CSL III

Independent Directors
Nigel D.T. Andrews (Year of birth: 1947)	Director since 2012; term expires in 2027	Director; Chair of the Audit Committee and the Compensation Committee; Member of the Nominating and Governance Committee	3	Member of the board of directors/trustees of CARS and CSL III; member of the board of trustees of Victory Funds

Leslie E. Bradford (Year of birth: 1955)	Director since 2017; term expires in 2025	Director; Member of the Audit Committee, Nominating and Governance Committee and Compensation Committee	3	Member of the board of directors/trustees of CARS and CSL III

Name, Address, and Year of Birth(1)	Length of Time Served; Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex(2) Overseen by the Director	Other Directorships Held by Director During the Past Five Years(3)
John G. Nestor (Year of birth: 1945)	Director since 2013; term expires in 2025	Director; Chair of the Nominating and Governance Committee; Member of the Audit Committee and Compensation Committee	3	Member of the board of directors/trustees of CARS and CSL III

William H. Wright II (Year of birth: 1960)	Director since 2021; term expires in 2026	Director; Member of the Audit Committee, Nominating and Governance Committee and Compensation Committee	3	Member of the board of directors/trustees of CARS and CSL III; Member of the board of directors of Brookfield Infrastructure Income Fund Inc.; Member of the board of trustees of Brookfield Investment Funds; Member of the board of directors of Brookfield Real Assets Income Fund Inc.; Member of the board of directors of Oaktree Diversified Income Fund Inc.

(1)	The address of all directors is c/o Carlyle Secured Lending, Inc., One Vanderbilt Avenue, Suite 3400, New York, NY 10017.
(2)

With respect to each of the directors, the portfolios in the “Fund Complex” are CGBD and two affiliated funds, CSL III and Carlyle Credit Solutions, Inc. (“CARS”), a BDC that has the same investment adviser and administrator as CGBD.

(3)

Except as set forth in this table, no current director of CGBD otherwise serves, or has served during the past five years, as a director of an investment company registered under the Investment Company Act or of a company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act.

Executive Officers

The following persons serve in the following capacities for CGBD:

Name	Birth Year	Position
Thomas M. Hennigan	1976	Chief Financial Officer since 2018 Chief Risk Officer since 2016
Nelson Joseph	1979	Principal Accounting Officer since 2023 Treasurer since 2024
Joshua Lefkowitz	1974	Chief Compliance Officer and Secretary since 2021
Michael Hadley	1975	Vice President and Head of Underwriting since 2022
Non-Executive Officers
Alexander Popov	1975	Vice President and Head of Illiquid Credit since 2022

Biographical Information

Additional biographical information regarding CGBD’s directors and executive officers is set forth below.

Interested Director

Linda Pace has served as Chair of the CGBD Board since December 31, 2019. Ms. Pace has also served as chair of the board of directors of CARS since December 31, 2019, and as chair of the board of trustees of CSL III since June 2021. On December 31, 2022, Ms. Pace stepped down as CEO and President of CGBD, CARS and CSL III but continues to serve as the CGBD Board’s Chair. Until December 31, 2023, Ms. Pace also served as a Managing Director of Carlyle and the Vice Chair of Carlyle Global Credit. Previously, she was responsible for Carlyle’s Global Loans and Structured Credit Group. Prior to that role, she was responsible for portfolio management for Carlyle High Yield Partners, deploying capital into the U.S. market in cash and synthetic form. Prior to joining Carlyle, Ms. Pace spent ten years with BHF-Bank AG, where she was co-head of the bank’s Syndicated Loan group in New York. She invested in leveraged loans on behalf of the bank’s $2 billion on-balance sheet portfolio, as well as their $400 million Collateralized Loan Obligation funds. Prior to that, Ms. Pace worked at Société Générale as a Corporate Credit Analyst. Ms. Pace received her undergraduate degree in French from Douglass College and her MBA in Finance from New York University.

Justin Plouffe has served on the CGBD Board and as the President and CEO of CGBD since March 2024. Mr. Plouffe has also served as a member of the board of directors/trustees and as the President and CEO of CARS and CSL III since March 2024. Mr. Plouffe is a Managing Director and the Deputy Chief Investment Officer for Global Credit and the Head of Direct Lending at Carlyle. Mr. Plouffe focuses on investing across Carlyle’s credit strategies and driving growth initiatives for the Global Credit platform. He is Co-Portfolio Manager for Carlyle Tactical Private Credit Fund, Co-Head of Carlyle Structured Credit Fund, and serves on various Global Credit investment committees. He is also the CEO of TCG Capital Markets L.L.C., a SEC-registered broker-dealer affiliate of The Carlyle Group. Prior to joining Carlyle, Mr. Plouffe was an attorney at Ropes & Gray LLP. He has also served as a clerk on the U.S. Court of Appeals for the First Circuit and as a legislative assistant to a U.S. Congressman. Mr. Plouffe received his undergraduate degree from Princeton University and his J.D. from Columbia Law School, where he was an editor of The Columbia Law Review. He is a CFA Charterholder and holds Series 7, 24, 57, 63, 79 and 99 licenses. Mr. Plouffe’s broad industry experience, leadership and intimate knowledge of the business and operations of Carlyle’s Global Credit investment platform provide the CGBD Board with valuable insight.

Mark Jenkins has served on the CGBD Board since April 2020. Mr. Jenkins has also served on the board of directors of CARS since April 2020 and on the board of trustees of CSL III since June 2021. Mr. Jenkins is a Managing Director and Head of Global Credit. He is also a member of Carlyle’s Management Committee. Prior to joining Carlyle in 2016, Mr. Jenkins was a Senior Managing Director at CPP Investment Board (“CPPIB”) where he was responsible for leading CPPIB’s Global Private Investment Group with approximately CAD$56 billion of assets under management. He was Chair of the Credit Investment Committee, Chair of the Private Investments Committee and also managed the portfolio value creation group. While at CPPIB, Mr. Jenkins founded CPPIB Credit Investments, which is a multi-strategy platform making direct principal credit investments. He also led CPPIB’s acquisition and oversight of Antares Capital and the subsequent expansion in middle-market lending. Prior to CPPIB he was Managing Director, Co-Head of Leveraged Finance Origination and Execution for Barclays Capital in New York. Before Barclays, Mr. Jenkins worked for eleven years at Goldman Sachs & Co. in senior positions within the Fixed Income and Financing Groups in New York. He served on the boards of Wilton Re, Teine Energy, Antares Capital and Merchant Capital Solutions. Mr. Jenkins’s depth of experience in investment management and capital markets, intimate knowledge of the business and operations of Carlyle’s Global Credit investment platform, and experience as a director of other companies in the financial services sector provides the CGBD Board with valuable insight.

Independent Directors

Nigel D.T. Andrews has served on the CGBD Board since 2012 and is the Chair of the Audit Committee and the Compensation Committee and a member of the Nominating and Governance Committee. Mr. Andrews has also served as a member of the board of directors of CARS since April 2017, is the chair of the audit committee of CARS and has served as a member of the board of trustees of CSL III since June 2021 and is the chair of the audit committee of CSL III. Prior to the completion of the merger of NF Investment Corp. (“NFIC”) into CGBD (the “NFIC Acquisition”) in June 2017, Mr. Andrews served as a member of the board of directors and on the audit committee of NFIC. Mr. Andrews may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. Andrews previously served as governor at London Business School, a director and a member of the audit and remuneration committees at Old Mutual plc., and Chair of Old Mutual Asset Management, where he served from 2002 to 2014. Mr. Andrews continues to actively manage his own private investments and to serve as a trustee of Victory Funds, a position he has held since 2002. From 2000 to 2010, Mr. Andrews served on the board of directors of Chemtura Corporation, a New York Stock Exchange listed company. Mr. Andrews also served as a Managing Director of Internet Capital Group, Inc. from 2000 to 2001. From 1987 to 2000, Mr. Andrews held various senior management positions within General Electric Company, including Executive Vice President of GE Capital from 1993 to 2000 and, prior to that, Vice President and General Manager of GE Plastics-Americas. During Mr. Andrews’ thirteen-year career with GE, he also served as a Vice President for Corporate Business Development and Strategy reporting to the chair of the board. Prior to joining GE, Mr. Andrews was a partner at Booz Allen Hamilton Inc. He began his career in business management at Shell International Chemical Company. Mr. Andrews’ broad executive experience with the operations and transactions of industrial and financial services businesses provides the CGBD Board with valuable insights and knowledge that will enhance CGBD’s ability to achieve its investment objectives.

Leslie E. Bradford has served on the CGBD Board since October 2017 and is a member of the Audit Committee, Nominating and Governance Committee and Compensation Committee. Ms. Bradford has also served as a member of the board of directors and the audit committee of CARS since October 2017 and as a member of the board of trustees and audit committee of CSL III since June 2021. Ms. Bradford may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. From 2011 to 2013, Ms. Bradford was a senior advisor and director of the Alumni Network of Morgan Stanley. Prior to that, Ms. Bradford had risk management and advisory responsibilities throughout all business unit and support areas of Morgan Stanley over a twenty-five plus year career. Prior to joining Morgan Stanley, Ms. Bradford was a vice president in the corporate division of Irving Trust Company from 1977 to 1985 and was responsible for the development of corporate client lending and non-lending business in Northeastern United States. Ms. Bradford has also served on the boards and committees of various organizations, including as a former trustee of the American Foundation for the Blind, a former trustee of the Morgan Stanley Foundation, and a Dartmouth College Fund Committee member. Ms. Bradford holds an undergraduate degree in Religion from Dartmouth College and an M.B.A. in Finance from the New York University Graduate School of Business. Ms. Bradford’s broad industry experience in corporate, financial, and public sectors has provided her with an abundance of skills and valuable insight in handling complex transactions and issues, all of which makes her well qualified to serve on the CGBD Board.

John G. Nestor has served on the CGBD Board since 2013, and is the Chair of the Nominating and Governance Committee and is a member of the Audit Committee and Compensation Committee. Mr. Nestor has also served as a member of the board of directors and the audit committee of CARS since April 2017 and as a member of the board of trustees and audit committee of CSL III since June 2021. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Nestor served as a member of the board of directors and on the audit committee of NFIC. Mr. Nestor may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. Nestor joined Kirtland Capital Partners in March 1986. He is managing partner of this private investment firm. Prior to joining Kirtland Capital Partners, Mr. Nestor worked for sixteen years for Continental Illinois Bank. For eight years he focused on lending to small businesses in the Chicago area. In 1977, Mr. Nestor was transferred to Philadelphia where he was involved in commercial lending and, in 1979, he moved to Cleveland to manage Continental’s Cleveland Office. Mr. Nestor is the former chair of the board of directors of SmartSource Computer and Audio Visual Rentals, and formerly served as a member of the board of directors of Form Tech Concrete Forms and a member of the board of advisors of The Gates Group. Mr. Nestor serves as a trustee of the Kelvin and Eleanor Smith Foundation. Mr. Nestor is the former chair of the board of trustees of the Cleveland Foodbank, The Diversity Center and Deaconess Community Foundation. Mr. Nestor is an experienced leader whose numerous board and advisory positions and experiences in the middle markets provide the CGBD Board valuable insights.

William H. Wright II has served on the CGBD Board since February 2021 and is a member of the Audit Committee, Nominating and Governance Committee and Compensation Committee. Mr. Wright has also served as a member of the board of directors and the audit committee of CARS since February 2021 and as a member of the board of trustees and audit committee of CSL III since June 2021. Mr. Wright may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. Wright was a Managing Director of Morgan Stanley until his retirement in 2010, having joined the firm in 1982. During his career in investment banking at Morgan Stanley, Mr. Wright headed the corporate finance execution group where he was responsible for leading and coordinating teams in the execution of complex equity offerings for multinational corporations. Following his career in investment banking, Mr. Wright served as an independent board member of two SEC registered closed-end funds until 2016, and of a BDC from 2018 to 2020. He also served on the faculties of the Ray Garrett Jr. Corporate and Securities Law Institute at Northwestern Pritzker School of Law and the Practising Law Institute. Mr. Wright is currently on the board of directors of three SEC registered closed-end funds, Brookfield Infrastructure Income Fund Inc., Brookfield Real Assets Income Fund Inc., and Oaktree Diversified Income Fund Inc., and he is also a member of the board of directors of the New York City Ballet. In addition to serving on other boards, he is interested in innovative philanthropic initiatives. He received a B.A. from Yale University and an M.B.A. from the Darden School of the University of Virginia. Mr. Wright’s extensive experience in executive leadership, investment banking and corporate finance as well as his numerous board and advisory positions provides the CGBD Board valuable insights.

Executive Officers

Thomas M. Hennigan was appointed as CGBD’s Chief Financial Officer in March 2018 and CGBD’s Chief Risk Officer in 2016. Mr. Hennigan currently serves as the chief financial officer and chief risk officer of CARS and CSL III. He also serves as chief operating officer and chief risk officer of Direct Lending. Mr. Hennigan is a Managing Director of Carlyle. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Hennigan served as the chief risk officer of NFIC. Mr. Hennigan may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle in 2011, Mr. Hennigan was a senior vice president and head of underwriting and portfolio management for Churchill Financial LLC, which he joined in 2006. In this role, Mr. Hennigan was responsible for managing Churchill Financial’s underwriting and portfolio management activities, including supervising the professionals involved in the underwriting process. Mr. Hennigan joined Churchill Financial from GE Corporate Financial Services. During his four years at GE, Mr. Hennigan had underwriting and portfolio management responsibilities in the Global Sponsor Finance Group and in the Global Media and Communications Group. Mr. Hennigan began his career with Wachovia Securities, Inc. in 1998, where he worked in middle market investment banking and loan syndications.

Nelson Joseph was appointed as CGBD’s Principal Accounting Officer in March 2023 and CGBD’s Treasurer in February 2024 and is CGBD’s principal accounting officer for SEC reporting purposes. Mr. Joseph currently serves as the principal accounting officer and treasurer of CARS and CSL III. Mr. Joseph may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Mr. Joseph is a Principal of Carlyle. Prior to joining Carlyle, Mr. Joseph was a finance director at Apollo Global Management (“Apollo”), where he focused on the financial operations of the traded and non-traded BDCs managed by affiliates of Apollo. Prior to Apollo, he was a Manager in PricewaterhouseCoopers LLP’s Wealth and Asset Management Practice working on BDCs, hedge funds and private equity funds. Mr. Joseph has extensive experience in the asset management industry covering accounting, financial reporting, valuation, tax, regulatory reporting and treasury activities. Mr. Joseph received his BS in Business Management — Accounting from Binghamton University, and is a Certified Public Accountant.

Joshua Lefkowitz was appointed as CGBD’s Chief Compliance Officer and Secretary in November 2021. Mr. Lefkowitz currently serves as the chief compliance officer and secretary of CARS and CSL III. Mr. Lefkowitz is a Managing Director of Carlyle. Mr. Lefkowitz may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle in April 2018, Mr. Lefkowitz was a Principal at Ares and previously worked at American Capital, Ltd., until it was acquired by Ares. Mr. Lefkowitz began his legal career as an associate at the law firms of Mayer Brown LLP and Stroock & Stroock & Lavan LLP.

Michael Hadley was appointed as CGBD’s Vice President and Head of Underwriting in April 2022 and has served as CGBD’s Chief Investment Officer since September 2022. Mr. Hadley currently serves as the chief investment officer, vice president and head of underwriting of CARS and CSL III. Mr. Hadley is the Chief Investment Officer and Head of Underwriting for the Carlyle Direct Lending business. Previously, he focused on investment opportunities in the automotive and transportation, industrial, metals and mining and paper and forest products sectors. Prior to joining Carlyle, Mr. Hadley was an Analyst at Katonah Debt Advisors where he focused on leveraged loan and high yield investments across multiple sectors. Mr. Hadley started his career at The Chase Manhattan Bank, where he worked as an investment banker in both the Structured Credit Products and Global Chemicals groups. Mr. Hadley received his undergraduate degree from Florida A&M University.

Alex Popov was appointed as CGBD’s Vice President and Head of Illiquid Credit in April 2022. Mr. Popov currently serves as the vice president and head of illiquid credit of CARS and CSL III. Mr. Popov also serves as Head of Private Credit and Head of Credit Opportunities of Carlyle. Mr. Popov is a Managing Director of Carlyle. Prior to joining Carlyle, Mr. Popov was a Managing Director at HPS Investment Partners (formerly Highbridge Principal Strategies) where he led investments in the U.S. for HPS Mezzanine Funds and was a member of the investment committee for HPS Mezzanine Fund III and HPS Investment Partners’ firm-wide Credit Committee. Mr. Popov founded and led HPS Investment Partners’ real estate credit platform. Before joining HPS Investment Partners, Mr. Popov worked at Oaktree Capital Management, focusing on credit investments across sectors. Earlier in his career, he worked at American Capital Strategies and Donaldson, Lufkin & Jenrette. Mr. Popov received his undergraduate degree from Cornell University and his MBA from NYU Stern School of Business.

Board Leadership Structure

The CGBD Board monitors and performs an oversight role with respect to CGBD’s business and affairs, including with respect to its investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of its service providers. Among other things, the CGBD Board approves the appointment of its investment adviser and officers, reviews and monitors the services and activities performed by its investment adviser and executive officers, and approves the engagement and reviews the performance of its independent registered public accounting firm.

Under CGBD’s bylaws, the CGBD Board may designate a chair to preside over the meetings of the CGBD Board and meetings of the CGBD Stockholders and to perform such other duties as may be assigned to him by the CGBD Board. CGBD does not have a fixed policy as to whether the chair of the CGBD Board should be an Independent Director, and CGBD believes that it should maintain the flexibility to select the chair and reorganize the leadership structure, from time to time, based on criteria that are in CGBD’s best interests and CGBD Stockholders’ best interests at such times.

Presently, Ms. Pace serves as Chair of the CGBD Board. Ms. Pace is an Interested Director. CGBD believes that Ms. Pace’s extensive knowledge of the financial services industry and capital markets in particular qualifies her to serve as the Chair of the CGBD Board. CGBD believes that it is best served through this existing leadership structure, as Ms. Pace’s relationship with CGCIM provides an effective bridge and encourages an open dialogue between management and the CGBD Board, ensuring that both groups act with a common purpose.

The CGBD Board does not currently have a designated lead Independent Director. CGBD is aware of the potential conflicts that may arise when an Interested Director is Chair of the CGBD Board, but believes these potential conflicts are offset by CGBD’s strong corporate governance policies. CGBD’s corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of Interested Directors and management, the retention by the Independent Directors of independent counsel, the establishment of an Audit Committee comprised solely of Independent Directors and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of Interested Directors and other members of management, for administering its compliance policies and procedures.

The CGBD Board’s Role in Risk Oversight

The CGBD Board performs its risk oversight function primarily through (a) its standing Audit Committee, which reports to the entire Board and is comprised solely of Independent Directors, and (b) active monitoring by CGBD’s Chief Compliance Officer and of the operation of its compliance policies and procedures. As described below in more detail under “Corporate Governance,” the Audit Committee assists the CGBD Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the internal audit staff (sourced through the Carlyle Administrator and The Carlyle Group Employee Co., L.L.C. (“Carlyle Employee Co.”), with whom CGBD has a personnel agreement), accounting and financial reporting processes, CGBD’s valuation process, its systems of internal controls regarding finance and accounting and audits of its financial statements.

The CGBD Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The CGBD Board annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of its compliance policies and procedures and its service providers. The Chief Compliance Officer’s annual report addresses, at a minimum: (a) the operation of CGBD’s compliance policies and procedures and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the CGBD Board would reasonably need to know to oversee CGBD’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least four times each year.

CGBD believes that the role of the CGBD Board in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. As a BDC, CGBD is required to comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, CGBD’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after each time CGBD incurs indebtedness, CGBD generally has to invest at least 70% of its total assets in “qualifying assets” and it is not generally permitted to invest in any portfolio company in which one of its affiliates currently has an investment.

Corporate Governance

Corporate Governance Documents

CGBD maintains a corporate governance webpage under the “Investor Resources” link at www.carlylesecuredlending.com.

The Code of Ethics, Audit Committee Charter, Nominating and Governance Committee Charter and Compensation Committee Charter for CGBD are available at www.carlylesecuredlending.com.

Director Independence

In accordance with rules of Nasdaq, the CGBD Board annually determines the independence of each director. No director is considered independent unless the CGBD Board has determined that he or she has no material relationship with CGBD. In order to evaluate the materiality of any such relationship, the CGBD Board uses the definition of director independence set forth in the Nasdaq listing rules. Section 5605 provides that a director of a BDC will be considered to be independent if he or she is not an “interested person” of CGBD, as defined in Section 2(a)(19) of the Investment Company Act. Section 2(a)(19) of the Investment Company Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with CGBD.

The CGBD Board has determined that each of Nigel D.T. Andrews, Leslie E. Bradford, John G. Nestor and William H. Wright II is an Independent Director.

Communications with Directors

The CGBD Board has established procedures whereby CGBD Stockholders and other interested parties may communicate with any member of the CGBD Board, the chair of any of the CGBD Board committees or with the CGBD Independent Directors as a group by mail addressed to the applicable Directors or Director group, in the care of the Secretary of the Company, Joshua Lefkowitz, Carlyle Secured Lending, Inc., One Vanderbilt Avenue, Suite 3400, New York, NY 10017. Such communications should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations, will be forwarded to the appropriate Director, or Directors, for review.

Board Meetings and Committees

The CGBD Board met six times during fiscal year ended December 31, 2023, including four regular quarterly meetings and two special meetings, and acted on various occasions by written consent. No CGBD director that served during 2023 attended fewer than 75% of the aggregate of the total number of meetings of the CGBD Board (held during the period for which he or she has been a CGBD director) and the total number of meetings held by all committees of the CGBD Board on which he or she served (during the period that he or she served).

The CGBD Board has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee, and may establish additional committees in the future. The CGBD Board’s standing committees are described below.

Audit Committee

CGBD’s Audit Committee is currently composed of Messrs. Andrews, Nestor and Wright and Ms. Bradford, all of whom are Independent Directors. Mr. Andrews serves as Chair of the Audit Committee. The CGBD Board has determined that Mr. Andrews is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Each of Messrs. Andrews, Nestor and Wright and Ms. Bradford meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The Audit Committee operates pursuant to a charter approved by the CGBD Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to the CGBD Board regarding the valuation of its loans and investments, selecting its independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of CGBD’s financial statements including communicating with the independent registered public accounting firm on critical audit matters expected to be described in the independent registered public accounting firm’s report, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing CGBD’s annual financial statements, overseeing internal audit staff and periodic filings and receiving CGBD’s audit reports and financial statements.

The Audit Committee held eight meetings during the year ended December 31, 2023.

Nominating and Corporate Governance Committee

CGBD’s Nominating and Governance Committee is currently composed of Messrs. Andrews, Nestor, Wright and Ms. Bradford, each of whom is an Independent Director and is independent for purposes of Nasdaq. Mr. Nestor serves as Chair of the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for (i) developing, reviewing and, as appropriate, updating certain policies regarding the nomination of directors and recommending such policies or any changes in such policies to the CGBD Board for approval, (ii) identifying individuals qualified to become directors, (iii) evaluating and recommending to the CGBD Board nominees to fill vacancies on the CGBD Board or committees thereof or to stand for election by the CGBD Stockholders, (iv) reviewing CGBD’s policies relating to corporate governance and recommending any changes in such policies to the CGBD Board, and (v) overseeing the evaluation of the CGBD Board (including its leadership structure) and its committees.

The Nominating and Governance Committee held two meetings during the year ended December 31, 2023.

The Nominating and Governance Committee considers individuals properly nominated by stockholders for election to the CGBD Board. The Nominating and Governance Committee evaluates stockholder nominations in connection with its responsibilities set forth in its written charter and applies the qualification criteria set forth below. CGBD’s bylaws permit the CGBD Stockholders to nominate a candidate for election as a director at an annual meeting of stockholders, subject to compliance with certain notice and informational requirements set forth therein. A copy of the full text of CGBD’s current bylaws may be obtained by any CGBD Stockholder upon written request addressed to the Secretary of the CGBD Board at CGBD’s principal executive office. Among other matters required under CGBD’s current bylaws, any nominations by the CGBD Stockholders should include the nominee’s name and qualifications for membership to the CGBD Board and should be addressed to the Secretary of the CGBD Board at CGBD’s principal executive office.

The Nominating and Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the CGBD Board, CGBD and CGBD Stockholders. In considering possible candidates for election as a CGBD director, the Nominating and Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting Directors who, among other things:

•	have public or private sector stature sufficient to instill confidence;

•	have high personal and professional integrity;

•	have good business sense;

•	have sufficient time available to devote to CGBD’s affairs;

•	are able to commit the necessary time to prepare for and attend meetings;

•	are not financially dependent on board retainer and meeting fees;

•	have a general understanding of financial issues, investing, financial markets and technology;

•	have an understanding of credit markets and fixed income markets;

•	have a familiarity with the securities industry;

•	have a general understanding of balance sheets and operating statements;

•	have first-hand knowledge of investing;

•	have experience working in a highly regulated and complex legal framework;

•	have a demonstrated ability to maintain “independence” of management and other service agents while maintaining a constructive working relationship;

•	have strong communication skills;

•	have the desire to be critical, but not confrontational;

•	have a demonstrated ability to contribute to the CGBD Board and committee process;

•	have the ability to consider diverse issues and make timely, well-informed decisions; and

•	have the ability to be qualified as an “Audit Committee Financial Expert” (desired but not required).

The Nominating and Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying CGBD director nominees. However, in determining whether to recommend a CGBD director nominee, the Nominating and Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the CGBD Board as a whole. The Nominating and Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the CGBD Board when identifying and recommending CGBD director nominees. The Nominating and Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting CGBD director nominees is consistent with the goal of creating a board that best serves CGBD’s needs and the interests of CGBD Stockholders.

The Nominating and Governance Committee selects and evaluates any candidates for Independent Directors or Interested Directors in accordance with the criteria set forth above. The Nominating and Governance Committee is then responsible for recommending to the CGBD Board a slate of nominees for Independent Director and Interested Director positions, as applicable, for the CGBD Board’s approval. Generally, candidates for a position as a member of the CGBD Board are suggested by existing CGBD Board members to the Nominating and Governance Committee; however, as noted above, the Nominating and Governance Committee will consider nominees properly recommended by stockholders, and will evaluate any such recommendations using the criteria set forth above.

Compensation Committee

CGBD’s Compensation Committee is currently composed of Messrs. Andrews, Nestor, and Wright and Ms. Bradford, each of whom is independent for purposes of the Investment Company Act and is independent for purposes of Nasdaq. Mr. Andrews serves as chair of the Compensation Committee. The Compensation Committee is responsible for determining, or recommending to the CGBD Board for determining, any compensation paid directly, if any, by CGBD to its executive officers. The Compensation Committee is also charged with assisting the CGBD Board with all matters related to compensation, as directed by the CGBD Board. None of CGBD’s executive officers are directly compensated by CGBD and, as a result, the Compensation Committee does not produce and/or review and report on executive compensation practices.

The Compensation Committee held two meetings during the year ended December 31, 2023.

Codes of Ethics

CGBD has adopted a Code of Ethics for Principal Executive and Senior Financial Officers under the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act” and, such code of ethics, the “SOX Code of Ethics”), which applies to, among others, CGBD’s principal executive officer and principal financial officer. The SOX Code of Ethics is available free of charge on CGBD’s website (http://www.carlylesecuredlending.com).

CGBD has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act, and CGCIM has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act, respectively (collectively, the “Rule 17j-1 Codes of Ethics”), which establish procedures for personal investments and restricts certain transactions and apply to, among others, CGBD’s principal executive officer and principal financial officer. The Rule 17j-1 Codes of Ethics generally do not permit investments by personnel subject to them in securities that may be purchased or sold by CGBD. The Rule 17j-1 Code of Ethics are filed with the SEC (www.sec.gov). Requests for a copy of these codes of ethics may be made in writing addressed to the Secretary of the Company, Joshua Lefkowitz, Carlyle Secured Lending, Inc., One Vanderbilt Avenue, Suite 3400, New York, NY 10017.

Trading in CGBD’s Securities

Under the insider trading policy adopted by the CGBD Board, executive officers and directors of CGBD and any directors, officers or employees of Carlyle are prohibited from engaging in trading activity in relation to the publicly traded securities of CGBD that is not consistent with long-term investment. Accordingly, such persons may not engage in activity of the type that is designed to profit from trading (as opposed to investing) activity or that is designed to profit from or hedge against decreases in the value of the CGBD’s securities. Examples of inappropriate trading activity include any trading activity designed to profit from fluctuations in the price of these securities, such as “day trading” and arbitrage trading, short sales, buying securities on margin (unless arrangements are made to cover any margin calls in cash) and the use of forward contracts, equity swaps, collars, exchange funds, puts, calls, options and other derivative securities or any instruments designed to increase in value as a result of, or hedge or offset any decrease in, the market value of the securities.

Executive Compensation

CGBD does not currently have any employees and do not expect to have any employees. Services necessary for its business are provided by individuals who are employees of CGCIM or its affiliates or by subcontractors, pursuant to the terms of the CGBD Investment Advisory Agreement, and the CGBD Administration Agreement. Each of the executive officers of CGBD is an employee of CGCIM or its affiliates. The day-to-day investment operations of CGBD are managed by CGCIM. Most of the services necessary for the origination and administration of CGBD’s investment portfolio are provided by investment professionals employed by CGCIM or its affiliates or by subcontractors.

None of CGBD’s officers receives direct compensation from CGBD. CGBD has agreed to reimburse the Carlyle Administrator for its allocable portion of the compensation paid to or compensatory distributions received by CGBD’s chief financial officer and chief compliance officer. In addition, to the extent that the Carlyle Administrator outsources any of its functions, CGBD will pay the fees associated with such functions at cost. CGBD has also agreed to reimburse the Carlyle Administrator for its allocable portion of the compensation of any personnel that they provide for its use.

During fiscal year ended December 31, 2023, $1.3 million was incurred by CGBD pursuant to the CGBD Administration Agreement, which amount includes the allocable portion of compensation expenses incurred by

Carlyle Administrator on behalf of the chief financial officer, chief compliance officer and other support personnel of CGBD.

Director Compensation

Each Independent Director received the following amounts during 2023 for serving as a director of CGBD: (i) a $90,000 annual fee; (ii) for a meeting of the CGBD Board, $2,500 for each such board meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such board meeting, and $950 for each such board meeting attended telephonically; (iii) for a meeting of a committee of the CGBD Board, $1,250 for each such committee meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such committee meeting, and $650 for each such committee meeting attended telephonically; and (iv) an annual fee of $16,000 for the chair of the Audit Committee. The Independent Directors review their own compensation and recommend to the CGBD Board the appropriate level of compensation. This level of compensation may be adjusted from time to time. In conducting their review, the Independent Directors use such information as they deem relevant, including compensation paid to directors of other BDCs of similar size and the time and effort required of the directors in fulfilling their responsibilities to CGBD. The CGBD Board determines the compensation of the Independent Directors. Currently, Linda Pace is similarly compensated for her services as a director.

The following table sets forth compensation of CGBD’s directors for the fiscal year ended December 31, 2023:

	Fees Earned or Paid in Cash	Total Compensation from CGBD	Total Compensation from the Fund Complex(1)
Nigel D.T. Andrews	$121,800	$121,800	$276,150
Leslie E. Bradford	$107,100	$107,100	$232,200
John G. Nestor	$107,100	$107,100	$232,200
William H Wright II	$107,100	$107,100	$232,200

(1)

Messrs. Andrews, Nestor and Wright and Ms. Bradford serve on the board of directors of CARS and the board of trustees of CSL III. CGBD, CARS and CSL III are part of the Fund Complex. Compensation amounts shown include compensation such directors received from CGBD, CARS and CSL III for services rendered during the fiscal year ended December 31, 2023.

MANAGEMENT OF CSL III

The business and affairs of CSL III is managed under the oversight of the CSL III Board. The CSL III Board currently consists of seven members, of whom four are Independent Trustees. Pursuant to Section 56 of the Investment Company Act, a majority of the trustees of the CSL III Board must be comprised of persons who are not “interested persons” of CSL III, as defined in Section 2(a)(19) of the Investment Company Act. Therefore, under the Investment Company Act, a majority of the trustees of the CSL III Board are independent.

Three members of the CSL III Board are not Independent Trustees. These individuals as “Interested Trustees.”

The CSL III Board elects CSL III’s officers, who serve at the discretion of the CSL III Board. The responsibilities of each trustee include, among other things, the oversight of CSL III’s investment activity, oversight of the valuation of CSL III’s assets, and oversight of CSL III’s financing arrangements. The CSL III

Board has established an audit committee and a pricing committee of the Board of Trustees, and may establish additional committees in the future.

Trustee and Executive Officer Information

Trustees

Information regarding CSL III’s current trustees is set forth below. The trustees are divided into two groups — Interested Trustees and Independent Trustees. Each trustee will hold office until his or her death, resignation, removal or disqualification.

Name, Address, and Year of Birth(1)	Length of Time Served; Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex(2) Overseen by the Trustee	Other Directorships Held by the Trustee During the Past Five Years(3)
Interested Trustees
Linda Pace (Year of birth: 1962)	2021	Trustee; Chair of the Board; Member of the Pricing Committee	3	Chair of the board of directors of CGBD and CARS

Justin V. Plouffe (Year of birth: 1976)	2024	Trustee; President and Chief Executive Officer	3	Member of the board of directors of CGBD and CARS

Mark Jenkins (Year of birth: 1967)	2021	Trustee	3	Member of the board of directors of CGBD and CARS
Independent Trustees			3
Nigel D.T. Andrews (Year of birth: 1947)	2021	Trustee; Chair and Member of the Audit Committee	3	Member of the board of directors of CGBD and CARS; Member of the board of trustees of Victory Funds

Leslie E. Bradford (Year of birth: 1955)	2021	Trustee; Member of the Audit Committee	3	Member of the board of directors of CGBD and CARS

John G. Nestor (Year of birth: 1945)	2021	Trustee; Member of the Audit Committee, Member of Pricing Committee	3	Member of the board of directors of CGBD and CARS

Name, Address, and Year of Birth(1)	Length of Time Served; Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex(2) Overseen by the Trustee	Other Directorships Held by the Trustee During the Past Five Years(3)
William H. Wright II (Year of birth: 1960)	2021	Trustee; Member of the Audit Committee	3	Member of the board of directors of CGBD and CARS; Member of the board of directors of Brookfield Infrastructure Income Fund Inc.; Member of the board of trustees of Brookfield Investment Funds; Member of the board of directors of Brookfield Real Assets Income Fund Inc.; Member of the board of directors of Oaktree Diversified Income Fund Inc.

(1)	The address of all trustees is c/o Carlyle Secured Lending III, One Vanderbilt Avenue, Suite 3400, New York, NY 10017.
(2)	With respect to each of the trustees, the portfolios in the “Fund Complex” are CSL III, CGBD and CARS.
(3)

Except as set forth in this table, none of CSL III’s current trustees otherwise serves, or has served during the past five years, as a director or trustee of an investment company registered under the Investment Company Act or of a company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act.

Executive Officers

The following persons serve in the following capacities for CSL III:

Name	Birth Year	Position
Thomas M. Hennigan	1976	Chief Financial Officer and Chief Risk Officer since 2021
Nelson Joseph	1979	Principal Accounting Officer since 2023 Treasurer since 2024
Joshua Lefkowitz	1974	Chief Compliance Officer and Secretary since 2021
Michael Hadley	1975	Chief Investment Officer, Vice President, and Head of Underwriting since 2022

The address for each of CSL III’s officers who are not trustees is c/o Carlyle Secured Lending III, One Vanderbilt Avenue, Suite 3400, New York, New York 10017.

Biographical Information

Additional biographical information regarding CSL III’s current trustees and executive officers is set forth below.

Interested Trustees

Linda Pace has served as Chair of the CSL III Board since June 2021. Ms. Pace has also served as chair of the board of directors of CARS and CGBD since December 31, 2019. On December 31, 2022, Ms. Pace stepped down as CEO and President of CGBD, CARS and CSL III but continues to serve as the CSL III Board’s Chair.

Until December 31, 2023, Ms. Pace also served as a Managing Director and Partner of Carlyle and the Vice Chair of Carlyle Global Credit. Previously, she was responsible for Carlyle’s Global Loans and Structured Credit Group. Prior to that role, she was responsible for portfolio management for Carlyle High Yield Partners, deploying capital into the U.S. market in cash and synthetic form. Prior to joining Carlyle, Ms. Pace spent ten years with BHF-Bank AG, where she was co-head of the bank’s Syndicated Loan group in New York. She invested in leveraged loans on behalf of the bank’s $2 billion on-balance sheet portfolio, as well as their $400 million Collateralized Loan Obligation funds. Prior to that, Ms. Pace worked at Société Générale as a Corporate Credit Analyst. Ms. Pace received her undergraduate degree in French from Douglass College and her M.B.A in Finance from New York University.

Justin Plouffe has served the CSL III Board since March 2024, and was appointed President and Chief Executive Officer, effective March 1, 2024. Mr. Plouffe has also served as a member of the board of directors of CSL and CARS since March 2024, and has served as president and chief executive officer of CGBD and CARS since March 1, 2024. Mr. Plouffe is a Managing Director and the Deputy Chief Investment Officer for Carlyle Global Credit. Mr. Plouffe focuses on investing across Carlyle’s credit strategies and driving growth initiatives for the Global Credit platform. He is Co-Portfolio Manager for Carlyle Tactical Private Credit Fund, Co-Head of Carlyle Structured Credit Fund, and serves on various Global Credit investment committees. He is also the CEO of TCG Capital Markets L.L.C., a SEC-registered broker/dealer affiliate of The Carlyle Group. Prior to joining Carlyle, Mr. Plouffe was an attorney at Ropes & Gray LLP. He has also served as a clerk on the U.S. Court of Appeals for the First Circuit and as a legislative assistant to a U.S. Congressman. Mr. Plouffe received his undergraduate degree from Princeton University and his J.D. from Columbia Law School, where he was an editor of The Columbia Law Review. He is a CFA Charterholder and holds Series 7, 24, 57, 63, 79 and 99 licenses.

Mark Jenkins has served on the CSL III Board since June 2021. Mr. Jenkins is a Managing Director and Head of Global Credit. He is also a member of Carlyle’s Management Committee. Mr. Jenkins also currently serves on the boards of directors of CGBD and CARS. Prior to joining Carlyle in 2016, Mr. Jenkins was a Senior Managing Director at CPP Investment Board (“CPPIB”) where he was responsible for leading CPPIB’s Global Private Investment Group with approximately CAD$56 billion of AUM. He was Chair of the Credit Investment Committee, Chair of the Private Investments Committee and also managed the portfolio value creation group. While at CPPIB, Mr. Jenkins founded CPPIB Credit Investments, which is a multi-strategy platform making direct principal credit investments. He also led CPPIB’s acquisition and oversight of Antares Capital and the subsequent expansion in middle-market lending. Prior to CPPIB he was Managing Director, Co-Head of Leveraged Finance Origination and Execution for Barclays Capital in New York. Before Barclays, Mr. Jenkins worked for eleven years at Goldman Sachs & Co. in senior positions within the Fixed Income and Financing Groups in New York. He served on the boards of Wilton Re, Teine Energy, Antares Capital and Merchant Capital Solutions. Mr. Jenkins’ depth of experience in investment management and capital markets, intimate knowledge of the business and operations of Carlyle’s Global Credit investment platform, and experience as a director of other companies in the financial services sector provides the CSL III Board with valuable insight.

Independent Trustees

Nigel D.T. Andrews has served on the CSL III Board since June 2021. Mr. Andrews has also served as a member of the board of directors of CGBD since 2012 and the board of directors of CARS since 2017 and is the chair of the audit committees of CGBD and CARS and is a member of the nominating and governance committee and the compensation committee of CGBD. Prior to the completion of the completion of the merger of NF Investment Corp. (“NFIC”) into CGBD (the “NFIC Acquisition”) in June 2017, Mr. Andrews served as a member of the board of directors and on the audit committee of NFIC. Mr. Andrews may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. Andrews recently retired from his roles as governor at London Business School, a director and a member of the audit and remuneration committees at Old Mutual plc., and Chair of Old Mutual Asset Management, where he served from 2002 to 2014. Mr. Andrews continues to actively manage his own private investments and to serve as a trustee of Victory Funds, a position he has held since 2002. From 2000 to 2010,

Mr. Andrews served on the board of directors of Chemtura Corporation, a New York Stock Exchange listed company. Mr. Andrews also served as a Managing Director of Internet Capital Group, Inc. from 2000 to 2001. From 1987 to 2000, Mr. Andrews held various senior management positions within General Electric Company, including Executive Vice President of GE Capital from 1993 to 2000 and, prior to that, Vice President and General Manager of GE Plastics-Americas. During Mr. Andrews’ thirteen-year career with GE, he also served as a Vice President for Corporate Business Development and Strategy reporting to the chair of the board. Prior to joining GE, Mr. Andrews was a partner at Booz Allen Hamilton Inc. He began his career in business management at Shell International Chemical Company. Mr. Andrews’ broad executive experience with the operations and transactions of industrial and financial services businesses provides the CSL III Board with valuable insights and knowledge that will enhance CSL III’s ability to achieve its investment objectives.

John G. Nestor has served on the CSL III Board since June 2021. Mr. Nestor has also served as a member of the board of directors of CGBD since 2013 and the board of directors of CARS since 2017, the audit committee, nominating and governance committee and compensation committee of CGBD and the audit committee of CARS. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Nestor served as a member of the board of directors and on the audit committee of NFIC. Mr. Nestor may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. Nestor joined Kirtland Capital Partners in March 1986. He is managing partner of this private investment firm. Prior to joining Kirtland Capital Partners, Mr. Nestor worked for sixteen years for Continental Illinois Bank. For eight years he focused on lending to small businesses in the Chicago area. In 1977, Mr. Nestor was transferred to Philadelphia where he was involved in commercial lending, and in 1979, he moved to Cleveland to manage Continental’s Cleveland Office. Mr. Nestor is the former chair of the board of directors of SmartSource Computer and Audio Visual Rentals, and formerly served as a member of the board of directors of Form Tech Concrete Forms and a member of the board of advisors of The Gates Group. Mr. Nestor serves as a trustee of the Kelvin and Eleanor Smith Foundation. Mr. Nestor is the former chair of the board of trustees of the Cleveland Foodbank, The Diversity Center and Deaconess Community Foundation. Mr. Nestor is an experienced leader whose numerous board and advisory positions and experiences in the middle markets provide the CSL III Board valuable insights.

Leslie E. Bradford has served on the CSL III Board since June 2021. Ms. Bradford has also served as a member of the boards of directors of CGBD and CARS since 2017, the audit committee, nominating and governance committee and compensation committee of CSL and the audit committee of CARS. Ms. Bradford may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. From 2011 to 2013, Ms. Bradford was a senior advisor and director of the Alumni Network of Morgan Stanley. Prior to that, Ms. Bradford had risk management and advisory responsibilities throughout all business unit and support areas of Morgan Stanley over a twenty-five plus year career. Prior to joining Morgan Stanley, Ms. Bradford was a vice president in the corporate division of Irving Trust Company from 1977 to 1985 and was responsible for the development of corporate client lending and non-lending business in Northeastern United States. Ms. Bradford has also served on the boards and committees of various organizations, including as a former trustee of the American Foundation for the Blind, a former trustee of the Morgan Stanley Foundation, and a Dartmouth College Fund Committee member. Ms. Bradford holds an undergraduate degree in Religion from Dartmouth College and an M.B.A. in Finance from the New York University Graduate School of Business. Ms. Bradford’s broad industry experience in corporate, financial, and public sectors has provided her with an abundance of skills and valuable insight in handling complex transactions and issues, all of which makes her well qualified to serve on the CSL III Board.

William H. Wright II has served on the CSL III Board since June 2021. Mr. Wright has also served as a member of the boards of directors of CGBD and CARS since February 2021, the audit committee, nominating and governance committee and compensation committee of CSL and the audit committee of CARS. Mr. Wright may from time to time serve as an independent director of other entities affiliated with Carlyle or of investment vehicles managed by Carlyle or its affiliates. Mr. Wright was a Managing Director of Morgan Stanley until his retirement in 2010, having joined the firm in 1982. During his career in investment banking at Morgan Stanley,

Mr. Wright headed the corporate finance execution group where he was responsible for leading and coordinating teams in the execution of complex equity offerings for multinational corporations. Following his career in investment banking, Mr. Wright served as an independent board member of two SEC registered closed-end funds until 2016, and of a BDC from 2018 to 2020. He also served on the faculties of the Ray Garrett Jr. Corporate and Securities Law Institute at Northwestern Pritzker School of Law and the Practising Law Institute. Mr. Wright is currently on the board of directors of three SEC registered closed-end funds, Brookfield Infrastructure Income Fund Inc., Brookfield Real Assets Income Fund Inc., and Oaktree Diversified Income Fund Inc., and he is also a member of the board of directors of the New York City Ballet. In addition to serving on other boards, he is interested in innovative philanthropic initiatives. He received a B.A. from Yale University and an M.B.A. from the Darden School of the University of Virginia. Mr. Wright’s extensive experience in executive leadership, investment banking and corporate finance as well as his numerous board and advisory positions provides the CSL III Board valuable insights.

Executive Officers

Thomas M. Hennigan serves as CSL III’s Chief Financial Officer and Chief Risk Officer. Mr. Hennigan currently serves as the chief financial officer and chief risk officer of CGBD and CARS. He also serves as chief operating officer and chief risk officer of Direct Lending. Mr. Hennigan is a Managing Director of Carlyle. Prior to the completion of the NFIC Acquisition in June 2017, Mr. Hennigan served as the chief risk officer of NFIC. Mr. Hennigan may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle in 2011, Mr. Hennigan was a senior vice president and head of underwriting and portfolio management for Churchill Financial LLC, which he joined in 2006. In this role, Mr. Hennigan was responsible for managing Churchill Financial’s underwriting and portfolio management activities, including supervising the professionals involved in the underwriting process. Mr. Hennigan joined Churchill Financial from GE Corporate Financial Services. During his four years at GE, Mr. Hennigan had underwriting and portfolio management responsibilities in the Global Sponsor Finance Group and in the Global Media and Communications Group. Mr. Hennigan began his career with Wachovia Securities, Inc. in 1998, where he worked in middle market investment banking and loan syndications.

Nelson Joseph was appointed as CSL III’s Principal Accounting Officer in March 2023 and CSL III’s treasurer in February 2024 and is CSL III’s principal accounting officer for SEC reporting purposes. Mr. Joseph currently serves as the principal accounting officer and treasurer of CGBD and CARS. Mr. Joseph may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Mr. Joseph is a Principal of Carlyle. Prior to joining Carlyle, Mr. Joseph was a finance director at Apollo Global Management (“Apollo”), where he focused on the financial operations of the traded and non-traded BDCs managed by affiliates of Apollo. Prior to Apollo, he was a Manager in PricewaterhouseCoopers LLP’s Wealth and Asset Management Practice working on BDCs, hedge funds and private equity funds. Mr. Joseph has extensive experience in the asset management industry covering accounting, financial reporting, valuation, tax, regulatory reporting and treasury activities. Mr. Joseph received his BS in Business Management – Accounting from Binghamton University, and is a Certified Public Accountant.

Joshua Lefkowitz serves as CSL III’s Chief Compliance Officer and Secretary. Mr. Lefkowitz currently serves as the chief compliance officer and secretary of CGBD and CARS. Mr. Lefkowitz is a Managing Director of Carlyle. Mr. Lefkowitz may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle in April 2018, Mr. Lefkowitz was a Principal at Ares and previously worked at American Capital, Ltd., until it was acquired by Ares. Mr. Lefkowitz began his legal career as an associate at the law firms of Mayer Brown LLP and Stroock & Stroock & Lavan LLP.

Michael Hadley serves as CSL III’s Chief Investment Officer, Vice President, and Head of Underwriting. Mr. Hadley is the Chief Investment Officer and Head of Underwriting of the Carlyle Direct Lending platform and a Managing Director for Carlyle Global Credit. He has primary responsibility for Carlyle’s investment efforts in Direct Lending. Prior to his current role, Mr. Hadley was a Senior Analyst in the U.S. Loans & Structured Credit group focused on investment opportunities in cyclical industrials. Prior to joining Carlyle, Mr. Hadley was an Analyst at Katonah Debt Advisors where he focused on leveraged loan and high yield investments across multiple sectors. Mr. Hadley started his career at The Chase Manhattan Bank, where he worked as an investment banker in both the Structured Credit Products and Global Chemicals groups. Mr. Hadley received his undergraduate degree from Florida A&M University.

Board Leadership Structure

The CSL III Board monitors and performs an oversight role with respect to CSL III’s business and affairs, including with respect to its investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of CSL III’s service providers. Among other things, the CSL III Board approves the appointment of its investment adviser and officers, reviews and monitors the services and activities performed by its investment adviser and executive officers, and approves the engagement of, and reviews the performance of its independent registered public accounting firm.

Under CSL III’s Amended and Restated Declaration of Trust and bylaws, the CSL III Board may designate a chair to preside over the meetings of the CSL III Board and meetings of the CSL III Shareholders and to perform such other duties as may be assigned to him or her by the CSL III Board. CSL III does not have a fixed policy as to whether the chair of the CSL III Board should be an Independent Trustee and believes that CSL III should maintain the flexibility to select the chair and reorganize the leadership structure, from time to time, based on criteria that are in CSL III’s best interests and CSL III Shareholders’ best interests at such times.

Ms. Pace serves as the Chair of the CSL III Board. Ms. Pace is an Interested Trustee. CSL III believes that it is best served through this leadership structure, as Ms. Pace’s position provides an effective bridge and encourages an open dialogue between management and the CSL III Board, ensuring that both groups act with a common purpose.

The CSL III Board does not have a designated lead Independent Trustee. The CSL III Board is aware of the potential conflicts that may arise when an Interested Trustee is the chair of the CSL III Board, but believe these potential conflicts are offset by CSL III’s strong corporate governance policies. CSL III’s corporate governance policies include regular meetings of the CSL III Independent Trustees in executive session without the presence of the CSL III Interested Trustees and management, the establishment of an Audit Committee comprised solely of the CSL III Independent Trustees and the appointment of a Chief Compliance Officer, with whom the CSL III Independent Trustees meet regularly without the presence of interested trustees and other members of management, for administering CSL III’s compliance policies and procedures.

CSL III Board’s Role in Risk Oversight

The CSL III Board performs its risk oversight function primarily through (a) its standing Audit Committee, which reports to the entire CSL III Board and is comprised solely of independent trustees, (b) working with its Chief Compliance Officer to monitor risk in accordance with CSL III’s compliance policies and procedures, and (c) reviewing risk management processes throughout the year and requesting periodic reports from CSL III Advisor regarding risk management, including reports on cybersecurity.

As described below in more detail under “Corporate Governance,” the Audit Committee assists the CSL III Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the internal audit staff (sourced through the Carlyle Administrator and Carlyle Employee Co.), accounting and financial reporting processes, CSL III Advisor’s valuation process, CSL III’s systems of internal controls regarding finance and accounting and audits of CSL III’s financial statements.

As indicated above, the CSL III Board also performs its risk oversight responsibilities by working with its Chief Compliance Officer to monitor risk in accordance with CSL III’s compliance policies and procedures. The CSL III Board will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of its compliance policies and procedures and CSL III’s service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of CSL III’s compliance policies and procedures and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the CSL III Board would reasonably need to know to oversee CSL III’s compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the CSL III Independent Trustees at least once each year.

CSL III believes that the role of the CSL III Board in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. As a BDC, CSL III is required to comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, CSL III’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after each time CSL III incur indebtedness, CSL III generally has to invest at least 70% of its total assets in “qualifying assets” and CSL III is not generally permitted to invest in any portfolio company in which one of its affiliates currently has an investment.

CSL III believes that the extent of the CSL III Board’s (and the Audit Committee’s) role in risk oversight complements the CSL III Board’s leadership structure because it allows the CSL III Independent Trustees, through its fully independent Audit Committee, executive sessions with each of CSL III’s Chief Compliance Officer, its independent registered public accounting firm, and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

Corporate Governance

Trustee Independence

Pursuant to Section 56 of the Investment Company Act, a majority of a BDC’s board of trustees must be comprised of independent trustees. The CSL III Board has determined that each of Nigel D.T. Andrews, Leslie E. Bradford, John G. Nestor and William H. Wright II is an Independent Trustee.

Board Meetings and Committees

The CSL III Board met 10 times during the fiscal year ended December 31, 2023. Each trustee attended at least 75% of the total number of meetings of the CSL III Board and committees during fiscal year ended December 31, 2023 on which the trustee served that were held while the trustee was a member of the CSL III Board or such committee, as applicable.

The CSL III Board has established an Audit Committee and a Pricing Committee, and may establish additional committees in the future. The CSL III Board does not have a standing nominating committee or a standing compensation committee.

Audit Committee

The Audit Committee is currently composed of Nigel D.T. Andrews, Leslie E. Bradford, John G. Nestor and William H. Wright II, all of whom are independent trustees. Mr. Andrews serves as Chair of the Audit Committee. The CSL III Board has determined that Mr. Andrews is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Each of Messrs.

Andrews, Nestor and Wright and Ms. Bradford meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The Audit Committee operates pursuant to a charter approved by the CSL III Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include selecting CSL III’s independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of CSL III’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing CSL III’s annual financial statements, overseeing internal audit staff and periodic filings and receiving CSL III’s audit reports and financial statements.

Pricing Committee

The Pricing Committee is currently composed of Ms. Pace and Mr. Nestor. The Pricing Committee operates pursuant to a charter approved by the CSL III Board, which sets forth the responsibilities of the Pricing Committee. The principal goals of the Pricing Committee are to approve the offering price of CSL III Common Shares in accordance with the CSL III’s valuation policy, and to ensure that the CSL III does not sell CSL III Common Shares at a price below the NAV per share, as required by Section 23 of the Investment Company Act, as made applicable to BDCs by Section 63 of the Investment Company Act. Pursuant to the charter of the Pricing Committee, the Pricing Committee has the authority to approve the offering price of CSL III Common Shares so long as such offering price does not change in excess of 5% above or below the NAV per share most recently approved by the CSL III Board.

Trustee Nomination

Nomination for election as a trustee may be made by the CSL III Board as described herein. The CSL III Board does not have a standing nominating committee.

The CSL III Board seeks candidates who possess the background, skills and expertise to make a significant contribution to the CSL III Board, CSL III and CSL III Shareholders. In considering possible candidates for election as a trustee, the CSL III Board takes into account, in addition to such other factors as it deems relevant, the desirability of selecting Trustees who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to CSL III’s affairs;

•	are able to work with the other members of the CSL III Board and contribute to CSL III’s success;

•	can represent the long-term interests of CSL III Shareholders as a whole; and

•	are selected such that the CSL III Board represents a range of backgrounds and experience.

The CSL III Board has not adopted a formal policy with regard to the consideration of diversity in identifying trustee nominees. In determining whether to recommend a trustee nominee, the CSL III Board considers and discusses diversity, among other factors, with a view toward the needs of the CSL III Board as a whole. The CSL III Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the CSL III Board, when identifying and recommending trustee nominees. The CSL III Board believes that the inclusion of diversity as one of many factors considered in selecting trustee nominees is consistent with the goal of creating a Board of Trustees that best serves CSL III’s needs and the interests of CSL III Shareholders.

The Independent Trustees select and evaluate any candidates for Independent Trustee, and the trustees select and evaluate candidates for Interested Trustees, in each case in accordance with the criteria set forth above. Such Independent Trustees and trustees, as applicable, are then responsible for recommending to the CSL III Board a slate of nominees for Independent Trustee and Interested Trustee positions, as applicable, for the CSL III Board’s approval. Generally, candidates for a position as a member of the CSL III Board are suggested by existing members of the CSL III Board; however, if the CSL III Board determines to consider shareholder recommendations for candidates for the CSL III Board, any such recommendations will be evaluated using the criteria set forth above.

Codes of Ethics

CSL III has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act and CSL III Advisor has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act, respectively (collectively, the “Rule 17j-1 Codes of Ethics”), which establish procedures for personal investments and restricts certain transactions and apply to, among others, CSL III’s chief executive officer and chief financial officer. The Rule 17j-1 Codes of Ethics generally do not permit investments by personnel subject to them in securities that may be purchased or sold by CSL III. The Rule 17j-1 Codes of Ethics are filed with the SEC (www.sec.gov).

CSL III has also adopted a Code of Ethics for Principal Executive and Senior Financial Officers under the Sarbanes-Oxley Act of 2002 (the “SOX Code of Ethics”), which applies to, among others, CSL III’s chief executive officer and chief financial officer.

CSL III will provide a copy of these codes of ethics to any person, without charge, upon request. Requests for a copy of these codes of ethics may be made in writing addressed to the Secretary of CSL III, Joshua Lefkowitz, Carlyle Secured Lending III, One Vanderbilt Avenue, Suite 3400, New York, NY 10017.

Executive Compensation

None of CSL III’s officers receives direct compensation from CSL III. CSL III has agreed to reimburse the Carlyle Administrator for its allocable portion of the compensation paid to or compensatory distributions received by CSL III’s Chief Financial Officer and Chief Compliance Officer. In addition, to the extent that the Carlyle Administrator outsources any of its functions, CSL III will pay the fees associated with such functions at cost. CSL III reimburse the Carlyle Administrator and Carlyle Employee Co. for its allocable portion of the compensation of any personnel, other than legal department personnel, that they provide for CSL III’s use.

Trustee Compensation

Each Independent Trustee received the following amounts during 2023 for serving as a trustee of CSL III: (i) an annual fee of $50,000; (ii) for a meeting of the CSL III Board, $1,500 for each such board meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each such board meeting, and $550 for each such board meeting attended telephonically or by video conference; (iii) for a meeting of a committee of the CSL III Board, $750 for each such committee meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each such committee meeting, and $350 for each such committee meeting attended telephonically or by video conference; and (iv) an annual fee of $9,000 for the chair of the Audit Committee. Currently, Linda Pace is similarly compensated for her services as a trustee.

The following table sets forth information concerning total compensation earned or paid to each of the CSL III Independent Trustees for the fiscal year ended December 31, 2023:

	Fees Earned or Paid in Cash	Total Compensation from CSL III	Total Compensation from the Fund Complex(1)
Nigel D.T. Andrews	$70,150	$70,150	$276,150
Leslie E. Bradford	$63,150	$63,150	$233,200
John G. Nestor	$63,150	$63,150	$233,200
William H Wright II	$63,150	$63,150	$233,200

(1)

Messrs. Andrews, Nestor and Wright and Ms. Bradford serve on the boards of directors of CGBD and CARS. CSL and CARS are part of the Fund Complex. Compensation amounts shown include compensation such trustees received from CGBD, CSL and CARS, as applicable, for services rendered as trustee or director during the fiscal year ended December 31, 2023.

PORTFOLIO MANAGEMENT OF CGBD

The management of CGBD’s investment portfolio is the responsibility of CGCIM and CGCIM has established an investment committee for CGBD (the “CGCIM Investment Committee”). A majority of the members of the Investment Committee must approve each new investment that CGBD makes. The biographical information of the members of the CGCIM Investment Committee is set forth below. Within that framework, Justin Plouffe, CGBD’s President and Chief Executive Officer, and Thomas Hennigan, Chief Financial Officer, have day-to-day responsibility for CGBD’s investment portfolio. As of June 30, 2024, Mr. Plouffe and Mr. Hennigan also manage registered investment companies, other pooled investment vehicles and other accounts, as indicated below.

The following table sets forth the members of the CGCIM Investment Committee. No member of the CGCIM Investment Committee is employed by CGBD and no member receives compensation from CGBD in connection with his or her CGCIM Investment Committee or portfolio management activities.

Name	Position
Mark Jenkins	Managing Director of Carlyle; Head of Carlyle Global Credit; Director of CGBD
Alex Popov	Managing Director of Carlyle; Head of Private Credit; and Head of Credit Opportunities; Vice President and Head of Illiquid Credit of CGBD
Justin Plouffe	Managing Director of Carlyle; Deputy Chief Investment Officer of Global Credit; President and Chief Executive Officer of CGBD
Michael Hadley	Managing Director of Carlyle; Chief Investment Officer of Carlyle Direct Lending and Head of Carlyle Direct Lending Underwriting; Vice President and Head of Underwriting of CGBD
Bruce Rosenblum	Managing Director, Chair of Carlyle Conflicts and Allocations Committees
Lauren Basmadjian	Managing Director, Global Head of Liquid Credit; Chief Executive Officer of Carlyle Credit Income Fund
Andreas Boye	Managing Director, Co-Head of North American Credit Opportunities
John Pavelski	Managing Director, Co-Head of North American Credit Opportunities
Taj Sidhu	Managing Director, Head of European & Asian Private Credit
Brian Marcus	Managing Director, Deputy Head of Cross Platform Investing
Thomas Hennigan	Managing Director, Chief Operating Officer and Chief Risk Officer of Carlyle Direct Lending; Chief Financial Officer and Chief Risk Officer of CGBD

For biographical information of Messrs. Hadley, Hennigan, Jenkins and Popov, see above “Management of CGBD”. The biographical information of the other members of CGBD Investment Committee is set forth below.

Bruce Rosenblum is a Managing Director based in Washington, DC. From 2000 through 2008, Mr. Rosenblum was an investment professional in the U.S. Buyout group, focusing on the telecommunications and media sectors. In 2008, he joined Carlyle’s Executive Group, where he has been involved in various aspects of the firm’s operations, including corporate finance, strategic transactions, risk management and conflicts resolution. From 2011 to 2021 he served as the firm’s Chief Risk Officer. Prior to joining Carlyle in 2000, Mr. Rosenblum was a Partner and Executive Committee member at the law firm of Latham & Watkins LLP (“Latham”), where he practiced for eighteen years, specializing in mergers and acquisitions and corporate finance. Before joining Latham, Mr. Rosenblum served as a law clerk to Chief Justice Warren E. Burger on the U.S. Supreme Court. Mr. Rosenblum is a graduate of Yale University and received his J.D. from Columbia Law School.

Lauren Basmadjian is a Managing Director, Global Head of Liquid Credit within Carlyle’s Global Credit platform and Chief Executive Officer of Carlyle Credit Income Fund (“CCIF”), Carlyle’s closed end fund focused on investing in equity and junior debt tranches of CLOs. She is based in New York and sits on Carlyle’s Liquid and Private Investment Committees. Ms. Basmadjian joined the Carlyle Group in 2020 after nineteen years at Octagon Credit Investors, where she was a Senior Portfolio Manager and member of the Investment Committee. Prior to becoming a Portfolio Manager, Ms. Basmadjian managed Octagon’s workout efforts and also oversaw the leisure & entertainment, retail, consumer products, business services, food & beverage and technology industries. She graduated cum laude from the Stern School of Business at New York University with a B.S. in Finance and Economics.

Andreas Boye is a Managing Director and Co-head of North America for the Carlyle Credit Opportunities Fund (“CCOF”), based in New York. Prior to joining Carlyle, Mr. Boye was a Managing Director at HPS Investment Partners (f/k/a Highbridge Principal Strategies, “HPS”) from 2010 to 2019. During his tenor with HPS, Mr. Boye was involved in a broad range of the firm’s investment strategies and was a member of the investment committee for HPS Mezzanine Fund III as well as HPS’ firm-wide Credit Committee. Before joining HPS in 2010, Mr. Boye worked at Oaktree Capital Management focusing on credit investments across various sectors. Mr. Boye started his career as an Investment Banking Analyst in JPMorgan’s Global Leveraged Finance Group. Mr. Boye holds a B.A. in Economics from Williams College.

John Pavelski is a Managing Director and Co-head of North America for the Carlyle Credit Opportunities Fund focusing on structured equity and special situations investment opportunities. He is based in New York. Prior to joining Carlyle, Mr. Pavelski was a Managing Partner and Head of Global Private Credit at Brookfield Asset Management, where he led the private credit and special situation investing efforts. He founded the corporate private credit business and also oversaw the Indian Credit and Homebuilder Finance platforms. Prior to Brookfield, Mr. Pavelski worked at American Securities and focused on control and non-control opportunistic credit investments. Before American Securities, he worked at Silver Point Capital focusing on private credit and distressed opportunities. Mr. Pavelski began his investing career as an Analyst at Goldman Sachs and a Senior Analyst in the Private Equity Group of The Blackstone Group. Mr. Pavelski currently serves on the boards of Guitar Center, SBP Holdings, Fitness International, and AFG Holdings. Mr. Pavelski holds a B.A. from Amherst College, where he graduated magna cum laude with distinction, and an M.B.A. from the Harvard Business School.

Taj Sidhu is a Managing Director, Head of European & Asian Private Credit and is based in London. Prior to joining Carlyle, Mr. Sidhu was a Managing Director and Head of European Private Credit for Oz Management (Och-Ziff) where he worked for almost fourteen years. Mr. Sidhu led Private Credit in Europe, was a member of Oz Management’s Global Commitments Committee, European Institutional Credit Strategies Investment Committee and European Executive Committee. Mr. Sidhu joined Oz Management in 2004 and during his tenure was involved in a broad spectrum of the firm’s investment strategies. Prior to joining Oz Management, Mr. Sidhu was an Investment Banking Associate at Merrill Lynch in the Financial Sponsors and Leveraged Finance Groups. Mr. Sidhu has a B.Sc. in Mathematics from the University of Warwick Mathematics Institute.

Brian Marcus is a Managing Director and Portfolio Manager in Global Credit. Mr. Marcus also serves as President, Principal Executive Officer and Chief Risk Officer for Carlyle Tactical Private Credit Fund and as an Interested Trustee for CCIF. He is based in New York. Prior to joining Carlyle, Mr. Marcus was with Morgan Stanley, where he focused on principal investments on behalf of the firm. Previously, Mr. Marcus worked at Lehman Brothers in the Mergers and Acquisitions group, where he concentrated on the media and telecommunications industries. Mr. Marcus received a B.S. in economics from The Wharton School at the University of Pennsylvania. Mr. Marcus currently maintains Series 7, 55 and 63 licenses.

The table below shows the dollar range of shares of common stock beneficially owned by CGBD’s portfolio manager as of June 30, 2024.

Name	Aggregate Dollar Range of Equity Securities in Carlyle Secured Lending, Inc.(1)
Mark Jenkins	$500,001–$1,000,000
Alex Popov	$500,001–$1,000,000
Justin Plouffe	$500,001–$1,000,000
Michael Hadley	$50,001–$100,000
Bruce Rosenblum	$500,001–$1,000,000
Lauren Basmadjian	None
Andreas Boye	None
John Pavelski	None
Taj Sidhu	None
Brian Marcus	$100,001–$500,000
Thomas Hennigan	over $1,000,000

(1)	Dollar ranges are as follows: none, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or over $1,000,000.

The CGCIM Investment Committee members were also primarily responsible for the day-to-day management of the portfolio of certain registered investment companies, other pooled investment vehicles and other accounts, as indicated below.

As of June 30, 2024, Mr. Plouffe and Mr. Hennigan also manage registered investment companies, other pooled investment vehicles and other accounts, as indicated below.

Name		Number of Accounts	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)
Justin Plouffe	Registered Investment Companies	3	$6.6	3	$6.6
	Other Pooled Investment Vehicles	—	—	—	—
	Other Accounts	2	$2.3	2	$2.3
Thomas Hennigan	Registered Investment Companies	2	$2.2	2	$2.2
	Other Pooled Investment Vehicles	3	$14.5	3	$14.5
	Other Accounts	10	$3.5	—	—

PORTFOLIO MANAGEMENT OF CSL III

The management of CSL III’s investment portfolio is the responsibility of CSL III Advisor and CSL III Advisor has established an investment committee for CSL III (the “CSL III Advisor Investment Committee”). A majority of the members of the Investment Committee must approve each new investment that CSL III makes. Within that framework, Justin Plouffe, CGBD’s President and Chief Executive Officer, and Thomas Hennigan, Chief Financial Officer have day-to-day responsibility for CSL III’s investment portfolio. As of June 30, 2024, Mr. Plouffe and Mr. Hennigan also manage registered investment companies, other pooled investment vehicles and other accounts, as indicated below.

The following table sets forth the members of the CSL III Advisor Investment Committee. No member of the CSL III Advisor Investment Committee is employed by CSL III and no member receives compensation from CSL III in connection with his or her CSL III Advisor Investment Committee or portfolio management activities.

Name	Position
Mark Jenkins	Managing Director of Carlyle; Head of Carlyle Global Credit; Director of CSL III
Alex Popov	Managing Director of Carlyle; Head of Private Credit; and Head of Credit Opportunities
Justin Plouffe	Managing Director of Carlyle; Deputy Chief Investment Officer of Global Credit; President and Chief Executive Officer of CSL III
Michael Hadley	Managing Director of Carlyle; Chief Investment Officer of Carlyle Direct Lending and Head of Carlyle Direct Lending Underwriting; Chief Investment Officer, Vice President, and Head of Underwriting of CSL III
Bruce Rosenblum	Managing Director, Chair of Carlyle Conflicts and Allocations Committees
Lauren Basmadjian	Managing Director, Global Head of Liquid Credit; Chief Executive Officer of Carlyle Credit Income Fund
Andreas Boye	Managing Director, Co-Head of North American Credit Opportunities
John Pavelski	Managing Director, Co-Head of North American Credit Opportunities
Brian Marcus	Managing Director, Deputy Head of Cross Platform Investing
Thomas Hennigan	Managing Director, Chief Operating Officer and Chief Risk Officer of Carlyle Direct Lending; Chief Financial Officer and Chief Risk Officer of CSL III

For biographical information of Messrs. Hadley, Hennigan, and Jenkins, see above “Management of CSL III”; For biographical information of Messrs. Bruce Rosenblum, Lauren Basmadjian, Andreas Boye, John Pavelski and Brian Marcus, see above “Portfolio Management of CGBD”. For biographical information of Messr. Alex Popov, see above “Management of CGBD”.

The table below shows the dollar range of shares of beneficial interest beneficially owned by CSL III’s portfolio manager as of June 30, 2024.

Name	Aggregate Dollar Range of Equity Securities in Carlyle Secured Lending III(1)
Mark Jenkins	$100,001-$500,000
Alex Popov	$100,001-$500,000
Justin Plouffe	$50,001-$100,000
Michael Hadley	$100,001-$500,000
Bruce Rosenblum	Over $1,000,000
Lauren Basmadjian	$50,001-$100,000
Andreas Boye	$50,001-$100,000
John Pavelski	none
Brian Marcus	none
Thomas Hennigan	$50,001-$100,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

The CSL III Advisor Investment Committee members were also primarily responsible for the day-to-day management of the portfolio of certain registered investment companies, other pooled investment vehicles and other accounts, as indicated below.

As of June 30, 2024, Mr. Plouffe and Mr. Hennigan also manage registered investment companies, other pooled investment vehicles and other accounts, as indicated below.

Name		Number of Accounts	Assets of Accounts (in billions)(1)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)
Justin Plouffe	Registered Investment Companies	3	$8.1	3	$8.1
	Other Pooled Investment Vehicles	—	—	—	—
	Other Accounts	2	$2.3	2	$2.3
Thomas Hennigan	Registered Investment Companies	2	$3.7	2	$3.7
	Other Pooled Investment Vehicles	3	$14.5	3	$14.5
	Other Accounts	10	$3.5	—	—

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF CGBD

Transactions with Related Persons

CGBD Investment Advisory Agreement

On April 3, 2013, the CGBD Board, including a majority of the Independent Directors, approved an investment advisory agreement (the “Original Investment Advisory Agreement”) between CGBD and CGCIM in accordance with, and on the basis of an evaluation satisfactory to such directors as required by, Section 15(c) of the Investment Company Act. The Original Investment Advisory Agreement was amended on September 15, 2017 and August 6, 2018 after receipt of requisite board and stockholder approvals, as applicable (as amended, the “CGBD Investment Advisory Agreement”).

Unless terminated earlier, the CGBD Investment Advisory Agreement renews automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of the CGBD Board and by the vote of a majority of the Independent Directors. On May 2, 2024, the CGBD Board, including a majority of the Independent Directors, approved at an in-person meeting the continuance of the CGBD Investment Advisory Agreement for an additional one year term. The CGBD Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party. Subject to the overall supervision of the CGBD Board, CGCIM provides investment advisory services to CGBD. For providing these services, CGCIM receives fees from CGBD consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.50% of the average value of the CGBD’s gross assets at the end of the two most recently completed fiscal quarters; provided, however, the base management fee is calculated at an annual rate of 1.00% of CGBD’s gross assets as of the end of the two most recently completed calendar quarters that exceeds the product of (A) 200% and (B) the average value of the CGBD’s net asset value at the end of the two most recently completed calendar quarters. “Gross assets” is determined on a consolidated basis in accordance with U.S. GAAP, includes assets acquired through the incurrence of debt, and excludes cash and any temporary investments in cash equivalents. For purposes of this calculation, cash and cash equivalents includes U.S. government securities and other high quality investment grade debt investments that mature in 12 months or less from the date of investment. The base management fee is payable quarterly in arrears, will be appropriately adjusted for any share issuances or repurchases during such the applicable fiscal quarters, and will be appropriately pro-rated for any partial month or quarter.

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. The second part is determined and payable in arrears based on capital gains as of the end of each calendar year.

Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that CGBD receives from portfolio companies) accrued during the calendar quarter, minus the operating expenses accrued for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature, accrued income that CGBD has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Pre-incentive fee net investment income, expressed as a rate of return on the value of CGBD’s net assets at the end of the immediately preceding calendar quarter, has been compared to a “hurdle rate” of 1.50% per quarter (6.00% annualized) or a “catch-up rate” of 1.82% per quarter (7.28% annualized), as applicable.

Pursuant to the CGBD Investment Advisory Agreement, CGBD pays CGCIM an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate of 1.50%;

•

100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.82% in any calendar quarter (7.28% annualized). CGBD refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 1.82%) as the “catch-up.” The “catch-up” is meant to provide CGCIM with approximately 17.5% of CGBD’s pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.82% in any calendar quarter; and

•

17.5% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.82% in any calendar quarter (7.28% annualized) will be payable to CGCIM. This reflects that once the hurdle rate is reached and the catch-up is achieved, 17.5% of all pre-incentive fee net investment income thereafter is allocated to CGCIM.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the CGBD Investment Advisory Agreement, as of the termination date), and equals 17.5% of realized capital gains, if any, on a cumulative basis from inception through the date of determination, computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined at the end of the first calendar year of operations may be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation.

On April 3, 2013, CGCIM entered into a personnel agreement with Carlyle Employee Co., an affiliate of CGCIM, pursuant to which Carlyle Employee Co. provides CGCIM with access to investment professionals.

CGBD Administration Agreement

On April 3, 2013, the CGBD Board approved the CGBD Administration Agreement between CGBD and the Carlyle Administrator. Pursuant to the CGBD Administration Agreement, the Carlyle Administrator provides services and receives reimbursements equal to an amount that reimburses the Carlyle Administrator for its costs and expenses and CGBD’s allocable portion of overhead incurred by the Carlyle Administrator in performing its obligations under the CGBD Administration Agreement, including CGBD’s allocable portion of the compensation paid to or compensatory distributions received by CGBD’s officers (including the Chief Financial Officer and Chief Compliance Officer) and respective staff who provide services to CGBD, operations staff who provide services to CGBD, and any internal audit staff, to the extent internal audit performs a role in CGBD’s Sarbanes-Oxley Act internal control assessment. Reimbursement under the CGBD Administration Agreement occurs quarterly in arrears.

Unless terminated earlier, the CGBD Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the CGBD Board or by a majority vote of the outstanding voting securities of CGBD and (ii) the vote of a majority of the Independent Directors. On May 2, 2024, the CGBD Board, including a majority of the Independent Directors, approved the continuance of the CGBD Administration Agreement for a one year period. The CGBD Administration Agreement may not be assigned by a party without the consent of the other party and may be terminated by either party without penalty upon at least sixty days’ written notice to the other party.

Sub-Administration Agreements

On April 3, 2013, the Carlyle Administrator entered into a sub-administration agreement with Carlyle Employee Co. (the “Carlyle Sub-Administration Agreement”). Pursuant to the Carlyle Sub-Administration Agreement, Carlyle Employee Co. provides the Carlyle Administrator with access to personnel.

On April 3, 2013, the Carlyle Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (the “State Street Sub-Administration Agreement”). Unless terminated earlier, the State Street Sub-Administration Agreement renews automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the CGBD Board or by the vote of a majority of the outstanding voting securities of CGBD and (ii) the vote of a majority of Independent Directors. On May 2, 2024, the CGBD Board, including a majority of the Independent Directors, approved the continuance of the State Street Sub-Administration Agreement for a one year period. The State Street Sub-Administration Agreement may be terminated upon at least sixty days’ written notice and without penalty by the vote of a majority of the outstanding securities of CGBD, or by the vote of the CGBD Board or by either party to the State Street Sub-Administration Agreement.

License Agreement

CGBD has entered into a royalty free license agreement with CIM, which wholly owns CGCIM and is a wholly-owned subsidiary of Carlyle, pursuant to which CIM has granted CGBD a non-exclusive, revocable and non-transferable license to use the name and mark “Carlyle.”

Transactions with Investment Funds

At times, CGBD will engage in purchase and sale transactions with Middle Market Credit Fund, LLC (“Credit Fund”), an unconsolidated limited liability company, in which CGBD owns a 50% economic interest and co-manage with Credit Partners USA LLC.

At times, CGBD will engage in purchase and sale transactions with Middle Market Credit Fund II, LLC (“Credit Fund II”), an unconsolidated limited liability company, in which CGBD owns an 84.13% economic interest and co-manage with Cliffwater Corporate Lending Fund.

Cumulative Convertible Preferred Stock

On May 5, 2020, CGBD issued and sold two million shares of the CGBD Preferred Stock, to an affiliate of Carlyle in a private placement at a price of $25 per share.

In connection with entry into the Merger Agreement, immediately prior to the Effective Time, upon the terms and subject to the conditions contained in the Preferred Stock Exchange Documents (as defined in the Merger Agreement) by and between CGBD and the holder of the CGBD Preferred Stock, including CGBD Stockholder approval of the Merger Issuance Proposal, all shares of CGBD Preferred Stock issued and outstanding immediately prior to the Effective Time of the First Merger will be exchanged for such number of shares of the CGBD Common Stock in a transaction exempt from registration under the Securities Act, as is equal to the quotient of (i) the aggregate liquidation preference of the CGBD Preferred Stock and (ii) the Closing CGBD Net Asset Value per share. Any accrued and unpaid dividends of the CGBD Preferred Stock thereon to the date of exchange, whether or not declared, will be paid to the holders of record in cash immediately prior to the Preferred Stock Exchange.

At the closing of the Mergers, CGBD and CIM, as the holder of record of the CGBD Preferred Stock, will enter into the Lock-Up Agreement, pursuant to which, during the specified restricted period, CIM may not Transfer its shares of the CGBD Common Stock resulting from the Preferred Stock Exchange unless the CGBD Board consents to such Transfer and such Transfer is made in accordance with applicable securities and other laws. See “Description of the Merger Agreement — Preferred Stock Exchange” in this joint proxy statement/information statement/prospectus for a full description of the determination of the Preferred Stock Exchange.

Transactions with Carlyle

On November 13, 2023, CGBD paid an affiliate of Carlyle a fee for underwriting services rendered in connection with the issuance of the 2028 Notes in the amount of 3.15% of the aggregate principal of the notes underwritten by the affiliate.

Review, Approval or Ratification of Transactions with Related Persons

The Independent Directors of CGBD are required to review, approve or ratify any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

Material Conflicts of Interest

CGCIM, its investment professionals, CGBD’s executive officers and directors, and other current and future principals of CGCIM serve or may serve as investment advisers, officers, directors or principals of entities or investment funds that operate in the same line of business as CGBD does or a related line of business and/or investment funds, accounts and other similar arrangements advised by Carlyle.

An affiliated investment fund, account or other similar arrangement currently formed or formed in the future and managed by CGCIM or its affiliates may have overlapping investment objectives and strategies with CGBD’s own and, accordingly, may invest in asset classes similar to those targeted by CGBD. This creates potential conflicts in allocating investment opportunities among CGBD and such other investment funds, accounts and similar arrangements, particularly in circumstances where the availability or liquidity of such investment opportunities is limited or where co-investments by CGBD and other funds, accounts or similar arrangements are not permitted under applicable law, as discussed below.

For example, Carlyle sponsors several investment funds, accounts and other similar arrangements, including, without limitation, structured credit funds, closed-end registered investment companies, BDCs, carry funds, and managed accounts and it may sponsor others in the future. The SEC has granted CGBD exemptive relief that permits CGBD and certain of its affiliates to co-invest in suitable negotiated investments (the “Exemptive Relief”). If Carlyle is presented with investment opportunities that generally fall within CGBD’s investment objective and other board-established criteria and those of other Carlyle funds, accounts or other similar arrangements (including other existing and future affiliated BDCs), whether focused on a debt strategy or otherwise, Carlyle allocates such opportunities among CGBD and such other Carlyle funds, accounts or other similar arrangements in a manner consistent with the Exemptive Relief, CGCIM’s allocation policies and procedures and Carlyle’s other allocation policies and procedures, where applicable, as discussed below. More specifically, investment opportunities in suitable negotiated investments for investment funds, accounts and other similar arrangements managed by CGCIM, and other funds, accounts or similar arrangements managed by affiliated investment advisers that seek to co-invest with CGBD or other Carlyle BDCs, are allocated in accordance with the Exemptive Relief. Investment opportunities for all other investment funds, accounts and other similar arrangements not managed by CGCIM are allocated in accordance with their respective investment advisers’ and Carlyle’s other allocation policies and procedures. Such policies and procedures may result in certain investment opportunities that are attractive to CGBD being allocated to other funds that are not managed by CGCIM. Carlyle’s, including CGCIM’s, allocation policies and procedures are designed to allocate investment opportunities fairly and equitably among its clients over time, taking into account a variety of factors which may include the sourcing of the transaction, the nature of the investment focus of each such other Carlyle fund, accounts or other similar arrangements, each fund’s, account’s or similar arrangement’s desired level of investment, the relative amounts of capital available for investment, the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals, any requirements contained in the limited partnership agreements and other governing agreements of the Carlyle funds, accounts or other similar arrangements and other considerations deemed relevant by Carlyle in good faith, including suitability considerations and reputational matters. The application of these considerations may cause differences in the performance of different Carlyle funds, accounts and similar arrangements that have similar strategies.

Because CGBD is a BDC, CGBD is not generally permitted to make loans to companies controlled by Carlyle or other funds managed by Carlyle. CGBD is also not permitted to make any co-investments with clients of CGCIM or its affiliates (including any fund managed by Carlyle) without complying with CGBD’s Exemptive Relief, subject to certain exceptions, including with respect to CGBD’s downstream affiliates. Co-investments made under the Exemptive Relief are subject to compliance with the conditions and other requirements contained in the Exemptive Relief, which could limit CGBD’s ability to participate in a co-investment transaction. CGBD may also co-invest with funds managed by Carlyle or any of its downstream affiliates, subject to compliance with applicable laws and regulations, existing regulatory guidance, and CGCIM’s and Carlyle’s other allocation policies and procedures.

While Carlyle and CGCIM seek to implement their respective allocation processes in a fair and equitable manner under the particular circumstances, there can be no assurance that it will result in equivalent allocation of or participation in investment opportunities or equivalent performance of investments allocated to CGBD as compared to the other entities. In some cases, due to information barriers that are in place, CGBD and other Carlyle investment funds, accounts or other similar arrangements may compete with each other for specific investment opportunities without being aware that they are competing with each other. Carlyle has a conflict system in place above these information barriers to identify potential conflicts early in the process and determine if an allocation decision needs to be made or if an investment is precluded. If the conflict system detects a potential conflict, the legal and compliance departments of Carlyle assess investment opportunities to determine whether a particular investment opportunity is required to be allocated to a particular investment fund, account or other similar arrangement (including CGBD) or is prohibited from being allocated to a particular investment fund, account or similar arrangement. Subject to a determination by the legal and compliance departments (if applicable), portfolio management teams and, as applicable, CGCIM’s allocation committees, are then charged with ensuring that investment opportunities are allocated to the appropriate investment fund, account or similar arrangement in accordance with CGCIM’s allocation policies and procedures. In addition, in some cases Carlyle and CGCIM may make investment recommendations to investment funds, accounts and other similar arrangements where the investment funds, accounts and other similar arrangements make the investment independently of Carlyle and CGCIM. As a result, there are circumstances where investments appropriate for CGBD are instead allocated, in whole or in part, to such other investment funds, accounts or other similar arrangements irrespective of CGCIM’s and Carlyle’s other policies and procedures regarding allocation of investments. Where Carlyle otherwise has discretion to allocate investment opportunities among various funds, accounts and other similar arrangements, it should be noted that Carlyle may determine to allocate such investment opportunities away from CGBD.

During periods of unusual market conditions, CGCIM may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only investment funds, accounts or similar arrangements that are typically managed on a side-by-side basis with levered and/or long-short investment funds, accounts or similar arrangements.

CGBD and its affiliates own, and may continue to own, investments at different levels of a portfolio company’s capital structure or otherwise own different classes of a portfolio company’s securities, which may give rise to conflicts of interest or perceived conflicts of interest. Conflicts may also arise because portfolio decisions regarding CGBD’s portfolio may benefit its affiliates. CGBD’s affiliates may pursue or enforce rights with respect to one of CGBD’s portfolio companies, and those activities may have an adverse effect on CGBD.

It is possible that Carlyle or an affiliated investment vehicle will invest in a company that is or becomes a competitor of a portfolio company of CGBD. Such investment could create a conflict between CGBD, on the one hand, and Carlyle or the affiliated investment vehicle, on the other hand. In such a situation, Carlyle or CGCIM may also have a conflict in the allocation of its own resources to CGBD’s portfolio company. In addition, certain affiliated investment vehicles will be focused primarily on investing in other funds that may have strategies that overlap and/or directly conflict and compete with CGBD.

As a result of the expansion of Carlyle’s platform into various lines of business in the alternative asset management industry, Carlyle is subject to a number of actual and potential conflicts of interest and subject to greater regulatory oversight than that to which it would otherwise be subject if it had just one line of business. In addition, as Carlyle expands its platform, the allocation of investment opportunities among its investment funds, including CGBD, is expected to become more complex. In addressing these conflicts and regulatory requirements across Carlyle’s various businesses, Carlyle has implemented, and may continue to implement, certain policies and procedures. For example, Carlyle has established an information barrier between Carlyle Global Credit, on the one hand, and the rest of Carlyle, on the other, which generally restricts the communications of Carlyle Global Credit with other Carlyle investment professionals pursuant to the information barrier policy. In addition, CGBD may come into possession of material non-public information with respect to issuers in which CGBD may be considering making an investment. As a consequence, CGBD may be precluded from providing such information or other ideas to other funds affiliated with Carlyle that may benefit from such information or CGBD may be precluded from otherwise consummating a contemplated investment. To the extent CGBD or any other funds affiliated with Carlyle fail to appropriately deal with any such conflicts, it could negatively impact CGBD’s reputation or Carlyle’s reputation and CGBD’s ability to raise additional funds and the willingness of counterparties to do business with CGBD or result in potential litigation against CGBD.

In the ordinary course of business, CGBD enters, and may continue to enter, into transactions with affiliates and portfolio companies that may be considered related party transactions. CGBD has implemented certain policies and procedures whereby certain of its executive officers screen each of CGBD’s transactions for any possible affiliations between the proposed portfolio investment, CGBD and other affiliated persons, including CGCIM, stockholders that own more than 5% of CGBD, employees, officers and directors of CGBD and CGCIM and certain persons directly or indirectly controlling, controlled by or under common control with the foregoing persons. CGBD will not enter into any agreements unless and until CGBD is satisfied that doing so will not raise concerns under the Investment Company Act or, if such concerns exist, CGBD has taken appropriate actions to seek the CGBD Board review and approval or SEC exemptive relief for such transactions.

In the course of CGBD’s investing activities, CGBD pays management and incentive fees to CGCIM and reimburse CGCIM for certain expenses it incurs in accordance with the CGBD Investment Advisory Agreement. The base management fee is based on CGBD’s gross assets and the incentive fee is paid on income, both of which include leverage. As a result, investors in CGBD Common Stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Because the management fee is based on gross assets, CGCIM benefits to the extent CGBD incurs debt or use leverage. Accordingly, there may be times when the senior management team of CGCIM has interests that differ from those of CGBD Stockholders, giving rise to a conflict.

In addition, CGBD pays the Carlyle Administrator, an affiliate of CGCIM, its costs and expenses and CGBD’s allocable portion of overhead incurred by it in performing its obligations under the CGBD Administration Agreement, including, compensation paid to or compensatory distributions received by CGBD’s officers (including the Chief Compliance Officer, Chief Financial Officer and Principal Accounting Officer) and their respective staff who provide services to CGBD, operations staff who provide services to CGBD, and internal audit staff in their role of performing CGBD’s Sarbanes-Oxley Act internal control assessment. These arrangements create conflicts of interest that the CGBD Board monitors. Despite Carlyle’s good faith judgment to arrive at a fair and reasonable expense allocation methodology, the use of any particular methodology may lead CGBD to bear relatively more expense in certain instances and relatively less in other instances compared to what CGBD would have borne if a different methodology had been used. However, Carlyle seeks to make allocations that are equitable on an overall basis in its good faith judgment.

In May 2020, CGBD issued CGBD Preferred Stock to CIM, an affiliate of Carlyle, in a private placement. The interests of CIM as the holder of CGBD Preferred Stock may conflict with the interests of the holders of CGBD Common Stock

In connection with entry into the Merger Agreement, immediately prior to the Effective Time, upon the terms and subject to the conditions contained in the Preferred Stock Exchange Documents (as defined in the Merger Agreement) by and between CGBD and the holder of the CGBD Preferred Stock, including CGBD Stockholder approval of the Merger Issuance Proposal, all shares of CGBD Preferred Stock issued and outstanding immediately prior to the Effective Time of the First Merger will be exchanged for such number of shares of the CGBD Common Stock in a transaction exempt from registration under the Securities Act, as is equal to the quotient of (i) the aggregate liquidation preference of the CGBD Preferred Stock and (ii) the Closing CGBD Net Asset Value per share. Any accrued and unpaid dividends of the CGBD Preferred Stock thereon to the date of exchange, whether or not declared, will be paid to the holders of record in cash immediately prior to the Preferred Stock Exchange.

At the closing of the Mergers, CGBD and CIM, as the holder of record of the CGBD Preferred Stock, will enter into the Lock-Up Agreement, pursuant to which, during the specified restricted period, CIM may not Transfer its shares of the CGBD Common Stock resulting from the Preferred Stock Exchange unless the CGBD Board consents to such Transfer and such Transfer is made in accordance with applicable securities and other laws. See “Description of the Merger Agreement — Preferred Stock Exchange” in this joint proxy statement/information statement/prospectus for a full description of the determination of the Preferred Stock Exchange.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF CSL III

Transactions with Related Persons

CSL III Investment Advisory Agreement

On June 21, 2021, the CSL III Board, including a majority of the Independent Trustees approved an initial investment advisory agreement between CSL III and CGCIM. On November 2, 2021, the CSL III Board approved a novation agreement, which was executed by CSL III, the CSL III Advisor and CGCIM, on November 11, 2021, pursuant to which a novation of the CSL III Investment Advisory Agreement was effected so that the CSL III Advisor was substituted for the CGCIM and the CGCIM was released from its obligations under the initial investment advisory agreement. In connection therewith, the CSL III Board approved the CSL III Investment Advisory Agreement, which was executed by CSL III and the CSL III Advisor on November 11, 2021, the terms of which are substantially identical to the terms of the initial investment advisory agreement, except for (1) the substitution of the CSL III Advisor for the Initial Investment Adviser as a party thereto, (2) associated changes relating to the legal forms of such parties, and (3) a limited number of non-material changes to the initial investment advisory agreement.

Unless terminated earlier, the CSL III Investment Advisory Agreement renews automatically for successive annual periods, provided such continuance is specifically approved at least annually by the vote of the CSL III Board and by the vote of a majority of independent trustees. On May 2, 2024, the CSL III Board, including a majority of the Independent Trustees approved at an in-person meeting the continuance of the CSL III Investment Advisory Agreement with the CSL III Advisor for an additional one year term. The CSL III Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party. Pursuant to the CSL III Investment Advisory Agreement and subject to the overall supervision of the CSL III Board, the CSL III Advisor provides investment advisory services to CSL III. For providing these services, the CSL III Advisor receives fees from CSL III consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated and payable quarterly in arrears at an annual rate of 1.50% of the average value of CSL III’s gross assets at the end of the two most recently completed fiscal quarters; provided, however, that the annual rate shall be 1.00% with respect to the amount of such average value of the gross assets as of the end of the two most recently completed calendar quarters that exceeds the product of (A) 200% and (B) the average of CSL III’s NAV at the end of the two most recently completed calendar quarters. The base management fee will be appropriately adjusted for any share issuances or repurchases during such fiscal quarter and the base management fees for any partial month or quarter will be pro-rated. CSL III’s gross assets exclude any cash, cash equivalents and restricted cash and include assets acquired through the incurrence of debt from the use of leverage.

The CSL III Advisor has irrevocably agreed to waive its rights to receive any base management fee for quarterly periods ending on or prior to the date of the closing of a Liquidity Event, which means (i) a quotation or listing of CSL III’s securities on a stock exchange, including through an initial public offering (an “Exchange Listing”), (ii) a transaction or series of transactions, including, but not limited to, by way of merger, division, consolidation, share exchange (including by way of an optional exchange of CSL III’s shares for shares of a publicly traded BDC), recapitalization, reorganization, or sale of shares, in each case for consideration of either cash and/or publicly listed securities, or (iii) the sale of all or substantially all of CSL III’s assets to, or other liquidity event with, another entity. Potential transactions for purposes of clauses (ii) and (iii) of the definition of “Liquidity Event” could include counterparties, including but not limited to other BDCs, that are advised by the CSL III Advisor or its affiliates.

The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 17.5% of pre-incentive fee net investment income for the immediately preceding calendar quarter, subject to a preferred return of 1.5% per quarter (6.0% annualized), or “hurdle rate,” and a “catch-up” feature. The second part is determined and payable in arrears as of the end of each calendar year in an amount equal to 17.5%

of cumulative realized capital gains, if any, from inception through the end of each calendar year, computed net of all cumulative realized capital losses and unrealized capital depreciation less the aggregate amount of any previously paid capital gain incentive fees; provided, that the incentive fee determined at the end of the first calendar year of operations may be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation. The CSL III Advisor irrevocably agreed to waive its rights to receive any incentive fee for quarterly periods ending on or prior to the date on which the value of CSL III’s gross assets first exceeds $150 million, which occurred in 2022.

On June 21, 2021, the CSL III Advisor entered into a personnel agreement with Carlyle Employee Co., an affiliate of the CSL III Advisor and a wholly-owned subsidiary of Carlyle, pursuant to which Carlyle Employee Co. provides the CSL III Advisor with access to investment professionals.

Expense Support and Conditional Reimbursement Agreement

On May 13, 2022, CSL III entered into an Expense Support and Conditional Reimbursement Agreement (the “Reimbursement Agreement”) with the CSL III Advisor. Under the Reimbursement Agreement, the CSL III Advisor shall pay other operating expenses of CSL III on its behalf (the “Required Expense Payment”) such that other operating expenses of CSL III do not exceed 0.125% (0.50% on annualized basis) (the “Expense Limitation”) (i) of CSL III’s total investments at amortized cost, excluding cash, cash equivalents and restricted cash, as of the end of the applicable calendar quarter with respect to any such quarter after the first calendar quarter for which the total investments at amortized cost exceeds $150 million, and (ii) of the average of CSL III’s total investments at amortized cost, excluding cash, cash equivalents and restricted cash, as of the beginning of the applicable calendar quarter and as of the end of such calendar quarter with respect to any calendar quarter up to and including the first calendar quarter for which the total investments at amortized cost exceeds $150 million.

Other operating expenses means CSL III’s organization and offering expenses, professional fees, trustee fees, administration fees, and other general and administrative expenses, all as determined in accordance with U.S. GAAP, and shall include CSL III’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the CSL III Administration Agreement (as defined below). Other operating expenses shall include disbursements made by the CSL III Advisor that if made by CSL III would constitute an other operating expense and does not include management fees, incentive fees and interest expense.

CSL III has agreed to reimburse the CSL III Advisor in the amount of all Required Expense Payments made by the CSL III Advisor subject to the limitation that a reimbursement will be made by CSL III only if and to the extent that (i) it is made not more than three years from the date on which the applicable Required Expense Payment became an obligation of the CSL III Advisor; and (ii) the CSL III Advisor reimbursement does not cause CSL III’s total other operating expenses during the applicable quarter to exceed the Expense Limitation.

Prior to the completion of the Mergers, the Reimbursement Agreement will be terminated.

CSL III Administration Agreement

On June 21, 2021, the CSL III Board approved the CSL III Administration Agreement between CSL III and the Carlyle Administrator. Pursuant to the CSL III Administration Agreement, the Carlyle Administrator furnishes CSL III with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the CSL III Administration Agreement, the Carlyle Administrator also performs, or oversees the performance of, CSL III’s required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, and being responsible for the financial records that CSL III is required to maintain and preparing reports to CSL III Shareholders and reports filed with the SEC. Payments under the CSL III Administration Agreement are equal to an amount that reimburses the Carlyle Administrator for its costs and expenses and CSL III’s allocable portion of overhead incurred by the Carlyle Administrator in performing its obligations under the CSL III Administration Agreement, including CSL III’s allocable portion of the compensation paid to or compensatory distributions received by CSL III’s officers (including the Chief Financial Officer and Chief Compliance Officer) and respective staff who provide services to CSL III, operations staff who provide services to CSL III, and any internal audit staff, to the extent internal audit performs a role in CSL III’s internal control assessment under the Sarbanes-Oxley Act. Reimbursement under the CSL III Administration Agreement occurs quarterly in arrears.

Unless terminated earlier, the CSL III Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the CSL III Board or by a majority vote of the outstanding voting securities of CSL III, and (ii) the vote of a majority of the CSL III Independent Trustees. On May 2, 2024, the CSL III Board, including a majority of the CSL III Independent Trustees, approved the continuance of the CSL III Administration Agreement for a one year period. The CSL III Administration Agreement may not be assigned by a party without the consent of the other party and may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Sub-Administration Agreements

On June 21, 2021, the Carlyle Administrator entered into a sub-administration agreement with Carlyle Employee Co. (the “Carlyle Sub-Administration Agreement”). Pursuant to the Carlyle Sub-Administration Agreement, Carlyle Employee Co. provides the Carlyle Administrator with access to personnel. CSL III will ultimately bear the costs of the Carlyle Sub-Administration Agreement and any additional sub-administration agreements that the Carlyle Administrator enters into.

On March 17, 2021, the Carlyle Administrator entered into transfer agency agreement with DST Asset Manager Solutions, Inc. (“DST” and, such agreement, the “DST Transfer Agency Agreement”).

On June 30, 2021, the Carlyle Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (the “State Street Sub-Administration Agreement” and, together with the Carlyle Sub-Administration Agreements and the DST Transfer Agency Agreement, the “Sub-Administration Agreements”).

Unless terminated earlier, the State Street Sub-Administration Agreement and DST Transfer Agency Agreement renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the CSL III Board or by the vote of a majority of the outstanding voting securities of CSL III and (ii) the vote of a majority of the CSL III Independent Trustees. On May 2, 2024, the CSL III Board, including a majority of the CSL III Independent Trustees, approved the continuance of CSL III’s Sub-Administration Agreements for an additional one year term.

Placement Fees

On June 21, 2021, CSL III entered into a placement fee arrangement with TCG Capital Markets L.L.C. (“TCG”), a licensed broker dealer and an affiliate of the CSL III Advisor, which may require shareholders to pay a placement fee to TCG for TCG’s services.

Review, Approval or Ratification of Transactions with Related Persons

The CSL III Independent Trustees are required to review, approve or ratify any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

Material Conflicts of Interest

CSL III Advisor, its investment professionals, CSL III’s executive officers and trustees, and other current and future principals of CSL III Advisor serve or may serve as investment advisers, officers, directors or principals of entities or investment funds that operate in the same line of business as CSL III does or a related line of business and/or investment funds, accounts and other similar arrangements advised by Carlyle.

An affiliated investment fund, account or other similar arrangement currently formed or formed in the future and managed by the CSL III Advisor or its affiliates may have overlapping investment objectives and strategies with CSL III’s own and, accordingly, may invest in asset classes similar to those targeted by CSL III. This creates potential conflicts in allocating investment opportunities among CSL III and such other investment funds, accounts and similar arrangements, particularly in circumstances where the availability or liquidity of such investment opportunities is limited or where co-investments by CSL III and other funds, accounts or similar arrangements are not permitted under applicable law, as discussed below.

For example, Carlyle sponsors several investment funds, accounts and other similar arrangements, including, without limitation, structured credit funds, closed-end registered investment companies, BDCs, carry funds, and managed accounts and it may sponsor others in the future. Through the Exemptive Relief, the SEC has also granted CSL III exemptive relief that permits CSL III and certain of its affiliates to co-invest in suitable negotiated investments. If Carlyle is presented with investment opportunities that generally fall within CSL III’s investment objective and other board-established criteria and those of other Carlyle funds, accounts or other similar arrangements (including other existing and future affiliated BDCs), whether focused on a debt strategy or otherwise, Carlyle allocates such opportunities among CSL III and such other Carlyle funds, accounts or other similar arrangements in a manner consistent with the Exemptive Relief, the CSL III Advisor’s allocation policies and procedures and Carlyle’s other allocation policies and procedures, where applicable, as discussed below. More specifically, investment opportunities in suitable negotiated investments for investment funds, accounts and other similar arrangements managed by the CSL III Advisor, and other funds, accounts or similar arrangements managed by affiliated investment advisers that seek to co-invest with CSL III or other Carlyle BDCs, are allocated in accordance with the Exemptive Relief. Investment opportunities for all other investment funds, accounts and other similar arrangements not managed by the CSL III Advisor are allocated in accordance with their respective investment advisers’ and Carlyle’s other allocation policies and procedures. Such policies and procedures may result in certain investment opportunities that are attractive to CSL III being allocated to other funds that are not managed by the CSL III Advisor. Carlyle’s, including the CSL III Advisor’s, allocation policies and procedures are designed to allocate investment opportunities fairly and equitably among its clients over time, taking into account a variety of factors which may include the sourcing of the transaction, the nature of the investment focus of each such other Carlyle fund, accounts or other similar arrangements, each fund’s, account’s or similar arrangement’s desired level of investment, the relative amounts of capital available for investment, the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals, any requirements contained in the limited partnership agreements and other governing agreements of the Carlyle funds, accounts or other similar arrangements and other considerations deemed relevant by Carlyle in good faith, including suitability considerations and reputational matters. The application of these considerations may cause differences in the performance of different Carlyle funds, accounts and similar arrangements that have similar strategies.

Because CSL III is a BDC, CSL III is not generally permitted to make loans to companies controlled by Carlyle or other funds managed by Carlyle. CSL III is also not permitted to make any co-investments with clients of The CSL III Advisor or its affiliates (including any fund managed by Carlyle) without complying with CSL III’s Exemptive Relief, subject to certain exceptions, including with respect to CSL III’s downstream affiliates. Co-investments made under the Exemptive Relief are subject to compliance with the conditions and other requirements contained in the Exemptive Relief, which could limit CSL III’s ability to participate in a co-investment transaction. CSL III may also co-invest with funds managed by Carlyle or any of its downstream affiliates, subject to compliance with applicable laws and regulations, existing regulatory guidance, and the CSL III Advisor’s and Carlyle’s other allocation policies and procedures.

While Carlyle and the CSL III Advisor seek to implement their respective allocation processes in a fair and equitable manner under the particular circumstances, there can be no assurance that it will result in equivalent allocation of or participation in investment opportunities or equivalent performance of investments allocated to CSL III as compared to the other entities. In some cases, due to information barriers that are in place, CSL III and other Carlyle investment funds, accounts or other similar arrangements may compete with each other for specific investment opportunities without being aware that they are competing with each other. Carlyle has a conflict system in place above these information barriers to identify potential conflicts early in the process and determine if an allocation decision needs to be made or if an investment is precluded. If the conflict system detects a potential conflict, the legal and compliance departments of Carlyle assess investment opportunities to determine whether a particular investment opportunity is required to be allocated to a particular investment fund, account or other similar arrangement (including CSL III) or is prohibited from being allocated to a particular investment fund, account or similar arrangement. Subject to a determination by the legal and compliance departments (if applicable), portfolio management teams and, as applicable, the CSL III Advisor’s allocation committees, are then charged with ensuring that investment opportunities are allocated to the appropriate investment fund, account or similar arrangement in accordance with the CSL III Advisor’s allocation policies and procedures. In addition, in some cases Carlyle and the CSL III Advisor may make investment recommendations to investment funds, accounts and other similar arrangements where the investment funds, accounts and other similar arrangements make the investment independently of Carlyle and the CSL III Advisor. As a result, there are circumstances where investments appropriate for CSL III are instead allocated, in whole or in part, to such other investment funds, accounts or other similar arrangements irrespective of the CSL III Advisor’s and Carlyle’s other policies and procedures regarding allocation of investments. Where Carlyle otherwise has discretion to allocate investment opportunities among various funds, accounts and other similar arrangements, it should be noted that Carlyle may determine to allocate such investment opportunities away from CSL III.

During periods of unusual market conditions, the CSL III Advisor may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only investment funds, accounts or similar arrangements that are typically managed on a side-by-side basis with levered and/or long-short investment funds, accounts or similar arrangements.

CSL III and its affiliates own, and may continue to own, investments at different levels of a portfolio company’s capital structure or otherwise own different classes of a portfolio company’s securities, which may give rise to conflicts of interest or perceived conflicts of interest. Conflicts may also arise because portfolio decisions regarding CSL III’s portfolio may benefit its affiliates. CSL III’s affiliates may pursue or enforce rights with respect to one of CSL III’s portfolio companies, and those activities may have an adverse effect on CSL III.

It is possible that Carlyle or an affiliated investment vehicle will invest in a company that is or becomes a competitor of a portfolio company of ours. Such investment could create a conflict between CSL III, on the one hand, and Carlyle or the affiliated investment vehicle, on the other hand. In such a situation, Carlyle or the CSL III Advisor may also have a conflict in the allocation of its own resources to CSL III’s portfolio company. In addition, certain affiliated investment vehicles will be focused primarily on investing in other funds that may have strategies that overlap and/or directly conflict and compete with CSL III.

As a result of the expansion of Carlyle’s platform into various lines of business in the alternative asset management industry, Carlyle is subject to a number of actual and potential conflicts of interest and subject to greater regulatory oversight than that to which it would otherwise be subject if it had just one line of business. In addition, as Carlyle expands its platform, the allocation of investment opportunities among its investment funds, including CSL III, is expected to become more complex. In addressing these conflicts and regulatory requirements across Carlyle’s various businesses, Carlyle has implemented, and may continue to implement, certain policies and procedures. For example, Carlyle has established an information barrier between Carlyle Global Credit, on the one hand, and the rest of Carlyle, on the other, which generally restricts the communications of Carlyle Global Credit with other Carlyle investment professionals pursuant to the information barrier policy. In addition, CSL III may come into possession of material non-public information with respect to issuers in which CSL III may be considering making an investment. As a consequence, CSL III may be precluded from providing such information or other ideas to other funds affiliated with Carlyle that may benefit from such information or CSL III may be precluded from otherwise consummating a contemplated investment. To the extent CSL III or any other funds affiliated with Carlyle fail to appropriately deal with any such conflicts, it could negatively impact CSL III’s reputation or Carlyle’s reputation and CSL III’s ability to raise additional funds and the willingness of counterparties to do business with CSL III or result in potential litigation against CSL III.

In the ordinary course of business, CSL III enters, and may continue to enter, into transactions with affiliates and portfolio companies that may be considered related party transactions. CSL III has implemented certain policies and procedures whereby certain of CSL III’s executive officers screen each of CSL III’s transactions for any possible affiliations between the proposed portfolio investment, CSL III and other affiliated persons, including the CSL III Advisor, shareholders that own more than 5% of CSL III, employees, officers and trustees of CSL III and the CSL III Advisor and certain persons directly or indirectly controlling, controlled by or under common control with the foregoing persons. CSL III will not enter into any agreements unless and until CSL III is satisfied that doing so will not raise concerns under the Investment Company Act or, if such concerns exist, CSL III has taken appropriate actions to seek the CSL III Board review and approval or SEC exemptive relief for such transactions.

In the course of CSL III’s investing activities, CSL III pays management and incentive fees to the CSL III Advisor and reimburse the CSL III Advisor for certain expenses it incurs in accordance with CSL III’s Investment Advisory Agreement. The base management fee is based on CSL III’s gross assets and the incentive fee is paid on income, both of which include leverage. As a result, investors in CSL III Common Shares invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Because the management fee is based on gross assets, the CSL III Advisor benefits to the extent CSL III incurs debt or use leverage. Accordingly, there may be times when the senior management team of the CSL III Advisor has interests that differ from those of the CSL III Shareholders, giving rise to a conflict.

In addition, CSL III pays the Carlyle Administrator, an affiliate of the CSL III Advisor, its costs and expenses and CSL III’s allocable portion of overhead incurred by it in performing its obligations under the Administration Agreement, including, compensation paid to or compensatory distributions received by CSL III’s officers (including the Chief Compliance Officer, Chief Financial Officer and Principal Accounting Officer) and their respective staff who provide services to CSL III, operations staff who provide services to CSL III, and internal audit staff in their role of performing CSL III’s Sarbanes-Oxley Act internal control assessment. These arrangements create conflicts of interest that the CSL III Board monitors. Despite Carlyle’s good faith judgment to arrive at a fair and reasonable expense allocation methodology, the use of any particular methodology may lead CSL III to bear relatively more expense in certain instances and relatively less in other instances compared to what CSL III would have borne if a different methodology had been used. However, Carlyle seeks to make allocations that are equitable on an overall basis in its good faith judgment.

BUSINESS OF CGBD

The information in “Item 1. Business” and “Item 3. Legal Proceedings” in Part I of CGBD’s Annual Report on Form 10-K (File No. 814-00995) for the fiscal year ended December 31, 2023 and the information in “Item 1. Legal Proceedings” in Part II of CGBD’s Quarterly Reports on Form 10-Q (File No. 814-00995) for the fiscal quarters ended March 31, 2024 and June 30, 2024 is incorporated herein by reference.

FINANCIAL HIGHLIGHTS OF CGBD

The information in “Item 8. Financial Statements and Supplementary Data — Note 11 — Consolidated Financial Highlights” in Part II of CGBD’s Annual Report on Form 10-K (File No. 814-00995) for the fiscal year ended December 31, 2023 and the information in “Item 1. Financial Statements — Note 11 — Consolidated Financial Highlights” in Part I of CGBD’s Quarterly Reports on Form 10-Q (File No. 814-00995) for the fiscal quarters ended March 31, 2024 and June 30, 2024 is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CGBD

The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of CGBD’s Annual Report on Form 10-K (File No. 814-00995) for the fiscal year ended December 31, 2023 and the information in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of CGBD’s Quarterly Reports on Form 10-Q (File No. 814-00995) for the fiscal quarters ended March 31, 2024 and June 30, 2024 is incorporated herein by reference.

SENIOR SECURITIES OF CGBD

The information in “Item 8. Financial Statements and Supplementary Data — Note 11 — Consolidated Financial Highlights — Senior Securities” in Part II of CGBD’s Annual Report on Form 10-K (File No. 814-00995) for the fiscal year ended December 31, 2023 is incorporated herein by reference.

You should read the information about CGBD’s senior securities in conjunction with CGBD’s consolidated financial statements and related notes incorporated by reference herein, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of CGBD’s Annual Report on Form 10-K (File No. 814-00995) for the fiscal year ended December 31, 2023, and the information in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part 1 of CGBD’s Quarterly Reports on Form 10-Q (File No. 814-00995) for the fiscal quarters ended March 31, 2024 and June 30, 2024.

PORTFOLIO COMPANIES OF CGBD

The following table sets forth certain information as of June 30, 2024 for each portfolio company in which CGBD had a debt or equity investment. CGBD’s only formal relationships with its portfolio companies are the managerial assistance ancillary to CGBD’s investments and the board observation or participation rights CGBD may receive. As defined by the Investment Company Act, CGBD “controls” two of its portfolio companies, and is considered an “affiliate” of one of its portfolio companies. In general, under the Investment Company Act, CGBD would be presumed to “control” a portfolio company if CGBD owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if CGBD owned more than 5% of its outstanding voting securities.

Name and Address of Portfolio Company	Industry	Type	Interest Rate	Maturity Date	Par/ Principal Amount *	Amortized Cost(1)	Fair Value	% of Class Held
11852604 Canada Inc. (Canada)(3) 800 De Maisonneuve East Boulevard 12th floor Montreal Canada Quebec, H2L 4L8	Healthcare & Pharmaceuticals	Second Lien Debt	SOFR + 9.50% (100% PIK)	9/30/2028	9,457	9,353	9,362
ADPD Holdings, LLC 5217 Raeford Road Suite 103, Fayetville, NC 28304	Consumer Services	First Lien Debt	SOFR + 6.00%	8/15/2028	10,461	10,232	8,935
Advanced Web Technologies Holding Company 600 Hoover Street North East Suite 500, Minneapolis, MN 55413	Containers, Packaging & Glass	First Lien Debt	SOFR + 6.00%	12/17/2026	9,274	9,179	9,374
Advanced Web Technologies Holding Company 600 Hoover Street North East Suite 500, Minneapolis, MN 55413	Containers, Packaging & Glass	First Lien Debt	SOFR + 6.50%	12/17/2026	638	624	645
Advanced Web Technologies Holding Company 600 Hoover Street North East Suite 500, Minneapolis, MN 55413	Containers, Packaging & Glass	First Lien Debt	SOFR + 6.25%	12/17/2026	1,585	1,568	1,600
AI Convoy S.A.R.L (United Kingdom)(3) Tringham House 580 Deansleigh Road Bournemouth United Kingdom BH7 7DT	Aerospace & Defense	Second Lien Debt	SOFR + 8.25%	1/17/2028	5,091	5,028	5,091
AI Grace AUS Bidco Pty LTD (Australia)(3) 120 Dunning Avenue, Rosebery NSW 2018, Australia	Consumer Goods: Non-Durable	First Lien Debt	SOFR + 6.50%	12/5/2029	2,286	2,222	2,251
Aimbridge Acquisition Co., Inc. 5301 Headquarters Drive, Plano, TX 75024	Leisure Products & Services	Second Lien Debt	SOFR + 7.50%	2/1/2027	9,241	9,173	8,976
Allied Benefit Systems Intermediate LLC 200 West Adams Street Suite 500, Chicago, IL 60606	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 5.25%	10/31/2030	—	(22)	32
Alpine Acquisition Corp II 3650 Mansell Road Suite 100, Alpharetta, GA 30022	Transportation: Cargo	First Lien Debt	SOFR + 6.00%	11/30/2026	10,265	10,110	9,322
ANLG Holdings, LLC 8 Centennial Drive, Peabody, MA 1960	Capital Equipment	Equity Investments			592	592	1,055	0.22%

Name and Address of Portfolio Company	Industry	Type	Interest Rate	Maturity Date	Par/ Principal Amount *	Amortized Cost(1)	Fair Value	% of Class Held
AP Plastics Acquisition Holdings, LLC 9280 Jefferson Street, Streetsboro, OH 44241	Chemicals, Plastics & Rubber	Second Lien Debt	SOFR + 7.25%	8/10/2029	33,680	33,003	33,680
Apex Companies Holdings, LLC 15850 Crabbs Branch Way, Ste 200, Rockville, MD 20855	Environmental Industries	First Lien Debt	SOFR + 6.25%	1/31/2028	12,315	12,054	12,409
Apex Companies Holdings, LLC 15850 Crabbs Branch Way, Ste 200, Rockville, MD 20855	Environmental Industries	First Lien Debt	SOFR + 5.75%	1/31/2028	2,944	2,798	2,896
Applied Technical Services, LLC 1049 Triad Court, Marietta, GA 30062	Business Services	First Lien Debt	SOFR + 6.00%	12/29/2026	476	470	476
Applied Technical Services, LLC 1049 Triad Court, Marietta, GA 30062	Business Services	First Lien Debt	SOFR + 5.75%	12/29/2026	1,230	1,204	1,221
Appriss Health, LLC 9901 Linn Station Road Suite 500, Louisville, KY 40223	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 7.00%	5/6/2027	36,852	36,402	36,326
Appriss Health, LLC 9901 Linn Station Road Suite 500, Louisville, KY 40223	Healthcare & Pharmaceuticals	Equity Investments			6	5,923	5,738	0.57%
AQA Acquisition Holdings, Inc. 450 Artisan Way, Somerville, MA 2145	High Tech Industries	Second Lien Debt	SOFR + 7.50%	3/3/2029	35,000	34,404	35,000
Ardonagh Midco 3 PLC (United Kingdom)(3) 2 Minster Court, Mincing Lane, London, EC3R 7PD, United Kingdom	Diversified Financial Services	First Lien Debt	SOFR + 4.75%	2/15/2031	366	361	360
Ascend Buyer, LLC 1111 Busch Parkway, Buffalo Grove, IL 60089	Containers, Packaging & Glass	First Lien Debt	SOFR + 5.75%	9/30/2028	3,797	3,737	3,767
Associations, Inc. 5401 North Central Expressway Suite 300, Dallas, TX 75205	Construction & Building	First Lien Debt	SOFR + 6.50%	7/2/2028	13,138	13,124	13,124
Associations, Inc. 5401 North Central Expressway Suite 300, Dallas, TX 75205	Construction & Building	First Lien Debt	SOFR + 6.50%	7/2/2028	—	(1)	(1)
Associations, Inc. 5401 North Central Expressway Suite 300, Dallas, TX 75205	Construction & Building	Second Lien Debt	FIXED + 14.25% (100% PIK)	5/3/2030	5,110	5,087	5,085
Athlete Buyer, LLC 5145 Industrial St #103, Maple Plain, Minnesota, 55359	Construction & Building	First Lien Debt	SOFR + 6.50%	4/26/2029	6,249 5,963		5,924
Atlas Ontario LP (Canada)(3) 200 West Adams Street Suite 500, Chicago, IL 60606	Business Services	Equity Investments			5,114	5,114	5,114	0.01%
Atlas US Finco, Inc.(3) Level 4, Tower One International Towers 100 Barangaroo Avenue Barangaroo Australia NSW 2000	High Tech Industries	First Lien Debt	SOFR + 5.75%	12/10/2029	1,338	1,313	1,322

Name and Address of Portfolio Company	Industry	Type	Interest Rate	Maturity Date	Par/ Principal Amount *	Amortized Cost(1)	Fair Value	% of Class Held
Atlas US Finco, Inc.(3) Level 4, Tower One International Towers 100 Barangaroo Avenue Barangaroo Australia NSW 2000	High Tech Industries	First Lien Debt	SOFR + 5.75%	12/12/2029	2,890	2,811	2,916
Aurora Lux FinCo S.Á.R.L. (Luxembourg)(3) Avinguda Diagonal 567 3rd floor Barcelona Spain	Software	First Lien Debt	SOFR + 3.00%, 4.00% PIK	12/24/2026	32,965	32,628	31,409
Avalara, Inc. 255 South King Street Suite 1800, Seattle, WA 98104	Diversified Financial Services	First Lien Debt	SOFR + 7.25%	10/19/2028	22,500	22,019	22,872
Azurite Intermediate Holdings, Inc. 17200 Laguna Canyon Rd, Irvine, CA 92618	Software	First Lien Debt	SOFR + 6.50%	3/19/2031	2,683	2,625	2,654
Barnes & Noble, Inc. Post Office Box 111, Lyndhurst, NJ 7071	Retail	First Lien Debt	SOFR + 8.31%	12/20/2026	20,856	20,454	20,887
Bayside HoldCo, LLC 576 Broadhollow Road, Melville, NY 11747	Healthcare & Pharmaceuticals	Equity Investments			6	—	718	8.55%
Bayside OPCP, LLC 576 Broadhollow Road, Melville, NY 11747	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 7.25%	5/31/2026	4,928	4,928	4,928
Bayside OPCP, LLC 576 Broadhollow Road, Melville, NY 11747	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 7.25%	5/31/2026	13,932	13,932	13,932
Bayside OPCP, LLC 576 Broadhollow Road, Melville, NY 11747	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 7.00%	5/31/2026	—	—	—
Bayside OPCP, LLC 576 Broadhollow Road, Melville, NY 11747	Healthcare & Pharmaceuticals	Second Lien Debt	SOFR + 10.00% (100% PIK)	5/31/2026	5,249	4,528	5,249
Big Bus Tours Group Limited (United Kingdom)(3) 110 Buckingham Palace Road, 4th Floor, London, SW1W 9SA, United Kingdom	Leisure Products & Services	First Lien Debt	SOFR + 8.25%	6/4/2031	—	(41)	(41)
Big Bus Tours Group Limited (United Kingdom)(3) 110 Buckingham Palace Road, 4th Floor, London, SW1W 9SA, United Kingdom	Leisure Products & Services	First Lien Debt	EURIBOR + 8.25%	6/4/2031	4,955	5,231	5,147
Big Bus Tours Group Limited (United Kingdom)(3) 110 Buckingham Palace Road, 4th Floor, London, SW1W 9SA, United Kingdom	Leisure Products & Services	First Lien Debt	SOFR + 8.25%	6/4/2031	8,012	7,774	7,772
Blackbird Holdco, Inc. 1900 Jetway Boulevard, Columbus, OH 43219	Capital Equipment	Equity Investments			13	13,125	12,924	9.19%
BlueCat Networks, Inc. (Canada)(3) 4100 Yonge Street 3rd Floor Toronto, Ontario Canada M2P 2B5	High Tech Industries	First Lien Debt	SOFR + 4.00%, 2.00% PIK	8/8/2028	3,712	3,656	3,714

Name and Address of Portfolio Company	Industry	Type	Interest Rate	Maturity Date	Par/ Principal Amount *	Amortized Cost(1)	Fair Value	% of Class Held
BMS Holdings III Corp. 5718 Airport Freeway, Haltom City, TX 76117	Construction & Building	First Lien Debt	SOFR + 5.50%	9/30/2026	4,759	4,714	4,574
Bradyifs Holdings, LLC 5496 Lindbergh Lane, Bell, CA 90201	Wholesale	First Lien Debt	SOFR + 6.00%	10/31/2029	8,898	8,715	8,867
Buckeye Parent, LLC 101 Jegs Place, Delaware, OH 43015	Auto Aftermarket & Services	Equity Investments			885	885	—	0.34%
CD&R Madison Parent Ltd (United Kingdom)(3) 111 - 113 Quai Jules Guesde Vitry-sur-Seine France 94400	Business Services	First Lien Debt	EURIBOR + 6.00%, 2.00% PIK	2/27/2030	615	635	672
CD&R Madison Parent Ltd (United Kingdom)(3) 111 - 113 Quai Jules Guesde Vitry-sur-Seine France 94400	Business Services	First Lien Debt	SONIA + 6.50%, 2.00% PIK	2/27/2030	1,337	1,563	1,727
Celerion Buyer, Inc. 621 Rose Street, Lincoln, NE 68502	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 5.50%	11/3/2029	3,105	3,025	3,143
Chartis Holding, LLC 220 West Kinzie Street Third Floor, Chicago, IL 60654	Business Services	First Lien Debt	SOFR + 5.75%	11/1/2027	8,956	8,770	8,944
Chartis Holding, LLC 220 West Kinzie Street Third Floor, Chicago, IL 60654	Business Services	Equity Investments			433	419	933	0.21%
Chemical Computing Group ULC (Canada)(3) 910-1010 Sherbrooke Street West Suite 910 Montreal Canada Quebec, H3A 2R7	Software	First Lien Debt	SOFR + 4.50%	8/30/2025	383	383	383
CIP Revolution Holdings, LLC 300 South Wacker Suite 900, Chicago, IL 60606	Media: Advertising, Printing & Publishing	Equity Investments			318	318	261	0.58%
CircusTrix Holdings, LLC Post Office Box 302, Provo, UT 84603	Leisure Products & Services	First Lien Debt	SOFR + 6.50%	7/14/2028	13,776	13,462	14,076
Comar Holding Company, LLC 220 Laurel Road, Voorhees, NJ 8043	Containers, Packaging & Glass	First Lien Debt	SOFR + 2.00%, 4.75% PIK	6/18/2026	30,003	29,968	26,876
CoreWeave Compute Acquisition Co. II, LLC 101 Eisenhower Pkwy, Roseland, New Jersey 07068	High Tech Industries	First Lien Debt	SOFR + 9.62%	7/30/2028	2,007	1,977	1,982
CoreWeave Compute Acquisition Co. IV, LLC 101 Eisenhower Pkwy, Roseland, New Jersey 07068	High Tech Industries	First Lien Debt	SOFR + 6.00%	5/22/2029	941	500	491
Cority Software Inc. (Canada)(3) 250 Bloor Street East 9th Floor, Box 15 Toronto Canada Ontario, M4W 1E6	Software	First Lien Debt	SOFR + 5.00%	7/2/2026	10,249	10,169	10,249
Cority Software Inc. (Canada)(3) 250 Bloor Street East 9th Floor, Box 15 Toronto Canada Ontario, M4W 1E6	Software	First Lien Debt	SOFR + 7.00%	7/2/2026	544	538	544

Name and Address of Portfolio Company	Industry	Type	Interest Rate	Maturity Date	Par/ Principal Amount *	Amortized Cost(1)	Fair Value	% of Class Held
Cority Software Inc. (Canada)(3) 250 Bloor Street East 9th Floor, Box 15 Toronto Canada Ontario, M4W 1E6	Software	Equity Investments			250	250	765	0.01%
Coupa Holdings, LLC 1855 South Grant Street, San Mateo, CA 94402	Software	First Lien Debt	SOFR + 5.50%	2/28/2030	8,638	8,423	8,604
CST Holding Company 852 Nicholas Run Drive, Great Falls, VA 22066	Consumer Goods: Non-Durable	First Lien Debt	SOFR + 5.00%	11/1/2028	4,957	4,831	5,064
DCA Investment Holding LLC 6240 Lake Osprey Drive, Sarasota, FL 34240	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 6.41%	4/3/2028	14,224	14,114	13,999
Denali Midco 2, LLC 1830 N 95th Ave Suite #106, Phoenix, AZ 85037	Consumer Services	First Lien Debt	SOFR + 6.50%	12/22/2027	9,851	9,639	9,851
Diligent Corporation 111 West 33rd Street 16th Floor, New York, NY 10120	Telecommunications	First Lien Debt	SOFR + 5.00%	8/4/2030	636	626	631
Diligent Corporation 111 West 33rd Street 16th Floor, New York, NY 10120	Telecommunications	Equity Investments			14	13,565	13,456	2.41%
Dwyer Instruments, Inc. Post Office Box 373, Michigan City, IN 46360	Capital Equipment	First Lien Debt	SOFR + 5.75%	7/21/2027	3,771	3,720	3,771
ECP Parent, LLC 750 East Beltline, NE Grand Rapids, Michigan 49525	Healthcare & Pharmaceuticals	Equity Investments			268	—	197	0.66%
Eliassen Group, LLC 55 Walkers Brook Drive 6th Floor, Reading, MA 1867	Business Services	First Lien Debt	SOFR + 5.75%	4/14/2028	2,194	2,172	2,173
Ellkay, LLC 200 Riverfront Boulevard, Elmwood Park, NJ 7407	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 5.50%, 2.00% PIK	9/14/2027	13,960	13,782	12,104
Emergency Communications Network, LLC 780 West Granada Boulevard, Ormond Beach, FL 32174	Telecommunications	First Lien Debt	SOFR + 2.50%, 7.25% PIK	7/12/2024	29,357	28,660	17,532
Essential Services Holding Corporation 3416 Robards Ct., Louisville, KY 40218	Consumer Services	First Lien Debt	SOFR + 5.00%	6/17/2031	758	749	749
EvolveIP, LLC 630 Allendale Road, King of Prussia, PA 19406	Telecommunications	First Lien Debt	SOFR + 1.00%, 4.50% PIK	6/7/2025	6,341	6,341	6,152
Excel Fitness Holdings, Inc. 1901 West Braker Lane, Austin, TX 78758	Leisure Products & Services	First Lien Debt	SOFR + 5.25%	4/29/2029	6,141	6,036	5,999
Excel Fitness Holdings, Inc. 1901 West Braker Lane, Austin, TX 78758	Leisure Products & Services	First Lien Debt	SOFR + 5.50%	4/29/2029	—	(25)	(19)
Excelitas Technologies Corp. 200 West Street 4th Floor East, Waltham, MA 2451	Capital Equipment	First Lien Debt	SOFR + 5.25%	8/12/2029	2,512	2,467	2,489
Excelitas Technologies Corp. 200 West Street 4th Floor East, Waltham, MA 2451	Capital Equipment	First Lien Debt	EURIBOR + 5.25%	8/12/2029	1,256	1,269	1,342

Name and Address of Portfolio Company	Industry	Type	Interest Rate	Maturity Date	Par/ Principal Amount *	Amortized Cost(1)	Fair Value	% of Class Held
FPG Intermediate Holdco, LLC 4901 Vineland Road Suite 300, Orlando, FL 32811	Consumer Services	First Lien Debt	SOFR + 2.75%, 4.00% PIK	3/5/2027	368	363	337
GB Vino Parent, L.P. 50 Technology Court, Napa, CA 94558	Beverage & Food	Equity Investments			4	307	143	0.45%
Greenhouse Software, Inc. 18 West 18th Street 11th Floor, New York, NY 10011	Software	First Lien Debt	SOFR + 6.25%	9/1/2028	32,796	32,218	32,801
Guidehouse LLP 1676 International Drive Suite 800, McLean, VA 22102	Sovereign & Public Finance	First Lien Debt	SOFR + 3.75%, 2.00% PIK	12/16/2030	80	78	81
GS AcquisitionCo, Inc. 8529 Six Forks Road, Suite 400, Raleigh, North Carolina 27615	Software	First Lien Debt	SOFR + 5.25%	5/25/2028	1,031	1,027	1,030
Hadrian Acquisition Limited (United Kingdom)(3) Crowthorne House Nine Mile Ride Wokingham United Kingdom RG40 3GZ	Diversified Financial Services	First Lien Debt	SONIA + 5.17%, 3.21% PIK	2/28/2029	15,433	20,141	19,508
Hadrian Acquisition Limited (United Kingdom)(3) Crowthorne House Nine Mile Ride Wokingham United Kingdom RG40 3GZ	Diversified Financial Services	First Lien Debt	SONIA + 5.17%, 3.21% PIK	2/28/2029	5,859	7,671	7,406
Harbour Benefit Holdings, Inc. Two Harbor Place, 302 Knights Run Avenue Suite 1100, Tampa, FL 33602	Business Services	First Lien Debt	SOFR + 5.00%	12/13/2024	3,350	3,345	3,328
Heartland Home Services, Inc. 51327 Quadrate Drive, Macomb, MI 48042	Consumer Services	First Lien Debt	SOFR + 5.75%	12/15/2026	10,171	10,116	9,660
Heartland Home Services, Inc. 51327 Quadrate Drive, Macomb, MI 48042	Consumer Services	First Lien Debt	SOFR + 6.00%	12/15/2026	7,080	7,039	6,733
Hercules Borrower LLC Visiokatu 1 Tampere Finland 33720	Environmental Industries	First Lien Debt	SOFR + 6.25%	12/14/2026	17,988	17,724	17,988
Hoosier Intermediate, LLC 3500 DePauw Boulevard Suite 3070, Indianapolis, IN 46268	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 5.00%	11/15/2028	9,759	9,595	9,759
HS Spa Holdings Inc. 1210 Northbrook Drive Suite 150, Trevose, PA 19053	Consumer Services	First Lien Debt	SOFR + 5.25%	6/2/2029	287	271	288
HS Spa Holdings Inc. 1210 Northbrook Drive Suite 150, Trevose, PA 19053	Consumer Services	First Lien Debt	SOFR + 5.25%	6/2/2029	—	(6)	—
Icefall Parent, Inc. 30 Braintree Hill Office Park, Suite 101, Braintree, MA 02184	Software	First Lien Debt	SOFR + 6.50%	1/26/2030	7,811	7,649	7,709
iCIMS, Inc. Bell Works 101 Crawfords Corner Road Suite 3-100, Holmdel, NJ 7733	Software	First Lien Debt	SOFR + 7.25%	8/18/2028	27,335	26,998	27,336
iCIMS, Inc. Bell Works 101 Crawfords Corner Road Suite 3-100, Holmdel, NJ 7733	Software	First Lien Debt	SOFR + 6.75%	8/18/2028	—	—	—

Name and Address of Portfolio Company	Industry	Type	Interest Rate	Maturity Date	Par/ Principal Amount *	Amortized Cost(1)	Fair Value	% of Class Held
Infront Luxembourg Finance S.À R.L. (Luxembourg)(3) Grafenauweg 2 Zug Switzerland 6302	Leisure Products & Services	First Lien Debt	EURIBOR + 10.00%	5/28/2027	8,250	9,866	8,835
Integrity Marketing Group, LLC 1445 Ross Avenue 22nd Floor, Dallas, TX 75202	Diversified Financial Services	Equity Investments			19,515	19,394	18,853	1.50%
IQN Holding Corp. 12724 Gran Bay Parkway West Suite 200, Jacksonville, FL 32258	Business Services	First Lien Debt	SOFR + 5.25%	5/2/2029	6,927	6,872	6,927
iRobot Corporation 8 Crosby Drive, Bedford, Massachusetts 01730	Consumer Goods: Durable	First Lien Debt	SOFR + 6.50%, 2.50% PIK	7/31/2026	4,348	4,348	4,163
Jeg’s Automotive, LLC 101 Jegs Place, Delaware, OH 43015	Auto Aftermarket & Services	First Lien Debt	SOFR + 6.00%	12/22/2027	20,442	20,162	12,000
Kaseya, Inc. 701 Brickell Avenue Suite 400, Miami, FL 33131	High Tech Industries	First Lien Debt	SOFR + 5.50%	6/23/2029	36,857	36,263	36,857
Lifelong Learner Holdings, LLC 611 North Brand Boulevard 10th Floor, Glendale, CA 91203	Business Services	First Lien Debt	SOFR + 5.75%	10/18/2025	4,073	4,041	3,782
LinQuest Corporation 5140 West Goldleaf Circle Suite 400, Los Angeles, CA 90056	Aerospace & Defense	First Lien Debt	SOFR + 5.75%	7/28/2028	9,725	9,598	9,690
LVF Holdings, Inc. P.O. Box 98 1600 Gressel Drive, Delphos, OH 45833	Beverage & Food	First Lien Debt	SOFR + 5.75%	6/10/2027	18,871	18,631	18,866
Material Holdings, LLC 1900 Avenue of the Stars, Los Angeles, CA 90067	Business Services	First Lien Debt	SOFR + 6.00%	8/19/2027	6,940	6,940	6,940
Material Holdings, LLC 1900 Avenue of the Stars, Los Angeles, CA 90067	Business Services	First Lien Debt	SOFR + 6.00%	8/19/2027	1,688	677	677
Maverick Acquisition, Inc. 2600 South Telegraph Road Suite 180, Bloomfield Hills, MI 48302	Aerospace & Defense	First Lien Debt	SOFR + 6.25%	6/1/2027	35,082	34,695	29,120
Medical Manufacturing Technologies, LLC 15105-D John J. Delaney Dr., #20, Charlotte, NC 28227	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 5.75%	12/23/2027	20,250	19,977	19,999
NearU Holdings LLC 5217 Raeford Road Suite 103, Fayetville, NC 28304	Consumer Services	Equity Investments			25	2,470	667	4.47%
NEFCO Holding Company LLC 411 Burnham Street, East Hartford, CT 6108	Construction & Building	First Lien Debt	SOFR + 6.50%	8/5/2028	6,789	6,683	6,789
NEFCO Holding Company LLC 411 Burnham Street, East Hartford, CT 6108	Construction & Building	First Lien Debt	SOFR + 6.50%	8/5/2028	3,575	3,450	3,699
NEFCO Holding Company LLC 411 Burnham Street, East Hartford, CT 6108	Construction & Building	Equity Investments			1	608	608	0.29%

Name and Address of Portfolio Company	Industry	Type	Interest Rate	Maturity Date	Par/ Principal Amount *	Amortized Cost(1)	Fair Value	% of Class Held
NMI AcquisitionCo, Inc. 1450 American Lane Suite 1200, Schaumburg, IL 60173	High Tech Industries	First Lien Debt	SOFR + 5.25%	9/6/2028	37,917	37,892	37,807
North Haven Fairway Buyer, LLC 10401 Colonel Glenn Rd, Little Rock, AR 72204	Consumer Services	First Lien Debt	SOFR + 6.50%	5/17/2028	17,111	16,868	17,282
North Haven Fairway Buyer, LLC 10401 Colonel Glenn Rd, Little Rock, AR 72204	Consumer Services	First Lien Debt	SOFR + 5.25%	5/17/2028	—	(190)	(190)
North Haven Goldfinch Topco, LLC 220 Laurel Road, Voorhees, NJ 8043	Containers, Packaging & Glass	Equity Investments			2,315	2,315	—	1.30%
North Haven Stallone Buyer, LLC 290 Hansen Access Road, King of Prussia, PA 19406	Consumer Services	First Lien Debt	SOFR + 5.75%	5/24/2027	198	195	195
North Haven Stallone Buyer, LLC 290 Hansen Access Road, King of Prussia, PA 19406	Consumer Services	First Lien Debt	SOFR + 6.00%	5/24/2027	3,410	3,315	3,357
Oak Purchaser, Inc. 3520 Green Court Suite 250, Ann Arbor, MI 48105	Business Services	First Lien Debt	SOFR + 5.50%	4/28/2028	7,475	7,419	7,345
Oak Purchaser, Inc. 3520 Green Court Suite 250, Ann Arbor, MI 48105	Business Services	First Lien Debt	SOFR + 5.50%	4/28/2028	836	792	793
Oranje Holdco, Inc. 33 North Garden Avenue Suite 1200, Clearwater, FL 33755	Business Services	First Lien Debt	SOFR + 7.50%	2/1/2029	8,052	7,867	8,144
Oranje Holdco, Inc. 33 North Garden Avenue Suite 1200, Clearwater, FL 33755	Business Services	First Lien Debt	SOFR + 7.25%	2/1/2029	3,374	3,307	3,306
PAI Holdco, Inc. 3 Dakota Drive Suite 110, New Hyde Park, NY 11042	Auto Aftermarket & Services	Second Lien Debt	SOFR + 5.50%, 2.00% PIK	10/28/2028	14,523	14,269	13,334
Park County Holdings, LLC 2381 Rosecrans Avenue, Suite 350, El Segundo, California 90245	Media: Advertising, Printing & Publishing	First Lien Debt	SOFR + 7.28%	11/29/2029	28,759	28,210	28,471
Pascal Ultimate Holdings, L.P Post Office Box 373, Michigan City, IN 46360	Capital Equipment	Equity Investments			36	346	759	0.27%
PDI TA Holdings, Inc 11675 Rainwater Dr, Alpharetta, GA 30009	Software	First Lien Debt	SOFR + 5.25%	2/1/2031	458	452	452
Performance Health Holdings, Inc. 28100 Torch Parkway Suite 700, Warrenville, IL 60555	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 5.75%	7/12/2027	6,444	6,370	6,444
Pestco Intermediate, LLC 7676 Forsythe Blvd, Suite 2700, St. Louis, MO 63105	Environmental Industries	First Lien Debt	SOFR + 6.00%	2/17/2028	4,015	3,893	4,090

Name and Address of Portfolio Company	Industry	Type	Interest Rate	Maturity Date	Par/ Principal Amount *	Amortized Cost(1)	Fair Value	% of Class Held
PF Atlantic Holdco 2, LLC 9 Grand Avenue, Toms River, NJ 8735	Leisure Products & Services	First Lien Debt	SOFR + 5.50%	11/12/2027	11,518	11,347	11,433
PF Growth Partners, LLC 212 West Padonia Road, Lutherville Timonium, MD 21093	Leisure Products & Services	First Lien Debt	SOFR + 5.00%	7/11/2025	7,833	7,809	7,812
Profile Holdings I, LP 6470 East Johns Crossing Suite 430, Johns Creek, GA 30097	Chemicals, Plastics & Rubber	Equity Investments			5	523	545	0.25%
Project Castle, Inc. 131 Griffin Way, Mount Washington, KY 40047	Capital Equipment	First Lien Debt	SOFR + 5.50%	6/1/2029	7,369	6,764	6,558
Prophix Software Inc. (Canada)(3) 350 Burnhamthorpe Road West Suite 1000 Mississauga Canada Ontario, L5B 3J1	Software	First Lien Debt	SOFR + 6.00%	2/1/2027	—	(12)	(19)
Prophix Software Inc. (Canada)(3) 350 Burnhamthorpe Road West Suite 1000 Mississauga Canada Ontario, L5B 3J1	Software	First Lien Debt	SOFR + 6.00%	2/1/2027	16,094	15,927	15,926
Pushpay USA Inc. 18300 Redmond Way, Suite 300, Redmond, Washington 98052	Diversified Financial Services	First Lien Debt	SOFR + 6.75%	5/10/2030	15,929	15,474	16,001
PXO Holdings I Corp. 6470 East Johns Crossing Suite 430, Johns Creek, GA 30097	Chemicals, Plastics & Rubber	First Lien Debt	SOFR + 5.50%	3/8/2028	7,355	7,246	7,307
QNNECT, LLC Eight Neshaminy Interplex Suite 221, Trevose, PA 19053	Aerospace & Defense	First Lien Debt	SOFR + 6.75%	11/2/2029	5,275	5,113	5,407
Quantic Electronics, LLC 72 Boyd Avenue, East Providence, RI 2914	Aerospace & Defense	First Lien Debt	SOFR + 6.25%	11/19/2026	14,946	14,793	14,776
Quantic Electronics, LLC 72 Boyd Avenue, East Providence, RI 2914	Aerospace & Defense	First Lien Debt	SOFR + 6.25%	3/1/2027	9,676	9,575	9,570
Radwell Parent, LLC 1 Millennium Drive, Willingboro, NJ 8046	Wholesale	First Lien Debt	SOFR + 5.50%	4/1/2029	11,160	10,867	11,201
Regency Entertainment, Inc. 10201 West Pico Boulevard Building 12, Los Angeles, CA 90035	Media: Advertising, Printing & Publishing	First Lien Debt	SOFR + 8.50%	6/23/2028	15,000	14,682	14,918
RSC Acquisition, Inc. 160 Federal Street 4th Floor, Boston, MA 2110	Diversified Financial Services	First Lien Debt	SOFR + 5.50%	11/1/2029	10,116	10,045	9,903
SCP Eye Care HoldCo, LLC 5775 Glenridge Dr, Building B (Suite 500), Atlanta, GA 30328	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 5.50%	10/7/2029	144	140	142
Sinch AB (Sweden)(3) Lindhagensgatan 112, 112 51 Stockholm, Sweden	High Tech Industries	Equity Investments			106	1,168	257	0.21%
Smarsh Inc. 851 Southwest 6th Avenue Suite 800, Portland, OR 97204	Software	First Lien Debt	SOFR + 5.75%	2/18/2029	7,542	7,417	7,542

Name and Address of Portfolio Company	Industry	Type	Interest Rate	Maturity Date	Par/ Principal Amount *	Amortized Cost(1)	Fair Value	% of Class Held
SPay, Inc. 5360 Legacy Drive Suite 150, Plano, TX 75024	Leisure Products & Services	First Lien Debt	SOFR + 2.88%, 6.38% PIK	6/15/2026	27,924	27,869	24,230
Speedstar Holding, LLC 7350 Young Drive, Walton Hills, OH 44146	Auto Aftermarket & Services	First Lien Debt	SOFR + 7.25%	1/22/2027	29,768	29,416	29,725
SPF Borrower, LLC 95 Chapel Street Suite 210, Canton, MA 2021	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 4.25%, 2.00% PIK	2/1/2028	31,372	31,372	31,372	0.63%
SPF Borrower, LLC 95 Chapel Street Suite 210, Canton, MA 2021	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 9.50% (100% PIK)	2/1/2028	14,659	14,659	14,659
SPF HoldCo LLC 95 Chapel Street Suite 210, Canton, MA 2021	Healthcare & Pharmaceuticals	Equity Investments			15,440	20,828	20,461	15.44%
Spotless Brands, LLC 6 E. Eager Street, Baltimore, MA 21202	Consumer Services	First Lien Debt	SOFR + 6.50%	7/25/2028	13,995	13,784	14,142
Spotless Brands, LLC 6 E. Eager Street, Baltimore, MA 21202	Consumer Services	First Lien Debt	SOFR + 6.75%	7/25/2028	10,200	9,847	10,425
Stonegate Pub Company Bidco Limited (United Kingdom)(3) 3 Monkspath Hall Road Solihull United Kingdom B90 4SJ	Beverage & Food	Second Lien Debt	SONIA + 8.50%	3/12/2028	20,000	24,912	21,232
Summit Acquisition, Inc. 11452 El Camino Real Suite 250, San Diego, CA 92130	Diversified Financial Services	First Lien Debt	SOFR + 6.75%	5/1/2030	—	(52)	42
Summit K2 Midco, Inc. 11452 El Camino Real Suite 250, San Diego, CA 92130	Diversified Financial Services	Equity Investments			121	121	169	0.01%
Tailwind HMT Holdings Corp. 19241 David Memorial Drive Suite 150, The Woodlands, TX 77385	Energy: Oil & Gas	Equity Investments			22	1,558	1,926	2.57%
Talon MidCo 1 Limited 10 Summer Street, Boston, MA 2110	Software	Equity Investments			1,018	1,456	1,668	0.45%
Tank Holding Corp. 6940 O Street Suite 100, Lincoln, NE 68510	Capital Equipment	First Lien Debt	SOFR + 5.75%	3/31/2028	13,720	13,510	13,570
Tank Holding Corp. 6940 O Street Suite 100, Lincoln, NE 68510	Capital Equipment	Equity Investments			850	—	3,396	0.22%
TCFI Aevex LLC 725 Cool Springs Boulevard Suite 500, Franklin, TN 37067	Aerospace & Defense	First Lien Debt	SOFR + 6.00%	3/18/2026	10,877	10,809	10,877
Titan DI Preferred Holdings, Inc. 2901 Vía Fortuna Suite 200, Austin, TX 78746	Energy: Oil & Gas	Equity Investments			11,259	11,149	11,259	2.50%
Trader Corporation (Canada)(3) 405 The West Mall Suite 110 Etobicoke Canada ON M9C 5J1	Auto Aftermarket & Services	First Lien Debt	CORRA + 5.50%	12/22/2028	16,762	12,069	12,508
TruGreen Limited Partnership 1790 Kirby Parkway Forum II Suite 300, Memphis, TN 38138	Consumer Services	Second Lien Debt	SOFR + 8.50%	11/2/2028	13,000	12,831	9,945

Name and Address of Portfolio Company	Industry	Type	Interest Rate	Maturity Date	Par/ Principal Amount *	Amortized Cost(1)	Fair Value	% of Class Held
Tufin Software North America, Inc. 10 Summer Street, Boston, MA 2110	Software	First Lien Debt	SOFR + 7.69%	8/17/2028	28,194	27,767	28,026
Turbo Buyer, Inc. 25541 Commercentre Drive Suite 100, Lake Forest, CA 92630	Auto Aftermarket & Services	First Lien Debt	SOFR + 6.00%	12/2/2025	2,297	2,277	2,167
Turbo Buyer, Inc. 25541 Commercentre Drive Suite 100, Lake Forest, CA 92630	Auto Aftermarket & Services	Equity Investments			1,925	933	1,649	0.92%
TW LRW Holdings, LLC 1900 Avenue of the Stars, Los Angeles, CA 90067	Business Services	Equity Investments			2	—	—	1.98%
United Flow Technologies Intermediate Holdco II, LLC 6440 Oak Canyon, Suite 150, Irvine, CA 92618	Environmental Industries	First Lien Debt	SOFR + 5.25%	6/21/2031	5,050	4,925	4,925
U.S. Legal Support Investment Holdings, LLC 16825 Northchase Drive Suite 900, Houston, TX 77060	Business Services	Equity Investments			641	641	805	0.49%
U.S. Legal Support, Inc. 16825 Northchase Drive Suite 900, Houston, TX 77060	Business Services	First Lien Debt	SOFR + 5.75%	5/31/2026	16,694	16,660	16,513
US INFRA SVCS Buyer, LLC 9304 East Verde Grove View, Scottsdale, AZ 85255	Environmental Industries	First Lien Debt	SOFR + 2.50%, 4.75% PIK	4/13/2027	6,551	6,496	5,812
USALCO, LLC 2601 Cannery Avenue, Baltimore, MD 21226	Chemicals, Plastics & Rubber	First Lien Debt	SOFR + 6.00%	10/19/2027	1,674	1,649	1,674
USR Parent Inc. 500 Staples Drive, Framingham, MA 1702	Retail	First Lien Debt	SOFR + 7.60%	4/25/2027	3,556	3,533	3,551
Vensure Employee Services, Inc. 1475 S Price Road, Chandler, Arizona 85286	Business Services	First Lien Debt	SOFR + 5.25%	3/26/2027	3,376	3,313	3,358
Wineshipping.com LLC 50 Technology Court, Napa, CA 94558	Beverage & Food	First Lien Debt	SOFR + 5.75%	10/29/2027	5,876	5,800	5,194
World 50, Inc. 3525 Piedmont Road Northeast, Building 7 Suite 600, Atlanta, GA 30305	Business Services	First Lien Debt	SOFR + 5.75%	3/22/2030	19,092	18,707	18,853
Yellowstone Buyer Acquisition, LLC 121 Landmark Drive, Greensboro, NC 27409	Consumer Goods: Durable	First Lien Debt	SOFR + 5.75%	9/13/2027	438	432	418
YLG Holdings, Inc. 3235 North State Street Post Office Box 849, Bunnell, FL 32110	Consumer Services	First Lien Debt	SOFR + 5.00%	11/1/2026	5,366	5,345	5,366
Zenith American Holding, Inc. Two Harbor Place, 302 Knights Run Avenue Suite 1100, Tampa, FL 33602	Business Services	Equity Investments			1,564	752	1,972	2.06%
TOTAL INVESTMENTS						1,512,097	1,478,082

Name and Address of Portfolio Company	Industry	Type	Interest Rate	Maturity Date	Par/LLC Interest	Cost	Fair Value	% of Class Held
INVESTMENT FUNDS (2)
Middle Market Credit Fund II, LLC, Member’s Interest(3) One Vanderbilt Avenue, New York, New York 10017	Investment Funds	Investment Fund	16.81%	12/31/2030	78,122	78,096	67,667	50%
Middle Market Credit Fund, LLC, Subordinated Loan and Member’s Interest(3) One Vanderbilt Avenue, New York, New York 10017	Investment Funds	Investment Fund	11.40%	12/31/2027	193,000	193,001	180,301	50%
Middle Market Credit Fund, Mezzanine Loan(3) One Vanderbilt Avenue, New York, New York 10017	Investment Funds	Investment Fund	SOFR + 5.50%	5/21/2025	—	—	—	84.13%
TOTAL INVESTMENT FUND						271,122	247,968

TOTAL INVESTMENTS						1,783,219	1,726,050

(1)

Amortized cost represents original cost, including origination fees, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method. All amounts shown are in thousands, unless otherwise disclosed.

(2)

Under the Investment Company Act, the Company is deemed to be an “affiliated person” of and “control” this investment fund because the Company owns more than 25% of the investment fund’s outstanding voting securities and/or has the power to exercise control over management or policies of such investment fund.

(3)

CGBD has determined the indicated investments are non-qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, CGBD may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of CGBD’s total assets.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF CGBD

The following table sets forth, as of June 30, 2024, the beneficial ownership information of each current director, including the nominees for director, of CGBD, as well as CGBD’s executive officers, each person known to it to beneficially own 5% or more of the outstanding shares of CGBD Common Stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 50,848,458 shares of CGBD Common Stock and 2,000,000 shares of CGBD Preferred Stock outstanding as of June 30, 2024.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the shares of CGBD Common Stock and CGBD Preferred Stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, CGBD believes that each beneficial owner set forth in the table below has sole voting and investment power over the shares beneficially owned by such beneficial owner. The directors are divided into two groups — Interested Directors and Independent Directors. The address of all executive officers and directors is c/o Carlyle Secured Lending, Inc., One Vanderbilt Avenue, Suite 3400, New York, NY 10017.

Name of Individual or Identity of Group	Number of Shares of CGBD Common Stock Beneficially Owned(1)		Percent of CGBD Common Stock Beneficially Owned(1)		Number of Shares of CGBD Preferred Stock Beneficially Owned(1)		Percent of CGBD Preferred Stock Beneficially Owned(1)
Directors, Director Nominees, Executive Officers and Non-Executive Officers:
Interested Directors
Justin V. Plouffe(2)	33,472		*		—		—
Linda Pace(3)	42,574		*		—		—
Mark Jenkins(4)	29,519		*		—		—
Independent Directors
Nigel D.T. Andrews(5)	23,427		*		—		—
Leslie E. Bradford(6)	1,000		*		—		—
John G. Nestor(7)	56,316		0.11%		—		—
William H. Wright II	—		—		—		—
Executive Officers Who Are Not Directors
Thomas M. Hennigan(8)	76,269		0.15%		—		—
Nelson Joseph	—		—		—		—
Joshua Lefkowitz(9)	837		—		—		—
Michael Hadley(10)	5,500		*		—		—
All Directors, Director Nominees and Executive Officers as a Group (11 persons)	268,914		0.53%		—		—
Non-Executive Officers
Alexander Popov(11)	34,477		*		—		—
All Directors and Officers as a Group (12 persons)	303,391		0.60%
Five-Percent Stockholder:
Carlyle Investment Management L.L.C. (“CIM”)(12)	106,891	(13)	0.21	%(14)	2,000,000	(15)	100%

*	Represents less than one tenth of one percent.
(1)

For purposes of this table, a person or group is deemed to have “beneficial ownership” of any shares of CGBD Common Stock and/or CGBD Preferred Stock as of a given date which such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days after such date. For purposes of computing the percentage of outstanding shares of CGBD Common Stock and CGBD Preferred Stock held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of determining the percentage of shares beneficially owned for such person, but is not deemed to be outstanding for the purpose of computing the percentage of beneficial ownership of any other person (except in the case of Directors and executive officers as a group). Except as otherwise noted, each beneficial owner of more than five percent of CGBD Common Stock and CGBD Preferred Stock and each Director and executive officer has sole voting and/or investment power over the shares reported.
(2)	Consists of 33,472 shares of CGBD Common Stock directly owned by Mr. Plouffe.
(3)	Consists of 42,573 shares of CGBD Common Stock directly owned by Ms. Pace.
(4)	Consists of 29,519 shares of CGBD Common Stock directly owned by Mr. Jenkins.
(5)	Consists of 23,427 shares of CGBD Common Stock directly owned by Mr. Andrews.
(6)	Consists of 1,000 shares of CGBD Common Stock directly owned by Ms. Bradford.
(7)

Consists of 30,501 shares of CGBD Common Stock directly owned by Mr. Nestor and 25,815 shares of CGBD Common Stock held by trusts for which Mr. Nestor or his spouse serve as trustee. Mr. Nestor disclaims beneficial ownership of the securities held by such trusts, except to the extent of his pecuniary interest therein.

(8)

Consists of 73,409 shares of CGBD Common Stock directly owned by Mr. Hennigan and 2,360 shares of CGBD Common Stock held by his spouse. Mr. Hennigan disclaims beneficial ownership of the securities held by such trusts, except to the extent of his pecuniary interest therein.

(9)	Consists of 837 shares of CGBD Common Stock directly owned by Mr. Lefkowitz.
(10)	Consists of 5,500 shares of CGBD Common Stock directly owned by Mr. Hadley.
(11)	Consists of 34,477 shares of CGBD Common Stock directly owned by Mr. Popov.
(12)	The principal business address of CIM is 1001 Pennsylvania Ave NW, Suite 220 South, Washington, DC 20004.
(13)

Reflects the number of shares of common stock that would be directly owned by CIM as of the Record Date if CIM had opted to convert all of its shares of preferred stock pursuant to the terms of the preferred stock.

(14)

In computing the percentage of common stock beneficially owned by CIM, shares of CGBD Common Stock issuable upon the conversion of the outstanding shares of preferred stock are deemed outstanding. However, these shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(15)	Consists of 2,000,000 shares of CGBD Preferred Stock directly owned by CIM.

The following table sets forth, as of June 30, 2024, the dollar range of CGBD’s equity securities that is beneficially owned by each of the current directors of CGBD.

Dollar Range of Equity Securities Beneficially Owned in CGBD(1)(2)
Interested Directors
Justin V. Plouffe	Over $100,000
Linda Pace	Over $100,000
Mark Jenkins	Over $100,000
Independent Directors
Nigel D.T. Andrews	Over $100,000
Leslie E. Bradford	$10,001–$50,000
John G. Nestor	Over $100,000
William H. Wright II	None

(1)	The dollar ranges used in the above table are: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, or over $100,000.
(2)

Dollar ranges were determined using the number of shares of CGBD Common Stock that were beneficially owned as of June 30, 2024, multiplied by CGBD’s NAV per share as of June 30, 2024. No shares of the CGBD Preferred Stock were beneficially owned by any director as of June 30, 2024.

BUSINESS OF CSL III

The information in “Item 1. Business” “Item 3. Legal Proceedings” in Part I of CSL III’s Annual Report on Form 10-K (File No. 814-01410) for the fiscal year ended December 31, 2023 and the information in “Item 1. Legal Proceedings” in Part II of CSL III’s Quarterly Reports on Form 10-Q (File No. 814-01410) for the fiscal quarters ended March 31, 2024 and June 30, 2024 is incorporated herein by reference.

FINANCIAL HIGHLIGHTS OF CSL III

The information in “Item 8. Financial Statements – Note 8 — Consolidated Financial Highlights” in Part II of CSL III’s Annual Report on Form 10-K (File No. 814-01410) for the fiscal year ended December 31, 2023 and the information “Item 1. Financial Statements — Note 8 — Consolidated Financial Highlights” in Part I of CSL III’s Quarterly Reports on Form 10-Q (File No. 814-01410) for the fiscal quarters ended March 31, 2024 and June 30, 2024 is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS OF CSL III

The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of CSL III’s Annual Report on Form 10-K (File No. 814-01410) for the fiscal year ended December 31, 2023 and the information in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of CSL III’s Quarterly Reports on Form 10-Q (File No. 814-01410) for the fiscal quarters ended March 31, 2024 and June 30, 2024 is incorporated herein by reference.

SENIOR SECURITIES OF CSL III

As of December 31, 2023 and 2022, CSL III had total senior securities of $152,512 and $98,631, respectively, consisting of secured borrowings under the credit facilities, and had asset coverage ratios of 233.6% and 211.2%, respectively.

PORTFOLIO COMPANIES OF CSL III

The following table sets forth certain information as of June 30, 2024 for each portfolio company in which CSL III had a debt or equity investment. CSL III’s only formal relationships with its portfolio companies are the managerial assistance ancillary to CSL III’s investments and the board observation or participation rights CSL III may receive. As defined by the Investment Company Act, CSL III “controls” none of its portfolio companies, and is considered an “affiliate” of none of its portfolio companies. In general, under the Investment Company Act, CSL III would be presumed to “control” a portfolio company if CSL III owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if CSL III owned more than 5% of its outstanding voting securities.

Name and Address	Industry	Type	Interest Rate	Maturity Date	Par/ Principal Amount	Amortized Cost(1)	Fair Value	% of Class Held
11852604 Canada Inc. (Canada)(2) 800 De Maisonneuve East Boulevard 12th floor Montreal Canada Quebec, H2L 4L8	Healthcare & Pharmaceuticals	Second Lien Debt	SOFR + 9.50% (100% PIK)	9/30/2028	5	5	5
ACR Group Borrower, LLC 3200 Wilcrest Drive Suite 440, Houston, TX 77042	Aerospace & Defense	First Lien Debt	SOFR + 5.00%	3/31/2028	869	855	854
ADPD Holdings, LLC 5217 Raeford Road Suite 103, Fayetville, NC 28304	Consumer Services	First Lien Debt	SOFR + 6.00%	8/15/2028	7,606	7,337	6,000
AI Grace AUS Bidco Pty LTD (Australia)(2) 120 Dunning Avenue, Rosebery NSW 2018, Australia	Consumer Goods: Non-Durable	First Lien Debt	SOFR + 6.50%	12/5/2029	2,286	2,222	2,251
Allied Benefit Systems Intermediate LLC 200 West Adams Street Suite 500, Chicago, IL 60606	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 5.25%	10/31/2030	5,170	5,085	5,293
Alpine Acquisition Corp II 3650 Mansell Road Suite 100, Alpharetta, GA 30022	Transportation: Cargo	First Lien Debt	SOFR + 6.00%	11/30/2026	9,784	9,668	8,912
AP Plastics Acquisition Holdings, LLC 9280 Jefferson Street, Streetsboro, OH 44241	Chemicals, Plastics & Rubber	Second Lien Debt	SOFR + 7.25%	8/10/2029	10	10	10
Apex Companies Holdings, LLC 15850 Crabbs Branch Way, Ste 200, Rockville, MD 20855	Environmental Industries	First Lien Debt	SOFR + 6.25%	1/31/2028	12,314	12,057	12,409
Applied Technical Services, LLC 1049 Triad Court, Marietta, GA 30062	Business Services	First Lien Debt	SOFR + 6.00%	12/29/2026	375	369	375
Applied Technical Services, LLC 1049 Triad Court, Marietta, GA 30062	Business Services	First Lien Debt	SOFR + 5.75%	12/29/2026	520	504	515
Ardonagh Midco 3 PLC (United Kingdom)(2) 2 Minster Court, Mincing Lane, London, EC3R 7PD, United Kingdom	Diversified Financial Services	First Lien Debt	SOFR + 4.75%	2/15/2031	4,395	4,326	4,321
Ascend Buyer, LLC 1111 Busch Parkway, Buffalo Grove, IL 60089	Containers, Packaging & Glass	First Lien Debt	SOFR + 5.75%	9/30/2028	14,675	14,332	14,579
Associations, Inc. 5401 North Central Expressway Suite 300, Dallas, TX 75205	Construction & Building	First Lien Debt	SOFR + 6.50%	7/2/2028	6,569	6,562	6,562

Name and Address	Industry	Type	Interest Rate	Maturity Date	Par/ Principal Amount	Amortized Cost(1)	Fair Value	% of Class Held
Associations, Inc. 5401 North Central Expressway Suite 300, Dallas, TX 75205	Construction & Building	First Lien Debt	SOFR + 6.50%	7/2/2028	—	—	(1)
Associations, Inc. 5401 North Central Expressway Suite 300, Dallas, TX 75205	Construction & Building	Second Lien Debt	FIXED + 14.25% (100% PIK)	5/3/2030	2,555	2,543	2,543
Athlete Buyer, LLC 5145 Industrial St #103, Maple Plain, Minnesota, 55359	Construction & Building	First Lien Debt	SOFR + 6.50%	4/26/2029	3,810	3,637	3,614
Atlas US Finco, Inc.(2) Level 4, Tower One International Towers 100 Barangaroo Avenue Barangaroo Australia NSW 2000	High Tech Industries	First Lien Debt	SOFR + 5.75%	12/12/2029	723	703	729
Atlas US Finco, Inc.(2) Level 4, Tower One International Towers 100 Barangaroo Avenue Barangaroo Australia NSW 2000	High Tech Industries	First Lien Debt	SOFR + 5.75%	12/10/2029	335	328	331
Avalara, Inc. 255 South King Street Suite 1800, Seattle, WA 98104	Diversified Financial Services	First Lien Debt	SOFR + 7.25%	10/19/2028	13,500	13,211	13,723
Azurite Intermediate Holdings, Inc. 17200 Laguna Canyon Rd, Irvine, CA 92618	Software	First Lien Debt	SOFR + 6.50%	3/19/2031	3,220	3,151	3,186
Big Bus Tours Group Limited (United Kingdom)(2) 110 Buckingham Palace Road, 4th Floor, London, SW1W 9SA, United Kingdom	Leisure Products & Services	First Lien Debt	SOFR + 8.25%	6/4/2031	—	(14)	(14)
Big Bus Tours Group Limited (United Kingdom)(2) 110 Buckingham Palace Road, 4th Floor, London, SW1W 9SA, United Kingdom	Leisure Products & Services	First Lien Debt	EURIBOR + 8.25%	6/4/2031	1,652	1,744	1,716
Big Bus Tours Group Limited (United Kingdom)(2) 110 Buckingham Palace Road, 4th Floor, London, SW1W 9SA, United Kingdom	Leisure Products & Services	First Lien Debt	SOFR + 8.25%	6/4/2031	2,671	2,591	2,591
Blackbird Holdco, Inc. 1900 Jetway Boulevard, Columbus, OH 43219	Capital Equipment	Equity Investments			—	2	2	0.00%
BlueCat Networks, Inc. (Canada)(2) 4100 Yonge Street 3rd Floor Toronto, Ontario Canada M2P 2B5	High Tech Industries	First Lien Debt	SOFR + 4.00%, 2.00% PIK	8/8/2028	7,459	7,301	7,463
Bradyifs Holdings, LLC 5496 Lindbergh Lane, Bell, CA 90201	Wholesale	First Lien Debt	SOFR + 6.00%	10/31/2029	4,804	4,706	4,788
Buckeye Parent, LLC 101 Jegs Place, Delaware, OH 43015	Auto Aftermarket & Services	Equity Investments			—	—	—	0.00%
CD&R Madison Parent Ltd (United Kingdom)(2) 111 - 113 Quai Jules Guesde Vitry-sur-Seine France 94400	Business Services	First Lien Debt	EURIBOR + 6.00%, 2.00% PIK	2/27/2030	1,230	1,270	1,344

Name and Address	Industry	Type	Interest Rate	Maturity Date	Par/ Principal Amount	Amortized Cost(1)	Fair Value	% of Class Held
CD&R Madison Parent Ltd (United Kingdom)(2) 111 - 113 Quai Jules Guesde Vitry-sur-Seine France 94400	Business Services	First Lien Debt	SONIA + 6.50%, 2.00% PIK	2/27/2030	2,674	3,125	3,453
Celerion Buyer, Inc. 621 Rose Street, Lincoln, NE 68502	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 5.50%	11/3/2029	3,105	3,026	3,143
CoreWeave Compute Acquisition Co. II, LLC 101 Eisenhower Pkwy, Roseland, New Jersey 07068	High Tech Industries	First Lien Debt	SOFR + 9.62%	7/30/2028	1,204	1,186	1,189
CoreWeave Compute Acquisition Co. IV, LLC 101 Eisenhower Pkwy, Roseland, New Jersey 07068	High Tech Industries	First Lien Debt	SOFR + 6.00%	5/22/2029	314	167	164
Coupa Holdings, LLC 1855 South Grant Street, San Mateo, CA 94402	Software	First Lien Debt	SOFR + 5.50%	2/28/2030	2,160	2,106	2,151
CST Holding Company 852 Nicholas Run Drive, Great Falls, VA 22066	Consumer Goods: Non-Durable	First Lien Debt	SOFR + 5.00%	11/1/2028	4,957	4,830	5,064
DCA Investment Holding LLC 6240 Lake Osprey Drive, Sarasota, FL 34240	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 6.41%	4/3/2028	2	2	2
Denali Midco 2, LLC 1830 N 95th Ave Suite #106, Phoenix, AZ 85037	Consumer Services	First Lien Debt	SOFR + 6.50%	12/22/2027	9,892	9,683	9,892
Diligent Corporation 111 West 33rd Street 16th Floor, New York, NY 10120	Telecommunications	First Lien Debt	SOFR + 5.00%	8/4/2030	7,214	7,146	7,146
Dwyer Instruments, Inc. Post Office Box 373, Michigan City, IN 46360	Capital Equipment	First Lien Debt	SOFR + 5.75%	7/21/2027	13,739	13,560	13,739
Eliassen Group, LLC 55 Walkers Brook Drive 6th Floor, Reading, MA 1867	Business Services	First Lien Debt	SOFR + 5.75%	4/14/2028	8,684	8,594	8,600
Ellkay, LLC 200 Riverfront Boulevard, Elmwood Park, NJ 7407	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 5.50%, 2.00% PIK	9/14/2027	3	3	3
Essential Services Holding Corporation 3416 Robards Ct., Louisville, KY 40218	Consumer Services	First Lien Debt	SOFR + 5.00%	6/17/2031	758	748	748
Excel Fitness Holdings, Inc. 1901 West Braker Lane, Austin, TX 78758	Leisure Products & Services	First Lien Debt	SOFR + 5.25%	4/29/2029	4,094	4,024	4,000
Excel Fitness Holdings, Inc. 1901 West Braker Lane, Austin, TX 78758	Leisure Products & Services	First Lien Debt	SOFR + 5.50%	4/29/2029	2,441	2,361	2,396
Excelitas Technologies Corp. 200 West Street 4th Floor East, Waltham, MA 2451	Capital Equipment	First Lien Debt	SOFR + 5.25%	8/12/2029	6,552	6,462	6,482
Excelitas Technologies Corp. 200 West Street 4th Floor East, Waltham, MA 2451	Capital Equipment	First Lien Debt	EURIBOR + 5.25%	8/12/2029	1,172	1,184	1,252
FPG Intermediate Holdco, LLC 4901 Vineland Road Suite 300, Orlando, FL 32811	Consumer Services	First Lien Debt	SOFR + 2.75%, 4.00% PIK	3/5/2027	37	36	34
GB Vino Parent, L.P. 50 Technology Court, Napa, CA 94558	Beverage & Food	Equity Investments			—	—	—	0.00%

Name and Address	Industry	Type	Interest Rate	Maturity Date	Par/ Principal Amount	Amortized Cost(1)	Fair Value	% of Class Held
Guidehouse LLP 1676 International Drive Suite 800, McLean, VA 22102	Sovereign & Public Finance	First Lien Debt	SOFR + 3.75%, 2.00% PIK	12/16/2030	5,985	5,984	6,059
GS AcquisitionCo, Inc. 8529 Six Forks Road, Suite 400, Raleigh, North Carolina 27615	Software	First Lien Debt	SOFR + 5.25%	5/25/2028	4,122	4,108	4,117
Hercules Borrower LLC Visiokatu 1 Tampere Finland 33720	Environmental Industries	First Lien Debt	SOFR + 5.50%	12/14/2026	1	1	1
Hoosier Intermediate, LLC 3500 DePauw Boulevard Suite 3070, Indianapolis, IN 46268	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 5.00%	11/15/2028	4	4	4
HS Spa Holdings Inc. 1210 Northbrook Drive Suite 150, Trevose, PA 19053	Consumer Services	First Lien Debt	SOFR + 5.25%	6/2/2029	876	862	877
HS Spa Holdings Inc. 1210 Northbrook Drive Suite 150, Trevose, PA 19053	Consumer Services	First Lien Debt	SOFR + 5.25%	6/2/2029	—	(1)	—
Icefall Parent, Inc. 30 Braintree Hill Office Park, Suite 101, Braintree, MA 02184	Software	First Lien Debt	SOFR + 6.50%	1/26/2030	2,604	2,550	2,570
IQN Holding Corp. 12724 Gran Bay Parkway West Suite 200, Jacksonville, FL 32258	Business Services	First Lien Debt	SOFR + 5.25%	5/2/2029	3,082	3,056	3,082
iRobot Corporation 8 Crosby Drive, Bedford, Massachusetts 01730	Consumer Goods: Durable	First Lien Debt	SOFR + 6.50%, 2.50% PIK	7/31/2026	4,348	4,348	4,163
Jeg’s Automotive, LLC 101 Jegs Place, Delaware, OH 43015	Auto Aftermarket & Services	First Lien Debt	SOFR + 6.00%	12/22/2027	4	4	2
Kaseya, Inc. 701 Brickell Avenue Suite 400, Miami, FL 33131	High Tech Industries	First Lien Debt	SOFR + 5.50%	6/23/2029	1,647	1,559	1,647
LVF Holdings, Inc. P.O. Box 98 1600 Gressel Drive, Delphos, OH 45833	Beverage & Food	First Lien Debt	SOFR + 5.75%	6/10/2027	19	19	19
Material Holdings, LLC 1900 Avenue of the Stars, Los Angeles, CA 90067	Business Services	First Lien Debt	SOFR + 6.00%	8/19/2027	4	4	4
Material Holdings, LLC 1900 Avenue of the Stars, Los Angeles, CA 90067	Business Services	First Lien Debt	SOFR + 6.00%	8/19/2027	1	—	—
Maverick Acquisition, Inc. 2600 South Telegraph Road Suite 180, Bloomfield Hills, MI 48302	Aerospace & Defense	First Lien Debt	SOFR + 6.25%	6/1/2027	21	21	18
Medical Manufacturing Technologies, LLC 15105-D John J. Delaney Dr., #20, Charlotte, NC 28227	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 5.75%	12/23/2027	1,879	1,843	1,856
NearU Holdings LLC 5217 Raeford Road Suite 103, Fayetville, NC 28304	Consumer Services	Equity Investments			5	494	133	0.89%
NEFCO Holding Company LLC 411 Burnham Street, East Hartford, CT 6108	Construction & Building	First Lien Debt	SOFR + 6.50%	8/5/2028	7,137	7,026	7,137
NEFCO Holding Company LLC 411 Burnham Street, East Hartford, CT 6108	Construction & Building	First Lien Debt	SOFR + 6.50%	8/5/2028	2,845	2,765	2,924
NEFCO Holding Company LLC 411 Burnham Street, East Hartford, CT 6108	Construction & Building	Equity Investments			—	152	152	0.00%

Name and Address	Industry	Type	Interest Rate	Maturity Date	Par/ Principal Amount	Amortized Cost(1)	Fair Value	% of Class Held
North Haven Fairway Buyer, LLC 10401 Colonel Glenn Rd, Little Rock, AR 72204	Consumer Services	First Lien Debt	SOFR + 6.50%	5/17/2028	15,817	15,595	15,975
North Haven Stallone Buyer, LLC 290 Hansen Access Road, King of Prussia, PA 19406	Consumer Services	First Lien Debt	SOFR + 5.75%	5/24/2027	198	195	195
North Haven Stallone Buyer, LLC 290 Hansen Access Road, King of Prussia, PA 19406	Consumer Services	First Lien Debt	SOFR + 6.00%	5/24/2027	3,410	3,315	3,358
Oak Purchaser, Inc. 3520 Green Court Suite 250, Ann Arbor, MI 48105	Business Services	First Lien Debt	SOFR + 5.50%	4/28/2028	6,725	6,676	6,607
Oak Purchaser, Inc. 3520 Green Court Suite 250, Ann Arbor, MI 48105	Business Services	First Lien Debt	SOFR + 5.50%	4/28/2028	758	719	719
Oranje Holdco, Inc. 33 North Garden Avenue Suite 1200, Clearwater, FL 33755	Business Services	First Lien Debt	SOFR + 7.50%	2/1/2029	8,052	7,866	8,144
Oranje Holdco, Inc. 33 North Garden Avenue Suite 1200, Clearwater, FL 33755	Business Services	First Lien Debt	SOFR + 7.25%	2/1/2029	3,374	3,307	3,306
Park County Holdings, LLC 2381 Rosecrans Avenue, Suite 350, El Segundo, California 90245	Media: Advertising, Printing & Publishing	First Lien Debt	SOFR + 7.28%	11/29/2029	11,503	11,284	11,388
Pascal Ultimate Holdings, L.P Post Office Box 373, Michigan City, IN 46360	Capital Equipment	Equity Investments			—	—	—	0.00%
PDI TA Holdings, Inc 11675 Rainwater Dr, Alpharetta, GA 30009	Software	First Lien Debt	SOFR + 5.25%	2/1/2031	5,493	5,423	5,423
Pestco Intermediate, LLC 7676 Forsythe Blvd, Suite 2700, St. Louis, MO 63105	Environmental Industries	First Lien Debt	SOFR + 6.00%	2/17/2028	6,023	5,840	6,135
PF Atlantic Holdco 2, LLC 9 Grand Avenue, Toms River, NJ 8735	Leisure Products & Services	First Lien Debt	SOFR + 5.50%	11/12/2027	5	4	5
PF Atlantic Holdco 2, LLC 9 Grand Avenue, Toms River, NJ 8735	Leisure Products & Services	First Lien Debt	SOFR + 6.00%	11/12/2027	318	257	346
Profile Holdings I, LP 6470 East Johns Crossing Suite 430, Johns Creek, GA 30097	Chemicals, Plastics & Rubber	Equity Investments			—	—	—	0.00%
Project Castle, Inc. 131 Griffin Way, Mount Washington, KY 40047	Capital Equipment	First Lien Debt	SOFR + 5.50%	6/1/2029	983	901	874
Pushpay USA Inc. 18300 Redmond Way, Suite 300, Redmond, Washington 98052	Diversified Financial Services	First Lien Debt	SOFR + 6.75%	5/10/2030	11,947	11,606	12,001
PXO Holdings I Corp. 6470 East Johns Crossing Suite 430, Johns Creek, GA 30097	Chemicals, Plastics & Rubber	First Lien Debt	SOFR + 5.50%	3/8/2028	4	4	4
QNNECT, LLC Eight Neshaminy Interplex Suite 221, Trevose, PA 19053	Aerospace & Defense	First Lien Debt	SOFR + 6.75%	11/2/2029	5,275	5,113	5,407
Quantic Electronics, LLC 72 Boyd Avenue, East Providence, RI 2914	Aerospace & Defense	First Lien Debt	SOFR + 6.25%	3/1/2027	7	7	7
Radwell Parent, LLC 1 Millennium Drive, Willingboro, NJ 8046	Wholesale	First Lien Debt	SOFR + 5.50%	4/1/2029	13,988	13,631	14,038

Name and Address	Industry	Type	Interest Rate	Maturity Date	Par/ Principal Amount	Amortized Cost(1)	Fair Value	% of Class Held
RSC Acquisition, Inc. 160 Federal Street 4th Floor, Boston, MA 2110	Diversified Financial Services	First Lien Debt	SOFR + 5.50%	11/1/2029	10,176	10,112	9,972
SCP Eye Care HoldCo, LLC 5775 Glenridge Dr, Building B (Suite 500), Atlanta, GA 30328	Healthcare & Pharmaceuticals	First Lien Debt	SOFR + 5.50%	10/7/2029	9,073	8,791	8,963
Smarsh Inc. 851 Southwest 6th Avenue Suite 800, Portland, OR 97204	Software	First Lien Debt	SOFR + 5.75%	2/18/2029	1	1	1
Spotless Brands, LLC 6 E. Eager Street, Baltimore, MA 21202	Consumer Services	First Lien Debt	SOFR + 6.50%	7/25/2028	14,108	13,895	14,252
Summit Acquisition, Inc. 11452 El Camino Real Suite 250, San Diego, CA 92130	Diversified Financial Services	First Lien Debt	SOFR + 6.75%	5/1/2030	4,444	4,287	4,564
Summit K2 Midco, Inc. 11452 El Camino Real Suite 250, San Diego, CA 92130	Diversified Financial Services	Equity Investments			91	91	127	0.01%
Talon MidCo 1 Limited 10 Summer Street, Boston, MA 2110	Software	Equity Investments			136	194	222	0.04%
Trader Corporation (Canada)(2) 405 The West Mall Suite 110 Etobicoke Canada ON M9C 5J1	Auto Aftermarket & Services	First Lien Debt	CORRA + 5.50%	12/22/2028	16,762	12,070	12,516
Tufin Software North America, Inc. 10 Summer Street, Boston, MA 2110	Software	First Lien Debt	SOFR + 7.69%	8/17/2028	7,518	7,405	7,474
TW LRW Holdings, LLC 1900 Avenue of the Stars, Los Angeles, CA 90067	Business Services	Equity Investments			—	—	—	0.00%
United Flow Technologies Intermediate Holdco II, LLC 6440 Oak Canyon, Suite 150, Irvine, CA 92618	Environmental Industries	First Lien Debt	SOFR + 5.25%	6/21/2031	3,030	2,955	2,955
USALCO, LLC 2601 Cannery Avenue, Baltimore, MD 21226	Chemicals, Plastics & Rubber	First Lien Debt	SOFR + 6.00%	10/19/2027	5	5	5
USR Parent Inc. 500 Staples Drive, Framingham, MA 1702	Retail	First Lien Debt	SOFR + 7.60%	4/25/2027	3,556	3,533	3,550
Vensure Employee Services, Inc. 1475 S Price Road, Chandler, Arizona 85286	Business Services	First Lien Debt	SOFR + 5.25%	3/26/2027	1,688	1,657	1,679
Wineshipping.com LLC 50 Technology Court, Napa, CA 94558	Beverage & Food	First Lien Debt	SOFR + 5.75%	10/29/2027	4	4	3
Yellowstone Buyer Acquisition, LLC 121 Landmark Drive, Greensboro, NC 27409	Consumer Goods: Durable	First Lien Debt	SOFR + 5.75%	9/13/2027	2	2	2
TOTAL INVESTMENTS						364,292	368,541

(1)

Amortized cost represents original cost, including origination fees, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method. All amounts shown are in thousands, unless otherwise disclosed.

(2)

CSL III has determined the indicated investments are non-qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, CSL III may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of CSL III’s total assets.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF CSL III

The following table sets forth, as of August 31, 2024, the beneficial ownership information of each current trustee of CSL III, as well as CSL III’s executive officers, each person known to it to beneficially own 5% or more of the outstanding CSL III Common Shares, and the executive officers and trustees as a group. Percentage of beneficial ownership is based on 11,710,034 CSL III Common Shares outstanding as of August 31, 2024.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Based upon the absence of filings with the SEC by persons reporting beneficial ownership of 5% or more of the CSL III Common Shares, CSL III believes there are no such persons.

Unless otherwise indicated, CSL III believes that each beneficial owner set forth in the table below has sole voting and investment power over the shares beneficially owned by such beneficial owner. The trustees are divided into two groups — Interested Trustee and Independent Trustees. The address of all executive officers and trustees is c/o Carlyle Secured Lending III, One Vanderbilt Avenue, Suite 3400, New York, NY 10017.

Name of Individual or Identity of Group	Number of CSL III Common Shares of Beneficial Interest Beneficially Owned(1)	Percent of Common Shares of Beneficial Interest Beneficially Owned(1)
Trustees and Executive Officers:
Interested Trustees
Linda Pace	9,544	0.08%
Justin Plouffe	3,818	0.03%
Mark Jenkins	19,088	0.16%
Independent Trustees
Nigel D.T. Andrews	—	—
Leslie E. Bradford	—	—
John G. Nestor	—	—
William H. Wright II	—	—
Executive Officers Who Are Not Trustees
Thomas M. Hennigan	4,376	0.04%
Nelson Joseph	—	—
Joshua Lefkowitz	—	—
Michael Hadley	7,658	0.07%
All Trustees and Executive Officers as a Group (eleven persons)	44,484	0.38%
Five-Percent Shareholders:

(1)

For purposes of this table, a person or group is deemed to have “beneficial ownership” of any common shares of beneficial interest as of a given date which such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days after such date. For purposes of computing the percentage of outstanding common shares of beneficial held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of determining the percentage of shares beneficially owned for such person, but is not deemed to be outstanding for the purpose of computing the percentage of beneficial ownership of any other person (except in the case of trustees and executive officers as a group). Except as otherwise noted, each beneficial owner of more than five percent of CSL III Common Shares and each Trustee and executive officer has sole voting and/or investment power over the shares reported.

The following table sets forth, as of August 31, 2024, the dollar range of CSL III’s equity securities that is beneficially owned by each of the current trustees of CSL III.

Dollar Range of Equity Securities Beneficially Owned in CSL III(1)(2)
Interested Directors
Justin V. Plouffe	$50,001–$100,000
Linda Pace	Over $100,000
Mark Jenkins	Over $100,000
Independent Directors
Nigel D.T. Andrews	None
Leslie E. Bradford	None
John G. Nestor	None
William H. Wright II	None

(1)	The dollar ranges used in the above table are: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, or over $100,000.
(2)	Dollar ranges were determined using the net asset value of $21.28 of CSL III as of June 30, 2024.

DESCRIPTION OF CAPITAL STOCK OF CGBD

The following description summarizes material provisions of the MGCL and CGBD’s charter and bylaws. This summary is not necessarily complete, and CGBD refers you to the MGCL and CGBD’s charter and bylaws for a more detailed description of the provisions summarized below.

CGBD CAPITAL STOCK

CGBD’s authorized stock consists of 200 million shares, par value $0.01 per share, 198 million of which are currently designated as common stock and 2 million of which are currently designated as preferred stock. Two million shares of its preferred stock are further classified as shares of Convertible Preferred Stock, Series A (the “CGBD Preferred Stock”). There are no outstanding options or warrants to purchase CGBD’s Capital Stock. CGBD Common Stock is listed on Nasdaq under the symbol “CGBD.” No stock has been authorized for issuance under any equity compensation plans. Under the MGCL, CGBD Stockholders generally are not personally liable for CGBD’s debts or obligations. Under CGBD’s charter, the CGBD Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the MGCL, CGBD’s charter provides that the CGBD Board, without any action by CGBD Stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that CGBD has authority to issue.

CGBD Common Stock

All shares of CGBD Common Stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of CGBD Common Stock if, as and when authorized by the CGBD Board and declared by CGBD out of assets legally available therefor. Shares of CGBD Common Stock are not subject to any sinking fund and have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

In the event of CGBD’s liquidation, dissolution or winding up, each share of CGBD Common Stock would be entitled to share ratably in all of CGBD’s assets that are legally available for distribution after CGBD pays all debts and other liabilities and subject to any preferential rights of holders of CGBD Preferred Stock, if any CGBD Preferred Stock is outstanding at such time.

Each share of CGBD Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of CGBD Common Stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of CGBD Common Stock can elect all of CGBD’s directors, and holders of less than a majority of such shares will be unable to elect any director.

The following are CGBD’s outstanding classes of capital stock as of August 2, 2024:

Title of Class	Amount Authorized	(1) Amount Held by CGBD or for Our Account	Amount Outstanding Exclusive of Amounts Shown Under (1)
Common Stock	198,000,000	None	50,848,458
Preferred Stock	2,000,000	None	2,000,000

CGBD Preferred Stock

CGBD’s charter authorizes the CGBD Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to the issuance of shares of each class or series, the CGBD Board is required by the MGCL and by its charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Thus, the CGBD Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of CGBD Common Stock or otherwise be in their best interest. The cost of any such reclassification would be borne by CGBD’s existing common stockholders.

However, any issuance of preferred stock must comply with the requirements of the Investment Company Act. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. In addition, the Investment Company Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. CGBD believes that the availability for issuance of preferred stock will provide CGBD with increased flexibility in structuring future financings and acquisitions. CGBD currently has no plans to issue additional preferred stock, but may determine to do so in the future.

As of August 2, 2024, CGBD had issued and outstanding 2,000,000 shares of CGBD Preferred Stock. The CGBD Preferred Stock ranks senior to CGBD Common Stock with respect to the payment of dividends and distribution of assets upon liquidation. The CGBD Preferred Stock has a liquidation preference equal to $25 per share (the “Liquidation Preference”) plus any accumulated but unpaid dividends up to but excluding the date of distribution. Dividends are payable on a quarterly basis in an initial amount equal to 7.00% per annum of the Liquidation Preference per share, payable in cash, or at CGBD’s option, 9.00% per annum of the Liquidation Preference payable in additional shares of CGBD Preferred Stock. After May 5, 2027, the dividend rate will increase annually, in each case by 1.00% per annum.

The CGBD Preferred Stock is convertible, in whole or in part, at the option of the holder of the CGBD Preferred Stock into the number of shares of CGBD Common Stock equal to the Liquidation Preference plus any accumulated but unpaid dividends, divided by an initial conversion price of $9.50, subject to certain adjustments to prevent dilution as set forth in the Articles Supplementary of Convertible Preferred Stock, Series A, dated May 5, 2020 (the “Articles Supplementary”). At any time after May 5, 2023, CGBD, with the approval of the CGBD Board, including a majority of the Independent Directors, will have the option to redeem all of the CGBD Preferred Stock for cash consideration equal to the Liquidation Preference plus any accumulated but unpaid dividends. The holders of the CGBD Preferred Stock will have the right to convert all or a portion of their shares of CGBD Preferred Stock prior to the date fixed for such redemption. At any time after May 5, 2027, the holders of the CGBD Preferred Stock will have the option to require CGBD to redeem any or all of the then-outstanding CGBD Preferred Stock upon ninety days’ notice. The form of consideration used in any such redemption is at the option of the CGBD Board, including a majority of the Independent Directors, and may be cash consideration equal to the Liquidation Preference plus any accumulated but unpaid dividends, or shares of CGBD Common Stock. Holders also have the right to redeem the CGBD Preferred Stock upon a Change in Control (as defined in the Articles Supplementary pursuant to which the CGBD Preferred Stock was designated).

Each holder of CGBD Preferred Stock is entitled to one vote on each matter submitted to a vote of CGBD Stockholders. In addition, for so long as CGBD is subject to the Investment Company Act, the holders of CGBD Preferred Stock, voting separately as a single class, have the right to elect two members of the CGBD Board at all times, and the balance of the directors will be elected by the holders of the CGBD Common Stock and the CGBD Preferred Stock voting together. As required by the Investment Company Act, the CGBD Preferred Stock has certain additional voting rights, as set forth in the Articles Supplementary.

In connection with entry into the Merger Agreement, immediately prior to the Effective Time, upon the terms and subject to the conditions contained in the Preferred Stock Exchange Documents by and between CGBD and CIM, including CGBD Stockholder approval of the Merger Issuance Proposal, all shares of CGBD

Preferred Stock issued and outstanding immediately prior to the Effective Time of the First Merger will be exchanged for such number of shares of the CGBD Common Stock in a transaction exempt from registration under the Securities Act, as is equal to the quotient of (i) the aggregate liquidation preference of the CGBD Preferred Stock and (ii) the Closing CGBD Net Asset Value per share. Any accrued and unpaid dividends of the CGBD Preferred Stock thereon to the date of exchange, whether or not declared, will be paid to the holders of record in cash immediately prior to the Preferred Stock Exchange.

At the closing of the Mergers, CGBD and CIM, as the holder of record of the CGBD Preferred Stock, will enter into a Lock-Up Agreement, pursuant to which, during the specified restricted period, CIM may not Transfer its shares of the CGBD Common Stock resulting from the Preferred Stock Exchange unless the CGBD Board consents to such Transfer and such Transfer is made in accordance with applicable securities and other laws. See “Description of the Merger Agreement — Preferred Stock Exchange and Lock-Up Agreement” in this joint proxy statement/information statement/prospectus for more information.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. CGBD’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by the MGCL, subject to the requirements of the Investment Company Act.

CGBD’s charter authorizes CGBD, to the maximum extent permitted by the MGCL and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer of the corporation or any individual who, while serving as CGBD’s director or officer and at CGBD’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. CGBD’s bylaws obligate CGBD, to the maximum extent permitted by the MGCL and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while serving as CGBD’s director or officer and at CGBD’s request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding without requiring a preliminary determination of his or her ultimate entitlement to indemnification. CGBD’s charter and bylaws also permit CGBD to indemnify and advance expenses to any person who served a predecessor of CGBD in any of the capacities described above and any of CGBD’s employees or agents or any employees or agents of CGBD’s predecessor. In accordance with the Investment Company Act, CGBD will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The MGCL requires a corporation (unless its charter provides otherwise, which CGBD’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

CGBD has entered into indemnification agreements with CGBD’s directors and executive officers that will provide the maximum indemnification permitted under the MGCL and the Investment Company Act.

Certain Provisions of the MGCL and CGBD’s Charter and Bylaws

The MGCL and CGBD’s charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire CGBD by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of CGBD to negotiate first with the CGBD Board. CGBD believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

The CGBD Board is divided into three classes of directors serving staggered three-year terms with their respective terms expiring at the successive annual meetings of stockholders, and in each case, the directors will serve until their successors are duly elected and qualify. Each year, one class of directors will be elected by the stockholders. A classified board may render a change in control of CGBD or removal of its incumbent management more difficult. CGBD believes, however, that the longer time required to elect a majority of the CGBD Board will help to ensure the continuity and stability of CGBD’s management and policies.

Election of Directors

As permitted by CGBD’s charter, CGBD’s bylaws provide that a plurality of the votes cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to CGBD’s charter and bylaws, the CGBD Board may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

CGBD’s charter provides that the number of directors will be increased or decreased only by the CGBD Board in accordance with CGBD’s bylaws. CGBD’s bylaws provide that a majority of CGBD’s Board may at any time increase or decrease the number of directors. However, the number of directors may never be less than one nor more than twelve unless CGBD’s bylaws are amended in which case CGBD may have more than twelve directors but never less than one. CGBD’s charter provides that, except as may be provided by the CGBD Board in setting the terms of any class or series of CGBD Preferred Stock, any and all vacancies on the CGBD Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies, subject to any applicable requirements of the Investment Company Act.

CGBD’s charter provides that a director may be removed only for cause, as defined in CGBD’s charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which CGBD’s charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of CGBD’s bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

CGBD’s bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the CGBD Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to CGBD’s notice of the meeting, (2) by or at the direction of the CGBD Board or (3) by a stockholder who is a stockholder of record both at the time of giving notice, as provided by the bylaws, and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice procedures of CGBD’s bylaws. With respect to special meetings of stockholders, only the business specified in CGBD’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the CGBD Board at a special meeting may be made only (1) by the CGBD Board or (2) provided that the CGBD Board has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record both at the time of giving notice, as provided by the bylaws, and at the time of the special meeting and who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give CGBD advance notice of nominations and other business is to afford the CGBD Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the CGBD Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although CGBD’s bylaws do not give the CGBD Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to CGBD and the CGBD Stockholders.

Calling of Special Meetings of Stockholders

CGBD’s bylaws provide that special meetings of stockholders may be called by a majority of the CGBD Board, the Chair of the CGBD Board and certain of CGBD’s officers. Additionally, CGBD’s bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange, convert or engage in similar transactions outside the ordinary course of business, unless advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. CGBD’s charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. CGBD’s charter also provides that the following matters require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast: (i) certain charter amendments; (ii) any proposal for CGBD’s conversion, whether by merger or otherwise, from a closed-end company to an open-end company; (iii) any proposal for CGBD’s liquidation or dissolution; or (iv) any proposal regarding a merger, consolidation, share exchange or sale or exchange of all or substantially all of CGBD’s assets that the MGCL requires to be approved by the CGBD Stockholders. However, if such amendment or proposal is approved by a majority of CGBD’s continuing directors (in addition to approval by the CGBD Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in CGBD’s charter as (1) CGBD’s current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of CGBD’s current directors then on the CGBD Board or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

CGBD’s charter and bylaws provide that the CGBD Board will have the exclusive power to make, alter, amend or repeal any provision of CGBD’s bylaws.

No Appraisal Rights

As permitted by the MGCL, CGBD’s charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the CGBD Board shall determine such rights apply.

Control Share Acquisitions

The MGCL, pursuant to the Maryland Control Share Acquisition Act (“Control Share Act”), provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of their increasing ranges of voting power. The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

CGBD’s bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of CGBD’s shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, CGBD will amend CGBD’s bylaws to be subject to the Control Share Act only if the CGBD Board determines that it would be in CGBD’s best interests and if the SEC staff does not object to CGBD’s determination that CGBD’s being subject to the Control Share Act does not conflict with the Investment Company Act.

Business Combinations

Under the MGCL, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the CGBD Board approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the CGBD Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the CGBD Board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the CGBD Board of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under the MGCL, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the CGBD Board before the time that the interested stockholder becomes an interested stockholder. The CGBD Board has adopted a resolution that any business combination between CGBD and any other person is exempted from the provisions of the Maryland Business Combination Act (“MBCA”), provided that the business combination is first approved by the CGBD Board, including a majority of the directors who are not interested persons (as defined in the Investment Company Act). This resolution may be altered or repealed in whole or in part at any time; however, the CGBD Board will adopt resolutions so as to make CGBD subject to the provisions of the MBCA only if the CGBD Board determines that it would be in CGBD’s best interests and if the SEC staff does not object to CGBD’s determination that CGBD’s being subject to the MBCA does not conflict with the Investment Company Act. If this resolution is repealed, or the CGBD Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of CGBD and increase the difficulty of consummating any offer.

Conflict with Investment Company Act

CGBD’s bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Act (if CGBD amends CGBD’s bylaws to be subject to such Act) and the MBCA, or any provision of CGBD’s charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

Exclusive Forum

CGBD’s charter and bylaws provide that, to the fullest extent permitted by law, unless CGBD consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of CGBD, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of CGBD to the CGBD or the CGBD Stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL, the charter or bylaws or the securities, antifraud, unfair trade practices or similar laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a federal or state court located in the State of Delaware, provided that to the extent the appropriate court located in the State of Delaware determines that it does not have jurisdiction over such action, then the sole and exclusive forum shall be any federal or state court located in the State of Maryland. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of CGBD shall be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by U.S. mail addressed to the stockholder at the stockholder’s address as it appears on the records of CGBD, with postage thereon prepaid.

DESCRIPTION OF CAPITAL STOCK OF CSL III

The following description summarizes material provisions of the DSTA and CSL III’s Third Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration of Trust”) and CSL III’s bylaws. This summary is not necessarily complete, and CSL III refers you to the DSTA, CSL III’s Declaration of Trust and CSL III’s bylaws for a more detailed description of the provisions summarized below.

Shares of Beneficial Interest

The terms of CSL III’s Declaration of Trust authorize an unlimited number of shares of beneficial interests, par value $0.001 per share, which may be issued in different classes and/or series, including preferred shares. CSL III refers to shares of beneficial interests that are not designated by the CSL III Board as preferred shares as “CSL III Common Shares” or “Shares.” There are no outstanding options or warrants to purchase CSL III Common Shares. No Shares have been authorized for issuance under any equity compensation plans. Under CSL III’s Declaration of Trust, the CSL III Shareholders generally are not personally liable for CSL III’s debts or obligations, and shareholders have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under Delaware General Corporation Law.

Common Shares

Under the terms of CSL III’s Declaration of Trust, shareholders are entitled to one vote for each whole CSL III Common Share held and a proportionate fractional vote for each fractional CSL III Common Share held on all matters on which they are entitled to vote and do not have cumulative voting rights. In the event that CSL III is required to hold an election of the trustees, subject to the rights of any outstanding preferred shares, CSL III’s trustees will be elected by a plurality of votes cast by shareholders entitled to vote in such election at a meeting at which a quorum is present. With respect to all other matters, subject to any provision of applicable law, CSL III’s Declaration of Trust or a resolution of the trustees specifying a greater or a lesser vote requirement for the transaction of any item of business at any meeting of shareholders, (i) the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the subject matter at a meeting duly called and at which a quorum is present shall be the act of the shareholders with respect to such matter, and (ii) where a separate vote of one or more classes or series of shares is required on any matter, the affirmative vote of a majority of the shares of such class or series of shares present in person or represented by proxy at a meeting duly called at which a quorum is present shall be the act of the shareholders of such class or series with respect to such matter.

Holders of CSL III Common Shares are entitled to receive proportionately any dividends declared by the CSL III Board, subject to any preferential dividend rights of outstanding preferred shares. Upon CSL III’s liquidation, dissolution or winding up, the shareholders will be entitled to receive ratably CSL III’s net assets available after the payment of all debts and other liabilities and will be subject to the prior rights of any outstanding preferred shares. Shareholders have no redemption or preemptive rights. The rights, preferences and privileges of shareholders are subject to the rights of the holders of any series of preferred shares that CSL III may designate and issue in the future.

There is currently no market for the CSL III Common Shares, and there can be no assurance that a market for the CSL III Common Shares will develop in the future.

Preferred Shares

Under the terms of CSL III’s Declaration of Trust, the CSL III Board is authorized to issue preferred shares in one or more series without shareholder approval. Prior to the issuance of preferred shares of each series, the CSL III Board is required by the Declaration of Trust to set the terms, rights, preferences, privileges, limitations and restrictions for each series. The Investment Company Act limits CSL III’s flexibility as certain rights and preferences of the preferred shares require, among other things: (i) immediately after issuance and before any distribution is made with respect to CSL III Common Shares, CSL III must meet a coverage ratio of total assets to total senior securities, which include all of CSL III’s borrowings and, if any are issued, preferred shares, of at least 150%; and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two trustees at all times and to elect a majority of the trustees if and for so long as dividends on the preferred shares are unpaid in an amount equal to two full years of dividends on the preferred shares.

Transfer and Resale Restrictions

Prior to a Liquidity Event, shareholders may not transfer any shares unless (i) CSL III provides consent and (ii) the transfer is made in accordance with applicable securities laws. No transfer will be effected except by registration of the transfer on the CSL III’s books. Each transferee must agree to be bound by these restrictions and all other obligations as a CSL III Shareholder.

Power of Attorney

Pursuant to the subscription agreement, each shareholder and each person who acquires CSL III Common Shares from a shareholder grants to CSL III a power of attorney to, among other things, execute and file documents required for CSL III’s qualification or continuance.

Certain Provisions of the DSTA and CSL III’s Declaration of Trust and Bylaws

Organization and Duration

On February 8, 2021, CSL III was formed as a statutory trust under the laws of the State of Delaware. CSL III will remain in existence until dissolved in accordance with CSL III’s Declaration of Trust or pursuant to the DSTA.

Purpose

Under the Declaration of Trust, CSL III is permitted to engage in any lawful act or activity and to exercise any powers permitted to a statutory trust organized under the DSTA as now or hereafter in force, including conducting, operating and carrying on the business of a BDC within the meaning of the Investment Company Act.

Election of Trustees

In the event CSL III is required to hold an election of trustees, CSL III’s Declaration of Trust provides that CSL III’s trustees will be elected by a plurality of votes cast by shareholders entitled to vote in such election at a meeting at which a quorum is present.

Number of Trustees; Vacancies; Removal

CSL III’s Declaration of Trust provides that the number of trustees will be determined by a written instrument signed by a majority of the CSL III Board then in office. However, the number of trustees may never be less than two nor more than fifteen. Except as may be provided by the CSL III Board in setting the terms of any class or series of shares, any and all vacancies on the CSL III Board may be filled only by a written instrument signed by a majority of the trustees then in office.

CSL III’s Declaration of Trust provides that a trustee may be removed only for cause, as defined in CSL III’s Declaration of Trust, and then only by action taken by a majority of the remaining trustees (or in the case of the removal of an independent trustee, a majority of the remaining independent trustees), followed by a vote of the holders of at least fifty-one percent (51%) of the shares then entitled to vote in an election of such trustee.

Delaware Trustee

CSL III has appointed Wilmington Trust, National Association, a third party unaffiliated with the CSL III Advisor, to serve as CSL III’s sole trustee in the State of Delaware (the “Delaware Trustee”). The Delaware Trustee does not constitute a “trustee” as such term is used in CSL III’s Declaration of Trust. The rights and obligations of the Delaware Trustee are governed by the provisions of the DSTA and by CSL III’s Declaration of Trust. Under CSL III’s Declaration of Trust, the Delaware Trustee’s duties are limited to (i) accepting legal process served on CSL III in Delaware and (ii) execution of any certificates required to be filed with the Delaware Secretary of State that the Delaware Trustee is required to execute under Section 3811 of the DSTA. The Delaware Trustee does not participate in any decisions relating to, or possess any authority independently to manage or control, the business and affairs of CSL III.

Under CSL III’s Declaration of Trust, CSL III will indemnify the Delaware Trustee and any of its officers, directors, employees and agents (each, a “Delaware Trustee indemnitee”) against any liabilities and expenses to the extent such liabilities and expenses are with respect to the performance of any duties of the Delaware Trustee contemplated by CSL III’s Declaration of Trust, the creation, operation or termination of CSL III or the transactions contemplated by CSL III’s Declaration of Trust, except for any such liabilities and expenses that are a result of the bad faith, willful misconduct, gross negligence or reckless disregard for its duties by such Delaware Trustee indemnitee. Under CSL III’s Declaration of Trust, to the fullest extent permitted by law, expenses to be incurred by a Delaware Trustee indemnitee will be advanced by or on behalf of CSL III if certain conditions are satisfied.

Action by Shareholders

Shareholders have only the voting rights as required by the Investment Company Act or as otherwise provided for in the Declaration of Trust. Under the Declaration of Trust, CSL III is not be required to hold annual meetings of shareholders. Special meetings of shareholders may be called at any time by the CSL III Board or the Chief Executive Officer. Special meetings will be limited to the purposes for any such special meeting set forth in CSL III’s notice thereof. In addition, shareholders may request the CSL III Board to call a vote of shareholders to act on a matter on which such shareholders are entitled to vote, subject to certain procedural requirements set forth in the Declaration of Trust, including, among others, that the request of shareholders is signed by shareholders of record as of the applicable record date holding in the aggregate at least fifty-one percent (51%) of the outstanding shares or class or series of shares having voting rights on such matter. Upon receipt of such shareholder request and subject to such shareholder’s compliance with the applicable procedural requirements set forth in the Declaration of Trust, the CSL III Board will call a vote of shareholders to act on such matters set forth in such request, which may be taken, subject to the sole discretion of the CSL III Board, either at a special meeting of shareholders or by solicitation of written consent of shareholders. These provisions will have the effect of significantly reducing the ability of shareholders being able to have proposals considered at a meeting of shareholders.

Under CSL III’s Declaration of Trust, nominations of persons for election to the CSL III Board at a special meeting may be made only (1) pursuant to CSL III’s notice of the meeting or (2) by the CSL III Board.

Amendment of the Declaration of Trust; No Approval by Shareholders

The trustees may, without shareholder vote, amend or otherwise supplement the Declaration of Trust by making an amendment thereto or executing an amended and restated Declaration of Trust. Shareholders shall only have the right to vote on any amendment: (i) which would affect their right to vote granted in the Declaration of Trust; (ii) to the amendment provision of the Declaration of Trust; (iii) that would adversely affect the powers, preferences or special rights of the CSL III Common Shares as determined by the CSL III Board in good faith; and (iv) submitted to them by the trustees. In addition, the CSL III Board shall have the authority to amend the Declaration of Trust, in its sole discretion, without a shareholder vote in connection with a Liquidity

Event without regard to (i), (ii) and (iii) above, including without limitation, to classify the CSL III Board, to implement annual meetings of shareholders, to impose advance notice provisions for trustee nominations or for shareholder proposals, to require super-majority approval for certain types of transactions or otherwise add or eliminate provisions that may be deemed adverse to shareholders. Such provisions, if adopted, could make it more difficult for a potential acquiror to acquire CSL III by means of a tender offer, proxy contest or otherwise, and are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of CSL III to negotiate first with CSL III Board. CSL III believes that the benefits of these provisions could outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. A proposed amendment to the Declaration of Trust requires the affirmative vote of a majority of the CSL III Board for adoption.

Merger, Division, Conversion, Sale or Other Disposition of Assets

The CSL III Board may, without the approval of holders of outstanding CSL III Common Shares, cause CSL III to, among other things, sell, exchange or otherwise dispose of all or substantially all of CSL III’s assets in a single transaction or a series of related transactions, or approve on CSL III’s behalf the sale, exchange or other disposition of all or substantially all of CSL III’s assets. The CSL III Board also may, without the approval of holders of outstanding CSL III Common Shares, cause and approve a merger, division, conversion or other reorganization of CSL III. The CSL III Board may also cause the sale of all or substantially all of CSL III’s assets without shareholder approval. Shareholders are not entitled to dissenters’ or appraisal rights or similar rights under the Declaration of Trust or applicable Delaware law in the event of a merger, division, conversion or consolidation, a sale of all or substantially all of CSL III’s assets or any other similar transaction or event. Notwithstanding the foregoing, shareholders will be given an opportunity to vote on such a transaction if required by the Investment Company Act or, if after an Exchange Listing, the applicable stock exchange rules.

Derivative Actions

No person, other than a trustee, who is not a holder of CSL III Common Shares shall be entitled to bring any derivative action, suit or other proceeding on behalf of CSL III. Except for claims asserted under the U.S. federal securities laws including, without limitation, the Investment Company Act, no shareholder may maintain a derivative action on behalf of CSL III unless holders of at least ten percent (10%) of the outstanding CSL III Common Shares join in the bringing of such action.

In addition to the requirements set forth in Section 3816 of the DSTA, a holder or holders of CSL III Common Shares may bring a derivative action on behalf of CSL III only if the following conditions are met: (i) such shareholder or shareholders must make a pre-suit demand upon the CSL III Board to bring the subject action unless an effort to cause the CSL III Board to bring such an action is not likely to succeed; and a demand on the CSL III Board shall only be deemed not likely to succeed and therefore excused if a majority of the CSL III Board, or a majority of any committee established to consider the merits of such action, is composed of board of trustees who are not “independent trustees” (as that term is defined in the DSTA); and (ii) unless a demand is not required under clause (i) above, the CSL III Board must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the CSL III Board shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by such shareholder or shareholders making such request to reimburse CSL III for the expense of any such advisors in the event that the CSL III Board determine not to bring such action. For purposes of this paragraph, the CSL III Board may designate a committee of one or more trustees to consider a shareholder demand.

No Appraisal Rights

CSL III’s Declaration of Trust provides that CSL III Common Shares shall not entitle the holder to appraisal rights (except as specified by CSL III’s trustees when creating the shares, as may be the case in creating preferred shares).

Exclusive Delaware Jurisdiction

CSL III’s Declaration of Trust provides that, to the fullest extent permitted by law, including Section 3804(e) of the DSTA, any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to CSL III, the DSTA or the Declaration of Trust shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

CSL III’s Declaration of Trust provides that, to the maximum extent permitted by the DTSA in effect from time to time, no trustee or officer of CSL III will be subject in such capacity to any personal liability whatsoever to any person, save only liability to CSL III or its shareholders arising from bad faith, willful misconduct, gross negligence or reckless disregard of his or her duty to such person.

CSL III’s Declaration of Trust further provides that, to the maximum extent permitted by the DTSA in effect from time to time, CSL III will indemnify each person who at any time serves as a trustee or officer of CSL III (each, an “indemnitee”) against any liabilities and expenses in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting in any capacity set forth in CSL III’s Declaration of Trust by reason of his or her having acted in any such capacity, except with respect to any matter as to which he or she shall not have acted in good faith in the reasonable belief that his or her action was in the best interest of CSL III or, in the case of any criminal proceeding, as to which he or she shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified against any liability to any person or any expense of such indemnitee arising by reason of, willful misconduct, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her position.

Under CSL III’s Declaration of Trust, CSL III will make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought under CSL III’s Declaration of Trust if certain conditions are satisfied. However, any such indemnification or payment or reimbursement of expenses will be subject to the applicable requirements of the Investment Company Act.

So long as CSL III is regulated under the Investment Company Act, the above limitation of liability and indemnification is limited by the Investment Company Act or by any valid rule, regulation or order of the SEC thereunder. The Investment Company Act provides, among other things, that a company may not indemnify any trustee or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Conflict with Law or Regulation

CSL III’s Declaration of Trust provides that, if and to the extent that any provision of CSL III’s Declaration of Trust conflicts with any provision of the Investment Company Act, the regulated investment company provisions of the Code or other applicable laws and regulations, the applicable provision of the Investment Company Act, the Code and other applicable laws and regulations, as applicable, will control. CSL III’s bylaws provide the same with respect to provisions of CSL III’s bylaws.

DIVIDEND REINVESTMENT PLAN OF CGBD

CGBD has an “opt out” dividend reinvestment plan that provides for reinvestment of its dividends and other distributions on behalf of CGBD Stockholders, other than those stockholders who have “opted out” of the plan. Under the plan, if the CGBD Board authorizes, and CGBD declares, a cash dividend or distribution, CGBD Stockholders who have not elected to “opt out” of its dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares of CGBD Common Stock, rather than receiving cash.

Each registered stockholder may elect to have such stockholder’s dividends and distributions distributed in cash rather than participate in the plan.

For any registered stockholder that does not so elect, distributions on such stockholder’s shares will be reinvested by State Street Bank and Trust Company, CGBD’s plan administrator, in additional shares. The number of shares to be issued to the stockholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes. The plan administrator will maintain all participants’ accounts in the plan and furnish written confirmation of all transactions in the accounts. Shares in the account of each participant will be held by the plan administrator on behalf of the participant in book entry form in the plan administrator’s name or the plan administrator’s nominee. Those stockholders whose shares are held through a broker or other nominee may receive cash distributions by notifying their broker or nominee of their election. CGBD intends to continue to pay quarterly distributions to CGBD Stockholders out of assets legally available for distribution. Future quarterly distributions, if any, will be determined by the CGBD Board. All future distributions will be subject to lawfully available funds therefor, and no assurance can be given that CGBD will be able to declare such distributions in future periods.

CGBD intends to use primarily newly issued shares to implement the plan so long as the market value per share is equal to or greater than the NAV per share on the relevant valuation date. If the market value per share is less than the NAV per share on the relevant valuation date, the plan administrator would implement the plan through the purchase of common stock on behalf of participants in the open market, unless CGBD instructs the plan administrator otherwise. If CGBD is implementing the plan through the issuance of newly issued shares, the number of shares to be issued to a stockholder would be determined by dividing the total dollar amount of the dividend or distribution payable to such stockholder by the market price per share of CGBD Common Stock on the relevant valuation date. If the plan administrator is purchasing common stock on behalf of participants to implement the plan, the number of shares to be issued to a stockholder would be determined by dividing the total dollar amount of the dividend or distribution payable to such stockholder by the average purchase price per share of all shares of common stock purchased with respect to that dividend or distribution. Market price per share as of any date would be the closing price per share of CGBD Common Stock on the primary exchange on which CGBD Common Stock is traded or, if no sale is reported for such day on such exchange, at the average of the electronically reported bid and asked prices for that day. The number of shares of CGBD Common Stock to be outstanding after giving effect to payment of a dividend or distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of CGBD Stockholders have been tabulated.

The plan administrator’s fees under the plan are paid by CGBD. If a participant elects to sell part or all of his, her or its shares and have the proceeds remitted to the participant, such request must first be submitted to the participant’s broker, who will coordinate with the plan administrator and who may deduct a per share brokerage commission from the proceeds.

Participants may terminate their accounts under the plan by notifying the plan administrator.

Stockholders who receive dividends and distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who receive their dividends and distributions in cash. However, since their cash dividends and distributions will be reinvested in CGBD Common Stock, such stockholder will not receive cash with which to pay applicable taxes on reinvested dividends and distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or distribution from CGBD will generally be equal to the cash that would have been received if the stockholder had received the dividend or distribution in cash, unless CGBD issues new shares that are trading at or above NAV, in which case, the stockholder’s basis in the new shares will generally be equal to their fair market value. Any stock received in a dividend or distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

CGBD reserves the right to amend or terminate the plan upon notice in writing to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by CGBD. There is no direct service charge to participants with regard to purchases in the plan; however, CGBD reserves the right to amend the plan to include a service charge payable by the participants. Notice will be sent to participants of any amendments as soon as practicable after such action by CGBD.

All correspondence concerning the plan should be directed to the plan administrator by mail at State Street Corporation, Attention: Plan Administrator, 100 Huntington Ave., Copley Place Tower 2, Floor 3, Mail Code: CPH0255, Boston, MA 02116. Participants who hold their shares through a broker or other nominee should direct correspondence or questions concerning the dividend reinvestment plan to their broker or nominee.

DIVIDEND REINVESTMENT PLAN OF CSL III

CSL III has adopted a dividend reinvestment plan, pursuant to which CSL III will reinvest all cash dividends declared by the CSL III Board on behalf of CSL III Shareholders who do not elect to receive their dividends on CSL III Common Shares in cash. As a result, if CSL III’s Board authorizes, and CSL III declares, a cash dividend or other distribution, then CSL III Shareholders who have not opted out of its dividend reinvestment plan will have their cash distributions automatically reinvested in additional CSL III Common Shares, rather than receiving the cash dividend or other distribution.

CSL III intends to use newly issued shares of beneficial interest to implement the plan. CSL III Common Shares issued under the dividend reinvestment plan will not reduce outstanding capital commitments. The plan may be terminated by the CSL III at any time upon notice in writing mailed to each CSL III Shareholder of record.

COMPARISON OF CGBD STOCKHOLDER AND CSL III SHAREHOLDER RIGHTS

The following is a summary of the material differences between the rights of CGBD Stockholders and CSL III Shareholders. The following discussion is not intended to be complete and is qualified by reference to CGBD’s charter and bylaws, CSL III’s Declaration of Trust and bylaws, the MGCL and the DSTA. Information about the rights of CGBD Stockholders and CSL III Shareholders can be found in CGBD’s charter and bylaws and CSL III’s Declaration of Trust and bylaws. CGBD’s charter and bylaws are incorporated herein by reference to Exhibits (1) and (2) in this joint proxy statement/information statement/prospectus and will be sent to CGBD Stockholders upon request. CSL III’s Declaration of Trust and bylaws are incorporated herein by reference to Exhibits 3.1-3.2 in “Item 15. Exhibits and Financial Statement Schedules — 3. Exhibits required to be filed by Item 601 of Regulation S-K” in Part IV of CSL III’s Annual Report on Form 10-K (File No. 814-01410) for the fiscal year ended December 31, 2023 and will be sent to CSL III Shareholders upon request. See “Where You Can Find More Information.”

CGBD is a Maryland corporation subject to the MGCL. CSL III is a Delaware statutory trust subject to the DSTA.

	Rights of CGBD Stockholders	Rights of CSL III Shareholders
Authorized Stock or Shares

CGBD’s authorized stock consists of 200,000,000 shares, par value $0.01 per share, 198,000,000 of which are currently designated as CGBD Common Stock and 2,000,000 of which are currently designated as CGBD Preferred Stock.

As of August 2, 2024, there were 50,848,458 shares of CGBD Common Stock outstanding and 2,000,000 shares of CGBD Preferred Stock outstanding.

CSL III’s Declaration of Trust authorize an unlimited number of shares of beneficial interests, par value $0.001 per share, which may be issued in different classes and/or series, including preferred shares.

As of August 9, 2024, there were 11,710,034 CSL III Common Shares outstanding and no preferred shares outstanding.

Amendment of Charter or Declaration of Trust

CGBD reserves the right from time to time to make any amendment to its charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding stock. All rights and powers conferred by the charter on stockholders, directors and officers are granted subject to this reservation.

Notwithstanding the foregoing, the affirmative vote of the holders of at 80% of the votes entitled to be cast on the matter, each voting as a separate class, shall be necessary to effect:

(i) any amendment to the charter to make the CGBD Common Stock a “redeemable security” or to convert CGBD, whether by merger or otherwise, from a “closed-end

The trustees may, without a shareholder vote, amend or otherwise supplement the CSL III Declaration of Trust by making an amendment thereto or executing an amended and restated declaration of trust; provided that CSL III Shareholders will have the right to vote: (i) on any amendment which would affect their right to vote granted in the CSL III Declaration of Trust, (ii) on any amendment to Section 11.2(a) (Amendment Procedure), (iii) on any amendment that would adversely affect the powers, preferences or special rights of the CSL III Common Shares as determined by the trustees in good faith and (iv) on any amendment submitted to them by the trustees; provided, further, that the approval of holders of two-thirds (2/3) of the outstanding shares of beneficial interest of CSL III then entitled to vote thereon will be

Rights of CGBD Stockholders	Rights of CSL III Shareholders

company” to an “open-end company” (as such terms are defined in the Investment Company Act);

(ii) the liquidation or dissolution of CGBD and any amendment to the charter to effect any such liquidation or dissolution;

(iii) any amendment to, or any amendment inconsistent with the provisions of, Section 4.1 (Number, Vacancies and Classification of Directors), Section 4.2 (Extraordinary Actions), Section 4.9 (Removal of Directors), Section 6.1 (Amendments Generally) or Section 6.2 (Approval of Certain Extraordinary Actions and Charter Amendments) of CGBD’s charter; or

(iv) any merger, consolidation, share exchange or sale or exchange of all or substantially all of the assets of CGBD that the MGCL requires be approved by the CGBD Stockholder;

provided, however, that, if the Continuing Directors (as defined in CGBD’s charter), by a vote of at least a majority of such Continuing Directors, in addition to approval by the CGBD Board, approve such proposal, transaction or amendment, the affirmative vote of the holders of a majority of the votes entitled to be cast shall be sufficient to approve such proposal, transaction or amendment.

required to effect any amendment of the CSL III Declaration of Trust that would adversely affect the right of the CSL III Shareholders to extend the Term (as defined in the CSL III Declaration of Trust) granted in Section 11.1(a) (Wind Down) as determined by the trustees in good faith.

In connection with a Liquidity Event, the trustees may, in their sole discretion, without the approval or vote of the CSL III Shareholders, amend or supplement the CSL III Declaration of Trust in any manner, including, without limitation, to add a provision described in Section 11.4(d) (Merger, Consolidation, Incorporation), classify the CSL III Board, to permit annual meetings of shareholders, to impose advance notice provisions for trustee nominations or for shareholder proposals, to require super-majority approval for certain types of transactions or otherwise add or eliminate provisions that may be deemed adverse to CSL III Shareholders.

An amendment duly adopted by the requisite vote of the CSL III Board and, if required, followed by the requisite number of CSL III Shareholders entitled to vote as aforesaid, will become effective at the time of such adoption or at such other time as may be designated by the CSL III Board or CSL III Shareholders, as the case may be. A certification signed by a majority of the trustees setting forth an amendment and reciting that it was duly adopted by the trustees and, if required, followed by the requisite number of CSL III Shareholders entitled to vote as aforesaid, or a copy of the CSL III Declaration of Trust, as amended, in recordable form, and executed by a majority of the trustees, will be conclusive evidence of such amendment when lodged among the records of the trust or at such other time designated by the CSL III Board.

	Rights of CGBD Stockholders	Rights of CSL III Shareholders
Amendment of Bylaws by Stockholders or Shareholders	The CGBD Board has the exclusive power, at any time, to adopt, alter or repeal any provision of the bylaws and to make new bylaws.	The CSL III Board has the exclusive authority to adopt and from time to time amend or repeal the bylaws. The trustees will in no event adopt bylaws which are in conflict with the CSL III Declaration of Trust, and any apparent inconsistency shall be construed in favor of the related provisions in the CSL III Declaration of Trust.

Business Combinations with Interested Stockholders or Shareholders	The CGBD Board has adopted a resolution exempting any business combination between CGBD and any other person from the provisions of the MBCA governing business combinations between a Maryland corporation and an interested stockholder, provided that the business combination is first approved by the CGBD Board, including a majority of the Independent Directors. This resolution may be altered or repealed in whole or in part at any time; however, the CGBD Board will adopt resolutions so as to make CGBD subject to the provisions of the MBCA only if the CGBD Board determines that it would be in CGBD’s best interests and if the SEC staff does not object to CGBD’s determination that CGBD’s being subject to the MBCA does not conflict with the Investment Company Act. If this resolution is repealed, or the CGBD Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of CGBD and increase the difficulty of consummating any offer.	The DSTA does not include provisions governing combinations between a Delaware statutory trust and an interested shareholder.

Number of Directors or Trustees	The number of directors constituting the whole CGBD Board may be increased or decreased from time to time by the CGBD Board; provided, however, that (a) the number of directors may not be fewer than one or greater than twelve and (b) no decrease in the number of directors may shorten the term of any incumbent director.	The total number of trustees constituting the entire CSL III Board will be determined by a written instrument signed by a majority of the CSL III Board then in office; provided, however, that (a) the number of trustees may never be fewer than two or greater than fifteen, and (b) no decrease in the number of trustees may shorten the term of any incumbent trustee.

	Rights of CGBD Stockholders	Rights of CSL III Shareholders
Removal of Directors or Trustees	Subject to the rights of holders of one or more classes or series of CGBD Preferred Stock to elect or remove one or more directors, any director, or the entire CGBD Board, may be removed from office at any time only for cause (as defined in the charter) and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.	Any of the trustees may be removed for cause only, and not without cause, and only by action taken by a majority of the remaining trustees (or, in the case of the removal of a trustee that is not an Interested Trustee, a majority of the remaining trustees that are not Interested Trustees), followed by a vote of the holders of at least fifty-one percent (51%) of the shares of beneficial interest of CSL III then entitled to vote in an election of such trustees.

Advance Notice of Director or Trustee Nominations and New Business	To be timely, a CGBD Stockholder’s notice must be delivered to the Secretary of CGBD at the principal executive office of CGBD (a) in the case of an annual meeting, not earlier than the 150th day and not later than 5:00 p.m. Eastern time, on the 120th day prior to the date of the first anniversary of the date of the proxy statement for the previous year’s annual meeting; provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days prior to or later than such anniversary date, notice by the CGBD Stockholder, in order to be timely, must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Eastern Time on the later of (i) the 120th day prior to the date of such annual meeting, as originally convened, and (ii) the 10th day following the day on which such public announcement of the date of such meeting was first made, and (b) in the case of a special meeting of CGBD Stockholders called for the purpose of electing directors, not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m. Eastern time, on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the CGBD Board to be elected at such meeting.	Under the Declaration of Trust, CSL III is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called at any time by the CSL III Board or the Chief Executive Officer. Special meetings will be limited to the purposes for any such special meeting set forth in CSL III’s notice thereof.

	Rights of CGBD Stockholders	Rights of CSL III Shareholders
Written Consent in Lieu of Stockholder Meeting	Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which CGBD’s charter does not) by unanimous written consent in lieu of a meeting.	To the extent permitted by the CSL III Board in its sole discretion, any action required or permitted to be taken at any meeting of the CSL III Shareholders may be taken without a meeting, without a prior notice and without a vote if the consent, setting forth the action to be taken is given in writing or by electronic transmission by the CSL III Shareholders having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all CSL III Shareholders entitled to vote thereon were present and voted.

Limitations on Indemnification

To the maximum extent permitted by Maryland law or the Investment Company Act in effect from time to time, CGBD will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, will pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of CGBD and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of CGBD and at the request of CGBD, serves or has served as a director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.

CGBD may, with the approval of the CGBD Board, provide such indemnification and advance for expenses to an individual who served a predecessor of CGBD in any of the capacities described in (a) or (b) above and to any employee or agent of CGBD or a predecessor of CGBD.

In accordance with the Investment Company Act, CGBD will not indemnify any person for any liability to which such

Under the CSL III Declaration of Trust, to the maximum extent permitted by Delaware law in effect from time to time, CSL III will indemnify each person who at any time serves as a trustee or officer of CSL III (each, an “indemnitee”) against any liabilities and expenses in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting in any capacity set forth in the CSL III Declaration of Trust by reason of his or her having acted in any such capacity, except with respect to any matter as to which he or she shall not have acted in good faith in the reasonable belief that his or her action was in the best interest of CSL III or, in the case of any criminal proceeding, as to which he or she will have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee will be indemnified against any liability to any person or any expense of such indemnitee arising by reason of, willful misconduct, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her position.

Under the CSL III Declaration of Trust, CSL III will make advance payments in connection with the expenses of defending

Rights of CGBD Stockholders	Rights of CSL III Shareholders
person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

any action with respect to which indemnification might be sought under the CSL III Declaration of Trust if certain conditions are satisfied. However, any such indemnification or payment or reimbursement of expenses will be subject to the applicable requirements of the Investment Company Act.

So long as CSL III is regulated under the Investment Company Act, the above limitation of liability and indemnification is limited by the Investment Company Act or by any valid rule, regulation or order of the SEC thereunder. The Investment Company Act provides, among other things, that a company may not indemnify any trustee or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR OF CGBD

CGBD’s assets are held by State Street pursuant to a custody agreement. State Street also acts as CGBD’s transfer agent, distribution paying agent and registrar for CGBD Common Stock. The principal business address of State Street is One Heritage Drive, Floor 1, North Quincy, MA 02171.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR OF CSL III

CSL III’s assets are held by State Street pursuant to a custody agreement. CSL III also has engaged DST Systems, Inc. (“DST”) to serve as the CSL III’s transfer agent and registrar and as distribution payment agent. The principal office of State Street is One Lincoln Street, Boston, MA 02111.

BROKERAGE ALLOCATION AND OTHER PRACTICES OF CGBD

Since CGBD generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

Subject to policies established by the CGBD Board, CGCIM is primarily responsible for the execution of any traded securities in CGBD’s portfolio and CGBD’s allocation of brokerage commissions. CGCIM does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for CGBD, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operations facilities of the firm and the firm’s risk and skill in positioning blocks of securities.

While CGCIM generally seeks reasonably competitive trade execution costs, CGBD will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, CGCIM may select a broker based partly upon brokerage or research services provided to CGCIM and CGBD and any other clients. In return for such services, CGBD may pay a higher commission than other brokers would charge if CGCIM determines in good faith that such commission is reasonable in relation to the services provided.

BROKERAGE ALLOCATION AND OTHER PRACTICES OF CSL III

Since CSL III generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

Subject to policies established by the CSL III Board, CSL III Advisor is primarily responsible for the execution of any traded securities in CSL III’s portfolio and CSL III’s allocation of brokerage commissions. CSL III Advisor does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for CSL III, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operations facilities of the firm and the firm’s risk and skill in positioning blocks of securities.

While CSL III Advisor generally seeks reasonably competitive trade execution costs, CSL III will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, CSL III Advisor may select a broker based partly upon brokerage or research services provided to CSL III Advisor and CSL III and any other clients. In return for such services, CSL III may pay a higher commission than other brokers would charge if CSL III Advisor determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the validity of securities being offered by this joint proxy statement/information statement/prospectus will be passed upon for CGBD by Venable LLP, Baltimore, Maryland.

EXPERTS

The consolidated financial statements of CGBD and its consolidated subsidiaries as of December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023, appearing in CGBD’s Annual Report (Form 10-K) for the year ended December 31, 2023, and the effectiveness of CGBD’s and its consolidated subsidiaries’ internal control over financial reporting as of December 31, 2023 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of CSL III and its consolidated subsidiaries as of December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023, appearing in CSL III’s Annual Report (Form 10-K) for the year ended December 31, 2023 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The address of Ernst & Young LLP is 1775 Tysons Boulevard, Tysons, Virginia.

OTHER MATTERS

No other matter, apart from the consideration of an adjournment or postponement, may properly come before the CGBD Special Meeting.

Pursuant to CGBD’s bylaws, the chair of the CGBD Special Meeting will have the power to adjourn the CGBD Special Meeting if a quorum is not present sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the CGBD Special Meeting.

STOCKHOLDERS SHARING AN ADDRESS

Please note that only one copy of this joint proxy statement/information statement/prospectus may be delivered to two or more CGBD Stockholders who share an address unless CGBD has received contrary instructions from one or more of such stockholders. CGBD will deliver promptly, upon request, a separate copy of any of these documents to CGBD Stockholders at a shared address to which a single copy of such document(s) was delivered. CGBD Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request to the attention of the Secretary of CGBD, Joshua Lefkowitz, at CGBD’s principal executive offices located at One Vanderbilt Avenue, Suite 3400, New York, NY 10017 or 212-813-4900.

Please note that only one copy of this joint proxy statement/information statement/prospectus may be delivered to two or more CSL III Shareholders who share an address unless CSL III has received contrary instructions from one or more of such shareholders. CSL III will deliver promptly, upon request, a separate copy of any of these documents to CSL III Shareholders at a shared address to which a single copy of such document(s) was delivered. CSL III Shareholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request to the attention of the Secretary of CSL III, Joshua Lefkowitz, at CSL III’s principal executive offices located at One Vanderbilt Avenue, Suite 3400, New York, NY 10017 or 212-813-4900.

WHERE YOU CAN FIND MORE INFORMATION

CGBD has filed with the SEC a registration statement on Form N-14 (of which this joint proxy statement/information statement/prospectus is a part), together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about CGBD and the securities being offered by this document.

Each of CGBD and CSL III files with or submits to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements and other information filed electronically by each of CGBD and CSL III with the SEC. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

CGBD maintains a website at www.carlylesecuredlending.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Except for documents incorporated by reference into this joint proxy statement/information statement/prospectus and any accompanying prospectus supplement, information contained on such website is not incorporated by reference into this joint proxy statement/information statement/prospectus. You may also request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing, emailing or calling CGBD at the following address and telephone number:

Nishil Mehta

Investor Relations

Carlyle Secured Lending, Inc.

One Vanderbilt Avenue

Suite 3400

New York, NY 10017

(212) 813-4900

publicinvestor@carlylesecuredlending.com

You may request a copy of CSL III’s publicly filed information (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing, emailing or calling CSL III at the following address and telephone number:

Carlyle Secured Lending III

One Vanderbilt Avenue, Suite 3400

New York, NY 10017

Attention: Nishil Mehta

(212) 813-4900

publicinvestor@carlylesecuredlending.com

INCORPORATION BY REFERENCE FOR CGBD

This joint proxy statement/information statement/prospectus is part of a registration statement that CGBD has filed with the SEC. CGBD is allowed to “incorporate by reference” the information that it files with the SEC, which means CGBD can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this joint proxy statement/information statement/prospectus.

This joint proxy statement/information statement/prospectus and any prospectus supplement incorporate by reference the document set forth below that have previously been filed with the SEC:

•	CGBD’s Annual Report on Form 10-K (File No. 814-00995) for the fiscal year ended December 31, 2023, filed with the SEC on February 26, 2024;

•	CGBD’s Quarterly Report on Form 10-Q (File No. 814-00995) for the fiscal quarter ended March 31, 2024, filed with the SEC on May 7, 2024;

•	CGBD’s Quarterly Report on Form 10-Q (File No. 814-00995) for the fiscal quarter ended June 30, 2024, filed with the SEC on August 5, 2024;

•	CGBD’s Current Reports on Form 8-K (File No. 814-00995) filed with the SEC on March 4, 2024, June 10, 2024, June 10, 2024, July 9, 2024 and August 5, 2024; and

•	CGBD’s Definitive Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Stockholders, filed with the SEC on April 26, 2024.

To obtain a copy of this filing, see “Where You Can Find More Information.”

INCORPORATION BY REFERENCE FOR CSL III

This joint proxy statement/information statement/prospectus is part of a registration statement that CGBD has filed with the SEC. CSL III is allowed to “incorporate by reference” the information that it files with the SEC, which means CSL III can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this joint proxy statement/information statement/prospectus.

This joint proxy statement/information statement/prospectus and any prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

•	CSL III’s Annual Report on Form 10-K (File No. 814-01410) for the fiscal year ended December 31, 2023, filed with the SEC on March 12, 2024;

•	CSL III’s Quarterly Report on Form 10-Q (File No. 814-01410) for the fiscal quarter ended March 31, 2024, filed with the SEC on May 13, 2024;

•	CSL III’s Quarterly Report on Form 10-Q (File No. 814-01410) for the fiscal quarter ended June 30, 2024, filed with the SEC on August 12, 2024; and

•	CSL III’s Current Reports on Form 8-K (File No. 814-01410) filed with the SEC on March 4, 2024, March 19, 2024, June 18, 2024, August 5, 2024 and September 24, 2024.

To obtain copies of these filings, see “Where You Can Find More Information.”

ANNEX A

Execution Version

AGREEMENT AND PLAN OF MERGER

among

CARLYLE SECURED LENDING III,

CARLYLE SECURED LENDING, INC.,

BLUE FOX MERGER SUB, INC.,

CSL III ADVISOR, LLC

(for the limited purposes set forth herein)

and

CARLYLE GLOBAL CREDIT INVESTMENT MANAGEMENT L.L.C.

(for the limited purposes set forth herein)

Dated as of August 2, 2024

A-i

4.2	Capitalization	A-17
4.3	Authority; No Violation	A-18
4.4	Governmental Consents	A-19
4.5	Reports	A-20
4.6	CSL Financial Statements	A-20
4.7	Broker’s Fees	A-22
4.8	Absence of Changes or Events	A-22
4.9	Compliance with Applicable Law; Permits	A-22
4.10	CSL Information	A-23
4.11	Taxes and Tax Returns	A-24
4.12	Litigation	A-25
4.13	Employee Matters	A-25
4.14	Certain Contracts	A-25
4.15	Insurance Coverage	A-26
4.16	Intellectual Property	A-26
4.17	Real Property	A-27
4.18	Investment Assets	A-27
4.19	State Takeover Laws	A-27
4.20	Valuation	A-27
4.21	Opinion of Financial Advisor	A-27

ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE ADVISORS		A-27

5.1	Organization	A-27
5.2	Authority; No Violation	A-27
5.3	Compliance with Applicable Law; Permits	A-28
5.4	Litigation	A-29
5.5	Valuation	A-29
5.6	Advisor Information	A-29
5.7	Best Interests and No Dilution	A-30
5.8	Financial Resources	A-30
5.9	CSL and CSL III Representations and Warranties	A-30
5.10	Forbearances	A-30

ARTICLE VI COVENANTS RELATING TO CONDUCT OF BUSINESS		A-30

6.1	Conduct of Businesses Prior to the Effective Time	A-30
6.2	CSL III Forbearances	A-30
6.3	CSL Forbearances	A-32

ARTICLE VII ADDITIONAL AGREEMENTS		A-34

7.1	Further Assurances	A-34
7.2	Regulatory Matters	A-35
7.3	Stockholder Approval	A-35
7.4	Nasdaq Listing	A-36
7.5	Indemnification; Trustees’ and Officers’ Insurance	A-36
7.6	No Solicitation	A-37
7.7	CSL Takeover Proposals	A-38
7.8	Access to Information	A-39
7.9	Publicity	A-40
7.10	Takeover Statutes and Provisions	A-40
7.11	Tax Matters	A-40
7.12	Stockholder Litigation	A-41
7.13	No Other Representations or Warranties	A-41

A-ii

7.14	Merger of Surviving Company	A-41
7.15	Coordination of Dividends	A-41
7.16	Preferred Stock Exchange Documents	A-41
7.17	Section 16 Matters	A-42

ARTICLE VIII CONDITIONS PRECEDENT		A-42

8.1	Conditions to Each Party’s Obligations to Effect the First Merger	A-42
8.2	Conditions to Obligations of CSL and Merger Sub to Effect the First Merger	A-43
8.3	Conditions to Obligations of CSL III to Effect the First Merger	A-44
8.4	Frustration of Closing Conditions	A-45

ARTICLE IX TERMINATION AND AMENDMENT		A-45

9.1	Termination	A-45
9.2	Termination Fee	A-47
9.3	Effect of Termination	A-48
9.4	Fees and Expenses	A-48
9.5	Amendment	A-49
9.6	Extension; Waiver	A-49

ARTICLE X CERTAIN DEFINITIONS		A-50

ARTICLE XI GENERAL PROVISIONS		A-56

11.1	Nonsurvival of Representations, Warranties and Agreements	A-56
11.2	Notices	A-56
11.3	Interpretation; Construction	A-58
11.4	Counterparts	A-59
11.5	Entire Agreement	A-59
11.6	Governing Law; Jurisdiction; Waiver of Jury Trial	A-59
11.7	Assignment; Third Party Beneficiaries	A-60
11.8	Specific Performance	A-60
11.9	Disclosure Schedule	A-60

Exhibits

Exhibit A	Lock-Up Agreement

A-iii

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of August 2, 2024 (this “Agreement”), among Carlyle Secured Lending III, a Delaware statutory trust (“CSL III”), Carlyle Secured Lending, Inc., a Maryland corporation (“CSL”), Blue Fox Merger Sub, Inc., a Maryland corporation and wholly-owned direct Consolidated Subsidiary of CSL (“Merger Sub”), and, solely for the purposes of Section 2.6, Article V, Section 8.2(b) (in the case of CSL III Advisor), Section 8.3(b) and Section 8.3(d) (in the case of CGCIM), and Article XI, CSL III Advisor, LLC, a Delaware limited liability company (“CSL III Advisor”), and Carlyle Global Credit Investment Management L.L.C., a Delaware limited liability company (“CGCIM,” together with CSL III Advisor, the “Advisors”).

RECITALS

WHEREAS, each of CSL III and CSL has previously elected to be regulated as a business development company (“BDC”), as defined in Section 2(a)(48) of the Investment Company Act, and CSL III Advisor is the investment adviser to CSL III and CGCIM is the investment adviser to CSL;

WHEREAS, upon the terms and subject to the conditions set forth in this Agreement Merger Sub shall merge with and into CSL III (the “First Merger”), with CSL III as the surviving company in the First Merger (sometimes referred to in such capacity as the “Surviving Company”);

WHEREAS, immediately following the First Merger and the Terminations (as defined below), the Surviving Company shall merge with and into CSL (the “Second Merger” and, together with the First Merger, the “Mergers”), with CSL as the surviving company in the Second Merger;

WHEREAS, the Board of Trustees of CSL III (the “CSL III Board”), upon the recommendation of a committee of the CSL III Board comprised solely of certain Independent Trustees of CSL III (the “CSL III Special Committee”), has unanimously (i) determined that (x) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of CSL III and its shareholders and (y) the interests of CSL III’s existing shareholders will not be diluted (as provided under Rule 17a-8 of the Investment Company Act) as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions and (iii) approved the other CSL III Matters;

WHEREAS, the Board of Directors of CSL (the “CSL Board”), upon the recommendation of a committee of the CSL Board comprised solely of certain Independent Directors of CSL (the “CSL Special Committee”), has unanimously (i) determined that (x) this Agreement and the terms of the Mergers and the related Transactions are (A) advisable and in the best interests of CSL and (B) fair and reasonable to CSL and (y) the interests of CSL’s existing stockholders will not be diluted (as provided under Rule 17a-8 of the Investment Company Act) as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions, (iii) approved the CSL Matters, (iv) directed that the CSL Matters be submitted to CSL stockholders for consideration at the CSL Stockholders Meeting and (v) resolved to recommend that the stockholders of CSL approve the CSL Matters;

WHEREAS, the Board of Directors of Merger Sub (the “Merger Sub Board”) has unanimously (i) determined that this Agreement and the Transactions are (x) advisable and in the best interests of Merger Sub and (y) fair and reasonable to Merger Sub, (ii) directed that this Agreement and the Transactions be submitted to CSL for consideration, in CSL’s capacity as the sole stockholder of Merger Sub, and (iii) resolved to recommend the approval of this Agreement and the Transactions by CSL, in CSL’s capacity as the sole stockholder of Merger Sub;

WHEREAS, the parties intend the Mergers and the Preferred Stock Exchange to qualify for the Intended Tax Treatment, and intend for this Agreement to constitute a “plan of reorganization” within the meaning of the Code;

WHEREAS, at the Closing (as defined below), CSL and the holder of record of CSL Preferred Stock (as defined below) shall enter into a lock-up agreement in substantially the form attached hereto as Exhibit A (with such changes as may be mutually agreed by CSL and such holder, the “Lock-Up Agreement”), which shall be effective as of the Closing; and

WHEREAS, the parties desire to make certain representations, warranties, covenants and other agreements in connection with the Transactions and also to prescribe certain conditions to the Transactions.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and other agreements contained in this Agreement, the parties agree as follows:

ARTICLE I

THE MERGERS

1.1 The First Merger. Subject to the terms and conditions of this Agreement, in accordance with the Delaware Statutory Trust Act (the “DSTA”) and the Maryland General Corporation Law (the “MGCL”), at the Effective Time, Merger Sub shall merge with and into CSL III, and the separate corporate existence of Merger Sub shall cease. CSL III shall be the surviving company in the First Merger and shall continue its existence as a statutory trust under the Laws of the State of Delaware.

1.2 Closing. On the terms and subject to the conditions set forth in this Agreement, the closing of the Mergers (the “Closing”) shall take place by mutual exchange of electronic signature pages, on the date that is one (1) Business Day after the satisfaction or waiver of the latest to occur of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless otherwise agreed in writing by the parties to this Agreement (the “Closing Date”).

1.3 Effective Time. The First Merger shall become effective as set forth in (a) the certificate of merger relating to the First Merger (the “Delaware Certificate of Merger”) that shall be filed with the Secretary of State of the State of Delaware (the “DE SOS”) and (b) the articles of merger relating to the First Merger (the “Maryland Articles of Merger”) that shall be filed with the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”) on the Closing Date. The term “Effective Time” shall be the date and time when the First Merger becomes effective as agreed by the parties and set forth in the Delaware Certificate of Merger and Maryland Articles of Merger.

1.4 Effects of the First Merger. At and after the Effective Time, the First Merger shall have the effects set forth in the DSTA and MGCL.

1.5 Conversion of Capital Stock and Beneficial Interest. At the Effective Time, by virtue of the First Merger and without any action on the part of CSL III, CSL or Merger Sub or the holder of any of the following securities:

(a) Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and, to the extent applicable, nonassessable common share of beneficial interest, par value $0.001 per share, of the Surviving Company, which shall constitute the only shares of beneficial interest of the Surviving Company issued and outstanding immediately after the Effective Time.

(b) All common shares of beneficial interest, $0.001 par value per share, of CSL III (the “CSL III Common Shares”) issued and outstanding immediately prior to the Effective Time that are owned by CSL or any of its Consolidated Subsidiaries (including Merger Sub) shall be cancelled and shall cease to exist and no shares of common stock, par value $0.01 per share, of CSL (the “CSL Common Stock”) or any other consideration shall be delivered in exchange therefor (such shares, the “Cancelled Shares”).

(c) Subject to Section 1.5(e), each CSL III Common Share issued and outstanding immediately prior to the Effective Time, except for the Cancelled Shares, shall be converted, in accordance with the procedures set forth in Article II, into the right to receive a number of shares of CSL Common Stock equal to the Exchange Ratio and, if applicable, cash in lieu of fractional shares of CSL Common Stock payable in accordance with Section 2.2 (such shares of CSL Common Stock and any such cash in lieu of fractional shares of CSL Common Stock, the “Merger Consideration”).

(d) All of the CSL III Common Shares converted into the right to receive the Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time, and each such CSL III Common Share, all of which are in non-certificated book-entry form, shall thereafter represent only the right to receive the Merger Consideration and any dividends or other distributions payable pursuant to Section 2.4(b).

(e) The Exchange Ratio shall be appropriately adjusted (to the extent not already taken into account in determining the Closing CSL III Net Asset Value and/or the Closing CSL Net Asset Value, as applicable) if, between the Determination Date and the Effective Time, the respective issued and outstanding shares of CSL Common Stock or CSL III Common Shares shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, merger, issue tender or exchange offer, combination or exchange of shares or similar transaction, or if a stock dividend or dividend payable in any other securities or similar distribution shall be authorized and declared with a record date within such period (as permitted by this Agreement), in each case to provide the shareholders of CSL III and stockholders and CSL the same economic effect as contemplated by this Agreement prior to such event, and such items, so adjusted shall, from and after the date of such event, be the Exchange Ratio. Nothing in this Section 1.5(e) shall be construed to permit any party hereto to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

1.6 Effect on CSL Capital Stock.

(a) CSL Common Stock. At the Effective Time, by virtue of the First Merger and without any action on the part of CSL or the holder of any of the following securities, each share of CSL Common Stock issued and outstanding immediately prior to the Effective Time shall remain outstanding as a share of CSL Common Stock.

(b) CSL Preferred Stock. Immediately prior to the Effective Time, upon the terms and subject to the conditions contained in the Preferred Stock Exchange Documents, all shares of CSL Preferred Stock issued and outstanding shall be exchanged for such number of shares of CSL Common Stock in a transaction exempt from registration under the Securities Act as is equal to the quotient of (i) the aggregate liquidation preference of the CSL Preferred Stock and (ii) the Closing CSL Net Asset Value (the “Preferred Stock Exchange”). Any accrued and unpaid dividends of the CSL Preferred Stock thereon to the date of exchange, whether or not declared, will be paid to the holders of record in cash immediately prior to the Preferred Stock Exchange. After the Preferred Stock Exchange and the issuance of CSL Common Stock pursuant thereto, each share of CSL Preferred Stock shall cease to be outstanding, shall be cancelled, shall cease to exist and shall thereafter represent only the rights afforded to holders of CSL Common Stock following the Closing.

1.7 Termination of Certain Contractual Obligations. Immediately after the Effective Time and immediately prior to the Second Merger, the CSL III Advisory Agreement and the CSL III Administration Agreement shall be automatically terminated and of no further force and effect (the “Terminations”).

1.8 The Second Merger.

(a) Subject to the terms and conditions of this Agreement, in accordance with the DSTA and MGCL, at the Second Effective Time, the Surviving Company shall merge with and into CSL and the separate trust existence of the Surviving Company shall cease. CSL shall be the surviving company in the Second Merger and shall continue its existence as a corporation under the Laws of the State of Maryland. The Second Merger shall become effective as set forth in (a) the certificate of merger relating to the Second Merger (the “Second Delaware Certificate of Merger”) that CSL shall file with the DE SOS and (b) the articles of merger relating to the Second Merger (the “Second Maryland Articles of Merger”) that CSL shall file with the SDAT on the Closing Date (the “Second Effective Time”), it being understood that CSL and the Surviving Company shall cause the Second Effective Time to occur immediately following the Terminations. At and after the Second Effective Time, the Second Merger shall have the effects set forth in the DSTA and MGCL.

(b) Subject to the terms and conditions of this Agreement, at the Second Effective Time, by virtue of the Second Merger and without any action on the part of CSL or the Surviving Company or the holder of any of the following securities: (i) each common share of beneficial interest of the Surviving Company issued and outstanding as of immediately prior to the Second Effective Time shall be cancelled and shall cease to exist, and no consideration shall be exchanged therefor; and (ii) each share of CSL Common Stock issued and outstanding immediately prior to the Second Effective Time shall remain outstanding as a share of CSL Common Stock.

1.9 Charter and Bylaws.

(a) The CSL III Declaration of Trust as in effect immediately prior to the Effective Time shall be the declaration of trust of the Surviving Company as of the Effective Time, and the CSL III Bylaws as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Company as of the Effective Time, until thereafter amended in accordance with applicable Law and the respective terms of the declaration of trust and bylaws of the Surviving Company, as applicable.

(b) At the Second Effective Time, the charter of CSL as in effect immediately prior to the Second Effective Time shall be the charter of CSL, as the surviving company of the Second Merger, as of the Second Effective Time, until thereafter amended in accordance with applicable Law and the terms of such charter. The Bylaws of CSL as in effect immediately prior to the Second Effective Time shall be the Bylaws of CSL, as the surviving company in the Second Merger, as of the Second Effective Time, until thereafter amended in accordance with applicable Law and the terms of such bylaws.

1.10 Trustees, Directors and Officers. Subject to applicable Law, the directors and officers of Merger Sub immediately prior to the Effective Time shall be the trustees and officers of the Surviving Company from and after the Effective Time and shall hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. Subject to applicable Law, the directors and officers of CSL immediately prior to the Second Effective Time shall be the directors and officers of CSL from and after the Second Effective Time and shall hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal.

ARTICLE II

MERGER CONSIDERATION

2.1 Delivery of Evidence of CSL Common Stock. As soon as reasonably practicable after the Effective Time, CSL shall deposit with the Paying and Exchange Agent evidence of book-entry shares representing CSL Common Stock issued as Merger Consideration pursuant to Section 1.5(c).

2.2 Fractional Shares. Each holder of CSL III Common Shares converted pursuant to the First Merger that would otherwise have been entitled to receive a fraction of a share of CSL Common Stock pursuant to Section 1.5(c) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of CSL Common Stock multiplied by (ii) the volume-weighted average trading price of a share of CSL Common Stock on the Nasdaq Global Select Market (“Nasdaq”) for the five (5) consecutive Trading Days ending on the third (3rd) Trading Day preceding the Closing Date (as reported by Bloomberg L.P. or its successor or, if not reported thereon, another authoritative source selected by CSL that is reasonably acceptable to CSL III). For purposes of this Section 2.2, all fractional shares to which a single record holder would be entitled shall be aggregated and calculations shall be rounded to three decimal places.

2.3 Paying and Exchange Agent. Prior to the Effective Time, CSL shall appoint CSL’s transfer agent or other bank or trust company to act as exchange agent (the “Paying and Exchange Agent”) hereunder, pursuant to an agreement in a form reasonably acceptable to each of CSL and CSL III. Following the Effective Time, CSL shall deposit, or shall cause to be deposited, with the Paying and Exchange Agent cash sufficient to pay the aggregate cash for fractional shares in accordance with Section 2.2. Any cash deposited with the Paying and Exchange Agent shall hereinafter be referred to as the “Exchange Fund.” The Exchange Fund shall not be used for any purpose other than a purpose expressly provided for in this Agreement. To the extent that any amount in the Exchange Fund is below that required to make prompt payment of the payments contemplated by this Article II, CSL shall promptly replace, restore or supplement cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times maintained at a level sufficient for the Paying and Exchange Agent to make the payments contemplated by this Article II.

2.4 Delivery of Merger Consideration.

(a) Each holder of record of CSL III Common Shares (other than the Cancelled Shares) in book-entry form that were converted into the right to receive the Merger Consideration pursuant to Section 1.5(c) and any dividends and other distributions pursuant to Section 2.4(b), shall, promptly after the Effective Time, be entitled to receive the Merger Consideration and any dividends or other distributions to which such holder is entitled pursuant to Section 2.4(b).

(i) As promptly as reasonably practicable after the Effective Time (and in any event within five (5) Business Days thereafter), CSL shall cause the Paying and Exchange Agent to mail to each holder of record of a CSL III Common Share as of such time (i) a notice advising such holders of the effectiveness of the Mergers, (ii) a statement reflecting the number of whole shares of CSL Common Stock, if any, that such holder received pursuant to Article I in the name of such record holder and (iii) a check in the amount (after giving effect to any required Tax withholdings as provided in Section 2.8) of any cash in lieu of fractional shares.

(ii) Payment of the Merger Consideration payable pursuant to this Article II, shall only be made to the Person in whose name such CSL III Common Shares in book-entry form are registered in the share transfer books of CSL III as of the Effective Time.

(b) Subject to the effect of applicable abandoned property, escheat or similar Laws, following the Effective Time, the record holder of CSL III Common Shares (other than Cancelled Shares) at the Effective Time shall be entitled to receive, without interest, the amount of dividends or other distributions which theretofore had become payable with respect to the whole shares of CSL Common Stock which the CSL III Common Shares have been converted into the right to receive.

2.5 No Further Ownership Rights. All Merger Consideration paid by CSL in accordance with the terms of Article I and Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to CSL III Common Shares in respect of which such Merger Consideration. From and after the Effective Time, the share transfer books of CSL III shall be closed, and there shall be no further transfers on the share transfer books of CSL III of the CSL III Common Shares that were issued and outstanding immediately prior to the Effective Time.

2.6 Net Asset Value Calculation.

(a) CSL shall deliver to CSL III a calculation of the net asset value of CSL as of a date mutually agreed between CSL and CSL III, such date to be no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time (such agreed date, the “Determination Date”), calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties and as agreed by the CSL Special Committee and CSL III Special Committee), historically used by CSL in preparing the calculation of the net asset value per share of CSL Common Stock (with an accrual for any dividend declared by CSL and not yet paid) (the “Closing CSL Net Asset Value”); provided that CSL shall update the calculation of the Closing CSL Net Asset Value in the event that Closing is subsequently materially delayed or there is a material change to the Closing CSL Net Asset Value prior to the Closing (including any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing CSL Net Asset Value is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time; provided, further, that the CSL Special Committee shall be required to approve, and CGCIM shall certify in writing to CSL III, the calculation of the Closing CSL Net Asset Value.

(b) CSL III shall deliver to CSL a calculation of the net asset value of CSL III as of the Determination Date, calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties and as agreed by the CSL Special Committee and CSL III Special Committee), historically used by CSL III in preparing the calculation of the net asset value per CSL III Common Share (with an accrual for any dividend declared by CSL III and not yet paid) (the “Closing CSL III Net Asset Value”); provided that CSL III shall update the calculation of the Closing CSL III Net Asset Value in the event that Closing is subsequently materially delayed or there is a material change to the Closing CSL III Net Asset Value prior to the Closing (including any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing CSL III Net Asset Value is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time; provided, further, that the CSL III Special Committee shall be required to approve, and CSL III Advisor shall certify in writing to CSL, the calculation of the Closing CSL III Net Asset Value.

(c) In connection with preparing the calculations provided pursuant to this Section 2.6, each of CSL III and CSL will use the portfolio valuation methods approved by the CSL III Board or the CSL Board, as applicable, for valuing the securities and other assets of CSL III or CSL, as applicable, as of the date hereof, unless otherwise agreed by each of the CSL Board and the CSL III Board.

(d) Each Advisor agrees to give each of CSL, CSL III, the CSL Special Committee and the CSL III Special Committee and their respective Representatives, upon reasonable request, reasonable access to the individuals who have prepared each calculation provided pursuant to this Section 2.6 and to the information, books, records, work papers and back-up materials used or useful in preparing each such calculation, including any reports prepared by valuation agents, in order to assist such party with its review of such calculation so long as such individuals remain employed by such Advisor or any of their respective Affiliates.

2.7 Termination of Exchange Fund. Any portion of the Exchange Fund that remains undistributed to shareholders of CSL III as of the first anniversary of the Effective Time may be paid to CSL, upon CSL’s written demand to the Paying and Exchange Agent. In such event, any former shareholders of CSL III who have not theretofore complied with any applicable requirements to receive cash in lieu of fractional shares of CSL Common Stock shall thereafter look only to CSL with respect to payment of such cash in lieu of fractional shares, without any interest thereon. Notwithstanding the foregoing, none of CSL, CSL III, the Surviving Company, Merger Sub, the Paying and Exchange Agent or any other Person shall be liable to any former holder of CSL III Common Shares for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar Laws.

2.8 Withholding Rights. CSL or the Paying and Exchange Agent, as applicable, shall be entitled to deduct and withhold from amounts payable pursuant to this Agreement to any holder of CSL III Common Shares such amounts as it determines in good faith are required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of state, local or foreign Tax Law. To the extent that amounts are so withheld and paid over to the appropriate Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the recipient.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF CSL III

Except with respect to matters that have been Previously Disclosed, CSL III hereby represents and warrants to CSL and Merger Sub that:

3.1 Corporate Organization.

(a) CSL III is a statutory trust duly formed and validly existing under the Laws of the State of Delaware and in good standing with the DE SOS. CSL III has the requisite statutory trust power to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign statutory trust in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL III. CSL III has duly elected to be regulated as a BDC, and such election has not been revoked or withdrawn and is in full force and effect.

(b) True, complete and correct copies of the Third Amended and Restated Agreement and Declaration of Trust of CSL III, as amended (the “CSL III Declaration of Trust”), and the Bylaws of CSL III (the “CSL III Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by CSL III.

(c) Carlyle Secured Lending III SPV, L.L.C., the sole Consolidated Subsidiary of CSL III (the “SPV”), (i) is duly formed and validly existing and in good standing under the Laws of the State of Delaware, (ii) has the requisite limited liability company power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign limited liability company in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL III.

3.2 Capitalization.

(a) The authorized capital of CSL III consists of an unlimited number of shares of beneficial interest, par value $0.001 per share, of which 11,710,034 CSL III Common Shares were outstanding as of the close of business on August 1, 2024 (the “CSL III Capitalization Date”). All of the issued and outstanding CSL III Common Shares have been duly authorized and validly issued and are fully paid, nonassessable, to the extent applicable, and free of preemptive rights, with no personal liability with respect to CSL III attaching to the ownership thereof. No Indebtedness having the right to vote on any matters on which shareholders of CSL III may vote (“CSL III Voting Debt”) is issued or outstanding. As of the CSL III Capitalization Date, except pursuant to CSL III’s dividend reinvestment plan, CSL III does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character (“Rights”) calling for the purchase or issuance of, or the payment of any amount based on, any CSL III Common Shares, CSL III Voting Debt or any other equity securities of CSL III or any securities representing the right to purchase or otherwise receive any CSL III Common Shares, CSL III Voting Debt or other equity securities of CSL III. There are no obligations of CSL III or the SPV (i) to repurchase, redeem or otherwise acquire any CSL III Common Shares, CSL III Voting Debt or any equity security of CSL III or the SPV or any securities representing the right to purchase or otherwise receive any CSL III Common Shares, CSL III Voting Debt or any other equity security of CSL III or the SPV or (ii) pursuant to which CSL III or the SPV is or could be required to register CSL III Common Shares or other securities under the Securities Act. All of the CSL III Common Shares have been sold in compliance with applicable Law.

(b) All of the issued and outstanding equity ownership interests of the SPV are owned by CSL III, directly or indirectly, free and clear of any Liens, and all of such equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable, to the extent applicable, and free of preemptive rights. The SPV has not been and is not bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any equity security of the SPV or any securities representing the right to purchase or otherwise receive any equity security of the SPV.

3.3 Authority; No Violation.

(a) CSL III has all requisite statutory trust power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the CSL III Board. The CSL III Board (on the recommendation of the CSL III Special Committee) has unanimously (i) determined that (A) this Agreement and the terms of the Mergers and the related Transactions are advisable, fair to and in the best interests of CSL III and its shareholders and (B) the interests of CSL III’s existing shareholders will not be diluted (as provided under Rule 17a-8 of the Investment Company Act) as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions and (iii) approved the other CSL III Matters. The First Merger and the other Transactions have been authorized by all necessary statutory trust action on the part of CSL III. This Agreement has been duly and validly executed and delivered by CSL III and (assuming due authorization, execution and delivery by CSL, Merger Sub and the Advisors) constitutes the valid and binding obligation of CSL III, enforceable against CSL III in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Enforceability Exception”)).

(b) Neither the execution and delivery of this Agreement by CSL III, nor the consummation by CSL III of the Transactions, nor the performance of this Agreement by CSL III, will (i) violate any provision of the CSL III Declaration of Trust or the CSL III Bylaws, or (ii) assuming that the consents, approvals and filings referred to in Section 3.3(a) and Section 3.4 are duly obtained and/or made, (A) violate any Law or Order applicable to CSL III or the SPV or (B) violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of CSL III or the SPV under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which CSL III or the SPV is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL III. Section 3.3(b) of the CSL III Disclosure Schedule sets forth, to CSL III’s knowledge, any material consent fees payable to a third party in connection with the First Merger.

3.4 Governmental Consents. Assuming the representations and warranties set forth in Section 4.4 are true and correct, no consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by CSL III of the First Merger and the other Transactions, except for (i) the filing with the SEC of a proxy statement/prospectus in definitive form relating to the CSL Stockholders Meeting to be held in connection with this Agreement and the Transactions (the “Proxy Statement/Prospectus”) and of a

registration statement on Form N-14 or such other appropriate SEC form (the “Registration Statement”), which will also contain the Proxy Statement/Prospectus as a prospectus and an information statement with respect to CSL III and the Transactions, and declaration of effectiveness of the Registration Statement by the SEC, (ii) the filing of the Delaware Certificate of Merger with and the acceptance by the DE SOS, (iii) the filing of the Maryland Articles of Merger with and the acceptance by the SDAT, (iv) the filing of the Second Delaware Certificate of Merger with and the acceptance by the DE SOS, (v) the filing of the Second Maryland Articles of Merger with and the acceptance by the SDAT, (vi) any notices or filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), (vii) authorization of listing of the CSL Common Stock to be issued pursuant to this Agreement on the Nasdaq, (viii) the reporting of this Agreement on a Current Report on Form 8-K, (ix) such filings and approvals, if any, as are required to be made or obtained under the securities or “blue sky” Laws of various states in connection with the issuance of the shares of CSL Common Stock pursuant to this Agreement and (x) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on CSL III.

3.5 Reports.

(a) CSL III has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file or furnish since January 1, 2022 (the “Applicable Date”) with or to the SEC (such forms, statements, certifications, reports and documents filed or furnished since the Applicable Date, including any amendments thereto, the “CSL III SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL III. To CSL III’s knowledge, no CSL III SEC Report, at the time filed or furnished with or to the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. To CSL III’s knowledge, all CSL III SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. The SPV is not required to make any filing with the SEC.

(b) Neither CSL III nor the SPV is subject to any cease-and-desist or other Order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to CSL III’s knowledge that, upon consummation of the First Merger, would restrict in any material respect the conduct of the business of CSL III or the SPV), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has CSL III or the SPV been advised in writing or, to the knowledge of CSL III, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.

(c) CSL III has made available to CSL all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of CSL III (i) there are no unresolved comments from the SEC with respect to the CSL III SEC Reports or any SEC examination of CSL III and (ii) none of the CSL III SEC Reports is subject to any ongoing review by the SEC.

3.6 CSL III Financial Statements.

(a) The consolidated financial statements, including the related consolidated schedules of investments, of CSL III and the SPV included (or incorporated by reference) in the CSL III SEC Reports (including the related notes, where applicable) (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in net assets and consolidated financial position of CSL III and the SPV for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) to CSL III’s knowledge, have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. Ernst & Young LLP (“EY”) has not resigned, threatened resignation or been dismissed as CSL III’s independent public accountant as a result of or in connection with any disagreements with CSL III on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Except for (A) liabilities reflected or reserved against on the consolidated audited statements of assets and liabilities of CSL III as of December 31, 2023 included in the audited financial statements set forth in CSL III’s annual report on Form 10-K for the year ended December 31, 2023 (the “CSL III Balance Sheet”), (B) liabilities incurred in the ordinary course of business since December 31, 2023, (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in the CSL III SEC Reports and (E) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL III, neither CSL III nor the SPV has any liabilities that would be required to be reflected or reserved against in the CSL III Balance Sheet in accordance with GAAP.

(c) Neither CSL III nor the SPV is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K).

(d) Since the Applicable Date, (i) neither CSL III nor the SPV nor, to the knowledge of CSL III, any trustee, manager, officer, auditor, accountant or representative of CSL III or the SPV has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of CSL III or the SPV or their respective internal accounting controls, including any complaint, allegation, assertion or claim that CSL III or the SPV has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing CSL III or the SPV has reported evidence of a material violation of securities laws, breach of duty or similar violation by CSL III or any of its trustees, officers or agents to the CSL III Board or any committee thereof or to any trustee or officer of CSL III.

(e) To CSL III’s knowledge, since the Applicable Date, EY, which has expressed its opinion with respect to the financial statements of CSL III and the SPV included in the CSL III SEC Reports (including the related notes), has been (i) “independent” with respect to CSL III and the SPV within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

(f) The principal executive officer and principal financial officer of CSL III have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (collectively, the “Sarbanes-Oxley Act”), and the statements contained in any such certifications are complete and correct, and CSL III is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.

(g) CSL III has in all material respects:

(i) designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by CSL III in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to CSL III’s management as appropriate to allow timely decisions regarding required disclosure and to allow CSL III’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;

(ii) designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) CSL III’s management, with the participation of CSL III’s principal executive and financial officers, has completed an assessment of the effectiveness of CSL III’s internal controls over financial reporting for the fiscal year ended December 31, 2023 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that CSL III maintained, in all material respects, effective internal control over financial reporting as of December 31, 2023, using the framework specified in CSL III’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023;

(iii) (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the CSL III Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of CSL III’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for CSL III’s auditors any material weaknesses in internal controls; and

(iv) provided to CSL true, complete and correct copies of any of the foregoing disclosures to its auditors or the audit committee of the CSL III Board that have been made in writing from the Applicable Date through the date hereof, and will promptly provide to CSL true, complete and correct copies of any such disclosures that are made after the date hereof.

(h) The fair value of CSL III’s investments as of June 30, 2024 (i) was determined in accordance with Accounting Standards Codification, “Fair Value Measurements and Disclosures (Topic 820)”, issued by the Financial Accounting Standards Board (“ASC Topic 820”) and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, after due inquiry, by the CSL III Board.

(i) To CSL III’s knowledge, there is no fraud or suspected fraud affecting CSL III involving management of CSL III or employees of CSL III Advisor or any of its Affiliates who have significant roles in CSL III’s internal control over financial reporting.

3.7 Broker’s Fees. Neither CSL III nor the SPV nor any of their respective trustees, managers, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions, other than to KBW pursuant to a letter agreement, a true, complete and correct copy of which has been previously delivered to CSL.

3.8 Absence of Changes or Events. Since December 31, 2023 and through the date of this Agreement, (i) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the Transactions, the business of CSL III and the SPV has been conducted in the ordinary course of business, (ii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL III and (iii) there has not been any material action that, if it had been taken after the date hereof, would have required the consent of CSL under Section 6.1 or 6.2.

3.9 Compliance with Applicable Law; Permits.

(a) Each of CSL III and the SPV is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL III. CSL III has not received any written or, to CSL III’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL III.

(b) CSL III is in compliance, and since the Applicable Date, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL III.

(c) CSL III has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for CSL III, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the CSL III Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL III.

(d) Each of CSL III and the SPV holds and is in compliance with all Permits required in order to permit CSL III and the SPV to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL III. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL III. CSL III has not received any written or, to CSL III’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL III.

(e) No “affiliated person” (as defined under the Investment Company Act) of CSL III has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the knowledge of CSL III, threatened that would result in any such disqualification.

(f) The minute books and other similar records of CSL III maintained since the Applicable Date contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of CSL III, the CSL III Board and any committees of the CSL III Board.

3.10 CSL III Information. None of the information supplied or to be supplied by CSL III for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Proxy Statement/Prospectus will, at the date the

Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of CSL or at the time of the CSL Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by CSL III with respect to information supplied by CSL, Merger Sub or the Advisors for inclusion or incorporation by reference in the Registration Statement or the Proxy Statement/Prospectus.

3.11 Taxes and Tax Returns.

(a) Each of CSL III and the SPV has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. No material Tax Return of CSL III or the SPV has been examined by the Internal Revenue Service (the “IRS”) or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon CSL III or the SPV for which CSL III does not have reserves that are adequate under GAAP. Neither CSL III nor the SPV is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among CSL III and the SPV). Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the First Merger is also a part), neither CSL III nor the SPV has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply. Neither CSL III nor the SPV is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by CSL III or the SPV. Neither CSL III nor the SPV has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If CSL III or the SPV has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.

(b) CSL III made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a “regulated investment company” (a “RIC”). CSL III has qualified as a RIC at all times since the beginning of its taxable year ended December 31, 2022 and expects to continue to so qualify through the Effective Time. No challenge to CSL III’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of CSL III ending on or before the Effective Time, CSL III has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code and all dividends (as defined in Section 316 of the Code) paid by CSL III in any taxable year for which the applicable statute of limitations remains open shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code (assuming for these purposes that any Tax Dividend declared by CSL III after the date of this Agreement has been timely paid).

(c) Prior to the Effective Time, CSL III shall have declared and paid a Tax Dividend with respect to all taxable years ended prior to the Effective Time. Prior to the Determination Date, CSL III shall have declared a Tax Dividend with respect to the final taxable year ending with the First Merger.

(d) CSL III and the SPV have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.

(e) CSL III is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying for the Intended Tax Treatment.

(f) CSL III has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.

(g) Section 3.11(g) of the CSL III Disclosure Schedule lists each asset the disposition of which would be subject to the rules similar to Section 1374 of the Code as prescribed in IRS Notice 88-19, 1988-1 C.B. 486, or Treasury Regulation Section 1.337(d)-7 and the amount of “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset. Other than such assets listed in Section 3.11(g) of the CSL III Disclosure Schedule, CSL III is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.

(h) No claim has been made in writing by a taxing authority in a jurisdiction where CSL III or the SPV does not file Tax Returns that CSL III or the SPV is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.

(i) Neither CSL III nor the SPV has, or has ever had, a permanent establishment in any country other than the United States.

(j) Neither CSL III nor the SPV has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.

(k) Neither CSL III nor the SPV has any liability for the Taxes of another Person other than CSL III and the SPV under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

(l) Neither CSL III nor the SPV has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is CSL III or the SPV).

(m) There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of CSL III or the SPV.

3.12 Litigation. As of the date of this Agreement, there are no material Proceedings pending or, to CSL III’s knowledge, threatened against CSL III or the SPV. As of the date of this Agreement, there is no Order binding upon CSL III or the SPV other than such Orders as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL III.

3.13 Employee Matters. Neither CSL III nor the SPV has (i) any employees or (ii) any “employee benefit plans” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 or any employment, bonus, incentive, vacation, stock option or other equity based, severance, termination, retention, change of control, profit sharing, fringe benefit, health, medical or other similar plan, program or agreement (collectively, “Employee Benefit Plans”).

3.14 Certain Contracts.

(a) CSL III has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to CSL of, all Contracts (collectively, the “CSL III Material Contracts”) to which, as of the date hereof, CSL III or the SPV is a party, or by which CSL III or the

SPV may be bound, or, to the knowledge of CSL III, to which it or the SPV or their respective assets or properties may be subject, with respect to:

(i) any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K or that is material to CSL III or its financial condition or results of operations;

(ii) any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of CSL III or the SPV in an aggregate principal amount in excess of $500,000 is outstanding or may be incurred, or any guarantee by CSL III or the SPV of any Indebtedness in an aggregate principal amount in excess of $500,000;

(iii) any Contract that creates future payment obligations as of July 28, 2024 in excess of $250,000 and that by its terms does not terminate, or is not terminable upon notice, without penalty within 60 days or less, or any Contract that creates or would create a Lien on any asset of CSL III or the SPV (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL III);

(iv) any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to CSL III and the SPV, taken as a whole;

(v) any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of $250,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after the Applicable Date other than Contracts entered into in the ordinary course of business with respect to investments set forth in the CSL III SEC Reports; or

(vi) any Contract with a Governmental Entity.

(b) Each CSL III Material Contract is (x) valid and binding on CSL III or the SPV and, to CSL III’s knowledge, each other party thereto, (y) enforceable against CSL III or the SPV in accordance with its terms (subject to the Enforceability Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL III. The CSL III Advisory Agreement has been approved by the CSL III Board and shareholders of CSL III in accordance with Section 15 of the Investment Company Act. Neither CSL III nor the SPV nor, to CSL III’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any CSL III Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL III. No CSL III Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL III. As of the date of this Agreement, no event has occurred with respect to CSL III or the SPV that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any CSL III Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL III.

3.15 Insurance Coverage. All material insurance policies maintained by CSL III or the SPV and that name CSL III or the SPV as an insured (each, a “CSL III Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each CSL III Insurance Policy have been paid. Neither CSL III nor the SPV has received written notice of cancellation of any CSL III Insurance Policy.

3.16 Intellectual Property. CSL III and the SPV own, possess or have a valid license or other adequate rights to use all patents, patent applications, patent rights, trademarks, trademark applications, trademark rights, trade names, trade name rights, service marks, service mark applications, service mark rights, copyrights, computer programs and other proprietary intellectual property rights (collectively, “Intellectual Property Rights”) that are material to the conduct of the business of CSL III and the SPV, taken as a whole (hereinafter, “CSL III Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL III. No claims are pending for which CSL III has received written notice or, to the knowledge of CSL III, threatened (i) that CSL III or the SPV is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any CSL III Intellectual Property Right is invalid or unenforceable. To the knowledge of CSL III, no Person is infringing, misappropriating or using without authorization the rights of CSL III or the SPV with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL III.

3.17 Real Property. Neither CSL III nor the SPV owns or leases any real property.

3.18 Investment Assets. Each of CSL III and the SPV has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of CSL III or the SPV set forth in Section 3.18 of the CSL III Disclosure Schedule and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business. As of the date hereof, the value of investments owned by CSL III that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act was greater than 70% of the value of CSL III’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act).

3.19 State Takeover Laws. No restrictions on “business combinations” set forth in any “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” Law (any such laws, “Takeover Statutes”) are applicable to this Agreement, the Mergers or the other Transactions.

3.20 Appraisal Rights. In accordance with Section 3815(h) of the DSTA and Section 6.3 of the CSL III Declaration, no appraisal rights shall be available to holders of CSL III Common Shares in connection with the Transactions.

3.21 Valuation. Except as may be mutually agreed by the parties and with the consent of the CSL Special Committee and CSL III Special Committee, the value of each investment asset owned by CSL III that is used in connection with the computations made by CSL III pursuant to Section 2.6 will be determined in accordance with the valuation policies and procedures set forth in CSL III’s compliance policies and procedures and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement, and the value of all assets owned by CSL III other than investment assets that are used in connection with the computations made by CSL III pursuant to Section 2.6 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties and with the consent of the CSL Special Committee and CSL III Special Committee, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the CSL III Board as of or prior to the date hereof.

3.22 Opinion of Financial Advisor. Prior to the execution of this Agreement, the CSL III Board and the CSL III Special Committee have received the opinion of KBW, financial advisor to the CSL III Special Committee, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, limitations, qualifications and other matters set forth therein, the Exchange Ratio in the First Merger is fair, from a financial point of view, to the holders of CSL III Common Shares.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF CSL

Except with respect to matters that have been Previously Disclosed, CSL hereby represents and warrants to CSL III that:

4.1 Corporate Organization.

(a) CSL is a corporation duly incorporated and validly existing under the Laws of the State of Maryland and in good standing with the SDAT and Merger Sub is a corporation duly incorporated and validly existing under the Laws of the State of Maryland and in good standing with the SDAT. Each of CSL and Merger Sub has the requisite corporate power to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL. CSL has duly elected to be regulated as a BDC, and such election has not been revoked or withdrawn and is in full force and effect.

(b) True, complete and correct copies of the charter (the “CSL Charter”), and the Amended and Restated Bylaws of CSL, as amended (the “CSL Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by CSL.

(c) Each Consolidated Subsidiary of CSL (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, as applicable, (ii) has the requisite corporate (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL.

4.2 Capitalization.

(a) The authorized capital stock of CSL consists of (i) 198,000,000 shares of CSL Common Stock, of which 50,848,458 shares were outstanding as of the close of business on August 1, 2024 (the “CSL Capitalization Date”) and (ii) 2,000,000 shares of Convertible Preferred Stock, Series A, $0.01 par value (“CSL Preferred Stock”), of which 2,000,000 shares were outstanding as of the close of business on the CSL Capitalization Date. All of the issued and outstanding shares of CSL Capital Stock have been duly authorized and validly issued and are fully paid, nonassessable to the extent applicable, and free of preemptive rights, with no personal liability with respect to CSL attaching to the ownership thereof. All of the shares of CSL Common Stock constituting the Merger Consideration will be, when issued pursuant to the terms of the First Merger, duly authorized and validly issued and fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to CSL attaching to the ownership thereof. No Indebtedness having the right to vote on any matters on which stockholders of CSL may vote (“CSL Voting Debt”) is issued or outstanding. As of the CSL Capitalization Date, except pursuant to CSL’s dividend reinvestment plan, as amended, and the terms of the CSL Preferred Stock, CSL does not have and is not bound by any Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of CSL Capital Stock, CSL Voting Debt or any other equity securities of CSL or any securities representing the right to purchase or otherwise receive any shares of CSL Capital Stock, CSL Voting Debt or other equity securities of

CSL. Except pursuant to the terms of the CSL Preferred Stock, there are no obligations of CSL or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of CSL Capital Stock, CSL Voting Debt or any equity security of CSL or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of CSL Capital Stock, CSL Voting Debt or any other equity security of CSL or its Consolidated Subsidiaries or (ii) pursuant to which CSL or any of its Consolidated Subsidiaries is or could be required to register shares of CSL capital stock or other securities under the Securities Act. All CSL Capital Stock has been sold in compliance with applicable Law.

(b) All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of CSL are owned by CSL, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (to the extent applicable) and free of preemptive rights. No Consolidated Subsidiary of CSL has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.

(c) With respect to Credit Fund:

(i) to CSL’s knowledge, Credit Fund is a limited liability company duly organized and validly existing under the Laws of the State of Delaware;

(ii) all of the issued and outstanding equity ownership interests of Credit Fund owned by CSL are owned free and clear of any Liens;

(iii) CSL is in compliance with all applicable Laws with respect to its ownership interest in Credit Fund, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL; and

(iv) there are no material Proceedings pending or, to CSL’s knowledge, threatened against CSL with respect to its ownership interest in Credit Fund.

(d) With respect to Credit Fund II:

(i) to CSL’s knowledge, Credit Fund II is a limited liability company duly organized and validly existing under the Laws of the State of Delaware;

(ii) all of the issued and outstanding equity ownership interests of Credit Fund II owned by CSL are owned free and clear of any Liens;

(iii) CSL is in compliance with all applicable Laws with respect to its ownership interest in Credit Fund II, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL; and

(iv) there are no material Proceedings pending or, to CSL’s knowledge, threatened against CSL with respect to its ownership interest in Credit Fund II.

4.3 Authority; No Violation.

(a) Each of CSL and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the CSL Board and the Merger Sub

Board. The CSL Board (on the recommendation of the CSL Special Committee) has unanimously (i) determined that (A) this Agreement and the terms of the Mergers and the related Transactions are (I) advisable and in the best interests of CSL and (II) fair and reasonable to CSL and (B) the interests of CSL’s existing stockholders will not be diluted (as provided under Rule 17a-8 of the Investment Company Act) as a result of the Transactions, (ii) approved, adopted and declared advisable this Agreement and the Transactions, (iii) approved the CSL Matters, (iv) directed that the CSL Matters be submitted to CSL’s stockholders for consideration at a duly held meeting of such stockholders (the “CSL Stockholders Meeting”) and (v) resolved to recommend that the stockholders of CSL approve the CSL Matters. The Merger Sub Board has unanimously (i) determined that this Agreement and the Transactions are (x) advisable and in the best interests of Merger Sub and (y) fair and reasonable to Merger Sub, (ii) directed that this Agreement and the Transactions be submitted to CSL for consideration, in CSL’s capacity as the sole stockholder of Merger Sub, and (iii) resolved to recommend the approval of this Agreement and the Transactions by CSL, in CSL’s capacity as the sole stockholder of Merger Sub. Except for receipt of the approval of at least a majority of the shares of CSL Capital Stock represented and voting to approve the CSL Matters at the CSL Stockholders Meeting (the “CSL Requisite Vote”), and the approval of this Agreement by CSL, as the sole stockholder of Merger Sub (which approval shall occur promptly following the execution of this Agreement), the Mergers and the Transactions have been authorized by all necessary corporate action on the part of CSL and Merger Sub. This Agreement has been duly and validly executed and delivered by CSL and Merger Sub and (assuming due authorization, execution and delivery by CSL III and the Advisors) constitutes the valid and binding obligation of each of CSL and Merger Sub, enforceable against each of CSL and Merger Sub in accordance with its terms (except as may be limited by the Enforceability Exception).

(b) Neither the execution and delivery of this Agreement by CSL or Merger Sub, nor the consummation by CSL or Merger Sub of the Transactions, nor performance of this Agreement by CSL or Merger Sub, will (i) violate any provision of the CSL Charter, CSL Bylaws or the articles of incorporation or bylaws of Merger Sub or (ii) assuming that the consents, approvals and filings referred to in Section 4.3(a) and Section 4.4 are duly obtained and/or made, (A) violate any Law or Order applicable to CSL or any of its Consolidated Subsidiaries or (B) violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of CSL or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which CSL or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL. Section 4.3(b) of the CSL Disclosure Schedule sets forth, to CSL’s knowledge, any material consent fees payable to a third party in connection with the First Merger.

4.4 Governmental Consents. No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by CSL or Merger Sub of the First Merger and the other Transactions, except for (i) the filing with the SEC of the Proxy Statement/Prospectus and the Registration Statement in which the Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC, (ii) the filing of the Delaware Certificate of Merger with and the acceptance by the DE SOS, (iii) the filing of the Maryland Articles of Merger with and the acceptance for the record thereof by the SDAT, (iv) the filing of the Second Certificate of Merger with and the acceptance by the DE SOS, (v) the filing of the Second Maryland Articles of Merger with and the acceptance for the record thereof by the SDAT, (vi) any notices or filings under the HSR Act, (vii) authorization of listing of the CSL Common Stock to be issued pursuant to this Agreement on the Nasdaq, (viii) the reporting of this Agreement on a Current Report on Form 8-K, (ix) such filings and approvals, if any, as are required to be made or obtained under the securities or “blue sky” Laws of various states in connection with the issuance of the shares of CSL

Common Stock pursuant to this Agreement and (x) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on CSL

4.5 Reports.

(a) CSL has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file or furnish since the Applicable Date with or to the SEC (such forms, statements, certifications, reports and documents filed or furnished since the Applicable Date, including any amendments thereto, the “CSL SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL. To CSL’s knowledge, no CSL SEC Report, at the time filed or furnished with or to the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. To CSL’s knowledge, all CSL SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of CSL is required to make any filing with the SEC.

(b) Neither CSL nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to CSL’s knowledge that, upon consummation of the Mergers, would restrict in any material respect the conduct of the business of CSL or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has CSL or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of CSL, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.

(c) CSL has made available to CSL III all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of CSL, (i) there are no unresolved comments from the SEC with respect to the CSL SEC Reports or any SEC examination of CSL and (ii) none of the CSL SEC Reports is subject to any ongoing review by the SEC.

4.6 CSL Financial Statements.

(a) The consolidated financial statements, including the related consolidated schedules of investments, of CSL and its Consolidated Subsidiaries included (or incorporated by reference) in the CSL SEC Reports (including the related notes, where applicable): (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in net assets and consolidated financial position of CSL and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) to CSL’s knowledge, have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. EY has not resigned, threatened resignation or been dismissed as CSL’s independent public accountant as a result of or in connection with any disagreements with CSL on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(b) Except for (A) liabilities reflected or reserved against on the consolidated audited statements of assets and liabilities of CSL as of December 31, 2023 included in the audited financial statements set forth in

CSL’s annual report on Form 10-K for the year ended December 31, 2023 (the “CSL Balance Sheet”), (B) liabilities incurred in the ordinary course of business since December 31, 2023, (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in the CSL SEC Reports and (E) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL, neither CSL nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the CSL Balance Sheet in accordance with GAAP.

(c) Neither CSL nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K).

(d) Since the Applicable Date, (i) neither CSL nor any of its Consolidated Subsidiaries nor, to the knowledge of CSL, any director, officer, auditor, accountant or representative of CSL or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of CSL or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that CSL or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing CSL or any of its Consolidated Subsidiaries has reported evidence of a material violation of securities laws, breach of duty or similar violation by CSL or any of its directors, officers or agents to the CSL Board or any committee thereof or to any director or officer of CSL.

(e) To CSL’s knowledge, since the Applicable Date, EY, which has expressed its opinion with respect to the financial statements of CSL and its Consolidated Subsidiaries included in the CSL SEC Reports (including the related notes), has been (i) “independent” with respect to CSL and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.

(f) The principal executive officer and principal financial officer of CSL have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the statements contained in any such certifications are complete and correct, and CSL is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.

(g) CSL has in all material respects:

(i) designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by CSL in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to CSL’s management as appropriate to allow timely decisions regarding required disclosure and to allow CSL’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;

(ii) designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) CSL’s management, with the participation of CSL’s principal executive and financial officers, has completed an assessment of the effectiveness of CSL’s internal controls over financial reporting for the fiscal year ended December 31, 2023 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that CSL maintained, in all material respects, effective internal control over financial reporting as of December 31, 2023, using the framework specified in CSL’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023;

(iii) (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the CSL Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of CSL’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for CSL’s auditors any material weaknesses in internal controls; and

(iv) provided to CSL III true, complete and correct copies of any of the foregoing disclosures to its auditors or the audit committee of the CSL Board that have been made in writing from the Applicable Date through the date hereof, and will promptly provide to CSL III true, complete and correct copies of any such disclosures that are made after the date hereof.

(h) The fair value of CSL’s investments as of June 30, 2024 (i) was determined in accordance with ASC Topic 820 and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, after due inquiry, by the CSL Board.

(i) To CSL’s knowledge, there is no fraud or suspected fraud affecting CSL involving management of CSL or employees of CGCIM or any of its Affiliates who have significant roles in CSL’s internal control over financial reporting.

4.7 Broker’s Fees. Neither CSL nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions, other than to Raymond James pursuant to a letter agreement, a true, complete and correct copy of which has been previously delivered to CSL III.

4.8 Absence of Changes or Events. Since December 31, 2023, and through the date of this Agreement, (i) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the Transactions, the business of CSL and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (ii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL and (iii) there has not been any material action that, if it had been taken after the date hereof, would have required the consent of CSL III under Section 6.1 or 6.3.

4.9 Compliance with Applicable Law; Permits.

(a) Each of CSL and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL. CSL has not received any written or, to CSL’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL. CSL has operated in compliance with all listing standards of the Nasdaq since the Applicable Date other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL.

(b) CSL is in compliance, and since the Applicable Date, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL.

(c) CSL has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for CSL, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the CSL Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL.

(d) Each of CSL and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit CSL and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL. CSL has not received any written or, to CSL’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL.

(e) No “affiliated person” (as defined under the Investment Company Act) of CSL has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the knowledge of CSL, threatened that would result in any such disqualification.

(f) The minute books and other similar records of CSL maintained since the Applicable Date contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of CSL, the CSL Board and any committees of the CSL Board.

4.10 CSL Information. None of the information supplied or to be supplied by CSL for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Proxy Statement/Prospectus will, at the date the Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of CSL or at the time of the CSL Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by CSL with respect to information supplied by CSL III or the Advisors for inclusion or incorporation by reference in the Registration Statement or the Proxy Statement/Prospectus.

4.11 Taxes and Tax Returns.

(a) CSL and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. No material Tax Return of CSL or any Consolidated Subsidiary has been examined by the IRS or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon CSL or any of its Consolidated Subsidiaries for which CSL does not have reserves that are adequate under GAAP. Neither CSL nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among CSL and its Consolidated Subsidiaries). Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the First Merger is also a part), neither CSL nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply. Neither CSL nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by CSL or any of its Consolidated Subsidiaries. Neither CSL nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If CSL or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.

(b) CSL made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a RIC. CSL has qualified as a RIC at all times since the beginning of its taxable year ended December 31, 2013 and expects to continue to so qualify through the Effective Time. No challenge to CSL’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of CSL ending on or before the Effective Time, CSL has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code and all dividends (as defined in Section 316 of the Code) paid by CSL in any taxable year for which the applicable statute of limitations remains open shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code.

(c) Merger Sub is a newly formed entity created for the purpose of undertaking the First Merger. Prior to the Effective Time, Merger Sub will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement.

(d) CSL and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.

(e) CSL is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers and the Preferred Stock Exchange from qualifying for the Intended Tax Treatment.

(f) CSL has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.

(g) Section 4.11(g) of the CSL Disclosure Schedule lists each asset the disposition of which would be subject to rules similar to Section 1374 of the Code as prescribed in IRS Notice 88-19, 1988-1 C.B. 486, or

Treasury Regulation Section 1.337(d)-7 and the amount of “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset. Other than such assets listed in Section 4.11(g) of the CSL Disclosure Schedule, CSL is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.

(h) No claim has been made in writing by a taxing authority in a jurisdiction where CSL or any of its Consolidated Subsidiaries does not file Tax Returns that CSL or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.

(i) Neither CSL nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.

(j) Neither CSL nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.

(k) Neither CSL nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than CSL and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.

(l) Neither CSL nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is CSL or any of its Consolidated Subsidiaries).

(m) There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of CSL or any of its Consolidated Subsidiaries.

4.12 Litigation. As of the date of this Agreement, there are no material Proceedings pending or, to CSL’s knowledge, threatened against CSL or any of its Consolidated Subsidiaries. As of the date of this Agreement, there is no Order binding upon CSL or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL.

4.13 Employee Matters. Neither CSL nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any Employee Benefit Plans.

4.14 Certain Contracts.

(a) CSL has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to CSL III of, all Contracts (collectively, the “CSL Material Contracts”) to which, as of the date hereof, CSL or any of its Consolidated Subsidiaries is a party, or by which CSL or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of CSL, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:

(i) any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K or that is material to CSL or its financial condition or results of operations;

(ii) any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of CSL or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $1,000,000 is outstanding or may be incurred, or any guarantee by CSL or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $1,000,000;

(iii) any Contract that creates future payment obligations in excess of $500,000 as of July 28, 2024 and that by its terms does not terminate, or is not terminable upon notice, without penalty within 60 days or less, or any Contract that creates or would create a Lien on any asset of CSL or its Consolidated Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL);

(iv) any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to CSL and its Consolidated Subsidiaries, taken as a whole;

(v) any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of $500,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after the Applicable Date other than Contracts entered into in the ordinary course of business with respect to investments set forth in the CSL SEC Reports; or

(vi) any Contract with a Governmental Entity.

(b) Each CSL Material Contract is (x) valid and binding on CSL and, to CSL’s knowledge, each other party thereto, (y) enforceable in accordance with its terms (subject to the Enforceability Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL. The investment advisory agreement between CSL and CGCIM in effect as of the date of this Agreement has been approved by the CSL Board and stockholders of CSL in accordance with Section 15 of the Investment Company Act. Neither CSL nor any of its Consolidated Subsidiaries nor, to CSL’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any CSL Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL. No CSL Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL. As of the date of this Agreement, no event has occurred with respect to CSL that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any CSL Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL.

4.15 Insurance Coverage. All material insurance policies maintained by CSL or any of its Consolidated Subsidiaries and that name CSL or any of its Consolidated Subsidiaries as an insured (each, a “CSL Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each CSL Insurance Policy have been paid. Neither CSL nor any of its Consolidated Subsidiaries has received written notice of cancellation of any CSL Insurance Policy.

4.16 Intellectual Property. CSL and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all Intellectual Property Rights that are material to the conduct of the business of CSL and its Consolidated Subsidiaries taken as a whole (hereinafter, “CSL Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL. No claims are pending for which CSL has received written notice or, to the knowledge of CSL, threatened (i) that CSL or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any CSL Intellectual Property Right is invalid or unenforceable. To the knowledge of CSL, no Person is infringing, misappropriating or using without authorization the rights of CSL or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to CSL.

4.17 Real Property. Neither CSL nor any of its Consolidated Subsidiaries owns or leases any real property.

4.18 Investment Assets. Each of CSL and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of CSL or its Consolidated Subsidiaries set forth in Section 4.18 of the CSL Disclosure Schedule and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business. As of the date hereof, the value of investments owned by CSL that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act was greater than 70% of the value of CSL’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act).

4.19 State Takeover Laws. No restrictions on “business combinations” set forth in any Takeover Statutes are applicable to this Agreement, the Mergers or the other Transactions.

4.20 Valuation. Except as may be mutually agreed by the parties and with the consent of the CSL Special Committee and the CSL III Special Committee, the value of each investment asset owned by CSL that is used in connection with the computations made by CSL pursuant to Section 2.6 will be determined in accordance with the valuation policies and procedures set forth in CSL’s compliance policies and procedures and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement, and the value of all assets owned by CSL other than investment assets that are used in connection with the computations made by CSL pursuant to Section 2.6 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties and with the consent of the CSL Special Committee and the CSL III Special Committee, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the CSL Board as of or prior to the date hereof.

4.21 Opinion of Financial Advisor. The CSL Special Committee has received the opinion of Raymond James, financial advisor to the CSL Special Committee, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions, limitations, qualifications and other matters considered in connection with the preparation of such opinion, the Exchange Ratio pursuant to this Agreement is fair, from a financial point of view, to CSL.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE ADVISORS

Except with respect to matters set forth in the Advisors Disclosure Schedule, each Advisor hereby represents and warrants with respect to itself and CSL (in the case of CGCIM) or CSL III (in the case of CSL III Advisor), severally and not jointly, to CSL III and CSL that:

5.1 Organization. Such Advisor is a limited liability company organized and validly existing under the Laws of the State of Delaware and in good standing with the DE SOS. Such Advisor has the requisite limited liability company power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and is duly licensed or qualified to do business as a foreign limited liability company in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to prevent such Advisor from timely performing its material obligations under this Agreement or have a Material Adverse Effect with respect to CSL or CSL III.

5.2 Authority; No Violation.

(a) Such Advisor has all requisite limited liability company power and authority to execute and deliver this Agreement. The execution and delivery of this Agreement has been duly and validly approved by the managers of such Advisor. This Agreement has been duly and validly executed and delivered by such Advisor and (assuming due authorization, execution and delivery by the other Advisor, CSL III, CSL and Merger Sub) constitutes the valid and binding obligation of such Advisor, enforceable against such Advisor in accordance with its terms (except as may be limited by the Enforceability Exception).

(b) Neither the execution and delivery of this Agreement by such Advisor, nor the consummation of the Transactions, nor performance of this Agreement by such Advisor, will (i) violate any provision of the certificate of formation of such Advisor or the limited liability company agreement of such Advisor or (ii) (A) violate any Law or Order applicable to such Advisor or (B) violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of such Advisor under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which such Advisor is a party or by which its properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to prevent such Advisor from timely performing its material obligations under this Agreement or have a Material Adverse Effect with respect to CSL or CSL III.

(c) No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the execution, delivery or performance of this Agreement by such Advisor, except for any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to prevent such Advisor from timely performing its material obligations under this Agreement or have a Material Adverse Effect with respect to such Advisor.

5.3 Compliance with Applicable Law; Permits.

(a) CSL III Advisor is, and at all times required by the Investment Advisers Act when CSL III Advisor has been the investment adviser to CSL III has been, duly registered as an investment adviser under the Investment Advisers Act.

(b) CGCIM is, and at all times required by the Investment Advisers Act when CGCIM has been the investment adviser to CSL has been, duly registered as an investment adviser under the Investment Advisers Act.

(c) Such Advisor is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to such Advisor. Such Advisor has not received any written or, to such Advisor’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be prevent such Advisor from timely performing its material obligations under this Agreement or have a Material Adverse Effect with respect to CSL or CSL III.

(d) Such Advisor holds and is in compliance with all Permits required in order to permit such Advisor to own or lease its properties and assets and to conduct its business under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to prevent such Advisor from timely performing its material obligations under this Agreement or have a Material Adverse Effect with respect to CSL or CSL III. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to prevent such Advisor from timely performing its material obligations under this Agreement or have a Material Adverse Effect with respect to CSL or CSL III. Such Advisor has not received any written or, to such Advisor’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to prevent such Advisor from timely performing its material obligations under this Agreement or have a Material Adverse Effect with respect to CSL or CSL III.

(e) Such Advisor has implemented written policies and procedures as required by Rule 206(4)-7 under the Investment Advisers Act (complete and correct copies of which have been made available to CSL III (in case of CSL III Advisor) and CSL (in case of CGCIM)) and, during the period prior to the date of this Agreement that such Advisor has been the investment adviser to CSL III (in case of CSL III Advisor) and CSL (in case of CGCIM), such Advisor has been in compliance with such policies and procedures, except where the failures to adopt such policies and procedures or to be in compliance would not, individually or in the aggregate, be material to CSL III (in case of CSL III Advisor) and CSL (in case of CGCIM), and, in each case, their respective Consolidated Subsidiaries, taken as a whole.

(f) During the period prior to the date of this Agreement that it has been the investment adviser to CSL or CSL III, there has been no material adverse change in the operations, affairs or regulatory status of such Advisor.

5.4 Litigation. There are no Proceedings pending or, to such Advisor’s knowledge, threatened against such Advisor, except as would not reasonably be expected to prevent such Advisor from timely performing its material obligations under this Agreement or have a Material Adverse Effect with respect to CSL or CSL III. There is no Order binding upon such Advisor other than such Orders as would not, individually or in the aggregate, reasonably be expected to prevent such Advisor from timely performing its material obligations under this Agreement or have a Material Adverse Effect with respect to CSL or CSL III.

5.5 Valuation. Except as may be mutually agreed by the parties, the value of each investment asset owned by CSL III that is used in connection with the computations made by CSL III Advisor on behalf of CSL III pursuant to Section 2.6 will be determined in accordance with the valuation policies and procedures approved and set forth in CSL III’s compliance policies and procedures and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement, and the value of all assets owned by CSL III other than investment assets that are used in connection with the computations made by CSL III Advisor on behalf of CSL III pursuant to Section 2.6 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, the value of each investment asset owned by CSL that is used in connection with the computations made by CGCIM on behalf of CSL pursuant to Section 2.6 will be determined in accordance with the valuation policies and procedures approved set forth in CSL’s compliance policies and procedures and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement, and the value of all assets owned by CSL other than investment assets that are used in connection with the computations made by CGCIM on behalf of CSL pursuant to Section 2.6 will be determined in accordance with GAAP. The Closing CSL III Net Asset Value presented by CSL III Advisor to the CSL III Board will reflect CSL III Advisor’s determination (as valuation designee under Rule 2a-5 under the Investment Company Act) of the fair value of any portfolio securities of CSL III for which market quotations are not readily available. The Closing CSL Net Asset Value presented by CGCIM to the CSL Board will reflect CGCIM’s determination (as valuation designee under Rule 2a-5 under the Investment Company Act) of the fair value of any portfolio securities of CSL for which market quotations are not readily available.

5.6 Advisor Information. None of the information supplied or to be supplied by such Advisor for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Proxy Statement/Prospectus will, at the date the Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of CSL or at the time of the CSL Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, and in the case of the Proxy Statement/Prospectus in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by such Advisor with respect to information supplied by the other Advisor, CSL III, CSL or Merger Sub for inclusion or incorporation by reference in the Registration Statement or the Proxy Statement/Prospectus.

5.7 Best Interests and No Dilution. Each of CSL III Advisor (in the case of CSL III) and CGCIM (in the case of CSL) believes that (i) participation in the Mergers is in the best interests of each of CSL III (in the case of CSL III Advisor) and CSL (in the case of CGCIM) and (ii) the interests of existing shareholders of CSL III (in the case of CSL III Advisor) and CSL (in the case of CSL), as applicable, will not be diluted (as provided under Rule 17a-8 of the Investment Company Act) as a result of the Mergers.

5.8 Financial Resources. Such Advisor has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Proxy Statement/Prospectus and under this Agreement.

5.9 CSL and CSL III Representations and Warranties. To the knowledge of CSL III Advisor (in the case of CSL III) and CGCIM (in the case of CSL), as of the date hereof, the representations and warranties made by CSL III in Article III (in the case of CSL III Advisor) and the representations and warranties made by CSL in Article IV (in the case of CGCIM) are true and correct in all material respects except as Previously Disclosed by CSL III (in the case of CSL III Advisor) or CSL (in the case of CGCIM).

5.10 Forbearances. The forbearances set forth in Section 6.2 and Section 6.3 hereof are not overtly onerous on the conduct of the business of CSL III (in the case of CSL III Advisor) or CSL (in the case of CGCIM), respectively, in the ordinary course of business consistent with past practice.

ARTICLE VI

COVENANTS RELATING TO CONDUCT OF BUSINESS

6.1 Conduct of Businesses Prior to the Effective Time. During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law or a Governmental Entity, as required or expressly permitted by this Agreement or with the prior written consent of the other parties hereto (including the consent of the CSL Special Committee, in the case of CSL, and the consent of the CSL III Special Committee, in the case of CSL III), which prior written consent shall not be unreasonably delayed, conditioned or withheld, each of CSL and CSL III shall, and shall cause each of its respective Consolidated Subsidiaries to, (a) conduct its business in the ordinary course of business and consistent with past practice and each of CSL III’s and CSL’s investment objectives and policies as publicly disclosed, respectively, (b) use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships and (c) take no action that would reasonably be expected to prevent, materially delay or materially impair the consummation of the Transactions.

6.2 CSL III Forbearances. During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law or a Governmental Entity, as required or expressly permitted by this Agreement or as set forth in the CSL III Disclosure Schedule, and acting in a manner consistent with Section 6.1, CSL III shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of the CSL Special Committee (which prior written consent shall not be unreasonably delayed, conditioned or withheld):

(a) Other than pursuant to CSL III’s dividend reinvestment plan as in effect as of the date of this Agreement, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any CSL III

Common Shares, (ii) any CSL III Voting Debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any CSL III Common Shares or other securities.

(b) (i) Make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any CSL III Common Shares or any other shares of beneficial interest of CSL III, except for (A) the authorization, announcement and payment of regular quarterly cash distributions payable on a quarterly basis, consistent with past practices and CSL III’s investment objectives and policies as publicly disclosed (“Quarterly Dividends”), (B) a Tax Dividend, (C) dividends payable by any direct or indirect wholly owned Consolidated Subsidiary of CSL III to CSL III or another direct or indirect wholly owned Consolidated Subsidiary of CSL III or (D) the authorization and payment of any dividend or distribution necessary for such party to maintain its qualification as a RIC or to avoid the imposition of any income or excise tax, as reasonably determined by such party, (ii) adjust, split, combine, reclassify or take similar action with respect to any CSL III Common Shares or any other shares of beneficial interest of CSL III or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for such shares; or (iii) purchase, redeem or otherwise acquire, any CSL III Common Shares or any other shares of beneficial interest of CSL III or any rights, warrants or options to acquire, or securities convertible into, such shares.

(c) Sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business, or (ii) encumbrances required to secure Permitted Indebtedness of CSL III or the SPV.

(d) Acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business.

(e) Amend the CSL III Declaration of Trust, the CSL III Bylaws or other governing documents or similar governing documents of the SPV.

(f) Implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP, the SEC or applicable regulatory requirements.

(g) Take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Transactions or (ii) prevent the Mergers or the Preferred Stock Exchange from qualifying for the Intended Tax Treatment; provided, however, that the foregoing shall not preclude CSL III from declaring or paying any Tax Dividend on or before the Closing Date.

(h) Incur any Indebtedness for borrowed money or guarantee any Indebtedness of another Person, except for (i) draw-downs with respect to any Previously Disclosed financing arrangements existing as of the date of this Agreement and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and (ii) Permitted Indebtedness.

(i) Make or agree to make any new capital expenditure, other than (A) obligations to fund commitments to portfolio companies entered into in the ordinary course of business or (B) obligations to fund its pro rata allocation of capital expenditure expenses incurred by CSL III Advisor.

(j) File or amend any material Tax Return other than in the ordinary course of business consistent with past practice; make, change or revoke any material Tax election; or settle or compromise any material Tax liability or refund.

(k) Take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause CSL III to fail to qualify or not be subject to tax as a RIC.

(l) Enter into any new line of business (it being understood that this prohibition does not apply to any portfolio companies in which CSL III or the SPV has made a debt or equity investment that is, would or should be reflected in CSL III’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC).

(m) Other than in the ordinary course of business consistent with past practice or as permitted by Section 6.2(h), enter into any Contract that would otherwise constitute a CSL III Material Contract had it been entered into prior to the date of this Agreement.

(n) Other than in the ordinary course of business, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any CSL III Material Contract (other than any CSL III Material Contract related to Permitted Indebtedness).

(o) Settle any Proceeding against it, except for Proceedings that (i) are settled in the ordinary course of business consistent with past practice and CSL III’s investment objectives and policies as publicly disclosed, in an amount not in excess of $1,000,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of it or any of its Consolidated Subsidiaries or, after the Effective Time, CSL, the Surviving Company or any of their Consolidated Subsidiaries and (iii) would not admit liability, guilt or fault.

(p) Except as otherwise expressly contemplated by this Agreement, merge or consolidate CSL III or the SPV with any Person or enter into any other similar extraordinary corporate transaction with any Person, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of CSL III or the SPV.

(q) Agree to take, make any commitment to take, or adopt any resolutions of the CSL III Board authorizing, any of the actions prohibited by this Section 6.2.

6.3 CSL Forbearances. During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law or a Governmental Entity, as required or expressly permitted by this Agreement or as set forth in the CSL Disclosure Schedule, and acting in a manner consistent with Section 6.1, CSL shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of the CSL III Special Committee (which prior written consent shall not be unreasonably delayed, conditioned or withheld):

(a) Other than pursuant to CSL’s dividend reinvestment plan as in effect as of the date of this Agreement, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any CSL Voting Debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any such shares or other securities.

(b) (i) Make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly cash distributions payable on a quarterly basis, consistent with past practices and CSL’s investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for CSL to maintain its qualification as a RIC or avoid the imposition of any income or excise tax, as reasonably determined by CSL or (C) dividends payable by any direct or indirect wholly owned Consolidated Subsidiary of CSL to CSL or another direct or indirect wholly owned Consolidated Subsidiary of CSL; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock.

(c) Sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business, or (ii) encumbrances required to secure Permitted Indebtedness of CSL or any of its Consolidated Subsidiaries.

(d) Acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business.

(e) Amend the CSL Charter, the CSL Bylaws or other governing documents or similar governing documents of any of its Consolidated Subsidiaries.

(f) Implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP, the SEC or applicable regulatory requirements.

(g) Take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Transactions or (ii) prevent the Mergers and the Preferred Stock Exchange from qualifying for the Intended Tax Treatment.

(h) Incur any Indebtedness for borrowed money or guarantee any Indebtedness of another Person, except for (i) draw-downs with respect to any Previously Disclosed financing arrangements existing as of the date of this Agreement and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and (ii) Permitted Indebtedness.

(i) Make or agree to make any new capital expenditure, other than (A) obligations to fund commitments to portfolio companies entered into in the ordinary course of business or (B) obligations to fund its pro rata allocation of capital expenditure expenses incurred by CGCIM.

(j) File or amend any material Tax Return other than in the ordinary course of business consistent with past practice; make, change or revoke any material Tax election; or settle or compromise any material Tax liability or refund.

(k) Take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause CSL to fail to qualify or not be subject to tax as a RIC.

(l) Enter into any new line of business (it being understood that this prohibition does not apply to any portfolio companies in which CSL or any of its Consolidated Subsidiaries has made a debt or equity investment that is, would or should be reflected in CSL’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC).

(m) Other than in the ordinary course of business consistent with past practice or as permitted by Section 6.3(h), enter into any Contract that would otherwise constitute a CSL Material Contract had it been entered into prior to the date of this Agreement.

(n) Other than in the ordinary course of business, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any CSL Material Contract (other than any CSL Material Contract related to Permitted Indebtedness).

(o) Settle any Proceeding against it, except for Proceedings that (i) are settled in the ordinary course of business consistent with past practice and CSL’s investment objectives and policies as publicly disclosed, in an amount not in excess of $1,000,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of it or any of its Consolidated Subsidiaries or, after the Effective Time, the Surviving Company or any of its Consolidated Subsidiaries and (iii) would not admit liability, guilt or fault.

(p) Except as otherwise expressly contemplated by this Agreement, merge or consolidate CSL or any of its Consolidated Subsidiaries with any Person or enter into any other similar extraordinary corporate transaction with any Person, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of CSL or any of its Consolidated Subsidiaries.

(q) Agree to take, make any commitment to take, or adopt any resolutions of the CSL Board authorizing, any of the actions prohibited by this Section 6.3.

ARTICLE VII

ADDITIONAL AGREEMENTS

7.1 Further Assurances.

(a) Subject to the right of CSL to take any action that constitutes a CSL Adverse Recommendation Change as expressly permitted pursuant to Section 7.7, the parties shall cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all Permits of all Governmental Entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the Transactions (including the Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and Governmental Entities.

In furtherance (but not in limitation) of the foregoing, each of CSL and CSL III shall as promptly as practicable file any required applications, notices or other filings under the HSR Act. Subject to applicable Law, CSL III and CSL shall have the right to review in advance, and, to the extent practicable, each shall consult the other on all the information relating to CSL III or CSL, as the case may be, and any of their respective Consolidated Subsidiaries, that appear in any filing made with, or written materials submitted to, any third-party or any Governmental Entity in connection with the Transactions. In exercising the foregoing right, each of the parties shall act reasonably and as promptly as practicable. The parties shall consult with each other with respect to the obtaining of all Permits, consents, approvals and authorizations of all third parties and Permits of all Governmental Entities necessary or advisable to consummate the Transactions and each party will keep the other reasonably apprised of the status of matters relating to completion of the Transactions. CSL, on the one hand, and CSL III, on the other hand, shall each, in connection with the efforts referenced in this Section 7.1(a) to obtain all requisite Permits for the Transactions under the HSR Act, use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry; (ii) keep the other party informed of any communication received by such party from, or given by such party to, the Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”), or any other Governmental Entity and (iii) subject to applicable Law, permit the other party to review, in advance, any written communication given by it to or received from, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ, or any other Governmental Entity, and to the extent permitted by the FTC, the DOJ, or other applicable Governmental Entity, give the other party the opportunity to attend and participate in such meetings and conferences subject to applicable Law.

(b) Notwithstanding anything to the contrary herein, nothing in this Agreement shall require either CSL and its Consolidated Subsidiaries or CSL III and its Consolidated Subsidiaries to make payments or provide other consideration for the repayment, restructuring or amendment of terms of indebtedness in connection with the Transactions (including the Mergers), other than any consent fees set forth in Section 3.3(b) of the CSL III Disclosure Schedule and Section 4.3(b) of the CSL Disclosure Schedule.

7.2 Regulatory Matters.

(a) CSL and CSL III shall as promptly as practicable jointly prepare and file with the SEC the Registration Statement. CSL shall use its reasonable best efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing and to keep the Registration Statement effective as long as necessary to consummate the Mergers. CSL shall use reasonable best efforts to cause the Proxy Statement/Prospectus to be promptly mailed to its stockholders upon such effectiveness and CSL III and CSL shall also use their respective reasonable best efforts to obtain any necessary state securities law or “blue sky” Permits and approvals required to carry out the Transactions, if any. CSL III shall use reasonable best efforts to furnish all information concerning CSL III and the holders of CSL III Common Shares as may be reasonably requested by CSL in connection with any such actions.

(b) Each of CSL and CSL III shall cooperate with the other in the preparation of the Registration Statement and shall furnish to the other all information reasonably requested as may be reasonably necessary or advisable in connection with the Registration Statement or any other filing or application made by or on behalf of CSL, CSL III or any of their respective Consolidated Subsidiaries to any Governmental Entity in connection with the Mergers and the other Transactions. Prior to the Effective Time, each party hereto shall promptly notify the other party (i) upon becoming aware of any event or circumstance that is required to be described in an amendment to the Registration Statement or in a supplement to the Proxy Statement/Prospectus and (ii) after the receipt by it of any comments of the SEC with respect to the Proxy Statement/Prospectus or the Registration Statement.

(c) Subject to applicable Law, each of CSL and CSL III shall promptly advise the other upon receiving any communication from any Governmental Entity, the consent or approval of which is required for consummation of the Transactions, that causes such party to believe that there is a reasonable likelihood that any Regulatory Approval will not be obtained or that the receipt of any such approval may be materially delayed or conditioned.

7.3 Stockholder Approval. As of the date of this Agreement, the CSL Board has adopted resolutions approving the CSL Matters on the terms and conditions set forth in this Agreement, and directing that the CSL Matters be submitted to CSL’s stockholders for their consideration, with the recommendation that the CSL stockholders approve the same. Notwithstanding anything to the contrary in Section 7.7, CSL shall submit to its stockholders the CSL Matters on the terms and conditions set forth in this Agreement and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions. In furtherance of that obligation, CSL shall take, in accordance with applicable Law and the CSL Charter and the CSL Bylaws, all actions necessary to send a notice as promptly as practicable (but in no event later than 5 Business Days) following the date on which the SEC declares the Registration Statement effective of which the Proxy Statement/Prospectus forms a part, to convene the CSL Stockholders Meeting, as promptly as practicable thereafter, to consider and vote upon approval of the CSL Matters including the issuance of shares of CSL Common Stock as Merger Consideration, on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the CSL Stockholders Meeting shall be determined in prior consultation with CSL III. Unless the CSL Board has withdrawn the CSL Recommendation in compliance with Section 7.7, CSL shall use reasonable best efforts to obtain from CSL’s stockholders the CSL Requisite Vote to approve the CSL Matters, on the terms and conditions set forth in this Agreement, including, subject to Section 7.7, by providing to CSL’s stockholders the CSL Board’s recommendation of the approval of the CSL Matters and including such recommendation in the Proxy Statement/Prospectus and by, at the reasonable request of CSL III, postponing or adjourning the CSL Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that CSL shall not postpone or adjourn the CSL Stockholders Meeting for any other reason without the prior written consent of CSL III (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Without limiting the generality of the foregoing, CSL’s obligations pursuant to this Section 7.3 (including its obligation to submit to its stockholders the CSL Matters and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to CSL, its Representatives or its stockholders of any Takeover Proposal (including any CSL Superior Proposal), (ii) CSL effecting a Takeover Approval or delivering a Notice of a CSL Superior Proposal or (iii) a CSL Adverse Recommendation Change.

7.4 Nasdaq Listing. CSL shall use reasonable best efforts to cause the shares of CSL Common Stock to be issued as Merger Consideration under this Agreement to be authorized for listing on the Nasdaq, subject to official notice of issuance, at or prior to the Effective Time.

7.5 Indemnification; Trustees’ and Officers’ Insurance.

(a) Following the Effective Time, CSL shall, to the fullest extent permitted under applicable Law, indemnify, defend and hold harmless and advance expenses to the present and former trustees, managers and officers of CSL III or the SPV (in each case, when acting in such capacity) (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) against all costs or expenses (including reasonable attorneys’ fees actually incurred, reasonable experts’ fees, reasonable travel expenses, court costs, transcript fees and telecommunications, postage and courier charges), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities (collectively, “Indemnified Liabilities”) incurred in connection with any Proceeding arising out of actions or omissions occurring at or prior to the Effective Time (including the Transactions). In the event of any such Indemnified Liabilities, (i) CSL shall advance to such Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred to the fullest extent permitted under applicable Law provided that the Person to whom expenses are advanced, or someone on his or her behalf, provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification and complies with other applicable provisions imposed under the Investment Company Act and interpretations thereof by the SEC or its staff and (ii) CSL and the applicable Indemnified Parties shall cooperate in the defense of such matter.

(b) Unless CSL and CSL III shall otherwise agree, prior to the Effective Time, CSL III shall, and, if CSL III is unable to, CSL shall, cause the Surviving Company or its successor, effective as of the Effective Time, to obtain and fully pay the premium for a “tail” insurance policy for the extension of the trustees’ and officers’ liability coverage of CSL III’s existing trustees’ and officers’ insurance policies for a claims reporting or discovery period of six years from and after the Effective Time (the “Tail Period”) with coverage and amounts not less than, and terms and conditions that are not materially less advantageous to the insureds as, CSL III’s existing policies with respect to matters existing or occurring at or prior to the Effective Time (the “Current T&O Insurance”). If CSL III and the Surviving Company or its successor for any reason fail to obtain such “tail” insurance policy as of the Effective Time, the Surviving Company or its successor shall, and CSL shall cause the Surviving Company or its successor to, continue to maintain in effect for the Tail Period the Current T&O Insurance in place as of the date of this Agreement with coverage and amounts not less than, and terms and conditions that are not materially less advantageous to the insureds as, provided in the Current T&O Insurance, or the Surviving Company or its successor shall, and CSL shall cause the Surviving Company or its successor to, purchase comparable insurance for the Tail Period; provided, that in no event shall the annual cost of such insurance exceed during the Tail Period 250% of the current aggregate annual premium paid by CSL III for such purpose; provided, further, that if the cost of such insurance coverage exceeds such amount, the Surviving Company or its successor shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.

(c) Any Indemnified Party wishing to claim indemnification under Section 7.5(a), upon learning of any Proceeding described above, shall promptly notify CSL in writing; provided, that the failure to so notify shall not affect the obligations of CSL under Section 7.5(a) unless CSL is materially prejudiced as a consequence.

(d) If CSL or any of its successors or assigns consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger or transfers all or substantially all of its assets to any other entity, then and in each such case, CSL shall cause proper provision to be made so that the successors and assigns of CSL shall assume the obligations set forth in this Section 7.5.

(e) The provisions of this Section 7.5 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by Contract or otherwise.

7.6 No Solicitation.

(a) Each of CSL III and CSL shall, and shall cause its respective Affiliates, Consolidated Subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents (collectively, “Representatives”) to, immediately cease and cause to be terminated any discussions or negotiations with any parties that may be ongoing with respect to, or that are intended to or could reasonably be expected to lead to, a Takeover Proposal, and demand the immediate return or destruction (which destruction shall be certified in writing to CSL III or CSL, as applicable) of all confidential information previously furnished to any Person (other than CSL III, CSL or their respective Affiliates or Representatives) with respect to any Takeover Proposal. Prior to the Effective Time, subject to Section 7.7 in the case of CSL, each of CSL III and CSL shall not, and shall cause its respective Affiliates, Consolidated Subsidiaries and its and their respective Representatives not to: (i) directly or indirectly solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any Contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the First Merger or any other Transaction; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any Person (other than CSL, CSL III or their respective Affiliates or Representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any Takeover Statute to any Person (other than CSL, CSL III or their respective Affiliates) or with respect to any transaction (other than the Transactions) or (y) unless required by applicable duties, waiver or release under any standstill or any similar agreement with respect to equity securities of CSL III or CSL; provided, however, that notwithstanding the foregoing, each party (A) may inform Persons of the provisions contained in this Section 7.6, and (B) shall be permitted to grant a waiver of, or terminate, any “standstill” or similar obligation of any third party with respect to equity securities of CSL or CSL III in order to allow such third party to confidentially submit a Takeover Proposal.

(b) Each of CSL III and CSL shall as promptly as reasonably practicable (and in any event within twenty-four (24) hours after receipt) (i) notify the other party in writing of any request for information or any Takeover Proposal and the material terms and conditions of such request, Takeover Proposal or inquiry (including the identity of the Person (or group of Persons) making such request, Takeover Proposal or inquiry) and (ii) provide to the other party copies of any written materials received by CSL III or CSL or their respective Representatives in connection with any of the foregoing, and the identity of the Person (or group of Persons) making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. Each of CSL III and CSL agrees that it shall keep the other party informed on a reasonably current basis of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep the other party informed on a reasonably current basis of any information requested of or provided by CSL III or CSL and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry.

7.7 CSL Takeover Proposals.

(a) If on or after the date of this Agreement and at any time prior to the CSL Stockholders Meeting: (i) CSL receives a bona fide unsolicited Takeover Proposal (under circumstances in which CSL has complied in all material respects with the provisions of 7.6(a) and (b)); (ii) the CSL Special Committee shall have determined in good faith, after consultation with its outside legal counsel and, in the case of financial matters, its financial advisor, that (x) failure to consider such Takeover Proposal would be reasonably likely to be inconsistent with the CSL directors’ duties under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a CSL Superior Proposal; and (iii) CSL gives CSL III written notice of its intention to engage in negotiations or discussions with the Person making such Takeover Proposal at least two (2) Business Days before engaging in such negotiations or discussions (with such written notice specifying the identity of the Person making such Takeover Proposal, the material terms and conditions of such Takeover Proposal and CSL’s intention to furnish information to, or participate in discussions or negotiations with, the Person making such Takeover Proposal) then, subject to compliance with this Section 7.7(a), CSL may:

(i) engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if CSL (A) receives from such Person an executed confidentiality agreement with customary terms (including a standstill) and (B) provides CSL III a copy of all such information that has not previously been delivered to CSL III simultaneously with delivery to such Person (or such Person’s Representatives or Affiliates); and

(ii) after fulfilling its obligations under Section 7.7(b) below, adopt, approve or recommend, or publicly propose to adopt, approve or recommend such Takeover Proposal, including entering into an agreement with respect thereto (collectively, a “Takeover Approval”).

If on or after the date of this Agreement and at any time prior to the CSL Stockholders Meeting, the CSL Special Committee shall have determined after consultation with its outside legal counsel that continued recommendation of the CSL Matters to CSL’s stockholders would be reasonably likely to be inconsistent with the CSL directors’ duties under applicable Law as a result of a CSL Superior Proposal, CSL may (A) withdraw or qualify (or modify or amend in a manner adverse to CSL III), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to CSL III), the approval, adoption, recommendation or declaration of advisability by the CSL Board of the CSL Matters, including the recommendation of the CSL Board that the stockholders of CSL approve the CSL Matters (the “CSL Recommendation”), and (B) take any action or make any statement, filing or release, in connection with the CSL Stockholders Meeting or otherwise, inconsistent with the CSL Recommendation in the Proxy Statement/Prospectus (any action described in clauses (A) and (B) referred to collectively with any Takeover Approval as an “CSL Adverse Recommendation Change”).

(b) Upon any determination that a Takeover Proposal constitutes a CSL Superior Proposal, CSL shall promptly provide (and in any event within twenty-four (24) hours of such determination) to CSL III a written notice (a “Notice of a CSL Superior Proposal”) (i) advising CSL III that the CSL Board has received a CSL Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such CSL Superior Proposal, including the amount per share or other consideration that the stockholders of CSL will receive in connection with the CSL Superior Proposal and including a copy of all written materials provided to or by CSL in connection with such CSL Superior Proposal (unless previously provided to CSL III), and (iii) identifying the Person making such CSL Superior Proposal. CSL shall cooperate and negotiate in good faith with CSL III (to the extent CSL III desires to negotiate) during the five (5) calendar day period following CSL III’s receipt of the Notice of a CSL Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such CSL Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement as would enable CSL to determine that such CSL Superior Proposal is no longer a CSL Superior Proposal and proceed with a CSL Recommendation without a CSL Adverse Recommendation Change. If thereafter the CSL Special Committee determines, in its reasonable good faith judgment after consultation with its outside legal counsel and, in the case of financial matters, its financial advisor and after giving effect to any proposed adjustments to the terms of this Agreement that such CSL Superior Proposal remains a CSL Superior Proposal or the failure to make such CSL Adverse Recommendation Change would be reasonably likely to be inconsistent with the CSL directors’ duties under applicable Law, and CSL has complied in all material respects with Section 7.7(a) and Section 7.7(b), CSL may make a CSL Adverse Recommendation Change or terminate this Agreement pursuant to Section 9.1(d)(ii).

(c) Other than as permitted by Section 7.7(a) and Section 7.7(b), neither CSL nor the CSL Board shall make any CSL Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no CSL Adverse Recommendation Change shall change the approval of the CSL Matters or any other approval of the CSL Board, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.

(d) CSL shall provide CSL III with prompt written notice of any meeting of the CSL Board at which the CSL Board is reasonably expected to consider any Takeover Proposal (such written notice shall in any event be received by CSL III reasonably in advance of such meeting).

(e) Other than in connection with a CSL Takeover Proposal, nothing in this Agreement shall prohibit or restrict the CSL Board from taking any action described in clause (A) of the definition of CSL Adverse Recommendation Change in response to an Intervening Event (a “CSL Intervening Event Recommendation Change”) if (A) prior to effecting any such CSL Intervening Event Recommendation Change, CSL promptly notifies CSL III, in writing, at least five (5) Business Days (the “CSL Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute a CSL Adverse Recommendation Change or a CSL Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) CSL shall, and shall cause its Representatives to, during the CSL Intervening Event Notice Period, negotiate with CSL III in good faith (to the extent CSL III desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit the CSL Board to make a CSL Intervening Event Recommendation Change, and (C) the CSL Special Committee determines, after consulting with outside legal counsel and, in the case of financial matters, its financial advisor, that the failure to effect such a CSL Intervening Event Recommendation Change, as applicable, after taking into account any adjustments made by CSL III during the CSL Intervening Event Notice Period, would be reasonably likely to be inconsistent with the CSL directors’ duties under applicable Law.

(f) Nothing contained in this Agreement shall be deemed to prohibit CSL, the CSL Board or the CSL Special Committee from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to CSL’s stockholders if, after consultation with its outside legal counsel, CSL determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be a CSL Adverse Recommendation Change unless the CSL Board expressly publicly reaffirms the CSL Recommendation (i) in such communication or (ii) within three (3) Business Days after being requested in writing to do so by CSL III.

7.8 Access to Information.

(a) Upon reasonable notice, except as may otherwise be restricted by applicable Law, each of CSL III and CSL shall, and shall cause each of its Consolidated Subsidiaries to, afford to the directors, trustees, officers, accountants, counsel, advisors and other Representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to its properties, books, Contracts, and records and, during such period, such party shall, and shall cause its Consolidated Subsidiaries to, make available (including via EDGAR) to the other party all other information concerning its business and properties as the other party may reasonably request; provided that the foregoing shall not require CSL III or CSL, as applicable, to afford access to or to disclose any information that in such party’s reasonable judgment would violate any confidentiality obligations to which such party is subject to if after using its reasonable best efforts with respect thereto, it was unable to obtain any required consent to provide such access or make such disclosure; provided, further, that either CSL III or CSL may restrict access to the extent required by any applicable Law or as may be necessary to preserve attorney-client privilege or any similar privilege or protection under any circumstances in which such privilege or protection may be jeopardized by such disclosure or access.

(b) No investigation by a party hereto or its representatives shall affect or be deemed to modify the representations and warranties of the other party set forth in this Agreement.

7.9 Publicity. The initial press release with respect to the Transactions shall be a joint press release reasonably acceptable to each of CSL and CSL III. Thereafter, so long as this Agreement is in effect, CSL and CSL III each shall consult with the other before issuing or causing the publication of any press release or other public announcement with respect to this Agreement, the Mergers, or the Transactions, except as may be required by applicable Law or the rules and regulations of the Nasdaq and, to the extent practicable, before such press release or disclosure is issued or made, CSL or CSL III, as applicable, shall have used commercially reasonable efforts to advise the other party of, and consult with the other party regarding, the text of such disclosure; provided, that either CSL or CSL III may make any public statement in response to specific questions by analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are consistent with previous press releases, public disclosures or public statements made in compliance with this Section 7.9.

7.10 Takeover Statutes and Provisions. Neither CSL nor CSL III will take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Statutes. Each of CSL and CSL III shall take all necessary steps within its control to exempt (or ensure the continued exemption of) those Transactions from, or if necessary challenge the validity or applicability of, any applicable Takeover Statute, as now or hereafter in effect.

7.11 Tax Matters.

(a) Tax Representation Letters. Prior to the Effective Time (or at such other times as requested by counsel), each of CSL and CSL III shall execute and deliver to tax counsel a tax representation letter (which will be used in connection with the tax opinion contemplated by Sections 8.2(d) and 8.3(e), respectively). Each of CSL and CSL III shall use its reasonable best efforts not to take or cause to be taken any action that would cause to be untrue (or fail to take or cause not to be taken any action which inaction would cause to be untrue) any of the representations and covenants made to tax counsel in furtherance of such tax opinion.

(b) RIC Status. During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, (i) CSL III shall not, and shall not permit the SPV to, directly or indirectly, without the prior written consent of CSL take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause CSL III to fail to qualify as a RIC, and (ii) CSL shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of CSL III, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause CSL to fail to qualify as a RIC.

(c) Tax Treatment of the Mergers. For United States federal income Tax purposes, (i) the parties intend that the Mergers, taken together, constitute an integrated plan of the type contemplated in IRS Revenue Ruling 2001-46 and will qualify as a “reorganization” within the meaning of Section 368(a) of the Code (the “Mergers’ Intended Tax Treatment”) and (ii) this Agreement is intended to be, and is hereby adopted as, a “plan of reorganization” for purposes of Section 354 and 361 of the Code and Treasury Regulations Section 1.368-2(g) and 1.368-3(a), to which CSL III, CSL and Merger Sub are parties under Section 368(b) of the Code. Unless otherwise required by applicable Law or administrative action, (i) each of CSL III, CSL and Merger Sub shall use its reasonable best efforts to cause the Mergers to qualify for the Mergers’ Intended Tax Treatment, including by not taking any action that such party knows is reasonably likely to prevent such qualification; and (ii) each of CSL III, CSL and Merger Sub shall report the Mergers for U.S. federal income Tax purposes in a manner consistent with the Mergers’ Intended Tax Treatment.

(d) Tax Treatment of the Preferred Stock Exchange. For United States federal income Tax purposes, (i) CSL intends that the Preferred Stock Exchange will qualify as a “reorganization” within the meaning of Section 368(a) of the Code (the “Preferred Stock Exchange Intended Tax Treatment”) and (ii) this Agreement is intended to be, and is hereby adopted as, a “plan of reorganization” for purposes of Section 354 and 361 of the Code and Treasury Regulations Section 1.368-2(g) and 1.368-3(a), to which CSL is a party under Section 368(b) of the Code. Unless otherwise required by applicable Law or administrative action, (i) CSL shall use its reasonable best efforts to cause the Preferred Stock Exchange to qualify for the Preferred Stock Exchange Intended Tax Treatment, including by not taking any action that CSL knows is reasonably likely to prevent such qualification; and (ii) CSL shall report the Preferred Stock Exchange for U.S. federal income Tax purposes in a manner consistent with the Preferred Stock Exchange Intended Tax Treatment.

(e) Tax Opinions. CSL III shall use its best efforts to obtain the tax opinion described in Section 8.3(e), and CSL shall use its best efforts to obtain the tax opinion described in Section 8.2(e).

7.12 Stockholder Litigation. The parties to this Agreement shall reasonably cooperate and consult with one another in connection with the defense and settlement of any Proceeding by CSL III’s shareholders or CSL’s stockholders against any of them or any of their respective directors, trustees, officers or Affiliates with respect to this Agreement or the Transactions. Each of CSL III and CSL (i) shall keep the other party reasonably informed of any material developments in connection with any such Proceeding brought by its stockholders and (ii) shall not settle any such Proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).

7.13 No Other Representations or Warranties. The parties hereto acknowledge and agree that except for the representations and warranties of CSL III in Article III, representations and warranties of CSL in Article IV and the representations and warranties of Advisors in Article V, none of the Advisors, CSL III, CSL or any of CSL III’s or CSL’s respective Consolidated Subsidiaries or any other Person acting on behalf of the foregoing makes any representation or warranty, express or implied.

7.14 Merger of Surviving Company. Immediately after the occurrence of the Effective Time and the Terminations, the Surviving Company and CSL shall consummate the Second Merger in accordance with the DSTA and MGCL.

7.15 Coordination of Dividends. CSL and CSL III shall coordinate with each other in designating the record and payment dates for any quarterly dividends or distributions to its shareholders or stockholders, as applicable, declared in accordance with this Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur, and neither CSL nor CSL III shall authorize or declare any dividend or distribution to its shareholders or stockholders, as applicable, after the Determination Date at any time on or before the Closing Date. In the event that a dividend or distribution with respect to the CSL III Common Shares permitted under the terms of this Agreement has (i) a record date prior to the Effective Time and (ii) has not been paid as of the Effective Time, the holders of CSL III Common Shares shall be entitled to receive such dividend or distribution at the time such shares are exchanged pursuant to Article I and Article II.

7.16 Preferred Stock Exchange Documents. Following the date hereof and prior to the Effective Time, CSL and the holder of shares of CSL Preferred Stock shall enter into, or shall cause to be entered into, a definitive agreement providing for the Preferred Stock Exchange, upon the terms and subject to the conditions contained therein (the “Preferred Stock Exchange Documents”).

7.17 Section 16 Matters. Prior to the Effective Time, each of the CSL III Board and the CSL Board shall take all such steps as may be required to cause any dispositions of CSL III Common Shares or acquisitions of CSL Common Stock resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to CSL III or will become subject to such reporting requirements with respect to CSL, in each case, to be exempt pursuant to Rule 16b-3.

ARTICLE VIII

CONDITIONS PRECEDENT

8.1 Conditions to Each Party’s Obligations to Effect the First Merger. The respective obligations of the parties to effect the First Merger shall be subject to the satisfaction or, other than with respect to Section 8.1(a), which shall not be waived by any party hereto, waiver, at or prior to the Effective Time, of the following conditions:

(a) Stockholder Approval. The CSL Matters shall have been approved by the CSL Requisite Vote.

(b) Nasdaq Listing. The shares of CSL Common Stock to be issued under this Agreement in connection with the First Merger shall have been authorized for listing on the Nasdaq, subject to official notice of issuance.

(c) Registration Statement. The Registration Statement shall have become effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no Proceedings for that purpose shall have been initiated by the SEC. Any necessary state securities or “blue sky” authorizations shall have been received.

(d) No Injunctions or Restraints; Illegality. No Order issued by any court or agency of competent jurisdiction or other Law preventing, enjoining, restraining or making illegal the consummation of the Mergers or any of the other Transactions shall be in effect.

(e) Regulatory and Other Approvals. All Regulatory Approvals required by applicable Law to consummate the Transactions, including the Mergers, shall have been obtained and shall remain in full force and effect and all statutory waiting periods required by applicable Law in respect thereof shall have expired (including expiration of the applicable waiting period under the HSR Act). Each of the approvals listed on Section 8.1(e) of the CSL III Disclosure Schedule and Section 8.1(e) of the CSL Disclosure Schedule, if any, shall have been obtained and shall remain in full force and effect.

(f) No Litigation. There shall be no Proceeding by any Governmental Entity of competent jurisdiction pending that challenges the Mergers or any of the other Transactions or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Mergers or any of the other Transactions.

(g) Net Asset Value Determinations. The determination of both the Closing CSL Net Asset Value and the Closing CSL III Net Asset Value shall have been completed in accordance with Section 2.6.

(h) Preferred Stock Exchange Documents. The Preferred Stock Exchange shall have been consummated in accordance with the Preferred Stock Exchange Documents.

(i) Lock-Up Agreement. CSL and the holder of CSL Preferred Stock shall have entered into the Lock-Up Agreement, to be effective as of the Closing.

8.2 Conditions to Obligations of CSL and Merger Sub to Effect the First Merger. The obligations of CSL and Merger Sub to effect the First Merger are also subject to the satisfaction or waiver by CSL, at or prior to the Effective Time, of the following conditions:

(a) Representations and Warranties of CSL III. (i) The representations and warranties of CSL III set forth in Section 3.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of CSL III set forth in Section 3.8(ii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of CSL III set forth in Sections 3.3(a), 3.3(b)(i), 3.7, 3.19 and 3.20 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of CSL III set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.2(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of CSL III are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of CSL III to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to CSL III. CSL shall have received a certificate signed on behalf of CSL III by the Chief Executive Officer or the Chief Financial Officer of CSL III to the effect that the conditions set forth in Sections 8.2(a)(i), (ii), (iii) and (iv) have been satisfied.

(b) Representations and Warranties of CSL III Advisor. (i) The representations and warranties of CSL III Advisor set forth in 5.2(a) and 5.2(b)(i) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (ii) the representations and warranties of CSL III Advisor set forth in this Agreement (other than those set forth in the foregoing clause (i)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the conditions set forth in this Section 8.2(b)(ii) shall be deemed to have been satisfied even if any such representations and warranties of CSL III Advisor are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of CSL III Advisor to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to CSL III Advisor. CSL shall have received a certificate signed on behalf of CSL III Advisor by an authorized officer of CSL III Advisor to the effect that the conditions set forth in this Section 8.2(b)(i) and (ii) have been satisfied, and, for the avoidance of doubt, any waiver of any of the conditions set forth in this Section 8.2(b) shall require prior written consent of CSL.

(c) Performance of Obligations of CSL III. CSL III shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time. CSL shall have received a certificate signed on behalf of CSL III by the Chief Executive Officer or the Chief Financial Officer of CSL III to such effect.

(d) Absence of CSL III Material Adverse Effect. Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of CSL III.

(e) Federal Tax Opinion. CSL shall have received the opinion of Sullivan & Cromwell LLP, addressed to CSL substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers, taken together, will be treated as a “reorganization” within the meaning of Section 368(a) of the Code and the Preferred Stock Exchange will be treated as a “reorganization” within the meaning of Section 368(a) of the Code. In rendering such opinion, tax counsel may rely upon the tax representation letters provided by CSL and CSL III.

8.3 Conditions to Obligations of CSL III to Effect the First Merger. The obligation of CSL III to effect the First Merger is also subject to the satisfaction or waiver by CSL III, at or prior to the Effective Time, of the following conditions:

(a) Representations and Warranties of CSL. (i) The representations and warranties of CSL set forth in Section 4.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of CSL and Merger Sub set forth in Section 4.8(ii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of CSL and Merger Sub set forth in Sections 4.3(a), 4.3(b)(i), 4.7 and 4.19 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of CSL and Merger Sub set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.3(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of CSL and Merger Sub are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of CSL and Merger Sub to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to CSL. CSL III shall have received a certificate signed on behalf of CSL by the Chief Executive Officer or the Chief Financial Officer of CSL and Merger Sub to the effect that the conditions set forth in Sections 8.2(a)(i), (ii), (iii) and (iv) have been satisfied.

(b) Representations and Warranties of CGCIM. (i) The representations and warranties of CGCIM set forth in Sections 5.2(a) and 5.2(b)(i) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (ii) the representations and warranties of CGCIM set forth in this Agreement (other than those set forth in the foregoing clause (i)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the conditions set forth in this Section 8.3(b)(ii) shall be deemed to have been satisfied even if any such representations and warranties of CGCIM are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of CGCIM to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to CGCIM. CSL III shall have received a certificate signed on behalf of CGCIM by an authorized officer of CGCIM to the effect that the conditions set forth in this Section 8.3(b)(i) and (ii) have been satisfied, and, for the avoidance of doubt, any waiver of any of the conditions set forth in this Section 8.3(b) shall require prior written consent of CSL III.

(c) Performance of Obligations of CSL and Merger Sub. Each of CSL and Merger Sub shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time. CSL III shall have received a certificate signed on behalf of CSL and Merger Sub by the Chief Executive Officer or the Chief Financial Officer of CSL to such effect.

(d) Absence of CSL and CGCIM Material Adverse Effect. Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of CSL or CGCIM.

(e) Federal Tax Opinion. CSL III shall have received the opinion of Sullivan & Cromwell LLP, addressed to CSL III substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers, taken together, will be treated as a “reorganization” within the meaning of Section 368(a) of the Code and the Preferred Stock Exchange will be treated as a “reorganization” within the meaning of Section 368(a) of the Code. In rendering such opinion, tax counsel may rely upon the tax representation letters provided by CSL and CSL III.

8.4 Frustration of Closing Conditions. None of CSL, Merger Sub or CSL III may rely on the failure of any condition set forth in this Article VIII to be satisfied to excuse performance by such party of its obligations under this Agreement if such failure was caused by such party’s failure to act in good faith or to use its commercially reasonable efforts to consummate the First Merger and the Transactions.

ARTICLE IX

TERMINATION AND AMENDMENT

9.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the CSL Matters by the stockholders of CSL:

(a) by mutual consent of CSL III and CSL in a written instrument authorized by each of the CSL III Board (upon the recommendation of the CSL III Special Committee), and the CSL Board (upon the recommendation of the CSL Special Committee);

(b) by either CSL III (acting upon the recommendation of the CSL III Special Committee) or CSL (acting upon the recommendation of the CSL Special Committee), if:

(i) any Governmental Entity that must grant a Regulatory Approval has denied approval of the Transactions (including the Mergers) and such denial has become final and nonappealable, or any Governmental

Entity of competent jurisdiction shall have issued a final and nonappealable Order, or promulgated any other Law permanently enjoining or otherwise prohibiting or making illegal the consummation of the Transactions;

(ii) the First Merger shall not have been consummated on or before March 31, 2025 (the “Initial Termination Date”); provided, that (x) if on the Initial Termination Date all of the conditions to the Closing, other than the conditions set forth in Section 8.1(a), Section 8.1(e) and Section 8.1(f) (but for the purposes of Section 8.1(f), only to the extent related to any Regulatory Approvals), shall have been satisfied or waived (except for those conditions that by their nature are to be satisfied at the Closing), then the Initial Termination Date may be extended to the date that is ninety (90) days after the Initial Termination Date (the “First Extended Termination Date”) upon delivery of written notice by one Party to the other Party no later than three (3) Business Days prior to the Initial Termination Date, and (y) if on the First Extended Termination Date, all of the conditions to the Closing, other than the conditions set forth in Section 8.1(a), Section 8.1(e) and Section 8.1(f) (but for the purposes of Section 8.1(f), only to the extent related to any Regulatory Approvals), shall have been satisfied or waived (except for those conditions that by their nature are to be satisfied at the Closing), then the First Extended Termination Date may be extended to the date that is ninety (90) days after the First Extended Termination Date (the “Second Extended Termination Date”) upon delivery of written notice by one Party to the other Party no later than three (3) Business Days prior to the Second Extended Termination Date; provided, further, that the right to terminate this Agreement pursuant to this Section 9.1(b)(ii) shall not be available to any party whose failure to fulfill in any material respect any of its obligations under this Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Termination Date;

(iii) the stockholders of CSL shall have failed to approve the CSL Matters by the CSL Requisite Vote of CSL’s stockholders at a duly held meeting of CSL’s stockholders or at any adjournment or postponement thereof at which the CSL Matters have been voted upon;

provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(b) shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that has been the principal cause of or resulted in the failure to consummate the Transactions;

(c) by CSL III, if:

(i) there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of CSL, Merger Sub or CGCIM, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 8.3(a), (b) or (d), and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within 30 days after the giving of notice thereof by CSL III to CSL (provided that neither CSL III nor CSL III Advisor is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 8.1, 8.2(a), 8.2(b) or 8.2(d) not to be satisfied);

(ii) prior to obtaining approval of the CSL Matters by the stockholders of CSL (A) a CSL Adverse Recommendation Change and/or Takeover Approval shall have occurred, (B) CSL shall have failed to include in the Proxy Statement/Prospectus the CSL Recommendation, (C) a Takeover Proposal is publicly announced and CSL fails to issue, within 10 Business Days after such Takeover Proposal is announced, a press release that reaffirms the CSL Recommendation, or (D) a tender or exchange offer relating to any shares of CSL Common Stock shall have been commenced by a third party and CSL shall not have sent to its stockholders, within 10 Business Days after the commencement of such tender or exchange offer, a statement disclosing that the CSL Board recommends rejection of such tender or exchange offer; or

(iii) CSL breaches, in any material respect, its obligations under Section 7.6(b) or Section 7.7;

(d) by CSL, if:

(i) there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of CSL III or CSL III Advisor, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 8.2(a), (b) or (d), and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within 30 days after the giving of notice thereof by CSL to CSL III (provided that none of CSL, Merger Sub or CGCIM is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 8.1, 8.3(a), 8.3(b) or 8.3(d) not to be satisfied); or

(ii) prior to obtaining the approval of the CSL Matters by the stockholders of CSL, (A) CSL is not in material breach of any of the terms of this Agreement, (B) the CSL Board, upon the recommendation of the CSL Special Committee, subject to complying with the terms of this Agreement (including Section 7.7(b)) has authorized CSL to enter into, and CSL concurrently enters into, a definitive Contract with respect to the CSL Superior Proposal and (C) simultaneously with, and as a condition to, any such termination, CSL pays or causes to be paid to CSL III (or its designee) in immediately available funds the Termination Fee pursuant to Section 9.2(a).

The party desiring to terminate this Agreement pursuant to Section 9.1 shall give written notice of such termination to the other party in accordance with Section 11.2, specifying the provision or provisions hereof pursuant to which such termination is effected.

9.2 Termination Fee.

(a) If this Agreement shall be terminated:

(i) by CSL III pursuant to Section 9.1(c)(ii), then, promptly, but in no event later than three (3) Business Days after the date of such termination, CSL shall pay or cause to be paid to CSL III (or its designee), subject to applicable Law, a non-refundable fee in an amount equal to $26,000,000 (the “Termination Fee”) as liquidated damages and full compensation hereunder;

(ii) by CSL pursuant to Section 9.1(d)(ii), then, prior to, and as a condition to such termination, CSL shall pay or cause the third party that made the applicable CSL Superior Proposal to pay to CSL III (or its designee), subject to applicable Law, the Termination Fee as liquidated damages and full compensation hereunder; or

(iii) (A) by (1) CSL or CSL III pursuant to (x) any provision of Section 9.1 at a time when this Agreement was terminable by CSL III pursuant to Section 9.1(c)(iii), (y) Section 9.1(b)(ii) or (z) Section 9.1(b)(iii) or (2) CSL III pursuant to Section 9.1(c)(i) (solely to the extent that CSL has committed a willful or intentional breach) or Section 9.1(c)(iii), (B) a Takeover Proposal has been publicly disclosed after the date of this Agreement and, prior to the date of such termination, has not been withdrawn (1) with respect to any termination pursuant to Section 9.1(b)(ii) or Section 9.1(c)(i), prior to the date of such termination and (2) with respect to any termination pursuant to Section 9.1(b)(iii), prior to the time of the duly held CSL Stockholders Meeting, and (C) CSL enters into a definitive Contract with respect to such Takeover Proposal within 12 months after such termination, and such Takeover Proposal is subsequently consummated (regardless of whether such consummation happens prior to or following such 12-month period), then, within two (2) Business Days after the date that such Takeover Proposal is consummated, CSL shall cause the third party that made such Takeover Proposal (or its designee) to pay CSL III, subject to applicable Law, the Termination Fee as liquidated damages and full compensation hereunder; provided, that for purposes of this Section 9.2(a)(iii), the term “Takeover Proposal” will have the meaning assigned to such term in Article X, except that references to “25%” will be deemed to be references to “50%.”

The Termination Fee shall be paid by wire transfer of immediately available funds to an account designated in writing to CSL by CSL III if CSL III shall have furnished to CSL wire payment instructions prior to the date of payment or, otherwise, by certified or official bank check. In the event that the Termination Fee becomes payable and is paid pursuant to this Section 9.2(a), the Termination Fee shall be CSL III’s sole and exclusive remedy for monetary damages under this Agreement.

(b) The parties acknowledge that the agreements contained in this Section 9.2 are an integral part of the Transactions, that without these agreements CSL III would not have entered into this Agreement, and that any amounts payable pursuant to this Section 9.2 do not constitute a penalty. If CSL fails to pay any amounts due to CSL III pursuant to this Section 9.2 within the time periods specified in this Section 9.2, CSL shall pay reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) incurred by CSL III in connection with any action, including the filing of any lawsuit, taken to collect payment of such amounts, together with interest on such unpaid amounts from the date payment of such amounts was due at the prime lending rate in effect on the date payment was due as published in The Wall Street Journal (or any successor publication thereto), calculated on a daily basis from the date such amounts were required to be paid until the date of actual payment.

9.3 Effect of Termination. In the event of termination of this Agreement by either CSL III or CSL as provided in Section 9.1, this Agreement shall forthwith become void and have no effect, and none of CSL, Merger Sub, CSL III, any of their respective Affiliates or Consolidated Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the Transactions, except that Section 7.8, Article IX and Article XI (including, in each case, any applicable definitions) shall survive any termination of this Agreement; provided, however, that nothing herein shall relieve any party from any liabilities for damages incurred or suffered by another party arising out of the willful or intentional breach by such party of any provision of this Agreement or a failure or refusal by such party to consummate this Agreement and the Transactions when such party was obligated to do so in accordance with the terms hereof.

9.4 Fees and Expenses.

(a) Subject to Section 9.2 and Section 9.4(c), all fees and expenses incurred by any party or any of its Consolidated Subsidiaries in connection with this Agreement and the Transactions (the “BDC Expenses”), including all (i) fees and expenses for financial advisory and legal services to each of CSL and CSL III in connection with this Agreement and the Transactions, (ii) fees and expenses incurred in connection with the CSL Stockholder Meeting, such as printing and mailing the Registration Statement and necessary ancillary documents, (iii) fees and expenses incurred in connection with soliciting and tabulating stockholder votes, including the cost of a proxy solicitation firm, (iv) fees and expenses incurred in connection with meetings of the CSL Special Committee and the CSL III Special Committee, (v) fees and expenses incurred by the CSL Board or the CSL III Board in connection with the Transactions including legal, tax, and other outside advisors and (vi) fees and expenses incurred in connection with litigation relating to the Transactions shall, in each case, be paid by the party incurring such fees or expenses (or, in the case of Merger Sub, CSL), whether or not the Transactions (including the First Merger) are consummated.

(b) All fees and expenses (whether or not incurred or owed by CSL or CSL III) related to (i) the drafting of this Agreement, the other ancillary documents and the Registration Statement, (ii) filing and other fees paid to the SEC in connection with the Transactions, and (iii) filing and other fees incurred in connection with any filing under the HSR Act in connection with the Transactions (collectively, the “Joint Expenses”) shall be borne by CSL and CSL III on a pro rata basis based upon the relative net assets of CSL and CSL III as of the date on which the Exchange Ratio is determined, subject to reimbursement by the CSL III Advisor or CGCIM pursuant to Section 9.4(c).

(c) (i) If Closing occurs, (x) CGCIM shall, either through direct payment to the vendors or payees, through waiver or offset of fees owed to CGCIM or through reimbursement to CSL, bear 100% of the aggregate reasonable out-of-pocket costs and expenses constituting BDC Expenses incurred by CSL, and (y) CSL III Advisor shall, either through direct payment to the vendors or payees, through waiver or offset of fees owed to CSL III Advisor or through reimbursement to CSL III, bear 100% of the aggregate reasonable out-of-pocket costs and expenses constituting BDC Expenses incurred by CSL III, up to, in the case of clauses (x) and (y), an aggregate amount equal to $5,000,000, (ii) if Closing does not occur because the stockholders of CSL shall have failed to approve the CSL Matters by the CSL Requisite Vote of CSL’s stockholders at a duly held meeting of CSL’s stockholders or at any adjournment or postponement thereof at which the CSL Matters have been voted upon, CSL III Advisor shall, either through direct payment to the vendors or payees, through waiver or offset of fees owed to CSL III Advisor or through reimbursement to CSL III, bear 100% of the aggregate reasonable out-of-pocket costs and expenses constituting BDC Expenses incurred by CSL III, up to an aggregate amount equal to $2,500,000, and (iii) if Closing does not occur other than for a reason set forth in Section 9.4(c)(ii), (x) CGCIM shall, either through direct payment to the vendors or payees, through waiver or offset of fees owed to CGCIM or through reimbursement to CSL, bear 50% of the aggregate reasonable out-of-pocket costs and expenses constituting BDC Expenses incurred by CSL, and (y) CSL III Advisor shall, either through direct payment to the vendors or payees, through waiver or offset of fees owed to CSL III Advisor or through reimbursement to CSL III, bear 50% of the aggregate reasonable out-of-pocket costs and expenses constituting BDC Expenses incurred by CSL III, up to, in the case of clause (x) and (y), up to an aggregate amount equal to $2,500,000 (such amount under clauses (i), (ii) or (iii), the “Expense Cap”), and in the case of this clause (iii), CSL and CSL III shall bear the remaining 50% of their respective BDC Expenses in accordance with Section 9.4(a). For the avoidance of doubt, if Closing does not occur because the stockholders of CSL shall have failed to approve the CSL Matters by the CSL Requisite Vote of CSL’s stockholders at a duly held meeting of CSL’s stockholders or at any adjournment or postponement thereof at which the CSL Matters have been voted upon, CSL shall bear 100% of its BDC Expenses in accordance with Section 9.4(a). The Expense Cap shall be allocated between CSL and CSL III on a pro rata basis based upon the relative net assets of CSL and CSL III as of the date on which the Exchange Ratio is determined; provided, that if (A) the aggregate BDC Expenses and allocated Joint Expenses of either CSL or CSL III, as applicable, to be reimbursed to or paid on behalf of such party pursuant to the foregoing clauses (i) or (iii) exceeds such party’s pro rata share of the Expense Cap and (B) the aggregate BDC Expenses and allocated Joint Expenses of the other party to be compensated pursuant to the foregoing clauses (i) or (iii), as applicable, is less than such other party’s pro rata share of the applicable Expense Cap, then the portion of the Expense Cap not used by such other party in the immediately preceding clause (B) shall be added to the Expense Cap of the other party in the immediately preceding clause (A).

(d) Subject to Section 9.4(c) above, each of CSL and CSL III will pay all of its BDC Expenses and its pro rata share of Joint Expenses in excess of the portion of the Expense Cap applicable to it whether or not the Closing occurs.

9.5 Amendment. This Agreement may be amended by the parties, by action taken or authorized by their respective boards of directors or trustees, as the case may be, at any time before or after approval of the CSL Matters by the stockholders of CSL; provided, however, that after any approval of the CSL Matters by the stockholders of CSL, there may not be, without further approval of such stockholders, any amendment of this Agreement that requires such further approval under applicable Law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties (acting upon the recommendation of the CSL III Special Committee, in the case of CSL III, or the CSL Special Committee, in the case of CSL).

9.6 Extension; Waiver. At any time prior to the Effective Time, each party, by action taken or authorized by the CSL III Board, upon the recommendation of the CSL III Special Committee, or the CSL Board, upon the recommendation of the CSL Special Committee, as applicable, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or (c) waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other non-compliance.

ARTICLE X

CERTAIN DEFINITIONS

“Affiliate” of a Person means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person (it being understood that no portfolio company in which any Person has, directly or indirectly, made a debt or equity investment that is, would or should be reflected in the schedule of investments included in the quarterly or annual reports of such Person that are filed with the SEC shall be an Affiliate of such Person). The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” has a meaning correlative thereto.

“Business Day” means any day other than a Saturday or Sunday or a day on which banks are required or authorized to close in the City of New York, NY.

“Code” means the Internal Revenue Code of 1986.

“Consolidated Subsidiary”, when used with respect to any Person, means any corporation, partnership, limited liability company or other Person, whether incorporated or unincorporated, that is consolidated with such Person for financial reporting purposes under GAAP.

“Contagion Event” shall mean the outbreak and ongoing effects of a contagious disease, epidemic or pandemic (including COVID-19) or any treatment or vaccines therefor.

“Contract” means any agreement, contract, lease, mortgage, evidence of indebtedness, indenture, license or instrument, whether oral or written, and shall include each amendment, supplement and modification to the foregoing, to which a Person or any of its Consolidated Subsidiaries is a party or by which any of them may be bound.

“CSL Capital Stock” means the CSL Common Stock and the CSL Preferred Stock, collectively.

“CSL Matters” means (i) the proposed issuance of CSL Common Stock in connection with the First Merger and (ii) any other matters required to be approved or adopted by the stockholders of CSL in order to effect the Transactions.

“CSL Per Share NAV” means the quotient (rounded to the nearest whole cent) of (i) the Closing CSL Net Asset Value and (ii) the number of shares of CSL Common Stock issued and outstanding as of the Determination Date (taking into account the shares of CSL Common Stock to be issued as a result of the Preferred Stock Exchange as if the Preferred Stock Exchange had occurred as of the Determination Date).

“CSL Preferred Stock” means the cumulative convertible preferred stock, par value $0.01 per share, of CSL.

“CSL Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, CSL or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of CSL or more than 75% of the assets of CSL on a consolidated basis (a) on terms which the CSL Board determines in good faith to be superior for the stockholders of CSL (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the First Merger (after giving effect to the payment of the Termination Fee and any alternative proposed by CSL III in accordance with Section 7.7), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by CSL Board (upon the recommendation of the CSL Special Committee) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

“CSL III Administration Agreement” means the administration agreement between CSL III and Carlyle Global Credit Administration L.L.C. in effect as of the date of this Agreement.

“CSL III Advisory Agreement” means the investment advisory agreement between CSL III and CSL III Advisor in effect as of the date of this Agreement.

“CSL III Matters” means (i) the adoption of this Agreement and approval of the Transactions and (ii) any other matters approved or adopted by CSL III Board in order to effect the Transactions.

“CSL III Per Share NAV” means the quotient of (rounded to the nearest whole cent) (i) the Closing CSL III Net Asset Value and (ii) the number of CSL III Common Shares issued and outstanding as of the Determination Date (excluding any Cancelled Shares).

“CSL III Share of CSL Premium” means fifty percent (50%) multiplied by the difference between (A) the quotient of (x) CSL Common Stock Price; and (y) CSL Per Share NAV and (B) one (1).

“Credit Fund” means Middle Market Credit Fund, LLC, a Delaware limited liability company.

“Credit Fund II” means Middle Market Credit Fund II, LLC, a Delaware limited liability company.

“EDGAR” means the SEC’s Electronic Data Gathering Analysis and Retrieval System.

“Exchange Act” means the Securities Exchange Act of 1934.

“Exchange Ratio” shall be calculated as follows:

(i) if the closing price per share of CSL Common Stock on the Nasdaq on either the Determination Date or, if the Nasdaq is closed on the Determination Date, the most recent trading day prior to the Determination Date (the “CSL Common Stock Price”) is equal to or lesser than the CSL Per Share NAV, then the Exchange Ratio shall be the quotient (rounded to the fourth nearest decimal) of: (A) the CSL III Per Share NAV, and (B) the CSL Per Share NAV; or

(ii) if the CSL Common Stock Price is greater than the CSL Per Share NAV, then the Exchange Ratio shall be the quotient (rounded to the fourth nearest decimal) of: (A) the amount equal to (x) CSL III Per Share NAV multiplied by (y) the sum of (a) one (1) and (b) the CSL III Share of CSL Premium; and (B) the CSL Common Stock Price; provided, that, the amount set forth in sub-clause (y) for the purposes of the calculation shall not be greater than, and shall be subject to a cap of, 1.055.

“Governmental Entity” means any federal, state, local or foreign government or other governmental body, any agency, commission or authority thereof, any regulatory or administrative authority, any quasi-governmental body, any self-regulatory agency, any court, tribunal or judicial body, or any political subdivision, department or branch of any of the foregoing.

“Indebtedness” shall mean (a) any indebtedness or other obligation for borrowed money, (b) any indebtedness evidenced by a note, bond, debenture or similar instrument, (c) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations, (d) any capitalized lease obligations, (e) any direct or contingent obligations under letters of credit, bankers’ acceptances, bank guarantees, surety bonds and similar instruments, each to the extent drawn upon and unpaid, (f) any obligation to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business) and (g) guarantees in respect of clauses (a) through (f), in each case excluding obligations to fund commitments to portfolio companies entered into in the ordinary course of business.

“Independent Director” means each director who is not an “interested person”, as defined in the Investment Company Act, of CSL.

“Independent Trustee” means each trustee who is not an “interested person”, as defined in the Investment Company Act, of CSL III.

“Intended Tax Treatment” means the Mergers’ Intended Tax Treatment and the Preferred Stock Exchange Intended Tax Treatment.

“Intervening Event” means with respect to any party any event, change or development first occurring or arising after the date hereof that is material to, as applicable, CSL and its Consolidated Subsidiaries, taken as a whole, or CSL III and its Consolidated Subsidiaries, taken as a whole, that was not known to, or reasonably foreseeable by, the party’s board of directors, as of or prior to the date hereof (or if known or reasonably foreseeable, the material consequences of which were not known or reasonably foreseeable as of the date hereof) and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to, this Agreement; provided, however, that in no event shall the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price, or change in trading volume, of the CSL Common Stock (provided, however, that the exception to this clause (b) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred unless such underlying causes are otherwise excluded from the definition of Intervening Event); and (c) any changes in general economic or political conditions.

“Investment Advisers Act” means the Investment Advisers Act of 1940.

“Investment Company Act” means the Investment Company Act of 1940.

“knowledge” means (i) for CSL III, the actual knowledge of its executive officers and directors set forth in Section 9 of the CSL III Disclosure Schedule, (ii) for CSL, the actual knowledge of its executive officers and directors set forth in Section 9 of the CSL Disclosure Schedule and (iii) for each Advisor, the actual knowledge of the individuals set forth in Section 9 of the Advisors Disclosure Schedule.

“KBW” means Keefe, Bruyette & Woods, Inc.

“Law” means any federal, state, local or foreign law (including the common law), statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction or any Permit or similar right granted by any Governmental Entity.

“Liens” means all security interests, liens, claims, pledges, easements, mortgages, rights of first offer or refusal or other encumbrances.

“Material Adverse Effect” means, with respect to CSL, CSL III or each Advisor, as the case may be, any event, development, change, effect or occurrence (each, an “Effect”) that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (i) the business, operations, condition (financial or otherwise) or results of operations of such party and its Consolidated Subsidiaries, taken as a whole, other than (A) any Effect resulting from or attributable to (1) changes in general economic, social or political conditions or the financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God or pandemics, including a Contagion Event (including the impact on economies generally and the results of any actions taken by Governmental Entities in response thereto), (2) general changes or developments in the industries in which such party and its Consolidated Subsidiaries operate, including general changes in Law after the date hereof across such industries, except, in the case of the foregoing clauses (1) and (2), to the extent such changes or developments referred to therein have a materially disproportionate adverse impact on such party and its Consolidated Subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses or (3) the announcement of this Agreement or the Transactions or the identities of the parties to this Agreement or (B) any failure to meet internal or published projections or forecasts for any period, as the case may be, or, with respect to CSL, any decline in the price of shares of CSL Common Stock on the Nasdaq or trading volume of CSL Common Stock (provided that the underlying causes of such failure or decline shall be considered in determining whether there is a Material Adverse Effect) or (ii) the ability of such party to timely perform its material obligations under this Agreement or consummate the First Merger and the other Transactions.

“Order” means any writ, injunction, judgment, order or decree entered, issued, made or rendered by any Governmental Entity.

“Permit” means any license, permit, variance, exemption, approval, qualification, or Order of any Governmental Entity.

“Permitted Indebtedness” means Indebtedness of CSL or CSL III, as applicable, and its respective Consolidated Subsidiaries (i) outstanding as of the date of this Agreement or (ii) Indebtedness incurred after the date of this Agreement to the extent permitted by the Investment Company Act that is substantially consistent with the past practices of CSL or CSL III, as applicable.

“Person” means an individual, a (general or limited) partnership, a corporation, a limited liability company, an association, a trust, a joint venture, a Governmental Entity or other legal entity or organization.

“Previously Disclosed” means information (i) with respect to CSL III, (A) set forth by CSL III in the CSL III Disclosure Schedule or (B) disclosed since the Applicable Date in any CSL III SEC Report, and (ii) with respect to CSL, (A) set forth by CSL in the CSL Disclosure Schedule or (B) disclosed since the Applicable Date in any CSL SEC Report; provided, however, that any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature in any CSL III SEC Report or CSL SEC Report, as the case may be, shall not be deemed to be “Previously Disclosed.”

“Proceeding” means an action, suit, arbitration, investigation, examination, litigation, lawsuit or other proceeding, whether civil, criminal or administrative.

“Raymond James” means Raymond James & Associates, Inc.

“Regulatory Approvals” means all applications and notices with, and receipt of consents, authorizations, approvals, exemptions or nonobjections from any Governmental Entity.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933.

“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any Person or group of Persons (other than CSL or CSL III or any of their respective Affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving CSL III or CSL, as applicable, or any of such party’s respective Consolidated Subsidiaries, as applicable, or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of CSL III or CSL, as applicable, and such party’s respective Consolidated Subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding CSL Common Shares, or other equity or voting interests in, CSL III or in any of CSL III’s Consolidated Subsidiaries or, CSL or in any of CSL’s Consolidated Subsidiaries, as applicable, in each case other than the First Merger and the other Transactions.

“Tax” means all federal, state, local, and foreign income, excise, gross receipts, gross income, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, franchise, value added and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon.

“Tax Dividend” means a dividend or dividends, other than a Quarterly Dividend, with respect to any applicable tax year, which is deductible pursuant to the dividends paid deduction under Section 562 of the Code, and shall have the effect of distributing to CSL III’s shareholders (i) all of its previously undistributed “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code, (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iv) net capital gain (within the meaning of Section 1222(11) of the Code), if any, in each case recognized either in the applicable tax year or any prior tax year.

“Tax Return” means a report, return, statement, form or other information (including any schedules, attachments or amendments thereto) required to be supplied to a Governmental Entity with respect to Taxes including, where permitted or required, consolidated, combined or unitary returns for any group of entities.

“Trading Day” shall mean a day on which shares of CSL Common Stock are traded on Nasdaq.

“Transactions” means the transactions contemplated by this Agreement, including the Mergers.

“Treasury Regulations” means all final and temporary federal income tax regulations issued under the Code by the United States Treasury Department.

Table of Definitions

Term:	Section:
BDC Expenses	9.4(a)
Closing Date	1.2
Code	Recitals
CSL	Preamble
CSL III	Preamble
CSL III Advisor	Preamble
CSL III Balance Sheet	3.6(b)
CSL III Board	Recitals
CSL III Bylaws	3.1(b)

Table of Definitions

Term:	Section:
CSL III Capitalization Date	3.2(a)
CSL III Declaration of Trust	3.1(b)
CSL III Common Share	1.5(b)
CSL III Disclosure Schedule	11.9
CSL III Insurance Policy	3.15
CSL III Intellectual Property Rights	3.16
CSL III Material Contracts	3.14(a)
CSL III SEC Reports	3.5(a)
CSL III Special Committee	Recitals
CSL III Voting Debt	3.2(a)
CSL Adverse Recommendation Change	7.7(a)
CSL Balance Sheet	4.6(b)
CSL Board	Recitals
CSL Bylaws	4.1(b)
CSL Capitalization Date	4.2(a)
CSL Charter	4.1(b)
CSL Common Stock	1.5(b)
CSL Disclosure Schedule	11.9
CSL Insurance Policy	4.15
CSL Intellectual Property Rights	4.16
CSL Intervening Event Notice Period	7.7(e)
CSL Intervening Event Recommendation Change	7.7(e)
CSL Material Contracts	4.14(a)
CSL Recommendation	7.7(a)
CSL Requisite Vote	4.3(a)
CSL SEC Reports	4.5(a)
CSL Special Committee	Recitals
CSL Stockholders Meeting	4.3(a)
CSL Voting Debt	4.2(a)
Current T&O Insurance	7.5(b)
DE SOS	1.3
Delaware Certificate of Merger	1.3
Determination Date	2.6(a)
Disclosure Schedule	11.9
DOJ	7.1(a)
DSTA	1.1
Effective Time	1.3
Employee Benefit Plans	3.13
Enforceability Exception	3.3(a)
Exchange Fund	2.3
EY	3.6(a)
First Extended Termination Date	9.1(b)(ii)
First Merger	Recitals
FTC	7.1(a)
GAAP	3.6(a)
HSR Act	3.4
Indemnified Liabilities	7.5(a)
Indemnified Parties	7.5(a)
Indemnified Party	7.5(a)

Table of Definitions

Term:	Section:
Initial Termination Date	9.1(b)(ii)
Intellectual Property Rights	3.16
Intended Tax Treatment	7.11(c)
IRS	3.11(a)
Joint Expenses	9.4(b)
Maryland Articles of Merger	1.3
Merger Consideration	1.5(c))
Merger Sub	Preamble
Mergers	Recitals
MGCL	1.1
Nasdaq	2.2
Notice of a CSL Superior Proposal	7.7(b)
Paying and Exchange Agent	2.3
Preferred Stock Exchange	1.6(b)
Preferred Stock Exchange Documents	7.16
Proxy Statement/Prospectus	3.4
Quarterly Dividends	6.2(b)
Registration Statement	3.4
Representatives	7.6(a)
RIC	3.11(b)
Rights	3.2(a)
Sarbanes-Oxley Act	3.6(g)
SDAT	1.3
Second Delaware Certificate of Merger	1.8(a)
Second Effective Time	1.8
Second Extended Termination Date	9.1(b)(ii)
Second Maryland Articles of Merger	1.8(a)
Second Merger	Recitals
SPV	3.1(c)
Surviving Company	Recitals
Tail Period	7.5(b)
Takeover Approval	7.7(a)(ii)
Takeover Statutes	3.19
Termination Fee	9.2(a)(i)
Terminations	1.7

ARTICLE XI

GENERAL PROVISIONS

11.1 Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for and subject to Section 7.5 and Section 9.4 and for those other covenants and agreements contained in this Agreement that by their express terms apply or are to be performed in whole or in part after the Effective Time.

11.2 Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed to have been duly given or made on the date of delivery to the recipient thereof if received prior to 5:00 p.m. in the place of delivery and such day is a Business Day (or otherwise on the next succeeding

Business Day) if (a) served by personal delivery or by an internationally recognized overnight courier to the Person or entity for whom it is intended, (b) delivered by registered or certified mail, return receipt requested, or (c) sent by email (unless the sender receives a non-delivery message or automatically generated response), as provided in this Section 11.2:

If to CSL III, to:

Carlyle Secured Lending III

One Vanderbilt Avenue, Suite 3400

New York, NY 10017

Attention:  Joshua Lefkowitz

Email:    Joshua.Lefkowitz@carlyle.com

with a copy, which will not constitute notice, to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attention:  William G. Farrar / Melissa Sawyer

Email:    farrarw@sullcrom.com / sawyerm@sullcrom.com

and

Sullivan & Worcester LLP

1666 K Street, NW

Washington, DC 20006

Attention:  David M. Leahy / David Mahaffey / John Chilton

Email:    dleahy@sullivanlaw.com / dmahaffey@sullivanlaw.com / jchilton@sullivanlaw.com

If to CSL or Merger Sub, to:

Carlyle Secured Lending, Inc.

One Vanderbilt Avenue, Suite 3400,

New York, NY 10017

Attention:  Joshua Lefkowitz

Email:    Joshua.Lefkowitz@carlyle.com

with a copy, which will not constitute notice, to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attention:  William G. Farrar / Melissa Sawyer

Email:    farrarw@sullcrom.com / sawyerm@sullcrom.com

and

Sidley Austin LLP

787 7th Avenue

New York, NY 10019

Attention:  Jay Baris / Bartholomew A. Sheehan

Email:    jbaris@sidley.com / bsheehan@sidley.com

If to CSL III Advisor, to:

CSL III Advisor, LLC

One Vanderbilt Avenue, Suite 3400

New York, NY 10017

Attention:  Joshua Lefkowitz

Email:    Joshua.Lefkowitz@carlyle.com

with a copy, which will not constitute notice, to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attention:  William G. Farrar / Melissa Sawyer

Email:    farrarw@sullcrom.com / sawyerm@sullcrom.com

If to CGCIM, to:

Carlyle Global Credit Investment Management L.L.C.

One Vanderbilt Avenue, Suite 3400

New York, NY 10017

Attention:  Joshua Lefkowitz

Email:    Joshua.Lefkowitz@carlyle.com

with a copy, which will not constitute notice, to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attention:  William G. Farrar / Melissa Sawyer

Email:    farrarw@sullcrom.com / sawyerm@sullcrom.com

11.3 Interpretation; Construction. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The terms “cash,” “dollars” and “$” mean United States dollars. All schedules and exhibits hereto shall be deemed part of this Agreement and included in any reference to this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that any term, provision, covenant or restriction is invalid, void or unenforceable, it is the express intention of the parties that such term, provision, covenant or restriction be enforced to the maximum extent permitted. The parties have jointly participated in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. Except as otherwise specifically provided herein, all references in this Agreement to any Law include the rules and regulations promulgated thereunder, in each case as amended, re-enacted, consolidated or replaced from time to time, and in the case of any such amendment, re-enactment, consolidation or replacement, reference herein to a particular provision shall be read as referring to such amended, re-enacted, consolidated or replaced provision and shall also include, unless the context otherwise requires, all applicable guidelines, bulletins or policies made in connection therewith; provided, that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date, references to any Law shall be deemed to refer to such Law as amended as of such date. Any agreement or instrument referred to herein means such agreement or instrument as from time to time amended, modified or supplemented, including by waiver or consent, and all attachments thereto and instruments incorporated therein. If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). The rule known as the ejusdem generis rule shall not apply, and accordingly, general words introduced by the word “other” shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things. Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” shall not be exclusive. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day.

11.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Agreement. The Parties understand and agree that delivery of a signed counterpart signature page to this Agreement or any amendment or waiver to this Agreement by electronic mail in portable document format (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, shall constitute valid and sufficient delivery thereof and shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party to this Agreement or to any such agreement or instrument shall raise the use of electronic means to deliver a signature to this Agreement or any amendment or waiver hereto or the fact that any signature or agreement or instrument was transmitted or communicated through the use of electronic means as a defense to the formation of a contract and each party hereto forever waives any such defense.

11.5 Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.

11.6 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement, and all Proceeding (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and enforced in accordance with, the Laws of the State of Delaware, including its statutes of limitations, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction (whether of the State of Delaware or any other jurisdiction) would be required thereby. Each party hereto agrees that it shall bring any Proceeding in respect of any claim based upon, arising out of or relating to this Agreement or the Transactions exclusively in the Court of Chancery of the State of Delaware and, if and only if such Court declines to exercise jurisdiction, the other courts of the State of Delaware or the federal courts of the United States of America located in the State of Delaware and the appellate courts therefrom (in such order of priority, the “Chosen Courts”) and solely in connection with claims arising under or relating to this Agreement (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to the laying of venue in any such Proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party hereto and (iv) agrees that mailing of process or other papers in connection with any such Action in the manner provided in Section 11.2 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS. EACH PARTY HEREBY ACKNOWLEDGES AND CERTIFIES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) IT MAKES THIS WAIVER VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS

AGREEMENT AND THE TRANSACTIONS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 11.6.

11.7 Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. Except as otherwise specifically provided in Section 7.5, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies under this Agreement.

11.8 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal or state court located in the State of Delaware, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party hereto has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.

11.9 Disclosure Schedule. Before entry into this Agreement, CSL, CSL III and the Advisors each delivered to the other party a schedule (the “CSL Disclosure Schedule”, the “CSL III Disclosure Schedule” and the “Advisors Disclosure Schedule”, respectively, each, a “Disclosure Schedule”) that sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Article III, Article IV, or Article V, as applicable, or to one or more covenants contained herein; provided, however, that notwithstanding anything in this Agreement to the contrary, the mere inclusion of an item as an exception to a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would be reasonably likely to have a Material Adverse Effect. Each Disclosure Schedule shall be numbered to correspond with the sections and subsections contained in this Agreement. The disclosure in any section or subsection of each Disclosure Schedule, shall qualify only (i) the corresponding section or subsection, as the case may be, of this Agreement, (ii) other sections or subsections of this Agreement to the extent specifically cross-referenced in such section or subsection thereof, and (iii) other sections or subsections of this Agreement to the extent it is reasonably apparent from a reading of the disclosure that such disclosure is applicable to such other sections or subsections.

[Signature Page Follows]

IN WITNESS WHEREOF, CSL III, CSL, Merger Sub and the Advisors have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

CARLYLE SECURED LENDING III

By:	/s/ Justin Plouffe
Name:	Justin Plouffe
Title:	Chief Executive Officer

CARLYLE SECURED LENDING, INC.

By:	/s/ Thomas M. Hennigan
Name:	Thomas M. Hennigan
Title:	Chief Financial Officer

BLUE FOX MERGER SUB, INC.

By:	/s/ Thomas M. Hennigan
Name:	Thomas M. Hennigan
Title:	Secretary

CSL III ADVISOR, LLC

(Solely for the purposes of Section 2.6, Article V, Section 8.2(b) and Article XI)

By:	/s/ Joshua Lefkowitz
Name:	Joshua Lefkowitz
Title:	Chief Legal Officer

CARLYLE GLOBAL CREDIT INVESTMENT MANAGEMENT L.L.C.

(Solely for the purposes of Section 2.6, Article V, Section 8.3(b) and Article XI)

By:	/s/ Joshua Lefkowitz
Name:	Joshua Lefkowitz
Title:	Chief Legal Officer

[Signature Page to Agreement and Plan of Merger]

FORM OF LOCK-UP AGREEMENT

This Lock-up Agreement is dated as of [•], 202[4] by and between (a) Carlyle Secured Lending, Inc. a Maryland corporation (the “Company”), and (b) each holder of record of shares of Common Stock resulting from the Preferred Stock Exchange as identified on Exhibit A hereto and the other Persons who enter into a joinder to this Agreement substantially in the form of Exhibit B hereto with the Company in order to become a “Stockholder Party” for purposes of this Agreement (collectively, the “Stockholder Parties”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Merger Agreement (as defined below).

BACKGROUND:

WHEREAS, the Stockholder Parties own or will own equity interests in the Company;

WHEREAS, the Company, Carlyle Secured Lending III, a Delaware statutory trust (“CSL III”), Blue Fox Merger Sub, Inc., a Maryland corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and, solely for the limited purposes set forth therein, CSL III Advisor, LLC, a Delaware limited liability company and investment adviser to CSL III (“CSL III Advisor”), and Carlyle Global Credit Investment Management, L.L.C., a Delaware limited liability company and investment adviser to the Company (“CGCIM,” together with CSL III Advisor, the “Advisors”), entered into an Agreement and Plan of Merger (as amended or modified from time to time, the “Merger Agreement”), dated as of August 2, 2024, pursuant to which, among other transactions, (a) Merger Sub will merge with and into CSL III (the “First Merger”), with CSL III continuing as the surviving company and as a wholly-owned subsidiary of the Company and (b) immediately following the First Merger, the surviving corporation of the First Merger will merge with and into the Company, with the Company continuing as the surviving company (the “Second Merger” and, together with the First Merger, the “Mergers”), in each case, on the terms and conditions set forth therein; and

WHEREAS, in connection with the Mergers, the parties hereto wish to set forth herein certain understandings between such parties with respect to restrictions on transfer of equity interests in the Company.

NOW, THEREFORE, the parties agree as follows:

ARTICLE I

INTRODUCTORY MATTERS

1.1 Defined Terms. In addition to the terms defined elsewhere herein, the following terms have the following meanings when used herein with initial capital letters:

“Advisors” has the meaning set forth in the Background.

“Affiliate” has the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

“Agreement” means this Lock-up Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof.

“CGCIM” has the meaning set forth in the Background.

“Change of Control” means any transaction or series of related transactions (A) following which a Person or “group” (within the meaning of Section 13(d) of the Exchange Act) of Persons (other than the Company or any of its Subsidiaries), has direct or indirect beneficial ownership of securities (or rights convertible or exchangeable into securities) representing fifty percent (50%) or more of the voting power of or economic rights or interests in the Company, (B) constituting a merger, consolidation, reorganization or other business combination, however effected, following which either (1) the members of the board of directors of the Company immediately prior to such merger, consolidation, reorganization or other business combination do not constitute at least a majority of the board of directors (or equivalent governing body) of the Person resulting from such transaction (or series of related transactions)or the ultimate parent thereof or (2) the voting securities of the Company immediately prior to such merger, consolidation, reorganization or other business combination do not continue to represent or are not converted into fifty (50%) or more of the combined voting power of the then outstanding voting securities of the Person resulting from such transaction (or series of related transactions) or the ultimate parent thereof, or (C) the result of which is a sale of all or substantially all of the consolidated assets of the Company and its Subsidiaries, taken as a whole, to any Person (other than the Company or its Subsidiaries).

“Chosen Courts” has the meaning set forth in Section 3.6.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company” has the meaning set forth in the Preamble.

“CSL III” has the meaning set forth in the Background.

“CSL III Advisor” has the meaning set forth in the Background.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“First Merger” has the meaning set forth in the Background.

“Lock-up” has the meaning set forth in Section 2.1(a).

“Lock-up Shares” has the meaning set forth in Section 2.1(c).

“Mergers” has the meaning set forth in the Background.

“Merger Agreement” has the meaning set forth in the Background.

“Merger Sub” has the meaning set forth in the Background.

“Permitted Transferees” has the meaning set forth in Section 2.1(c).

“Preferred Stock” means the convertible preferred stock, par value $0.01 per share, of the Company.

“Preferred Stock Exchange” means that transaction, upon the terms and subject to the conditions contained in the Preferred Stock Exchange Documents (as defined in the Merger Agreement), pursuant to which all shares of the Company’s Preferred Stock issued and outstanding will be exchanged for such number of the Company’s Common Stock in a transaction exempt from registration under the Securities Act of 1933, as amended, as is equal to the quotient of (i) the aggregate liquidation preference of Preferred Stock and (ii) the calculation of the net asset value per share of the Company’s Common Stock (with an accrual for any dividend declared by the Company and not yet paid).

“Proceeding” means an action, suit, arbitration, investigation, examination, litigation, lawsuit or other proceeding, whether civil, criminal or administrative.

“Restricted Period” has the meaning set forth in Section 2.1(c).

“Second Merger” has the meaning set forth in the Background.

“Stockholder Parties” has the meaning set forth in the Preamble.

“Trading Day” means any day on which shares of Common Stock are actually traded on the principal securities exchange or securities market on which shares of Common Stock are then traded.

“Transfer” has the meaning set forth in Section 2.1(c).

1.2 Construction. Unless the context otherwise requires: (a) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (b) “or” is disjunctive but not exclusive, (c) words in the singular include the plural, and in the plural include the singular, and (d) the words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to sections of this Agreement unless otherwise specified. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

ARTICLE II

LOCK-UP

2.1 Lock-up.

(a) Subject to the exclusions in Section 2.1(b), each Stockholder Party agrees not to Transfer any Lock-up Shares until the end of the Restricted Period without the prior written consent of the Company’s board of directors and such Transfer is made in accordance with applicable securities and other laws (the “Lock-up”).

(b) Each Stockholder Party or any of its Permitted Transferees may Transfer any Lock-up Shares it holds during the Restricted Period (i) to other Stockholder Parties or any direct or indirect partners, members or equity holders of such Stockholder Party, any Affiliates of such Stockholder Party or any related investment funds or vehicles controlled or managed by such Persons or their respective Affiliates; (ii) by gift to a charitable organization; (iii) in connection with any bona fide mortgage, encumbrance or pledge to a financial institution in connection with any bona fide loan or debt transaction or enforcement thereunder, including foreclosure thereof; or (iv) to the Company.

(c) For purposes of this Section 2.1:

(i) The term “Restricted Period” means:

(A) for one-third of the Lock-up Shares held by each Stockholder Party and its Permitted Transferees, the period beginning on the Closing Date and ending on the date that is 360 days after the Closing Date;

(B) for one-third of the Lock-up Shares held by each Stockholder Party and its Permitted Transferees, the period beginning on the Closing Date and ending on the date that is 540 days after the Closing Date; and

(C) for one-third of the Lock-up Shares held by each Stockholder Party and its Permitted Transferees, the period beginning on the Closing Date and ending 720 days after the Closing Date.

Notwithstanding the foregoing, in the event that a definitive agreement that contemplates a Change of Control is entered into after the Closing Date, the Restricted Period for any Lock-up Shares shall automatically terminate immediately prior to such Change of Control. For the avoidance of doubt, no Lock-up Shares shall be subject to Lock-up from and after the date that is 720 days after the Closing Date.

(ii) The term “Lock-up Shares” means with respect to any Stockholder Party and its respective Permitted Transferees, the shares of Common Stock held by such Person as a result of the Preferred Stock Exchange (but not, for the avoidance of doubt, shares of Common Stock acquired by such Person following the consummation of the First Merger or held by such Stockholder Party prior to the consummation of the First Merger other than as a result of the Preferred Stock Exchange).

(iii) The term “Permitted Transferees” means, prior to the expiration of the Restricted Period, any Person to whom such Stockholder Party or any other Permitted Transferee of such Stockholder Party is permitted to transfer such shares of Common Stock pursuant to Section 2.1(b).

(iv) The term “Transfer” means the (A) direct sale of, offer to sell, gift of, contract or agreement to sell by operation of law or otherwise, assignment, hypothecation or pledge of, grant of any option to purchase or otherwise disposition of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position with respect to, any security, (B) entry into any swap or other arrangement that directly transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (C) public announcement of any intention to effect any transaction specified in clause (A) or (B).

(d) Each Stockholder Party shall be permitted to enter into a trading plan established in accordance with Rule 10b5-1 under the Exchange Act during the applicable Restricted Period so long as no Transfers of such Stockholder Party’s shares of Common Stock in contravention of this Section 2.1 are effected prior to the expiration of the applicable Restricted Period.

(e) Each Stockholder Party also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of any Lock-up Shares except in compliance with the foregoing restrictions and to the addition of a legend to such Stockholder Party’s Lock-up Shares describing the foregoing restrictions.

(f) For the avoidance of doubt, each Stockholder Party shall retain all of its rights as a stockholder of the Company with respect to the Lock-up Shares during the Restricted Period, including the right to vote any Lock-up Shares.

ARTICLE III

GENERAL PROVISIONS

3.1 Notices. All notices and other communications in connection with this Agreement among the parties shall be in writing and shall be deemed to have been duly given or made on the date of delivery to the recipient thereof if received prior to 5:00 p.m. in the place of delivery and such day is a Business Day (or otherwise on the next succeeding Business Day) if (a) served by personal delivery or by an internationally recognized overnight courier to the Person or entity for whom it is intended, (b) delivered by registered or certified mail, return receipt requested, or (c) sent by email (unless the sender receives a non-delivery message or automatically generated response), as provided in this Section 3.1:

If to the Company, to:

Carlyle Secured Lending, Inc.

One Vanderbilt Avenue, Suite 3400,

New York, NY 10017

Attn: Joshua Lefkowitz

E-mail: Joshua.Lefkowitz@carlyle.com

with a copy (not constituting notice) to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attn: William G. Farrar / Melissa Sawyer

E-mail: farrarw@sullcrom.com / sawyerm@sullcrom.com

If to any Stockholder Party, to such address indicated on the Company’s records with respect to such Stockholder Party or to such other address or addresses as such Stockholder Party may from time to time designate in writing.

3.2 Amendment; Waiver.

(a) The terms and provisions of this Agreement may be amended or modified in whole or in part only by a duly authorized agreement in writing executed by the Company and the Stockholder Parties holding a majority of the shares then held by the Stockholder Parties in the aggregate as to which this Agreement has not been terminated.

(b) At any time prior to the date of this Agreement, the Company and any party hereto, by action taken or authorized by the board of directors of the Company, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties, (ii) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or (iii) waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other non-compliance.

3.3 Further Assurances. The parties hereto will, at the Company’s expense, sign such further documents, cause such meetings to be held, resolutions passed, exercise their votes and do and perform and cause to be done such further acts and things necessary, proper or advisable in order to give full effect to this Agreement and every provision hereof.

3.4 Assignment. No party hereto shall assign this Agreement or any part hereof without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. Any attempted assignment in violation of the terms of this Section 3.4 shall be null and void, ab initio.

3.5 Third Parties. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any person, other than the parties hereto, any right or remedies under or by reason of this Agreement, as a third party beneficiary or otherwise.

3.6 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement, and all Proceedings (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and enforced in accordance with, the Laws of the State of Delaware, including its statutes of limitations, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction (whether of the State of Delaware or any other jurisdiction) would be required thereby. Each party hereto agrees that it shall bring any Proceeding in respect of any claim based upon, arising out of or relating to this Agreement exclusively in the Court of Chancery of the State of Delaware and, if and only if such Court declines to exercise jurisdiction, the other courts of the State of Delaware or the federal courts of the United States of America located in the State of Delaware and the appellate courts therefrom (in such order of priority, the “Chosen Courts”) and solely in connection with claims arising under or relating to this Agreement (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to the laying of venue in any such Proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party hereto and (iv) agrees that mailing of process or other papers in connection with any such action in the manner provided in Section 3.1 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY HEREBY ACKNOWLEDGES AND CERTIFIES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) IT MAKES THIS WAIVER VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 3.6.

3.7 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal or state court located in the State of Delaware, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party hereto has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.

3.8 Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.

3.9 Severability. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that any term, provision, covenant or restriction is invalid, void or unenforceable, it is the express intention of the parties that such term, provision, covenant or restriction be enforced to the maximum extent permitted.

3.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Agreement. The parties hereto understand and agree that delivery of a signed counterpart signature page to this Agreement or any amendment or waiver to this Agreement by electronic mail in portable document format (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, shall constitute valid and sufficient delivery thereof and shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party to this Agreement or to any such agreement or instrument shall raise the use of electronic means to deliver a signature to this Agreement or any amendment or waiver hereto or the fact that any signature or agreement or instrument was transmitted or communicated through the use of electronic means as a defense to the formation of a contract and each party hereto forever waives any such defense.

3.11 Several Liability. The liability of any Stockholder Party hereunder is several (and not joint). Notwithstanding any other provision of this Agreement, in no event will any Stockholder Party be liable for any other Stockholder Party’s breach of such other Stockholder Party’s obligations under this Agreement.

3.12 Effectiveness. This Agreement shall be valid and enforceable as of the date of this Agreement and may not be revoked by any party hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Lock-up Agreement on the day and year first above written.

CARLYLE SECURED LENDING, INC.

By:
Name:
Title:

CARLYLE INVESTMENT MANAGEMENT L.L.C.

By:

Exhibit A

1. Carlyle Investment Management L.L.C.

Exhibit B

FORM OF JOINDER TO LOCK-UP AGREEMENT

[______], 20__

Reference is made to the Lock-up Agreement, dated as of August [•], 202__, by and among Carlyle Secured Lending, Inc. (the “Company”) and the other Stockholder Parties (as defined therein) from time to time party thereto (as amended from time to time, the “Lock-up Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Lock-up Agreement.

Each of the Company and each undersigned holder of shares of the Company (each, a “New Stockholder Party”) agrees that this Joinder to the Lock-up Agreement (this “Joinder”) is being executed and delivered for good and valuable consideration.

Each undersigned New Stockholder Party hereby agrees to and does become party to the Lock-up Agreement as a Stockholder Party. This Joinder shall serve as a counterpart signature page to the Lock-up Agreement and by executing below each undersigned New Stockholder Party is deemed to have executed the Lock-up Agreement with the same force and effect as if originally named a party thereto.

This Joinder may be executed in multiple counterparts, including by means of facsimile or electronic signature, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the undersigned have duly executed this Joinder as of the date first set forth above.

[NEW STOCKHOLDER PARTY]

By:
Name:
Title

CARLYLE SECURED LENDING, INC.

By:
Name:
Title:

ANNEX B—OPINION OF THE FINANCIAL ADVISOR TO THE CGBD SPECIAL COMMITTEE

August 2, 2024

Special Committee of the Board of Directors

Carlyle Secured Lending, Inc.

One Vanderbilt Avenue, Suite 3400

New York, NY 10017

Attention: Nigel Andrews and Leslie Bradford, Independent Directors

Members of the Special Committee of the Board of Directors:

We understand that Carlyle Secured Lending III (“Target”), Carlyle Secured Lending, Inc. (“Company”) and Blue Fox Merger Sub, Inc., a wholly-owned direct subsidiary of the Company (“Merger Sub”), propose to enter into the Agreement (defined below) pursuant to which, among other things, Merger Sub will merge with and into the Target, with the Target as the surviving company (the “Surviving Company”) (such transaction, the “First Merger” and, taken together with the immediately following merger of the Surviving Company with and into the Company (with the Company as the surviving company) (the “Second Merger”), the “Transaction”). Pursuant to the Agreement and subject to the terms, conditions and limitations set forth therein, at the Effective Time (as defined in the Agreement), by virtue of the First Merger and without any action on the part of the Company, the Target or Merger Sub or the holder of any securities of the foregoing, each common share of beneficial interest, $0.001 par value per share, of the Target (“Target Common Shares”) issued and outstanding immediately prior to the Effective Time, except for the Cancelled Shares (as defined in the Agreement), shall be converted into the right to receive a number of shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) equal to the exchange ratio (the “Exchange Ratio”), which shall be calculated in accordance with the Agreement.

The Special Committee of the Board of Directors (the “Special Committee”) has requested that Raymond James & Associates, Inc. (“Raymond James” or “we”) provide an opinion (this “Opinion”) to the Special Committee as to whether, as of the date hereof, the Exchange Ratio pursuant to the Agreement is fair from a financial point of view to the Company. With your consent, we have based our analysis and this Opinion on (i) financial information as of June 30, 2024, provided by the Company and the Target regarding the net asset values of each of the Company (which value was approximately $860.8 million) and the Target (which value was approximately $246.6 million); (ii) the number of issued and outstanding shares, as of June 30, 2024, of Company Common Stock (which number was 50,794,941) and Target Common Shares (which number was 11,587,705; and (iii) the closing price of Company Common Stock of $17.52 as of August 1, 2024, and that as a result of the foregoing, the Exchange Ratio would be 1.2350x.

In connection with our review of the proposed Transaction and the preparation of this Opinion, we have, among other things:

1.

reviewed the financial terms and conditions as stated in the draft of that certain Agreement and Plan of Merger, by and among the Company, the Target, the Merger Sub, and solely for certain limited purposes set forth therein, CSL III Advisor, LLC and Carlyle Global Credit Investment Management, L.L.C., dated as of July 31, 2024 (the “Agreement”);

2.	reviewed certain information related to the historical condition and prospects of the Target and the Company, as made available to Raymond James by or on behalf of the Company, including, but not

1100 Ridgeway Loop Road, 5th Floor // Memphis, TN 38120 // T 800.248.8863 // raymondjames.com

Raymond James & Associates, Inc., member New York Stock Exchange/SIPC

Special Committee of the Board of Directors

Carlyle Secured Lending, Inc.

August 2, 2024

limited to, (a) financial projections prepared by the management of the Target and the Company (the “Projections”) and (b) certain forecasts and estimates of potential cost savings, operating efficiencies, investment income effects, and other synergies expected to result from the Transaction, as prepared by management of the Company (the “Synergies”);

3.

reviewed the Target’s and the Company’s audited financial statements for the years ended December 31, 2022 and 2023, and unaudited financial statements for the three-month period ended March 31 2024, as they appear in their respective filings with the Securities and Exchange Commission (“SEC”) and for the six-month period ended June 30, 2024, as provided by the Company;

4.	reviewed the Target’s and the Company’s recent public filings and certain other publicly available information regarding the Target and the Company;

5.	reviewed the financial and operating performance of the Target and the Company and those of other selected public companies that we deemed to be relevant;

6.

considered certain publicly available financial terms of certain transactions we deemed to be relevant, including, without limitation, the nature and terms of certain other merger transactions and business combinations involving business development companies (“BDCs”);

7.

reviewed the current and historical market prices for Target Common Shares and Company Common Stock, and the current market prices of the publicly traded securities of certain other companies that we deemed to be relevant;

8.	conducted and/or reviewed such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate;

9.

received a certificate addressed to Raymond James from a member of senior management of the Company regarding, among other things, the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, Raymond James by or on behalf of the Company;

10.

discussed with members of the senior management of the Company certain information relating to the aforementioned and any other matters which we have deemed relevant to our inquiry including, but not limited to, the past and current business operations of the Target and the Company and the financial condition and future prospects and operations of the Target and the Company;

11.	reviewed estimates regarding certain pro forma financial effects of the Transaction on the Company (including, without limitation, the Synergies); and

12.

performed such other studies and analyses as we considered appropriate and have taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of BDCs generally.

With your consent, we have assumed and relied upon the accuracy and completeness of all information supplied by or on behalf of the Company or the Target or otherwise reviewed by or discussed with us, and we have undertaken no duty or responsibility to, nor did we, independently verify any of such information. Furthermore, we have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company or the Target is a party or may be subject,

1100 Ridgeway Loop Road, 5th Floor // Memphis, TN 38120 // T 800.248.8863 // raymondjames.com

Raymond James & Associates, Inc., member New York Stock Exchange/SIPC

Special Committee of the Board of Directors

Carlyle Secured Lending, Inc.

August 2, 2024

or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company or the Target is a party or may be subject. With your consent, this Opinion makes no assumption concerning, and therefore does not consider, the potential effects of any such litigation, claims or investigations or possible assertions. We have not made or obtained an independent appraisal of the assets or liabilities (contingent or otherwise) of the Target. With respect to the Projections, Synergies and any other information and data provided to or otherwise reviewed by or discussed with us, we have, with your consent, assumed that the Projections, Synergies and such other information and data have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management of each of the Company and the Target, and we have relied upon the Company to advise us promptly if any information previously provided became inaccurate or was required to be updated during the period of our review. We are not experts in the evaluation of loans and have not reviewed or analyzed any individual loans or the potential performance thereof. We express no opinion with respect to the Projections or Synergies, or the assumptions on which they are based. In addition, we have assumed that the final form of the Agreement will be substantially similar to the draft dated July 31, 2024 reviewed by us, and that the Transaction will be consummated in accordance with the terms of the Agreement without waiver or amendment of any conditions thereto. Furthermore, we have assumed, in all respects material to our analysis, that the representations and warranties of each party contained in the Agreement are true and correct and that each such party will perform all of the covenants and agreements required to be performed by it under the Agreement without being waived. We have relied upon and assumed, without independent verification, that (i) the Transaction will be consummated in a manner that complies in all respects with all applicable international, federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transaction will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an effect on the Transaction, the Target or the Company that would be material to our analyses or this Opinion.

This Opinion is based upon market, economic, financial and other circumstances and conditions existing and disclosed to us as of August 1, 2024. The credit, financial and stock markets have been experiencing unusual volatility (arising from factors related to, among other things, general economic conditions, geopolitical and economic uncertainty and inflation) and Raymond James expresses no opinion or view as to any potential effects of such volatility on the Transaction, the Company, or the Target. Although subsequent developments may occur, Raymond James is under no obligation to update, revise or reaffirm its analyses or this Opinion. We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company or the Target since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading in any material respect.

We express no opinion as to the underlying business decision to effect the Transaction, the structure or tax consequences of the Transaction or the availability or advisability of any alternatives to the Transaction. We provided advice to the Special Committee with respect to the proposed Transaction. We did not, however, recommend any specific amount of consideration or that any specific consideration constituted the only appropriate consideration for the Transaction. We did not solicit indications of interest with respect to a transaction involving the Company nor did we advise the Company with respect to its strategic alternatives. This Opinion does not express any opinion as to the likely trading range of Company Common Stock either until or

1100 Ridgeway Loop Road, 5th Floor // Memphis, TN 38120 // T 800.248.8863 // raymondjames.com

Raymond James & Associates, Inc., member New York Stock Exchange/SIPC

Special Committee of the Board of Directors

Carlyle Secured Lending, Inc.

August 2, 2024

following the Transaction, which may vary depending on numerous factors that generally impact the price of securities or on the financial condition of the Company at that time. Our opinion is limited to the fairness, from a financial point of view, of the Exchange Ratio, and we express no view or opinion as to any terms or other aspects of the Transaction, including without limitation the actual Exchange Ratio that will be calculated prior to the closing of the Transaction pursuant to the terms of the Agreement. Nor do we express any opinion as to the net asset value per share of Company Common Stock or Target Common Shares or as to what the net asset value per share of the Company Common Stock or Target Common Shares will be at any time.

We express no opinion with respect to any other reasons, legal, business, or otherwise, that may support the decision of the Board to approve or consummate the Transaction. Furthermore, no opinion, counsel or interpretation is intended by Raymond James on matters that require legal, accounting or tax advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, we have relied, with the consent of the Special Committee, on the fact that the Company has been assisted by legal, accounting and tax advisors and we have, with the consent of the Special Committee, relied upon and assumed the accuracy and completeness of the assessments by the Company and its advisors as to all legal, accounting and tax matters with respect to the Company, the Target and the Transaction, including, without limitation, that the Transaction will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

In formulating our opinion, we have considered only the Exchange Ratio as is described above and we did not consider and we express no opinion on the fairness of the amount or nature of any compensation to be paid or payable to any person or entity (including any of the Target’s officers, directors or employees) or class of any persons and/or entities, whether relative to the Exchange Ratio or otherwise. We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (1) the fairness of the Transaction to the holders of any class of securities, creditors, or other constituencies of the Company or the Target, or to any other party, except and only to the extent expressly set forth in the last sentence of this Opinion or (2) the fairness of the Transaction to any one class or group of the Company’s, the Target’s or any other party’s security holders or other constituencies vis-à -vis any other class or group of the Company’s, the Target’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration to be received in the Transaction amongst or within such classes or groups of security holders or other constituents, including the holders of the Company’s preferred stock). We are not expressing any opinion as to the impact of the Transaction on the solvency or viability of the Company or the Target or the ability of the Company or the Target to pay their respective obligations when they come due.

The delivery of this Opinion was approved by an opinion committee of Raymond James. Raymond James has been engaged to render financial advisory services to the Company in connection with the proposed Transaction and will receive a fee for such services, a substantial portion of which is contingent upon consummation of the Transaction. Raymond James will also receive a fee upon the delivery of this Opinion, which is not contingent upon the successful completion of the Transaction or on the conclusion reached herein. In addition, the Company has agreed to reimburse certain of our expenses and to indemnify us against certain liabilities arising out of our engagement.

In the ordinary course of our business, Raymond James may trade in the securities of the Company for our own account or for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities. In the two years preceding the date of this Opinion, Raymond James has not received material

1100 Ridgeway Loop Road, 5th Floor // Memphis, TN 38120 // T 800.248.8863 // raymondjames.com

Raymond James & Associates, Inc., member New York Stock Exchange/SIPC

Special Committee of the Board of Directors

Carlyle Secured Lending, Inc.

August 2, 2024

compensation from the Company or the Target. Furthermore, Raymond James may provide investment banking, financial advisory and other financial services to the Company or the Target or other participants in the Transaction in the future, for which Raymond James may receive compensation.

It is understood that this Opinion is solely for the information of the members of the Special Committee of the Board of Directors of the Company (solely in each director’s capacity as such) in evaluating the proposed Transaction and does not constitute a recommendation to the members of the Special Committee of the Board of Directors or any shareholder of the Company or the Target regarding how said shareholder should act or vote with respect to the proposed Transaction or any other matter; provided that this Opinion may be shared for informational purposes with the Board of Directors of the Company. Furthermore, this Opinion should not be construed as creating any fiduciary duty on the part of Raymond James to any such party. This Opinion may not be disclosed, reproduced, quoted, summarized, referred to at any time, in any manner, or used for any other purpose, nor shall any references to Raymond James or any of its affiliates be made, without our prior written consent, except that this Opinion may be disclosed in and filed with a proxy statement/prospectus used in connection with the Transaction that is required to be filed with the SEC, provided that this Opinion is quoted in full in such proxy statement/prospectus.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio pursuant to the Agreement is fair, from a financial point of view, to the Company.

Very truly yours,

RAYMOND JAMES & ASSOCIATES, INC.

1100 Ridgeway Loop Road, 5th Floor // Memphis, TN 38120 // T 800.248.8863 // raymondjames.com

Raymond James & Associates, Inc., member New York Stock Exchange/SIPC

ANNEX C—OPINION OF THE FINANCIAL ADVISOR TO THE CSL III SPECIAL COMMITTEE

August 2, 2024

The Special Committee of the Board of Trustees

The Board of Trustees

Carlyle Secured Lending III

One Vanderbilt Avenue, Suite 3400

New York, NY 10017

The Special Committee of the Board of Trustees (the “Committee”) and the Board of Trustees (the “Board”) of Carlyle Secured Lending III:

You have requested the opinion of Keefe, Bruyette & Woods, Inc. (“KBW” or “we”) as investment bankers as to the fairness, from a financial point of view, to the common shareholders of Carlyle Secured Lending III (“CSL III”) of the Exchange Ratio (as defined below) in the proposed merger of Blue Fox Merger Sub, Inc. (“Merger Sub”), a wholly-owned direct consolidated subsidiary of Carlyle Secured Lending, Inc. (“CSL”), with and into CSL III, with CSL III as the surviving company (such transaction, the “Merger” and, taken together with the immediately following merger of CSL III with and into CSL (with CSL as the surviving company) (the “Second Merger”), the “Transaction”), pursuant to the Agreement and Plan of Merger (the “Agreement”) to be entered into by and among CSL III, CSL, Merger Sub, solely for certain limited purposes set forth therein, CSL III Advisor, LLC (“CSL III Advisor”), the investment adviser to CSL III, and, solely for certain limited purposes set forth therein, Carlyle Global Credit Investment Management L.L.C. (“CGCIM”, and together with CSL III Advisor, the “Advisors”), the investment adviser to CSL. Pursuant to the Agreement and subject to the terms, conditions and limitations set forth therein, at the Effective Time, by virtue of the Merger and without any action on the part of CSL III, CSL or Merger Sub or the holder of any securities of the foregoing, each common share of beneficial interest, par value $0.001 per share, of CSL III (all such common shares, “CSL III Common Shares”) issued and outstanding immediately prior to the Effective Time, except for the Cancelled Shares (as defined in the Agreement), shall be converted into the right to receive a number of shares of common stock, par value $0.01 per share, of CSL (“CSL Common Stock”) calculated as follows: (i) if the closing price per share of CSL Common Stock on the Nasdaq on either the Determination Date (as defined in the Agreement) or, if the Nasdaq is closed on the Determination Date, the most recent trading day prior to the Determination Date (the “CSL Common Stock Price”) is equal to or less than the CSL Per Share NAV (as defined in the Agreement), then such number of shares of CSL Common Stock for each CSL III Common Share shall be the quotient (rounded to the fourth nearest decimal) of (A) the CSL III Per Share NAV (as defined in the Agreement), and (B) the CSL Per Share NAV or (ii) if the CSL Common Stock Price is greater than the CSL Per Share NAV, then such number of shares of CSL Common Stock for each CSL III Common Share shall be the quotient (rounded to the fourth nearest decimal) of (A) the amount equal to (x) CSL III Per Share NAV multiplied by (y) the sum (not to be greater than 1.055) of (a) one (1) and (b) the CSL III Share of CSL Premium (as defined in the Agreement), and (B) the CSL Common Stock Price. At the direction of CSL III and with the consent of the Committee, we have assumed, without independent verification, for purposes of our analyses and this opinion, that the CSL III Per Share NAV will be $21.28, that, if the CSL Common Stock Price were equal to the closing price per share of CSL Common Stock on July 31, 2024 and if the CSL Per Share NAV were equal to the publicly reported March 31, 2024 net asset value per share of CSL Common Stock, the CSL III Share of CSL Premium will be 0.0173, and that, as a result of the foregoing, the exchange ratio in the Merger of shares of CSL Common Stock for each CSL III Common Share will be 1.2258x (the “Exchange Ratio”). The terms and conditions of the Transaction are more fully set forth in the Agreement.

C-1

The Special Committee of the Board of Trustees

The Board of Trustees – Carlyle Secured Lending III

August 2, 2024

The Agreement further provides that, immediately prior to the Effective Time, all shares of Convertible Preferred Stock, Series A, of CSL issued and outstanding shall be exchanged for such number of shares of CSL Common Stock equal to the quotient of (i) the aggregate liquidation preference of such shares of Convertible Preferred Stock, Series A, of CSL and (ii) the Closing CSL Net Asset Value (as defined in the Agreement) (the “Preferred Stock Exchange”), pursuant to a separate agreement to be entered into CSL and its preferred stockholders.

KBW has acted as financial advisor to the Committee and not as an advisor to or agent of any other person in connection with the Transaction. As part of our investment banking business, we are regularly engaged in the valuation of business development company (“BDC”) securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. We and our affiliates, in the ordinary course of our and their broker-dealer businesses (and further to existing sales and trading relationships between an affiliate of CSL III, CSL and the Advisors and a KBW broker-dealer affiliate), may from time to time purchase securities from, and sell securities to, CSL III, CSL, CSL III Advisor, CGCIM and their affiliates. In addition, as market makers in securities, we and our affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of CSL for our and their own respective accounts and for the accounts of our and their respective customers and clients. We have acted exclusively for the Committee in rendering this opinion and will receive a fee from CSL III for our services. A portion of our fee is payable upon the rendering of this opinion, and a significant portion is contingent upon the successful completion of the Merger. In addition, CSL III has agreed to indemnify us for certain liabilities arising out of our engagement.

Other than in connection with this present engagement, in the past two years, KBW has not provided investment banking or financial advisory services to CSL III. In the past two years, KBW has not provided investment banking or financial advisory services to CSL, CSL III Advisor or CGCIM. We may in the future provide investment banking and financial advisory services to CSL III, CSL, CSL III Advisor or CGCIM and receive compensation for such services.

In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of CSL III and CSL and bearing upon the Transaction, including among other things, the following: (i) a draft of the Agreement dated August 1, 2024 (the most recent draft made available to us); (ii) the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2023 of CSL III; (iii) the unaudited quarterly financial statements and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024 of CSL III; (iv) certain preliminary draft and unaudited financial results for the quarter ended June 30, 2024 of CSL III (provided by CSL III); (v) the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2023 of CSL; (vi) the unaudited quarterly financial statements and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024 of CSL; (vii) certain preliminary draft and unaudited financial results for the quarter ended June 30, 2024 of CSL (provided by CSL); (viii) certain other interim reports and other communications of CSL III and CSL to their respective shareholders or stockholders; and (ix) other financial information concerning the respective businesses and operations of CSL III and CSL furnished to us by CSL III and CSL or which we were otherwise directed to use for purposes of our analysis. Our consideration of financial information and other factors that we deemed appropriate under the circumstances or relevant to our analyses included, among others, the following: (i) the historical and current financial position and results of operations of CSL III and CSL; (ii) the assets and liabilities of CSL III and CSL; (iii) the nature and terms of certain other merger transactions and business combinations in the BDC industry; (iv) a comparison of certain financial information for CSL III and certain financial and stock market information for CSL with similar information for certain other companies,

Keefe, Bruyette & Woods, A Stifel Company	C-2

The Special Committee of the Board of Trustees

The Board of Trustees – Carlyle Secured Lending III

August 2, 2024

the securities of which are publicly traded; (v) financial and operating forecasts and projections of CSL III and CSL (both on a standalone and pro forma combined basis) that were prepared by the management of CGCIM and CSL III Advisor, which is a subsidiary of CGCIM, that were provided to us by the Advisors and discussed with us by the management of CGCIM and CSL III Advisor, and that were used and relied upon by us based on such discussions, at the direction of CSL III and with the consent of the Committee; and (vi) estimates regarding certain pro forma financial effects of the Transaction (including, without limitation, the cost savings and operating synergies expected to result or be derived from the Transaction) that were prepared by the management of CGCIM and CSL III Advisor, provided to us by the Advisors and discussed with us by the management of CGCIM and CSL III Advisor, and used and relied upon by us based on such discussions, at the direction of CSL III and with the consent of the Committee. We have also performed such other studies and analyses as we considered appropriate and have taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the BDC industry generally. We have also participated in discussions with the management of CGCIM and CSL III Advisor regarding the past and current business operations, regulatory relations, financial condition and future prospects of CSL III and CSL and such other matters as we have deemed relevant to our inquiry. We have not been requested to assist, and have not assisted, the Committee and CSL III with soliciting indications of interest from third parties regarding a potential transaction with CSL III.

In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information provided to or discussed with us or that was publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility or liability for such verification, accuracy or completeness. We have relied, with the consent of CSL III and the Committee, upon the management of CGCIM and CSL III Advisor as to the reasonableness and achievability of the financial and operating forecasts and projections of CSL III and CSL and the estimates regarding certain pro forma financial effects of the Transaction (including, without limitation, the cost savings and operating synergies expected to result or be derived from the Transaction), all as referred to above (and the assumptions and bases for all such information), and we have assumed that all such information has been reasonably prepared and represents the best currently available estimates and judgments of the management of CGCIM and CSL III Advisor and that the forecasts, projections and estimates reflected in such information will be realized in the amounts and in the time periods currently estimated by such management.

It is understood that the foregoing financial information of CSL III and CSL that was provided to us was not prepared with the expectation of public disclosure and that all of the foregoing financial information is based on numerous variables and assumptions that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions and, in particular, the widespread disruption, extraordinary uncertainty and unusual volatility arising from global tensions and political unrest, economic uncertainty, inflation, prolonger higher interest rates and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions) and, accordingly, actual results could vary significantly from those set forth in such information. We have relied on all such information without independent verification or analysis and do not in any respect assume any responsibility or liability for the accuracy or completeness thereof. We have assumed, based on discussions with the management of CGCIM and CSL III Advisor, and with the consent of CSL III and the Committee, that all such information provides a reasonable basis upon which we can form our opinion and we express no view as to any such information or the assumptions or bases therefor. Among other things, the financial and operating forecasts and projections of CSL III referred to above assume an orderly wind down scenario ending in 2029. We have not been provided with financial and operating forecasts and projections of CSL III that assume no wind down or that extend beyond 2029 and, accordingly and at the

Keefe, Bruyette & Woods, A Stifel Company	C-3

The Special Committee of the Board of Trustees

The Board of Trustees – Carlyle Secured Lending III

August 2, 2024

direction of CSL III and with the consent of the Committee, we have not performed a dividend discount model analysis of CSL III that assumes no wind down.

We also have assumed that there have been no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either CSL III or CSL since the date of the last financial statements of each such entity that were made available to us. In rendering our opinion, we have not made or obtained any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of CSL III or CSL, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor have we examined any individual loan or credit files, nor did we evaluate the solvency, financial capability or fair value of CSL III or CSL under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. We express no view as to the value of any investment asset owned by CSL III or CSL that is used in connection with the net asset value computations made by CSL III or CSL or the valuation policies and procedures of CSL III or CSL in connection therewith. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Such estimates are inherently subject to uncertainty and should not be taken as our view of the actual value of any companies or assets.

We have assumed, in all respects material to our analyses, the following: (i) that the Transaction and any related transactions (including the Preferred Stock Exchange) will be completed substantially in accordance with the terms set forth in the Agreement (the final terms of which we have assumed will not differ in any respect material to our analyses from the draft reviewed by us and referred to above), with no adjustments to the Exchange Ratio assumed for purposes of our opinion and with no other consideration or payments in respect of CSL III Common Shares; (ii) that the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iii) that each party to the Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (iv) that there are no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Transaction or any related transactions and that all conditions to the completion of the Transaction and any related transactions will be satisfied without any waivers or modifications to the Agreement or any of the related documents; and (v) that in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Transaction and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of CSL III, CSL or the pro forma entity, or the contemplated benefits of the Transaction, including without limitation the cost savings and operating synergies expected to result or be derived from the Transaction. We have assumed that the Transaction will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. We have further been advised by representatives of CSL III that CSL III has relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to CSL III, CSL, Merger Sub, the Transaction and any related transaction and the Agreement. KBW has not provided advice with respect to any such matters.

This opinion addresses only the fairness, from a financial point of view, as of the date hereof, of the Exchange Ratio in the Transaction to the holders of CSL III Common Shares. We express no view or opinion as to any other terms or aspects of the Transaction or any term or aspect of any related transaction (including the Preferred Stock Exchange and the termination of the investment advisory agreement between CSL III and CSL III Advisor and the CSL III Administration Agreement (as defined in the Agreement)), including without

Keefe, Bruyette & Woods, A Stifel Company	C-4

The Special Committee of the Board of Trustees

The Board of Trustees – Carlyle Secured Lending III

August 2, 2024

limitation, the form or structure of the Transaction or any such related transaction, any consequences of the Transaction or any related transaction to CSL III, its shareholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, consulting, support, shareholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Transaction, any such related transaction, or otherwise. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof. There is currently significant volatility in the stock and other financial markets arising from global tensions and political unrest, economic uncertainty, inflation, prolonger higher interest rates and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions. It is understood that subsequent developments may affect the conclusion reached in this opinion and that KBW does not have an obligation to update, revise or reaffirm this opinion. We express no view or opinion as to any changes to the CSL Common Stock Price, the CSL III Per Share NAV, the CSL Per Share NAV or the CSL III Share of CSL Premium after the date hereof from the respective amounts thereof that we have assumed for purposes of our analyses and this opinion. Our opinion does not address, and we express no view or opinion with respect to, (i) the underlying business decision of CSL III to engage in the Transaction or enter into the Agreement, (ii) the relative merits of the Transaction as compared to any strategic alternatives that are, have been or may be available to or contemplated by CSL III, the Committee or the Board, (iii) the fairness of the amount or nature of any compensation to any of CSL III’s officers, directors or employees, or any class of such persons, relative to any compensation to the holders of CSL III Common Shares, (iv) the effect of the Transaction or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of CSL III (other than the holders of CSL III Common Shares, solely with respect to the Exchange Ratio (as described herein) and not relative to the consideration to be received by holders of any other class of securities) or holders of any class of securities of CSL or any other party to any transaction contemplated by the Agreement, (v) any fees payable by CSL III to CSL III Advisor for investment advisory and management services, (vi) the different exchange ratio calculations provided for in the Agreement, whether the CSL Common Stock Price will actually be greater than the CSL Per Share NAV or what the actual number of shares of CSL Common Stock to be received in the Merger for each CSL III Common Share will be; (vii) the actual value of CSL Common Stock to be issued in connection with the Merger or the Preferred Stock Exchange, (viii) the prices, trading range or volume at which CSL Common Stock will trade following the public announcement of the Transaction or following the consummation of the Transaction, (x) any advice or opinions provided by any other advisor to any of the parties to the Transaction or any other transaction contemplated by the Agreement, or (xi) any legal, regulatory, accounting, tax or similar matters relating to CSL III, CSL, Merger Sub, any of their respective shareholders or stockholders, or relating to or arising out of or as a consequence of the Transaction or any other related transaction, including whether or not the Transaction and the Preferred Stock Exchange will qualify as a tax-free reorganization for United States federal income tax purposes.

This opinion is for the information of, and is directed to, the Committee (in its capacity as such) and, as requested by the Committee, the Board (in its capacity as such) in connection with their respective consideration of the financial terms of the Transaction. This opinion does not constitute a recommendation to the Committee or the Board as to how it should vote on the Transaction, or to any holder of CSL III Common Shares or any stockholder of any other entity as to how to act in connection with the Transaction or any other matter, nor does it constitute a recommendation as to whether or not any such shareholder or stockholder should enter into a stockholders’, affiliates’ or other agreement with respect to the Transaction or exercise any dissenters’ or appraisal rights that may be available to such shareholder or stockholder.

This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.

Keefe, Bruyette & Woods, A Stifel Company	C-5

The Special Committee of the Board of Trustees

The Board of Trustees – Carlyle Secured Lending III

August 2, 2024

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio in the Merger is fair, from a financial point of view, to the holders of CSL III Common Shares.

Very truly yours,

Keefe, Bruyette & Woods, Inc.

Keefe, Bruyette & Woods, A Stifel Company	C-6

PART C

Other Information

Item 15. Indemnification.

Reference is made to Section 2-418 of the MGCL, Article VII of CGBD’s charter and Article XI of CGBD’s bylaws.

The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. CGBD’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by the MGCL, subject to the requirements of the Investment Company Act.

CGBD’s charter authorizes CGBD, to the maximum extent permitted by the MGCL and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer of the corporation or any individual who, while serving as CGBD’s director or officer and at CGBD’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. CGBD’s bylaws obligate CGBD, to the maximum extent permitted by the MGCL and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while serving as CGBD’s director or officer and at CGBD’s request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding without requiring a preliminary determination of his or her ultimate entitlement to indemnification. The charter and bylaws also permit CGBD to indemnify and advance expenses to any person who served a predecessor of CGBD in any of the capacities described above and any of CGBD’s employees or agents or any employees or agents of CGBD’s predecessor. In accordance with the Investment Company Act, CGBD will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The MGCL requires a corporation (unless its charter provides otherwise, which CGBD’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

CGBD has entered into indemnification agreements with CGBD’s directors and executive officers that will provide the maximum indemnification permitted under the MGCL and the Investment Company Act.

The above discussion of Section 2-418 of the MGCL and CGBD’s charter is not intended to be exhaustive and is respectively qualified in its entirety by such statute CGBD’s charter.

Item 16. Exhibits.

(1)(a)	Articles of Amendment and Restatement of the Registrant (Incorporated by reference to Exhibit 3.1 to the Registrant’s Form 10-12G/A filed on April 11, 2013 (File No. 000-54899)).

(1)(b)	Articles of Amendment to the Articles of Amendment and Restatement of the Registrant (Incorporated by reference to Exhibit 3.2 to the Registrant’s Form 10-K filed on March 22, 2017 (File No. 814-00995)).

(1)(c)	Articles Supplementary of the Registrant (Incorporated by reference to Exhibit 3.1 to the Registrant’s Form 10-Q filed on May 5, 2020 (File No. 814-00995)).

(2)(a)	Amended and Restated Bylaws of the Registrant (Incorporated by reference to Exhibit 3.2 to the Registrant’s Form 10-12G/A filed on April 11, 2013 (File No. 000-54899)).

(2)(b)	First Amendment to the Amended and Restated Bylaws of the Registrant (Incorporated by reference to Exhibit 3.4 to the Registrant’s Form 10-K filed on March 22, 2017 (File No. 814-00995)).

(3)	Not Applicable

(4)	Agreement and Plan of Merger among Carlyle Secured Lending III, Carlyle Secured Lending, Inc., Blue Fox Merger Sub, Inc., and (for the limited purposes set forth therein) CSL III Advisor, LLC and Carlyle Global Credit Investment Management L.L.C., dated as of August 2, 2024 (Incorporated by reference to Exhibit 2.1 to the Registrant’s Form 8-K (File No. 814-00995) filed on August 5, 2024).

(5)(a)	Form of Subscription Agreement for Private Offerings (Incorporated by reference to Exhibit 4.1 to the Registrant’s Form 10-12G/A filed on April 11, 2013 (File No. 000-54899)).

(5)(b)	Description of Registered Securities (Incorporated by reference to Exhibit 4.2 to the Registrant’s Form 10-K filed on February 26, 2024 (File No. 814-00995)).

(5)(c)	Registration Rights Agreement, dated as of May 5, 2020, by and between TCG BDC, Inc. and Carlyle Investment Management L.L.C. (Incorporated by reference to Exhibit 4.1 to the Registrant’s Form 10-Q filed by the Company on May 5, 2020 (File No. 814-00995)).

(5)(d)	Indenture, dated November 20, 2023, between Carlyle Secured Lending, Inc., as Issuer, and U.S. Bank Trust Company, National Association (as successor to The Bank of New York Mellon Trust Company, N.A.), as Trustee. (Incorporated by reference to Exhibit 4.1 to the Registrant’s Form 8-K filed on November 20, 2023 (File No. 814-00995)).

(5)(e)	First Supplemental Indenture, dated as of November 20, 2023, between Carlyle Secured Lending, Inc. and U.S. Bank Trust Company, National Association (as successor to The Bank of New York Mellon Trust Company, N.A.) (Incorporated by reference to Exhibit 4.2 to the Registrant’s Form 8-K filed on November 20, 2023 (File No. 814-00995)).

(5)(f)	Indenture, dated as of June 26, 2015, between Carlyle GMS Finance MM CLO 2015-1 LLC, as issuer, and State Street Bank and Trust Company, as trustee. (Incorporated by reference to Exhibit 10.2 to the Registrant’s Form 10-Q filed on August 12, 2015 (File No. 814-00995))

(5)(g)	Form T-1 Statement of Eligibility of U.S. Bank Trust Company, National Association. (Incorporated by reference to Exhibit (d)(7) to the Registrant’s Form N-2 filed on April 29, 2024 (File No. 333-278993)).

(5)(h)	Agreement of Resignation, Appointment and Acceptance, dated as of February 15, 2024, by and among Carlyle Secured Lending, Inc., U.S. Bank Trust Company, National Association, and The Bank of New York Mellon Trust Company, N.A. (Incorporated by reference to Exhibit (d)(8) to the Registrant’s Form N-2 filed on April 29, 2024 (File No. 333-278993)).

(6)	Second Amended and Restated Investment Advisory Agreement, dated August 6, 2018, by and between the Company and Carlyle Global Credit Investment Management L.L.C. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 10-Q filed on November 6, 2018 (File No. 814-00995)).

(7)	Not Applicable.

(8)	Not Applicable

(9)	Custodian Agreement, dated March 21, 2012, between Carlyle GMS Finance, Inc. and State Street Bank and Trust Company, as custodian (Incorporated by reference to Exhibit (j) to the Registrant’s Registration Statement on Form N-2 filed on May 19, 2017 (File No. 333-218114)).

(10)	Not Applicable

(11)	Form of Opinion and Consent of Venable LLP. **

(12)	Form of Opinion and Consent of Sullivan & Cromwell LLP. **

(13)(a)	Administration Agreement, dated as of April 3, 2013 by and between Carlyle GMS Finance, Inc. and Carlyle GMS Finance Administration L.L.C., as administrator (Incorporated by reference to Exhibit 10.2 to the Registrant’s Form 10-12G/A filed on April 11, 2013 (File No. 000-54899)).

(13)(b)	Form of Indemnification Agreement (Incorporated by reference to Exhibit 10.3 to the Registrant’s Form 10-12G/A filed on April 11, 2013 (File No. 000-54899)).

(13)(c)	Amended and Restated Senior Secured Revolving Credit Agreement, dated as of March 21, 2014 and Conformed through Amendment No. 10 dated as of August 31, 2023, among Carlyle Secured Lending, Inc., as borrower, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 10-Q filed on November 7, 2023 (File No. 814-00995)).

(13)(d)	Collateral Management Agreement, dated as of June 26, 2015, by and between Carlyle GMS Finance MM CLO 2015-1 LLC, as issuer, and Carlyle GMS Investment Management L.L.C., as collateral manager (Incorporated by reference to Exhibit 10.3 to the Registrant’s Form 10-Q filed on August 12, 2015 (File No. 814-00995)).

(13)(e)	Contribution Agreement, dated as of June 26, 2015, by and between Carlyle GMS Finance, Inc., as the contributor, and Carlyle GMS Finance MM CLO 2015-1 LLC, as the contributee (Incorporated by reference to Exhibit 10.4 to the Registrant’s Form 10-Q filed on August 12, 2015 (File No. 814-00995)).

(13)(f)	Fifth Amended and Restated Limited Liability Company Agreement, dated as of April 20, 2023, between Carlyle GMS Finance, Inc. and Credit Partners USA LLC, as members (Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 10-Q filed on August 8, 2023 (File No. 814-00995)).

(13)(g)	First Supplemental Indenture, dated as of August 30, 2018, between Carlyle Direct Lending CLO 2015-1R LLC, as issuer, and State Street Bank and Trust Company, as trustee (Incorporated by reference to Exhibit 10.3 to the Registrant’s Form 10-Q filed on November 6, 2018 (File No. 814-00995)).

(13)(h)	Note Purchase Agreement, dated December 30, 2019, by and between TCG BDC, Inc. and the purchasers party thereto (Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed on December 30, 2019 (File No. 814-00995)).

(13)(i)	First Supplement to Master Note Purchase Agreement dated as of December 8, 2020, by and between TCG BDC, Inc. and the purchasers party thereto (Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed on December 11, 2020 (File No. 814-00995)).

(13)(j)	Omnibus Amendment No. 9, dated as of May 25, 2022, among Carlyle Secured Lending, Inc., as borrower, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, collateral agent and swingline lender. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed on June 1, 2022 (File No. 814-00995)).

(13)(k)	Second Supplemental Indenture, dated as of June 30, 2023, between Carlyle Direct Lending CLO 2015-1R LLC, as issuer, and State Street Bank and Trust Company, as trustee. (Incorporated by reference to Exhibit 10.2 to the Registrant’s Form 10-Q filed on August 8, 2023 (File No. 814-00995)).

(13)(l)	Amended and Restated Senior Secured Revolving Credit Agreement, dated as of March 21, 2014 and Conformed through Amendment No. 12 dated as of May 29, 2024, among Carlyle Secured Lending Inc., as borrower, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 10-Q filed by the Company on August 5, 2024 (File No. 814-00995).

(13)(m)	Third Supplemental Indenture, dated as of July 2, 2024 to the Indenture dated as of June 26, 2015 between Carlyle Direct Lending CLO 2015-1R LLC and State Street Bank and Trust Company as trustee (Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed by the Company on July 9, 2024 (File No. 814-00995).

(13)(n)	Second Amendment to Collateral Management Agreement, dated as of July 2, 2024, to the Collateral Management Agreement entered into by Carlyle Direct Lending CLO 2015-1R LLC and Carlyle Global Credit Investment Management L.L.C. (Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed by the Company on July 9, 2024 (File No. 814-00995)).

(13)(o)	Dividend Reinvestment Plan for TCG BDC, Inc. (Incorporated by reference to Exhibit (e)(2) to the Registrant’s Form N-2 filed by on June 5, 2017 (File No. 333-218114)).

(13)(p)	Form of Preferred Stock Exchange Agreement, by and between CGBD and CIM.**

(13)(q)	Form of Amended and Restated Registration Rights Agreement, by and between CGBD and CIM.**

(13)(r)	Form of Lock-Up Agreement, by and between CGBD and CIM.**

(14)(a)	Consent of Ernst & Young LLP (Carlyle Secured Lending, Inc. and Middle Market Credit Fund, LLC) *

(14)(b)	Consent of Ernst & Young LLP (Carlyle Secured Lending III) *

(15)	Consolidated Financial Statements of Middle Market Credit Fund, LLC for the years ended December 31, 2023 and 2022. (Incorporated by reference to Exhibit 99.1 to the Registrant’s Form 10-K filed on February 26, 2024 (File No. 814-00995)).

(16)	Power of Attorney (Included on signature page hereto).

(17)(a)	Form of Proxy Card of Carlyle Secured Lending, Inc. *

(17)(b)	Consent of Raymond James & Associates, Inc. *

(17)(c)	Consent of Keefe, Bruyette and Woods, Inc. *

(18)	Filing Fees Table*

*	Filed herewith.
**	To be filed by amendment.

Item 17. Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York, and State of New York, on the 7th day of October, 2024.

CARLYLE SECURED LENDING, INC.

By:	/s/ Justin V. Plouffe
Justin V. Plouffe
Director, Chief Executive Officer and President (principal executive officer)

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Nelson Joseph and Joshua Lefkowitz, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement on Form N-14, including post-effective amendments to this Registration Statement and supplements to this Registration Statement, and any registration statement filed pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Justin V. Plouffe Justin V. Plouffe	Director, Chief Executive Officer and President (principal executive officer)	October 7, 2024

/s/ Thomas M. Hennigan Thomas M. Hennigan	Chief Financial Officer (principal financial officer)	October 7, 2024

/s/ Nelson Joseph Nelson Joseph	Treasurer (principal accounting officer)	October 7, 2024

/s/ Nigel D. T. Andrews Nigel D. T. Andrews	Director	October 7, 2024

/s/ Leslie E. Bradford Leslie E. Bradford	Director	October 7, 2024

/s/ Mark Jenkins Mark Jenkins	Director	October 7, 2024

/s/ John G. Nestor John G. Nestor	Director	October 7, 2024

/s/ Linda Pace Linda Pace	Director and Chair of the Board	October 7, 2024

/s/ William H. Wright II William H. Wright II	Director	October 7, 2024